UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03091

Name of Fund: BlackRock Series Fund, Inc.

BlackRock Balanced Capital Portfolio

BlackRock Capital Appreciation Portfolio

BlackRock Global Allocation Portfolio

BlackRock Government Money Market Portfolio

BlackRock High Yield Portfolio

BlackRock Large Cap Core Portfolio

BlackRock Total Return Portfolio

BlackRock U.S. Government Bond Portfolio

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Series Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2016

Date of reporting period: 06/30/2016

Item 1 – Report to Stockholders

JUNE 30, 2016

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Series Fund, Inc.

▶   BlackRock Balanced Capital Portfolio

▶   BlackRock Capital Appreciation Portfolio

▶   BlackRock Global Allocation Portfolio

▶   BlackRock Government Money Market Portfolio

▶   BlackRock High Yield Portfolio

▶   BlackRock Large Cap Core Portfolio

▶   BlackRock Total Return Portfolio

▶   BlackRock U.S. Government Bond Portfolio

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

The Markets in Review

Dear Shareholder,

Uneven economic outlooks and divergence of monetary policies across regions have been the overarching themes driving financial markets over the past couple of years. In the latter half of 2015, as U.S. growth outpaced other developed markets, investors were focused largely on the timing of the Federal Reserve’s (the “Fed”) decision to end its near-zero interest rate policy. The Fed ultimately hiked rates in December, whereas the European Central Bank and the Bank of Japan took additional steps to stimulate growth, even introducing negative interest rates. The U.S. dollar had strengthened considerably ahead of these developments, causing profit challenges for U.S. companies that generate revenues overseas, and pressuring emerging market currencies and commodities prices.

Also during this time period, oil prices collapsed due to excess global supply. China, one of the world’s largest consumers of oil, was another notable source of stress for financial markets as the country showed signs of slowing economic growth and took measures to devalue its currency. Declining confidence in the country’s policymakers stoked investors’ worries about the potential impact of China’s weakness on the global economy. Global market volatility increased and risk assets (such as equities and high yield bonds) suffered in this environment.

The elevated market volatility spilled over into 2016, but as the first quarter wore on, fears of a global recession began to fade, allowing markets to calm and risk assets to rebound. Central bank stimulus in Europe and Japan, combined with a more tempered outlook for rate hikes in the United States, helped bolster financial markets. A softening in U.S. dollar strength brought relief to U.S. exporters and emerging market economies. Oil prices rebounded as the world’s largest producers agreed to reduce supply.

Volatility spiked again in late June when the United Kingdom shocked investors with its vote to leave the European Union. Uncertainty around how the British exit might affect the global economy and political landscape long term drove investors to high quality assets, pushing already-low global yields to even lower levels.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to adjust accordingly as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	3.84%	3.99%
U.S. small cap equities (Russell 2000® Index)	2.22	(6.73)
International equities (MSCI Europe, Australasia, Far East Index)	(4.42)	(10.16)
Emerging market equities (MSCI Emerging Markets Index)	6.41	(12.05)
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.15	0.19
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	7.95	9.49
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	5.31	6.00
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.35	7.80
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	9.06	1.65

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of June 30, 2016	BlackRock Balanced Capital Portfolio

Investment Objective

BlackRock Balanced Capital Portfolio’s (the “Fund”) investment objective is to seek high total investment return.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended June 30, 2016, the Fund returned 1.43%, underperforming its blended benchmark (60% Russell 1000® Index/40% Barclays U.S. Aggregate Bond Index), which returned 4.48% for the period. The Russell 1000® Index advanced 3.74%, while the Barclays U.S. Aggregate Bond Index returned 5.31%.

What factors influenced performance?

•

From a broad asset allocation perspective, the Fund’s overweight in equities relative to the blended benchmark detracted from performance as equities underperformed core fixed income during the period.

•

With respect to the Fund’s equity allocation, exposure to financials was the prime detractor from performance due to weakness among banks. Bank holdings underperformed early in 2016 on speculation that low commodity prices would weigh further on inflation expectations and credit markets. At the same time, market volatility and uncertainty led to a sharp slowdown in mergers and acquisitions, equity and debt underwriting, and trading activity, resulting in negative earnings revisions. More recently, U.S. banks experienced weakness as the U.K. vote to leave the European Union exacerbated the concern around interest rates staying lower for longer. Underweights to telecommunication services and utilities also weighed on relative returns, as these defensive sectors were key beneficiaries during the market tumult in the first half of the year. Information technology (“IT”) and consumer discretionary were additional sources of weakness. Hardware was the main drag within IT, driven by a difficult sales environment for personal computers, while auto components and hotels, restaurants & leisure detracted within consumer discretionary.

•

Within equities, relative performance was supported by select holdings within the consumer sectors, with media, tobacco and food products key areas of strength. Managed-care holdings within health care also added value over the period.

•

Within the fixed income allocation, the Fund’s underweight allocation to U.S. investment grade credit detracted from performance, as did exposure to European credit. The Fund’s management of currency exposures was also a negative contributor to performance.

•

Within fixed income, the largest contributors to performance during the period were allocations to U.S. securitized assets, U.S. high yield corporates, municipal bonds, agency mortgage-backed securities (“MBS”) and emerging markets debt.

Describe recent portfolio activity.

•

Within equities, the Fund’s weighting in the industrials sector saw the most significant increase over the six-month period, particularly within aerospace & defense. Exposure to consumer staples and materials also increased. The biggest reduction was in financials, largely with respect to banks and insurance, while consumer discretionary exposure declined as well.

•

Within fixed income, the Fund maintained a generally defensive stance while tactically shifting its stance with respect to overall portfolio duration (and corresponding interest rate sensitivity). Through the first quarter of 2016, the Fund maintained a neutral duration, but shifted to an underweight as the Fed struck a surprisingly hawkish tone in April. As the U.K. referendum approached, expecting safe-haven assets to be in demand, the Fund returned to a neutral duration stance. Toward the end of the period, taking into consideration the extent of the rally within U.S. Treasuries alongside generally stable U.S. economic data, the Fund moved to a slight duration underweight. Additionally, given the spread compression between higher and lower quality assets across the fixed income universe since the middle of February, the Fund increased exposure to higher quality assets such as U.S. investment grade credit, agency MBS and municipal bonds. The Fund was overweight securitized assets, modestly increasing this allocation during the second quarter of 2016. With respect to currency exposures, the Fund tactically maintained a long U.S. dollar bias during the period.

•

The Fund held derivatives, most notably futures contracts, during the period as a part of its investment strategy. Derivatives are used as a means to manage risk and/or take outright views on equities, interest rates, credit risk and/or foreign exchange positions. During the period, the Fund’s use of derivatives had a positive impact on the absolute performance of the Fund.

4	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

BlackRock Balanced Capital Portfolio

Describe portfolio positioning at period end.

•

Relative to the blended benchmark, the Fund ended the period overweight in equities relative to fixed income. Relative to the Russell 1000® Index, the Fund’s equity allocation was overweight financials, particularly banks. In addition, the Fund was focused on stock-specific opportunities to capture growth tied to healthy and confident U.S. consumers, and also maintained a preference for IT. These cyclical positions were balanced with strategic allocations to the more stable health care and consumer staples sectors. The Fund continued to underweight defensive areas of the market such as real estate investment trusts, where valuations have reached near all-time highs amid elevated demand for yield and perceived quality.

•

Within fixed income, the Fund ended the quarter positioned slightly underweight duration. In the expectation that the global demand for yield will support high quality credit sectors, the Fund was overweight U.S. investment grade credit and agency MBS. The Fund maintained an increased allocation to municipals, modest exposure to U.S. high yield corporate and emerging market debt, and remained overweight securitized assets. The Fund remained slightly long in the U.S. dollar versus the Chinese renminbi, the Saudi Arabian Riyal and British pound.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]
Common Stocks	58%
U.S. Government Sponsored Agency Securities	16
Corporate Bonds	10
U.S. Treasury Obligations	6
Asset-Backed Securities	4
Non-Agency Mortgage-Backed Securities	3
Taxable Municipal Bonds	2
Foreign Government Obligations	1

[1]	Total Investments exclude short-term securities, options purchased, borrowed bonds, options written and TBA sale commitments.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2016	5

BlackRock Balanced Capital Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. The Fund invests in U.S. and foreign equity and fixed income securities of any maturity.

[2]	The Fund compares its performance to that of a customized weighted index comprised of the returns of the Russell 1000® Index (60%) and Barclays U.S. Aggregate Bond Index (40%).

[3]

The index measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index.

[4]

A widely recognized unmanaged market-weighted index comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

Performance Summary for the Period Ended June 30, 2016

		Average Annual Total Returns[5]
	6-Month Total Returns[5]	1 Year	5 Years	10 Years
BlackRock Balanced Capital Portfolio	1.43%	1.40%	7.84%	5.72%
60% Russell 1000® Index/40% Barclays U.S. Aggregate Bond Index	4.48	4.40	8.78	6.87
Russell 1000® Index	3.74	2.93	11.88	7.51
Barclays U.S. Aggregate Bond Index.	5.31	6.00	3.76	5.13

[5]

Cumulative and average annual total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance related fees and expenses are not reflected in these returns.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example

	Actual				Hypothetical[8]
			Including	Excluding		Including		Excluding
			Interest Expense	Interest Expense		Interest Expense		Interest Expense
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period[6]	Expenses Paid During the Period[7]	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period[6]	Ending Account Value June 30, 2016	Expenses Paid During the Period[7]
BlackRock Balanced Capital Portfolio	$1,000.00	$1,014.30	$2.65	$2.50	$1,000.00	$1,022.23	$2.66	$1,022.38	$2.51

[6]	Expenses are equal to the annualized expense ratio (0.53%), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[7]	Expenses are equal to the annualized expense ratio (0.50%), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 23 for further information on how expenses were calculated.

6	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

Fund Summary as of June 30, 2016	BlackRock Capital Appreciation Portfolio

Investment Objective

BlackRock Capital Appreciation Portfolio’s (the “Fund”) investment objective is to seek long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended June 30, 2016, the Fund returned (4.17)%, underperforming its benchmark, the Russell 1000® Growth Index, which returned 1.36%, and the broad-market S&P 500® Index, which returned 3.84%. The following discussion of relative performance pertains to the Russell 1000® Growth Index.

What factors influenced performance?

•

After a strong finish to 2015, the Fund was not immune to the broader risk-off environment and momentum reversal that gripped markets at the start of 2016. Investors began the year favoring dividend stocks amid fears of negative interest rates, then broadly rotated to more traditional value stocks at the expense of growth/momentum names as the first quarter progressed. The rotation exacted the greatest toll on last year’s winners (regardless of sound fundamentals) and higher volatility stocks. Further challenging performance has been the resilience of safe-haven assets as the low/ negative interest rate environment continued to attract domestic and foreign investors to high-dividend segments in their quest for yield. The Fund did rebound in the latter half of the reporting period, but, unfortunately, it was not enough to offset the abovementioned weakness.

•

On a sector basis, consumer discretionary was the prime detractor from relative performance, with weakness most notable in the internet & catalog retail, media and specialty retail segments. Health care and information technology (“IT”) also weighed on results, mainly with respect to biotechnology and IT services. Conversely, energy and materials were the top contributors to performance. Oil & gas holdings led in energy, while chemicals was a standout in materials. Financials also added value.

•

In stock specifics, biotechnology holdings Vertex Pharmaceuticals Inc. and United Therapeutics Corp. were among the top detractors. The stocks underperformed amid the broader market rotation away from volatility, momentum and growth in the first half of the reporting period, which had a particularly negative impact on the biotechnology segment. Vertex shares were further pressured by several near-term downward estimate revisions on the company’s newly-launched drug Orkambi (though peak sales for the drug remain constant).

•

Positions in Alliance Data Systems Corp. and TripAdvisor Inc. also weighed on results. Alliance Data Systems reported an in-line fourth quarter and reiterated 2016 guidance, but its guidance included slightly higher credit losses than previously forecasted due to 2015 coming in better than expected (the company is using the same end point in 2016). Given Alliance Data’s exposure to credit losses in a potential downturn and the higher increase in losses relative to 2015, the stock sold off primarily on macro worries. TripAdvisor underperformed amid worries about the global economy and, specifically, global travel fundamentals post- the terrorist attacks in Europe and fears about the Zika virus in Latin America. Adding to weakness in the shares were investor concerns about the company’s business transition to first party booking, especially in light of a challenging travel environment.

•

On the positive side, UnitedHealth Group Inc. and Amazon.com Inc. were the top contributors in the six-month period. UnitedHealth outperformed as its pharmacy benefit management (PBM) unit, which represents about 20% of profits, won the business of the California and Texas government workers retirees program, and General Electric. These wins suggest that UnitedHealth’s recent purchase of Catamaran (a smaller PBM) is being well received in the marketplace, and that the company could continue to take share if its promises of using the PBM relationship to lower overall medical costs for its customers (not just drug costs) bear out. Amazon shares outperformed after the company’s first-quarter results showed both a revenue acceleration and significant margin expansion, resulting in operating profit that beat expectations by almost 40%. Moreover, the company’s fastest-growing business, Amazon Web Services, continued to show strong revenue growth (63% year-over-year) and margin expansion.

•

Additional contributions came from positions in Tencent Holdings Ltd. and Facebook Inc. Tencent reported first-quarter revenue growth and margins that exceeded expectations. In addition, Weixin user additions accelerated on a quarter-over-quarter basis, and the company’s outlook was bullish with respect to mobile games, subscriptions and advertising. Facebook outperformed earlier in the period after the company exceeded expectations for its fourth-quarter results by a wide margin. Revenues accelerated, margins topped expectations and the company’s plans for 2016 were in-line with expectations.

Describe recent portfolio activity.

•

Due to a combination of portfolio trading activity and market movement during the six-month period, the Fund’s weighting in the consumer staples and energy sectors increased, largely with respect to beverages and oil, gas & consumable fuels. Industrials exposure also increased. The most notable reductions were in IT, mainly hardware, and health care, especially biotechnology and pharmaceuticals.

Describe portfolio positioning at period end.

•

From a positioning standpoint, the investment advisor continues to barbell the portfolio, balancing best-in-class growth companies with low-volatility names that should perform well in a low growth, low interest rate environment.

•	As of period end, the Fund’s largest sector overweight relative to the Russell 1000® Growth Index was in IT, while industrials remained the largest underweight.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2016	7

BlackRock Capital Appreciation Portfolio

Portfolio Information

Sector Allocation	Percent of Net Assets
Information Technology	35%
Consumer Discretionary	20
Health Care	16
Consumer Staples	11
Industrials	5
Financials	4
Materials	3
Energy	2
Telecommunication Services	2
Short-Term Securities	6
Liabilities in Excess of Other Assets	(4)

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub classifications for reporting ease.

8	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

BlackRock Capital Appreciation Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. The Fund invests primarily in a diversified portfolio consisting primarily of common stock of U.S. companies that the investment advisor believes have shown above-average growth rates in earnings over the long term.

[2]	This unmanaged index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

[3]

This unmanaged index measures the performance of the large cap growth segment of the U.S. equity universe and consists of those Russell 1000® securities with higher price-to-book ratios and higher forecasted growth values.

Performance Summary for the Period Ended June 30, 2016
		Average Annual Total Returns[4]
	6-Month Total Returns[4]	1 Year	5 Years	10 Years
BlackRock Capital Appreciation Portfolio	(4.17)%	(3.39)%	8.95%	7.04%
S&P 500® Index	3.84	3.99	12.10	7.43
Russell 1000® Growth Index	1.36	3.02	12.35	8.78

[4]

Cumulative and average annual total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance related fees and expenses are not reflected in these returns.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period[5]	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period[5]	Annualized Expense Ratio
BlackRock Capital Appreciation Portfolio	$1,000.00	$958.30	$2.58	$1,000.00	$1,022.23	$2.66	0.53%

[5]	Expenses are equal to the annualized net expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 23 for further information on how expenses were calculated.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2016	9

Fund Summary as of June 30, 2016	BlackRock Global Allocation Portfolio

Investment Objective

BlackRock Global Allocation Portfolio’s (the “Fund”) investment objective is to seek high total investment return.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended June 30, 2016, the Fund underperformed its reference benchmark, which is comprised of the S&P 500® Index (36%), FTSE World (ex-US) Index (24%), BofA Merrill Lynch Current 5-Year U.S. Treasury Index (24%) and Citigroup Non-U.S. Dollar World Government Bond Index (16%) (the “Reference Benchmark”). For the same period, the Fund also underperformed the broad-based all-equity benchmark, the FTSE World Index. The Fund invests in both equities and bonds; therefore, the Reference Benchmark provides a truer representation of the Fund’s composition and a more comparable means for measurement. The following discussion of relative performance pertains to the Reference Benchmark. The commentary (and referenced allocation percentages) are based on the economic exposures of the Fund, which reflect adjustments for futures, swaps, options and convertible bonds, and may vary relative to the market value.

What factors influenced performance?

•

Within equities, an overweight in Japan and an underweight in the United States detracted from performance. From a sector perspective, stock selection in industrials, consumer discretionary, information technology (“IT”), financials, and telecommunication services (“telecom”) weighed on returns. An underweight in fixed income detracted from performance. Currency management, notably an overweight in the U.S. dollar, negatively impacted performance.

•

The Fund uses derivatives, which may include options, futures, swaps and forward contracts both to seek to enhance returns of the Fund and to hedge (or protect) against adverse movements in currency exchange rates, interest rates and movements in the securities markets. During the period, the Fund’s use of derivatives had a negative impact on the absolute performance of the Fund.

•

Positive contributors within equities included an overweight in precious metal securities, in particular, gold miners. From a sector perspective, an overweight in energy was additive. Exposure to commodity-related securities (notably gold) and to cash and cash equivalents positively impacted performance as well.

Describe recent portfolio activity.

•

During the period, the Fund’s overall equity allocation remained essentially unchanged at 58% of net assets. Within equities, the Fund increased its exposure to the United States, and decreased exposure to Asia, notably Japan. On a sector basis, the Fund increased its weighting in financials, IT, and consumer staples, and decreased its weighting in health care, materials, telecom, and energy.

•

The Fund’s allocation to fixed income increased from 23% to 33% of net assets. Within fixed income the Fund increased exposure to government bonds, notably in the United States, Australia, and Europe. The Fund’s exposure to commodity-related securities increased from 1% to 5% of net assets.

•

Reflecting the above changes, the Fund’s allocation to cash and cash equivalents was reduced from 18% to 4% of net assets. Over the period, cash and cash equivalents helped mitigate Fund volatility and served as a source of funds for new investments.

Describe portfolio positioning at period end.

•

Relative to its reference benchmark, the Fund ended the period underweight equities and fixed income and overweight commodity-related securities and cash and cash equivalents. Within equities, the Fund was overweight Japan and Europe, and underweight the United States. Within Europe, the Fund was overweight France and the Netherlands, and underweight Switzerland and Germany. From a sector perspective, the Fund was overweight IT and telecom, and underweight consumer staples, consumer discretionary, materials, and utilities. Within fixed income, the Fund was underweight U.S. Treasuries, Japanese government bonds, and European sovereign debt, and overweight government bonds in Australia, Mexico, and Hungary. In addition, the Fund was overweight corporate and convertible bonds. With respect to currency exposure, the Fund was overweight the U.S. dollar, and was underweight the Japanese yen, euro, and British pound sterling.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overall Asset Exposure

	Percent of Fund’s Net Assets[1]		Reference Benchmark[2]
Portfolio Composition	6/30/16	12/31/15	Percentage
U.S. Equities	30%	27%	35%
European Equities	14	14	13
Asia Pacific Equities	12	15	9
Other Equities	2	2	3
Total Equities	58	58	60
U.S. Dollar Denominated Fixed Income Securities	24	18	24
U.S. Issuers	19	14	—
Non-U.S. Issuers	5	4	—
Non-U.S. Dollar Denominated Fixed Income Securities	9	5	16
Total Fixed Income Securities	33	23	40
Commodity-Related Securities	5	1	—
Cash & Short-Term Securities	4	18	—

[1]	Exposure based on market value and adjusted for the economic value of futures, swaps, options and convertible bonds.

[2]

The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% of the S&P 500 Index®; 24% FTSE World (ex U.S.) Index; 24% BofA Merrill Lynch Current 5-Year U.S. Treasury Index; and 16% Citigroup Non-U.S. Dollar World Government Bond Index. Descriptions of these indexes are found on page 11 of this report to shareholders in the “Performance Summary” section.

10	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

BlackRock Global Allocation Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.

[2]

The Fund invests in a portfolio of U.S. and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time with respect to types of securities and markets in response to changing markets and economic trends.

[3]	This unmanaged capitalization-weighted index is comprised of 2,544 equities from 35 countries in 4 regions, including the United States.

[4]

The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex U.S.) Index; 24% BofA Merrill Lynch Current 5-Year U.S. Treasury Index; and 16% Citigroup Non-U.S. Dollar World Government Bond Index.

Performance Summary for the Period Ended June 30, 2016

		Average Annual Total Returns[5]
	6-Month Total Returns[5]	1 Year	5 Years	10 Years
BlackRock Global Allocation Portfolio	0.28%	(3.39)%	3.83%	5.60%
FTSE World Index	1.55	(2.57)	6.34	4.98
Reference Benchmark	4.42	2.71	5.49	5.53
U.S. Stocks: S&P 500® Index[6]	3.84	3.99	12.10	7.43
Non-U.S. Stocks: FTSE World (ex U.S.) Index[7]	(1.03)	(9.03)	0.96	2.48
U.S. Bonds: BofA Merrill Lynch Current 5-Year U.S. Treasury Index[8]	4.36	4.74	2.84	4.98
Non-U.S. Bonds: Citigroup Non-U.S. Dollar World Government Bond Index[9]	13.50	13.85	0.31	3.97

[5]

Cumulative and average annual total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance related fees and expenses are not reflected in these returns.

[6]	This unmanaged index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

[7]	An unmanaged capitalization-weighted index comprised of over 1,920 equities from 34 countries, excluding the United States.

[8]	This unmanaged index is designed to track the total return of the current coupon five-year U.S. Treasury bond.

[9]	This unmanaged market capitalization-weighted index tracks 22 government bond indexes, excluding the United States.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example

	Actual				Hypothetical[12]
			Including Dividend Expense	Excluding Dividend Expense		Including Dividend Expense		Excluding Dividend Expense
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period[10]	Expenses Paid During the Period[11]	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period[10]	Ending Account Value June 30, 2016	Expenses Paid During the Period[11]
BlackRock Global Allocation Portfolio	$1,000.00	$1,002.80	$2.89	$2.84	$1,000.00	$1,021.98	$2.92	$1,022.03	$2.87

[10]	Expenses are equal to the annualized expense ratio (0.58%), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[11]	Expenses are equal to the annualized expense ratio (0.57%), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[12]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 23 for further information on how expenses were calculated.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2016	11

Fund Summary as of June 30, 2016	BlackRock Government Money Market Portfolio

For the Six-Month Period Ended June 30, 2016

After the Federal Open Market Committee (the “FOMC”) raised the target range for the federal funds rate by 25 basis points (0.25%) to 0.25-0.50% at its December 2015 meeting, the FOMC was clear in its expectation that the future removal of monetary accommodation would likely be gradual and dependent on incoming data. The positive momentum that resulted from the rate increase diminished fairly quickly in early 2016 as an economic slowdown in China spurred selling in equity markets around the world. On the back of this broader financial market turmoil, which abated in mid-February, the FOMC left rates unchanged for the remainder of the six-month period ended June 2016 and tempered its outlook for future short-term interest rate increases.

After the United Kingdom voted in late June to leave the European Union, markets broadly factored in expectations that the FOMC would not resume its course of raising interest rates before 2018, and reflected that investors anticipated the Bank of England and European Central Bank would turn more accommodative. Additionally, major credit rating agencies generally viewed the result of the “leave” decision unfavorably, assigning or maintaining a negative outlook on the United Kingdom, and in certain cases, downgrading the nation’s long-term credit rating by as much as two “notches” to AA.

While conditions in U.S. short-term markets were relatively stable and investment activity in credit was generally muted, some credit spread widening occurred on an issuer-specific basis, which was likely a combination of quarter-end factors and Brexit concerns. The U.S. short Rates Market benefited from the “flight to safety” flows, while core global bond yields hit record lows. In Europe, this raised expectations for more active central bank policy loosening, as well as a great deal of uncertainty in the political environment.

London Interbank Offered Rates (“LIBOR”) moved higher early in the period as a result of the hike in rates by the FOMC and speculation of another possible rate hike later this year. LIBOR remained elevated toward the end of the period even as expectations of a 2016 rate increase came down. The benchmark three-month LIBOR ended the period at 0.654%, which is just over 4 basis points higher than it had been six months prior.

We believe one 25-basis-point rate hike in 2016 is unlikely, though still possible should recent upward pressure on inflation prove lasting and labor market and financial conditions remain supportive of such an action.

The short-term tax-exempt market ended the six-month period with the SIFMA Index, which represents the average yield on seven-day variable rate demand note (“VRDN”) securities, at a multi-year high of 0.41%, well above the six-month average of 0.24%. VRDN new issuance remained light as municipal issuers continued to lock in low fixed rates through longer-dated bond deals. However, over the past six months, the tax-exempt money fund industry experienced outflows of approximately 24%, or $62 billion, due to pending money fund reform. These outflows caused dealer VRDN inventories to increase substantially, forcing dealers to reset levels on VRDNs higher in order to attract the interest of taxable crossover buyers. During the six months ended June 30, yields on short term municipal securities essentially matched those of comparable taxable investments, making the tax-exempt investment space very attractive to crossover buyers.

In the primary note market, the Municipal Market Advisors AAA General Obligation One-Year Index ended the six-month period at 0.46%, reflective of the selectivity of investors with regard to purchases of one-year maturities. Ahead of “note season” in July and August, when municipalities issue the bulk of their one-year tax and revenue anticipation notes, municipal note issuance is anticipated to remain light as municipalities continue to assess their operating cash needs and formulate their budgets for the upcoming fiscal year. However, we expect one-year levels to continue to move higher throughout the summer as issuers will need to offer greater yield premiums to entice buyers to extend out to the full year maturity. Also, short-term tax-exempt industry assets are expected to decrease further over the coming months as money continues to move out of municipal money funds and into government funds as a result of technical provisions of the money fund reform that becomes effective in October. Due to this widespread uncertainty over shareholder activity, and in addition to the possibility of a further hike in short-term rates by the Fed, we expect an upward bias on short-term municipal rates throughout the remainder of 2016 as municipal money fund investors remain defensively positioned, favoring higher levels of liquidity and shorter weighted average maturities.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

12	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

BlackRock Government Money Market Portfolio

Investment Objective

BlackRock Government Money Market Portfolio’s (the “Fund”) investment objective is to seek to preserve capital, maintain liquidity and achieve the highest possible current income consistent with the foregoing.

Portfolio Information

Yields	7-Day SEC Yield	7-Day Yield
BlackRock Government Money Market Portfolio	0.00%	0.00%

Portfolio Composition	Percent of Net Assets
U.S. Government Sponsored Agency Securities	54%
Repurchase Agreements	41
U.S. Treasury Obligations	6
Liabilities in Excess of Other Assets	(1)
Total	100%

The 7-Day SEC Yield may differ from the 7-Day Yield shown above due to the fact that the 7-Day SEC Yield excludes distributed capital gains.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[2]
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period[1]	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period[1]	Annualized Expense Ratio
BlackRock Government Money Market Portfolio	$1,000.00	$1,000.00	$1.94	$1,000.00	$1,022.92	$1.96	0.39%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 23 for further information on how expenses were calculated.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2016	13

Fund Summary as of June 30, 2016	BlackRock High Yield Portfolio

Investment Objective

BlackRock High Yield Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2016, the Fund underperformed its benchmark, the Barclays U.S. Corporate High Yield 2% Issuer Capped Index.

What factors influenced performance?

•

Despite a poor showing in the initial weeks of the year, high yield bonds finished with a positive return in the first half of 2016. The early weakness was driven by a “risk-off” tone in the market that was largely fueled by the sharp decline in oil prices. The environment changed for the better in mid-February, when favorable actions by the world’s central banks sparked a significant recovery in oil and led to a rebound in riskier assets such as high yield bonds. Energy issues performed particularly well in the rally, as investors grew more confident in the credit outlook for many companies in the sector.

•

The Fund entered the period with a below-average risk profile, which aided performance during the early sell-off. However, this aspect of its positioning caused it to underperform in the subsequent rally. Underweight allocations in the metals & mining and oil field services industries weighed on results, as did security selection and an underweight position in the independent energy space. In this case, the underweight was due to the Fund’s underweight position in Chesapeake Energy Corp., a high-beta issue that rallied considerably from mid-February onward.

•

Security selection within the cable & satellite and gaming industries — which stemmed from an underweight position in Intelsat Jackson Holdings SA and an overweight in Amaya, Inc., respectively — contributed positively to returns. Performance was also aided by the Fund’s overweight position in the technology sector.

•

The Fund may utilize credit default swaps (“CDS”), high yield total returns swaps, high yield exchange traded funds and currency forward contracts. CDS are normally used as a strategy to manage risk, but are also used to express credit views and as a means to put capital to work in moving markets. On occasion, the Fund utilizes futures on the S&P 500 Index and Russell 2000 Index to manage portfolio beta and offset general market volatility. During the six-month period, the Fund used derivatives to add risk quickly during the rally and to provide liquidity as necessary. The Fund’s exposure to derivatives had a negative impact on performance during the period.

Describe recent portfolio activity.

•

The Fund increased its allocation to the metals & mining, independent energy and midstream industries. Although the Fund added to its energy weighting, it remained underweight the oil field services industry. The Fund held only select positions in higher-quality issuers within oil field services, as the investment advisor believed the industry would continue to face pressure despite the rebound in oil prices. Although oil field services issues rallied in conjunction with the rest of energy sector, companies in the industry typically have higher break-even levels that those in the independent energy and midstream areas.

Describe portfolio positioning at period end.

•

The Fund’s general investment themes and core positions reflected the investment advisor’s views regarding issuer cash flows, firm or industry catalysts, and idiosyncratic factors. Top issuer overweights include First Data Holdings, Inc. (technology), Ally Financial, Inc. (banking), and iHeartmedia, Inc. (Media and Entertainment).

•

Relative to the Barclays U.S. Corporate High Yield 2% Issuer Capped Index, the Fund was underweight in BB rated credits (which are more interest-rate sensitive), overweight in single B issuers and approximately neutral to the benchmark in bonds rated CCC and below. The Fund remained underweight the distressed part of the CCC tier, focusing on select issues with improving credit positions and/or attractive yields.

•

In addition to credit, the investment advisor sought opportunities in equity and equity-like instruments, such as preferred stocks and convertible bonds, to enhance the Fund’s total return profile. The Fund closed the period with a net short exposure to equities, reflecting its strategy of tactically implementing hedges to mitigate this risk when markets conditions warrant.

•

The Fund maintained a strategic allocation to bank loans, which have little duration risk and, as senior secured instruments, help offset the portfolio’s underweight in BB-rated bonds. (Duration is a measure of interest rate sensitivity.) The Fund has a slightly short duration relative to the benchmark overall, but this isn’t a core aspect of its strategy since rates are expected to increase very gradually.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

14	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

BlackRock High Yield Portfolio

Portfolio Information

Credit Quality Allocation[1]	Percent of Total Investments[2]

BBB/Baa	5%
BB/Ba	37
B	38
CCC/Caa	9
N/R	11

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]	Total Investments exclude short-term securities.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2016	15

BlackRock High Yield Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. The Fund invests primarily in non-investment grade bonds with maturities of ten years or less. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock High Income Fund.”

[2]

This unmanaged index is comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

Performance Summary for the Period Ended June 30, 2016
				Average Annual Total Returns[1,4]
	Standardized 30-Day Yield[3]	Unsubsidized 30-Day Yield[3]	6-Month Total Returns[4]	1 Year	5 Years	10 Years
BlackRock High Yield Portfolio	5.88%	5.40%	6.83%[5]	(0.51)%	5.36%	6.54%
Barclays U.S. Corporate High Yield 2% Issuer Capped Index.	—	—	9.06	1.65	5.84	7.61

[3]	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

[4]

Cumulative and average annual total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend/payable date. Insurance related fees and expenses are not reflected in these returns.

[5]

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from results reported in the financial highlights.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[7]
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period[6]	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period[6]	Annualized Expense Ratio
BlackRock High Yield Portfolio	$1,000.00	$1,068.30	$2.57	$1,000.00	$1,022.38	$2.51	0.50%

[6]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[7]

Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366. See “Disclosure of Expenses” on page 23 for further information on how expenses were calculated.

16	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

Fund Summary as of June 30, 2016	BlackRock Large Cap Core Portfolio

Investment Objective

BlackRock Large Cap Core Portfolio’s (the “Fund”) investment objective is to seek long-term growth of capital and income, and moderate current income.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2016, the Fund underperformed its benchmark, the Russell 1000® Index.

What factors influenced performance?

•

Financials was the prime detractor from relative performance. Bank holdings, including Bank of America Corp. and Citigroup Inc., underperformed early in 2016 on speculation that low commodity prices would weigh further on inflation expectations and credit markets. At the same time, market volatility and uncertainty led to a sharp slowdown in mergers & acquisitions, equity & debt underwriting and trading activity, which resulted in negatively revised expectations for bank earnings reports. More recently, the group experienced weakness as the Brexit result exacerbated the concern around lower long-term rates and the perpetual Fed waiting game. Elsewhere in the sector, insurance was a drag, as was an underweight to real estate investment trusts (“REITs”).

•

Consumer discretionary and health care were additional sources of weakness. Cruise operator Carnival Corp. and auto components holding Lear Corp. were the top detractors in consumer discretionary. Carnival underperformed as rising oil prices are expected to modestly pressure the company’s near-term earnings. At the same time, recent terrorist incidents have continued to weigh on US-sourced demand for European cruises. Lear underperformed on concerns around peaking domestic auto sales. Within health care, the position in Teva Pharmaceutical Industries Limited weighed. The broader generics space has been under extreme pressure, with rival companies seeing high rates of deflation in their businesses, which has caused contagion to Teva. Concerns that the acquisition of Allergan’s generics unit will be delayed also dampened sentiment for the shares, though the timing has little fundamental impact as long as the deal closes.

•

Finally, the Fund’s long-standing underweight to stability/bond proxies, especially telecommunication services and utilities, proved disadvantageous in the six months. The sectors significantly outperformed amid the broad flight to safety in the period, with investors’ search for yield in the lower for longer interest rate environment lending additional support.

•

On the positive side, select holdings within the consumer sectors added value. Media name Comcast Corp. outperformed on better than expected earnings results. The company delivered the best subscriber growth numbers

(in both Video and High Speed Data) in over eight years, confirming it is gaining share despite fears that competition from over-the-top (internet-based distribution) is driving accelerated “cord cutting”. In addition, Comcast’s operations, profits and free cash flow generation were increasingly attractive to investors seeking stability and total yield. Tobacco holding Altria Group Inc. gained as the company delivered solid earnings upside and maintained 2016 earnings growth guidance of 7% — 9%. The stock was also a beneficiary of the broader flight to high-yielding dividend growers in the period.

•

Additional contributions came from managed-care holdings UnitedHealth Group Inc. and Aetna Inc. Managed-care stocks broadly performed well on continued strong fundamentals. The companies appear to be managing cost trends well, and pricing remains solid in the majority of businesses. Though the healthcare exchanges continue to struggle, UnitedHealth has almost entirely withdrawn from these markets and Aetna has made a number of changes, including significantly raising prices, which should stabilize the business and remove this headwind. Positive developments in its services arm, Optum, further supported UnitedHealth shares as the unit won several high-profile contracts from CVS, aided by its new partnership with Walgreens Boots Alliance. Meanwhile, anticipation around the closing of its proposed merger with Humana further supported Aetna shares in the period (albeit sentiment reversed in July amid renewed uncertainty of the acquisition receiving regulatory approval).

Describe recent portfolio activity.

•

Due to a combination of portfolio trading activity and market movement during the six-month period, the Fund’s exposure to the industrials sector increased, particularly within aerospace & defense, construction & engineering and airlines. Exposure to consumer staples and materials also increased. The largest reduction was in financials, largely with respect to banks and insurance. Consumer discretionary and health care exposure also declined.

Describe portfolio positioning at period end.

•

Relative to the Russell 1000® Index, the Fund ended the period with its largest sector overweights in information technology, consumer discretionary and health care. Utilities, telecommunication services and industrials were the most significant underweights.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2016	17

BlackRock Large Cap Core Portfolio

Portfolio Information

Sector Allocation	Percent of Net Assets
Information Technology	24%
Health Care	17
Consumer Discretionary	16
Financials	15
Consumer Staples	9
Industrials	7
Energy	6
Materials	3
Utilities	1
Short-Term Securities	9
Liabilities in Excess of Other Assets	(7)

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub classifications for reporting ease.

18	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

BlackRock Large Cap Core Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. Under normal circumstances, the Fund invests at least 80% of its assets in a diversified portfolio of equity securities, primarily common stocks, of large capitalization companies included at the time of purchase in the Russell 1000® Index.

[2]

The index measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index.

Performance Summary for the Period Ended June 30, 2016

		Average Annual Total Returns[3]
	6-Month Total Returns[3]	1 Year	5 Years	10 Years
BlackRock Large Cap Core Portfolio.	(1.96)%	(2.10)%	9.05%	5.80%
Russell 1000® Index	3.74	2.93	11.88	7.51

[3]

Cumulative and average annual total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance related fees and expenses are not reflected in these returns.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example

	Actual			Hypothetical[5]
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period[4]	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period[4]	Annualized Expense Ratio
BlackRock Large Cap Core Portfolio	$1,000.00	$980.40	$2.46	$1,000.00	$1,022.38	$2.51	0.50%

[4]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[5]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 23 for further information on how expenses were calculated.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2016	19

Fund Summary as of June 30, 2016	BlackRock Total Return Portfolio

Investment Objective

BlackRock Total Return Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2016, the Fund returned 5.08%, underperforming its benchmark, the Barclays U.S. Aggregate Bond Index, which returned 5.31%.

What factors influenced performance?

•

The Fund’s underweight allocation to U.S. investment grade credit detracted from performance, as did its European peripheral duration exposure. The Fund’s management of currency exposures was also a negative contributor to performance.

•

Positive performance for the year was driven by allocations to U.S. securitized assets including commercial mortgage-backed securities, asset-backed securities and non-agency residential mortgage-backed securities. In addition, allocations to high yield corporates, municipal bonds, agency mortgage-backed securities (“MBS”) and emerging markets debt added to relative return.

Describe recent portfolio activity.

•

The Fund maintained a generally defensive stance while tactically shifting its stance with respect to overall portfolio duration (and corresponding interest rate sensitivity). Through the first quarter of 2016, the Fund maintained a neutral duration, but shifted to an underweight as the Fed struck a surprisingly hawkish tone in April. As the U.K. referendum approached, expecting safe-haven assets to be in demand, the Fund returned to a neutral duration stance. Toward the end of the period, taking into consideration the extent of the rally within U.S. Treasuries alongside generally stable U.S. economic data, the Fund moved to a slight duration underweight. Additionally, given the spread compression between higher and lower quality assets across the fixed income universe since the middle of February, the Fund increased exposure to higher quality assets such as U.S. investment grade credit, agency MBS and municipal bonds. The Fund was overweight securitized assets, modestly increasing this allocation during the second quarter of 2016. With respect to currency exposures, the Fund tactically maintained a long U.S. dollar bias during the period.

•

The Fund held derivatives, most notably futures contracts, during the period as a part of its investment strategy. Derivatives are used as a means to obtain exposure and/or take outright views on equities, interest rates, credit risk and/or foreign exchange positions. During the period, the Fund’s use of derivatives had a positive impact on the absolute performance of the Fund.

Describe portfolio positioning at period end.

•

The Fund ended the period positioned slightly underweight duration. In the expectation that the global demand for yield will support high quality credit sectors, the Fund was overweight U.S. investment grade credit and agency MBS. The Fund maintained an increased allocation to municipals, modest exposure to U.S. high yield corporate and emerging market debt, and remained overweight securitized assets. The Fund remained slightly long in the U.S. dollar versus the Chinese renminbi, the Saudi Arabian Riyal and British pound.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]
U.S. Government Sponsored Agency Securities	37%
Corporate Bonds	22
U.S. Treasury Obligations	21
Asset-Backed Securities	8
Non-Agency Mortgage-Backed Securities	7
Taxable Municipal Bonds	3
Foreign Government Obligations	2

[1]	Total Investments exclude short-term securities, options purchased, borrowed bonds, options written and TBA sale commitments.

Credit Quality Allocation[2]	Percent of Total Investments[3]
AAA/Aaa[4]	58%
AA/Aa	8
A	12
BBB/Baa	11
B	1
CCC/Caa	1
CC/Ca	1
N/R	8

[2]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”). These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[3]	Total Investments exclude short-term securities, options purchased, borrowed bonds, options written and TBA sale commitments.

[4]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

20	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

BlackRock Total Return Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. The Fund, under normal circumstances, will invest at least 80%, and typically invests 90% or more, of its assets in fixed-income securities such as corporate bonds and notes, mortgage-backed securities, asset-backed securities, convertible securities, preferred securities and government obligations.

[2]

A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

Performance Summary for the Period Ended June 30, 2016

				Average Annual Total Returns[4]
	Standardized 30-Day Yield[3]	Unsubsidized 30-Day Yield[3]	6-Month Total Returns[4]	1 Year	5 Years	10 Years
BlackRock Total Return Portfolio	2.34%	1.93%	5.08%	5.22%	4.51%	4.89%
Barclays U.S. Aggregate Bond Index	—	—	5.31	6.00	3.76	5.13

[3]	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

[4]

Cumulative and average annual total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example

	Actual				Hypothetical[7]
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period[5]	Expenses Paid During the Period[6]	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period[5]	Ending Account Value June 30, 2016	Expenses Paid During the Period[6]
BlackRock Total Return Portfolio	$1,000.00	$1,050.80	$3.31	$2.55	$1,000.00	$1,021.63	$3.27	$1,022.38	$2.51

[5]	Expenses are equal to the annualized expense ratio (0.65%), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[6]	Expenses are equal to the annualized expense ratio (0.50%), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 23 for further information on how expenses were calculated.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2016	21

Fund Summary as of June 30, 2016	BlackRock U.S. Government Bond Portfolio

Investment Objective

BlackRock U.S. Government Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2016, the Fund returned 4.29%, performing in line with its benchmark, the Barclays U.S. Government/Mortgage Index, which returned 4.33%.

What factors influenced performance?

•

The principal detractors from the Fund’s performance versus the benchmark included the use of interest rate swaps. Specifically, the Fund held fixed-rate payer positions (with a corresponding right to receive payments based upon a floating rate index) designed to benefit from an upward move in shorter-term rates. This position declined in value as interest rates fell during the period. In addition, the Fund’s stance with respect to overall portfolio duration (and corresponding interest rate sensitivity) and positioning along the yield curve acted to constrain returns. Finally, positioning with respect to currency weightings detracted as well.

•

Positive contributors to performance during the six-month period include allocations to securitized assets including commercial mortgage-backed securities (“CMBS”), particularly interest-only and agency CMBS. Also contributing were positions in asset-backed securities (“ABS”) and exposure to the 10-year segment of the treasury inflation protected security (“TIPS”) curve. The Fund’s overweighting of 30-year agency mortgage-backed securities (“MBS”) also added to performance during the period.

Describe recent portfolio activity.

•

During the six-month period, the Fund increased its allocation to swap payer positions, as well as to 10-year TIPS. The Fund’s allocation to currency trades was reduced, and its position in CMBS trimmed. The portfolio increased its allocation to MBS with strong call protection characteristics, while further reducing exposure to to-be-announced MBS contracts. The Fund also increased its exposure to higher coupon MBS with a more stable profile with respect to carry (incremental income) and less sensitivity to refinancing risk.

•

The Fund uses derivatives, which may include options, futures, swaps, options and forward contracts both to seek to enhance returns of the Fund and to hedge (or protect) against adverse movements in currency exchange rates, interest rates and movements in the securities markets. During the period, the Fund’s use of derivatives did not have a material impact on the absolute performance of the Fund.

Describe portfolio positioning at period end.

•

The Fund finished the six-month period underweight in duration, implemented primarily via short Treasury positions and fixed-rate payer positions in interest rate swaps. The Fund had a long 10-year TIPS position, and was overweight CMBS and slightly overweight ABS. The Fund was essentially neutrally weighted with respect to its MBS exposure relative to the benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]
U.S. Government Sponsored Agency Securities	53%
U.S. Treasury Obligations	39
Non-Agency Mortgage-Backed Securities	4
Corporate Bonds	2
Asset-Backed Securities	2

[1]	Total Investments exclude short-term securities, options purchased, options written, borrowed bonds and TBA sale commitments.

22	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

BlackRock U.S. Government Bond Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. The Fund, under normal circumstances, will invest at least 80% of its assets in bonds that are issued or guaranteed by the U.S. government and its agencies. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Government Income Portfolio”.

[2]	This index measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac.

[3]	This unmanaged index includes the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac that meet certain maturity and liquidity criteria.

Performance Summary for the Period Ended June 30, 2016

				Average Annual Total Returns[1,5]
	Standardized 30-Day Yield[4]	Unsubsidized 30-Day Yield[4]	6-Month Total Returns[5]	1 Year	5 Years	10 Years
BlackRock U.S. Government Bond Portfolio	1.57%	1.20%	4.29%	4.97%	3.05%	4.08%
Barclays U.S. Government/Mortgage Index	—	—	4.33	5.33	3.20	4.84
Barclays U.S. Mortgage-Backed Securities Index	—	—	3.10	4.34	3.01	4.96

[4]	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

[5]

Cumulative and average annual total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example

	Actual				Hypothetical[8]
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period[6]	Expenses Paid During the Period[7]	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period[6]	Ending Account Value June 30, 2016	Expenses Paid During the Period[7]
BlackRock U.S. Government Bond Portfolio	$1,000.00	$1,042.90	$3.20	$2.54	$1,000.00	$1,021.73	$3.17	$1,022.38	$2.51

[6]	Expenses are equal to the annualized expense ratio (0.63%), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[7]	Expenses are equal to the annualized expense ratio (0.50%), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 23 for further information on how expenses were calculated.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2016	23

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance returns and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Funds’ shareholders, and the value of these portfolio holdings is reflected in the Funds’ per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by the Funds’ shareholders and may reduce income.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on January 1, 2016 and held through June 30,2016) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

24	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2016	25

Schedule of Investments June 30, 2016 (Unaudited)	BlackRock Balanced Capital Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
ACAS CLO Ltd., Series 2012-1A, Class BR, 2.97%, 9/20/23 (a)(b)	USD	250	$249,786
ACE Securities Corp. Home Equity Loan Trust, Series 2006-CW1, Class A2D, 0.71%, 7/25/36 (b)		520	311,955
Adirondack Park CLO Ltd., Series 2013-1A, Class B, 2.63%, 4/15/24 (a)(b)		250	247,414
ALM XIV Ltd.:
Series 2014-14A, Class A1, 2.06%, 7/28/26 (a)(b)		250	248,878
Series 2014-14A, Class B, 3.58%, 7/28/26 (a)(b)		250	245,503
Anchorage Capital CLO Ltd., Series 2013-1A, Class A2A, 2.38%, 7/13/25 (a)(b)		250	242,477
Apidos CLO XII, Series 2013-12A, Class A, 1.73%, 4/15/25 (a)(b)		500	495,100
Ares IIIR/IVR CLO Ltd., Series 2007-3RA, Class A2, 0.85%, 4/16/21 (a)(b)		120	118,709
Argent Mortgage Loan Trust, Series 2005-W1, Class A2, 0.69%, 5/25/35 (b)		115	88,025
Atlas Senior Loan Fund IV Ltd., Series 2013-2A, Class A1L, 2.13%, 2/17/26 (a)(b)		250	249,375
B2R Mortgage Trust:
Series 2015-1, Class A1, 2.52%, 5/15/48 (a)		94	95,045
Series 2015-2, Class A, 3.34%, 11/15/48 (a)		98	101,472
Babson CLO Ltd., Series 2013-IA, Class A, 1.73%, 4/20/25 (a)(b)		250	247,358
Battalion CLO IV Ltd., Series 2013-4A, Class A1, 2.04%, 10/22/25 (a)(b)		250	247,947
Bayview Opportunity Master Fund IIIA Trust, Series 2014-16RP, Class A, 3.84%, 11/28/29 (a)(c)		62	62,192
Bayview Opportunity Master Fund IIIB RPL Trust, Series 2015-3, Class A1, 3.62%, 4/28/30 (a)(c)		37	36,850
BCMSC Trust:
Series 2000-A, Class A2, 7.58%, 6/15/30 (b)		53	27,851
Series 2000-A, Class A3, 7.83%, 6/15/30 (b)		49	26,684
Series 2000-A, Class A4, 8.29%, 6/15/30 (b)		84	48,183

Asset-Backed Securities		Par (000)	Value
Bear Stearns Asset-Backed Securities I Trust:
Series 2006-HE7, Class 1A2, 0.62%, 9/25/36-1/25/37 (b)	USD	348	$295,214
Series 2006-HE9, Class 2A, 0.59%, 11/25/36-3/25/37 (b)		241	195,055
Series 2007-HE1, Class 21A2, 0.61%, 1/25/37 (b)		72	65,292
Bear Stearns Asset-Backed Securities Trust, Series 2005-4, Class M2, 1.25%, 1/25/36 (b)		30	28,206
BlueMountain CLO Ltd., Series 2013-3A, Class A, 2.04%, 10/29/25 (a)(b)		250	248,622
Carrington Mortgage Loan Trust:
Series 2006-FRE2, Class A2, 0.57%, 10/25/36 (b)		93	53,242
Series 2006-NC4, Class A3, 0.61%, 10/25/36 (b)		100	69,544
Series 2006-NC5, Class A4, 0.67%, 1/25/37 (b)		100	58,220
Series 2007-FRE1, Class A2, 0.65%, 2/25/37 (b)		61	56,997
Series 2007-HE1, Class A2, 0.60%, 6/25/37 (b)		77	69,886
CHLUPA Trust, Series 2013-VM, Class A, 3.33%, 8/15/20 (a)		69	68,594
CIFC Funding Ltd., Series 2014-2A, Class A1L, 2.14%, 5/24/26 (a)(b)		480	476,406
Citigroup Mortgage Loan Trust, Series 2006-NC1, Class A2D, 0.70%, 8/25/36 (b)		90	66,463
Conseco Finance Securitizations Corp., Series 2000-4, Class A6, 8.31%, 5/01/32 (b)		44	26,701
Conseco Financial Corp., Series 1998-8, Class A1, 6.28%, 9/01/30		42	43,811
Countrywide Asset-Backed Certificates:
Series 2006-8, Class 2A3, 0.61%, 1/25/46 (b)		82	73,760
Series 2006-S3, Class A4, 6.43%, 1/25/29 (c)		29	28,592
Series 2006-SPS1, Class A, 0.67%, 12/25/25 (b)		6	5,432
CT CDO IV Ltd., Series 2006-4A, Class A1, 0.76%, 10/20/43 (a)(b)		3	2,496

Portfolio Abbreviations
ABS	Asset-Backed Security	EUR	Euro	RB	Revenue Bonds
ADR	American Depositary Receipts	FKA	Formerly Known As	REIT	Real Estate Investment Trust
AKA	Also Known As	GBP	British Pound	RUB	Russian Ruble
AMBAC	AMBAC Assurance Corp.	GO	General Obligation Bonds	SAR	Saudi Arabian Riyal
AUD	Australian Dollar	HUF	Hungarian Forint	SEK	Swedish Krona
BRL	Brazilian Real	IDR	Indonesian Rupiah	S&P	Standard & Poor’s
BZDIOVER	Overnight Brazil CETIP - Interbank Rate	JPY	Japanese Yen	SGD	Singapore Dollar
CAD	Canadian Dollar	KRW	South Korean Won	SPDR	Standard & Poor’s Depositary Receipts
CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate	TBA	To Be Announced
CHF	Swiss Franc	MXIBTIIE	Mexico Interbank TIIE 28 Day	TRY	Turkish Lira
CLO	Collateralized Loan Obligation	MXN	Mexican Peso	TWD	Taiwan New Dollar
COP	Colombian Peso	MYR	Malaysian Ringgit	USD	US Dollar
CNH	Chinese Yuan Offshore	NZD	New Zealand Dollar	ZAR	South African Rand
CNY	Chinese Yuan	OTC	Over-the-counter
ETF	Exchange-Traded Fund	PIK	Payment-in-kind
		PLN	Polish Zloty

See Notes to Financial Statements.

26	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Asset-Backed Securities		Par (000)	Value
CWHEQ Home Equity Loan Trust:
Series 2006-S5, Class A4, 5.84%, 6/25/35	USD	35	$34,862
Series 2006-S5, Class A5, 6.16%, 6/25/35		21	19,501
Series 2007-S1, Class A3, 5.81%, 11/25/36 (b)		27	26,838
CWHEQ Revolving Home Equity Loan Resecuritization Trust, Series 2006-RES, Class 4Q1B, 0.73%, 12/15/33 (a)(b)		52	42,670
CWHEQ Revolving Home Equity Loan Trust, Series 2005-B, Class 2A, 0.62%, 5/15/35 (b)		44	37,181
DCP Rights LLC, Series 2014-1A, Class A, 5.46%, 10/25/44 (a)		291	290,214
Eastland CLO Ltd., Series 2007-1A, Class A2A, 0.87%, 5/01/22 (a)(b)		206	204,166
Ford Credit Floorplan Master Owner Trust, Series 2012-5, Class C, 2.14%, 9/15/19		115	115,246
GSAMP Trust, Series 2007-H1, Class A1B, 0.65%, 1/25/47 (b)		36	22,724
GT Loan Financing I Ltd., Series 2013-1A, Class A, 1.90%, 10/28/24 (a)(b)		280	277,267
Highbridge Loan Management Ltd., Series 2012-1AR, Class A2R, 2.90%, 9/20/22 (a)(b)		250	250,347
Home Equity Mortgage Trust, Series 2006-2, Class 1A1, 5.87%, 7/25/36 (c)		218	93,208
Home Loan Mortgage Loan Trust, Series 2005-1, Class A3, 0.80%, 4/15/36 (b)		61	54,342
Invitation Homes Trust, Series 2014-SFR2, Class A, 1.55%, 9/17/31 (a)(b)		98	96,945
KKR Financial CLO Ltd., Series 2013-1A, Class A1, 1.78%, 7/15/25 (a)(b)		500	491,011
LCM XI LP, Series 11A, Class B, 2.78%, 4/19/22 (a)(b)		250	250,003
Lehman ABS Manufactured Housing Contract Trust:
Series 2001-B, Class M1, 6.63%, 4/15/40 (b)		130	139,259
Series 2001-B, Class M2, 7.17%, 4/15/40 (b)		25	16,779
Litigation Fee Residual Funding LLC, Series 2015-1, Class A, 4.00%, 10/01/27 (a)		192	189,705
Long Beach Mortgage Loan Trust:
Series 2006-10, Class 2A4, 0.67%, 11/25/36 (b)		18	7,796
Series 2006-11, Class 1A, 0.61%, 12/25/36 (b)		144	87,152
Series 2006-2, Class 2A3, 0.64%, 3/25/46 (b)		707	301,480
Madison Park Funding X Ltd., Series 2012-10A, Class B1, 2.98%, 1/20/25 (a)(b)		250	250,586
Morgan Stanley ABS Capital I, Inc., Trust, Series 2005-HE1, Class A2MZ, 1.05%, 12/25/34 (b)		78	70,575
MSCC Heloc Trust, Series 2007-1, Class A, 0.55%, 12/25/31 (b)		13	13,007
Navient Private Education Loan Trust:
Series 2014-CTA, Class B, 2.19%, 10/17/44 (a)(b)		250	229,637
Series 2015-AA, Class A3, 2.14%, 11/15/30 (a)(b)		103	102,022
Series 2016-AA, Class A2B, 2.59%, 12/15/45 (a)(b)		180	180,920
Series 2016-AA, Class B, 3.50%, 12/16/58 (a)		100	84,737
Northwoods Capital IX Ltd., Series 2012-9A, Class A, 2.05%, 1/18/24 (a)(b)		260	259,409

Asset-Backed Securities		Par (000)	Value
Oakwood Mortgage Investors, Inc., Series 2001-D, Class A4, 6.93%, 9/15/31 (b)	USD	17	$14,595
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class A, 1.75%, 7/17/25 (a)(b)		305	300,364
OHA Loan Funding Ltd., Series 2013-2A, Class A, 1.92%, 8/23/24 (a)(b)		285	282,192
OneMain Financial Issuance Trust, Series 2014-2A, Class D, 5.31%, 9/18/24 (a)		100	98,953
Option One Mortgage Loan Trust, Series 2007-FXD1, Class 3A4, 5.86%, 1/25/37 (c)		80	75,406
OZLM Funding IV Ltd., Series 2013-4A, Class A1, 1.79%, 7/22/25 (a)(b)		495	490,397
Pretium Mortgage Credit Partners I LLC, Series 2015-NPL4, Class A1, 4.38%, 11/27/30 (a)(c)		237	237,401
RCO Mortgage LLC, Series 2015-NQM1, Class A, 3.94%, 11/25/45 (a)(b)		56	55,561
RMAT LLC, Series 2015-RPL1, Class A1, 3.97%, 5/26/20 (a)(c)		90	89,750
Santander Drive Auto Receivables Trust:
Series 2014-S4, Class R, 1.43%, 4/16/19 (a)		5	4,821
Series 2014-S5, Class R, 1.43%, 6/18/19 (a)		2	1,850
Scholar Funding Trust, Series 2013-A, Class A, 1.10%, 1/30/45 (a)(b)		410	385,166
SLM Private Credit Student Loan Trust:
Series 2004-B, Class A2, 0.85%, 6/15/21 (b)		116	115,247
Series 2004-B, Class A3, 0.98%, 3/15/24 (b)		225	210,338
Series 2005-A, Class A3, 0.83%, 6/15/23 (b)		164	157,587
Series 2006-C, Class A4, 0.82%, 3/15/23 (b)		37	36,875
SLM Private Education Loan Trust:
Series 2011-B, Class A3, 2.69%, 6/16/42 (a)(b)		400	410,881
Series 2013-C, Class B, 3.50%, 6/15/44 (a)		500	502,167
SMB Private Education Loan Trust:
Series 2015-A, Class A3, 1.94%, 2/17/32 (a)(b)		200	196,863
Series 2015-B, Class A3, 2.19%, 5/17/32 (a)(b)		100	100,250
Series 2016-A, Class A2A, 2.70%, 5/15/31 (a)		100	101,371
Series 2016-A, Class A2B, 1.94%, 5/15/31 (a)(b)		120	119,846
SoFi Professional Loan Program LLC, Series 2015-D, Class A2, 2.72%, 10/27/36		88	88,390
Springleaf Funding Trust, Series 2015-AA, Class B, 3.62%, 11/15/24 (a)		320	313,233
Structured Asset Investment Loan Trust, Series 2004-8, Class M4, 1.95%, 9/25/34 (b)		61	52,642
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-23XS, Class 2A1, 0.75%, 1/25/35 (b)		105	96,410
SWAY Residential Trust, Series 2014-1, Class A, 1.75%, 1/17/32 (a)(b)		257	255,086
Symphony CLO XII Ltd.:
Series 2013-12A, Class A, 1.93%, 10/15/25 (a)(b)		380	376,790
Series 2013-12A, Class C, 3.38%, 10/15/25 (a)(b)		250	239,165

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2016	27

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Asset-Backed Securities		Par (000)	Value
Synchrony Credit Card Master Note Trust, Series 2016-2, Class A, 2.04%, 5/15/24	USD	240	$244,461
TICP CLO III Ltd., Series 2014-3A, Class B1, 2.98%, 1/20/27 (a)(b)		250	246,608
Venture XIX CLO Ltd., Series 2014-19A, Class A, 2.23%, 1/15/27 (a)(b)		250	249,025
VOLT XLV LLC, Series 2016-NPL5, Class A1, 4.00%, 5/25/46 (a)(c)		99	98,466
VOLT XLVI LLC, Series 2016-NPL6, Class A1, 3.84%, 6/25/46 (a)(c)		395	395,000
VOLT XLVII LLC, Series 2016-NPL7, Class A1, 3.75%, 6/25/46 (a)(c)		440	440,000
Voya CLO Ltd.:
Series 2012-2A, Class BR, 2.58%, 10/15/22 (a)(b)		250	248,627
Series 2013-3A, Class A1, 2.08%, 1/18/26 (a)(b)		250	248,865
Wachovia Asset Securitization Issuance II LLC Trust, Series 2007-HE2A, Class A, 0.58%, 7/25/37 (a)(b)		100	84,225
WVUE, Series 2015-1A, Class A, 4.50%, 9/25/20 (a)(c)		69	69,122
Ziggurat CLO I Ltd., Series 2014-1A, Class A1, 2.21%, 10/17/26 (a)(b)		515	515,773
Total Asset-Backed Securities — 3.7%			17,812,695

Common Stocks		Shares
Aerospace & Defense — 1.5%
L-3 Communications Holdings, Inc.		15,941	2,338,385
Raytheon Co.		35,320	4,801,754

			7,140,139
Airlines — 1.7%
Delta Air Lines, Inc.		76,550	2,788,717
Southwest Airlines Co.		113,620	4,455,040
United Continental Holdings, Inc. (d)		19,060	782,222

			8,025,979
Auto Components — 1.4%
Goodyear Tire & Rubber Co.		76,400	1,960,424
Lear Corp.		45,096	4,588,969

			6,549,393
Banks — 6.4%
Bank of America Corp.		580,515	7,703,434
Citigroup, Inc.		74,871	3,173,782
JPMorgan Chase & Co.		156,430	9,720,560
SunTrust Banks, Inc.		83,340	3,423,607
U.S. Bancorp		161,840	6,527,007

			30,548,390
Beverages — 1.1%
Dr Pepper Snapple Group, Inc.		44,510	4,301,001
Molson Coors Brewing Co., Class B		9,410	951,633

			5,252,634
Biotechnology — 2.4%
Amgen, Inc.		38,130	5,801,479
Gilead Sciences, Inc.		67,836	5,658,879

			11,460,358
Building Products — 0.4%
Owens Corning		38,080	1,961,882

Common Stocks	Shares	Value
Capital Markets — 1.0%
Goldman Sachs Group, Inc.	30,759	$4,570,172
Chemicals — 0.6%
Dow Chemical Co.	21,207	1,054,200
Eastman Chemical Co.	25,130	1,706,327

		2,760,527
Communications Equipment — 1.5%
Cisco Systems, Inc.	253,220	7,264,882
Construction & Engineering — 0.4%
AECOM (d)(e)	42,291	1,343,585
EMCOR Group, Inc.	12,250	603,435

		1,947,020
Consumer Finance — 0.5%
SLM Corp. (d)	389,301	2,405,880
Containers & Packaging — 0.9%
Avery Dennison Corp.	20,600	1,539,850
Packaging Corp. of America	42,305	2,831,474

		4,371,324
Electronic Equipment, Instruments & Components — 0.6%
CDW Corp.	44,360	1,777,949
Flextronics International Ltd. (d)	111,600	1,316,880

		3,094,829
Energy Equipment & Services — 0.2%
Schlumberger Ltd.	11,610	918,119
Food & Staples Retailing — 2.4%
CVS Health Corp.	78,285	7,495,006
Walgreens Boots Alliance, Inc.	46,800	3,897,036

		11,392,042
Food Products — 0.6%
Tyson Foods, Inc., Class A (e)	39,630	2,646,888
Health Care Providers & Services — 5.3%
Aetna, Inc.	60,790	7,424,283
Centene Corp. (d)(e)	58,100	4,146,597
Cigna Corp.	29,718	3,803,607
Humana, Inc.	10,030	1,804,196
Laboratory Corp. of America Holdings (d)	23,140	3,014,448
UnitedHealth Group, Inc.	35,760	5,049,312

		25,242,443
Hotels, Restaurants & Leisure — 1.2%
Carnival Corp. (e)	124,994	5,524,735
Household Durables — 1.0%
DR Horton, Inc.	79,915	2,515,724
Lennar Corp., Class A	27,225	1,255,073
NVR, Inc. (d)	549	977,407

		4,748,204
Insurance — 1.3%
American International Group, Inc.	52,057	2,753,295
Travelers Cos., Inc.	27,255	3,244,435

		5,997,730
Internet Software & Services — 2.8%
Alphabet, Inc., Class A (d)	7,889	5,550,148
Alphabet, Inc., Class C (d)	8,581	5,938,910
Facebook, Inc., Class A (d)	15,565	1,778,768

		13,267,826

See Notes to Financial Statements.

28	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Common Stocks	Shares	Value
IT Services — 1.2%
Amdocs Ltd.	41,201	$2,378,122
Cognizant Technology Solutions Corp., Class A (d)	56,620	3,240,929

		5,619,051
Machinery — 0.3%
WABCO Holdings, Inc. (d)	13,240	1,212,387
Media — 2.6%
Comcast Corp., Class A	144,310	9,407,569
Omnicom Group, Inc. (e)	36,110	2,942,604

		12,350,173
Metals & Mining — 0.4%
Rio Tinto PLC — ADR (e)	67,897	2,125,176
Multi-Utilities — 0.5%
Public Service Enterprise Group, Inc.	50,380	2,348,212
Oil, Gas & Consumable Fuels — 3.3%
Anadarko Petroleum Corp.	17,160	913,770
BP PLC — ADR (e)	131,750	4,678,443
Chevron Corp.	32,400	3,396,492
Hess Corp.	24,942	1,499,014
Marathon Oil Corp.	48,230	723,932
Statoil ASA — ADR	55,960	968,668
Suncor Energy, Inc. (e)	107,770	2,988,462
Valero Energy Corp. (e)	16,090	820,590

		15,989,371
Pharmaceuticals — 2.6%
Johnson & Johnson	10,900	1,322,170
Pfizer, Inc.	207,510	7,306,427
Teva Pharmaceutical Industries Ltd. — ADR	76,507	3,842,947

		12,471,544
Road & Rail — 0.3%
Norfolk Southern Corp.	19,350	1,647,265
Semiconductors & Semiconductor Equipment — 1.5%
Intel Corp.	42,190	1,383,832
Lam Research Corp. (e)	59,156	4,972,653
NVIDIA Corp. (e)	20,380	958,064

		7,314,549
Software — 3.1%
Activision Blizzard, Inc.	152,790	6,055,068
Microsoft Corp.	175,770	8,994,151

		15,049,219
Specialty Retail — 3.3%
GNC Holdings, Inc., Class A	46,400	1,127,056
Home Depot, Inc.	51,780	6,611,788
Lowe’s Cos., Inc.	71,950	5,696,281
Ross Stores, Inc.	41,946	2,377,919

		15,813,044
Technology Hardware, Storage & Peripherals — 3.5%
Apple Inc.	130,820	12,506,392
EMC Corp.	136,720	3,714,682
Western Digital Corp.	15,540	734,420

		16,955,494
Tobacco — 1.5%
Altria Group, Inc.	107,143	7,388,581
Total Common Stocks — 59.3%		283,375,462

Corporate Bonds		Par (000)	Value
Aerospace & Defense — 0.1%
BAE Systems Holdings, Inc.:
2.85%, 12/15/20 (a)	USD	38	$38,829
3.85%, 12/15/25 (a)		24	25,439
4.75%, 10/07/44 (a)		8	8,728
Boeing Co.:
2.20%, 10/30/22		12	12,320
2.60%, 10/30/25		17	17,702
Lockheed Martin Corp.:
3.10%, 1/15/23		16	16,864
3.55%, 1/15/26		43	46,709
3.60%, 3/01/35		30	30,413
4.50%, 5/15/36		17	18,976
4.07%, 12/15/42		63	67,069
4.70%, 5/15/46		29	34,184
Northrop Grumman Corp., 3.85%, 4/15/45		74	77,037
United Technologies Corp.:
1.78%, 5/04/18 (c)		166	167,491
4.15%, 5/15/45		65	71,394

			633,155
Air Freight & Logistics — 0.1%
FedEx Corp.:
4.90%, 1/15/34		119	135,070
3.90%, 2/01/35		11	11,182
4.10%, 2/01/45		55	55,921
4.75%, 11/15/45		54	60,178
4.55%, 4/01/46		31	33,638

			295,989
Airlines — 0.1%
American Airlines Group, Inc., 4.63%, 3/01/20 (a)		91	86,905
American Airlines Pass-Through Trust, Series 2015-1, Class A, 3.38%, 5/01/27		92	92,201
Southwest Airlines Co.:
2.75%, 11/06/19		45	46,520
2.65%, 11/05/20		81	83,605
Turkish Airlines Pass-Through Trust, Series 2015-1, Class A, 4.20%, 9/15/28 (a)		62	60,241
United Airlines Pass-Through Trust, Series 2014-1, Class B, 4.75%, 10/11/23		17	17,373

			386,845
Auto Components — 0.0%
BorgWarner, Inc., 3.38%, 3/15/25		80	81,802
Delphi Automotive PLC, 4.25%, 1/15/26		95	103,819

			185,621
Automobiles — 0.0%
Daimler Finance North America LLC, 2.45%, 5/18/20 (a)		184	189,344
Banks — 0.9%
Bank of America Corp.:
2.25%, 4/21/20		165	165,923
3.30%, 1/11/23		110	113,206
3.88%, 8/01/25		201	213,223
4.88%, 4/01/44		28	31,909
BB&T Corp., 2.45%, 1/15/20		92	94,564
Citigroup, Inc.:
1.80%, 2/05/18		205	205,841
2.50%, 9/26/18		208	212,123
2.50%, 7/29/19		285	290,310
3.50%, 5/15/23		66	67,354
3.88%, 3/26/25		53	53,536

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2016	29

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Corporate Bonds		Par (000)	Value
Banks (continued)
Cooperatieve Rabobank UA, 4.38%, 8/04/25	USD	250	$261,132
Fifth Third Bank, 2.25%, 6/14/21		200	203,120
JPMorgan Chase & Co.:
1.35%, 2/15/17		231	231,469
2.20%, 10/22/19		111	112,827
2.75%, 6/23/20		29	29,883
2.55%, 10/29/20		171	174,709
3.88%, 9/10/24		186	192,573
3.90%, 7/15/25		104	112,170
3.20%, 6/15/26		203	208,649
4.25%, 10/01/27		65	68,772
U.S. Bancorp:
2.95%, 7/15/22		135	140,486
3.10%, 4/27/26		98	101,934
Washington Mutual Bank, 0.00%, 11/06/09 (d)(f)		100	21,000
Wells Fargo & Co.:
2.60%, 7/22/20		68	69,885
2.55%, 12/07/20		90	92,623
3.55%, 9/29/25		115	122,560
3.00%, 4/22/26		379	386,334
3.90%, 5/01/45		90	94,466
4.90%, 11/17/45		52	56,904

			4,129,485
Beverages — 0.2%
Anheuser-Busch InBev Finance, Inc.:
2.65%, 2/01/21		208	215,699
3.30%, 2/01/23		165	173,856
3.65%, 2/01/26		96	102,840
4.70%, 2/01/36		65	73,042
4.90%, 2/01/46		65	76,170
Anheuser-Busch InBev Worldwide, Inc., 3.75%, 7/15/42		46	46,027
Molson Coors Brewing Co.:
3.00%, 7/15/26		133	132,869
5.00%, 5/01/42		31	34,743
4.20%, 7/15/46		49	49,210
PepsiCo., Inc., 4.45%, 4/14/46		100	116,698

			1,021,154
Biotechnology — 0.3%
AbbVie, Inc.:
2.50%, 5/14/20		100	102,232
2.90%, 11/06/22		103	105,021
4.50%, 5/14/35		82	85,703
Amgen, Inc.:
2.13%, 5/01/20		87	88,374
4.40%, 5/01/45		65	67,526
4.66%, 6/15/51 (a)		89	92,988
Biogen, Inc.:
2.90%, 9/15/20		48	50,024
3.63%, 9/15/22		82	87,044
4.05%, 9/15/25		69	74,275
5.20%, 9/15/45		19	21,366
Celgene Corp.:
2.25%, 5/15/19		108	109,800
3.25%, 8/15/22		116	119,810
Gilead Sciences, Inc.:
2.35%, 2/01/20		25	25,645
3.65%, 3/01/26		25	27,204
4.60%, 9/01/35		29	32,245
4.80%, 4/01/44		132	148,504
4.50%, 2/01/45		39	42,511
4.75%, 3/01/46		57	64,815

			1,345,087

Corporate Bonds		Par (000)	Value
Building Products — 0.0%
Standard Industries, Inc., 6.00%, 10/15/25 (a)	USD	34	$35,530
Capital Markets — 0.7%
Bank of New York Mellon Corp.:
2.10%, 1/15/19		152	155,395
2.05%, 5/03/21		642	652,093
Credit Suisse Group Funding Guernsey Ltd., 2.75%, 3/26/20		250	246,825
Goldman Sachs Group, Inc.:
2.63%, 1/31/19		297	303,970
2.00%, 4/25/19		48	48,492
2.60%, 4/23/20		144	146,397
2.75%, 9/15/20		71	72,473
2.63%, 4/25/21		103	104,455
3.50%, 1/23/25		94	96,586
3.75%, 5/22/25		191	199,475
4.80%, 7/08/44		29	32,103
4.75%, 10/21/45		34	37,478
Jefferies Group LLC, 6.50%, 1/20/43		30	29,788
Morgan Stanley:
2.80%, 6/16/20		243	248,979
3.75%, 2/25/23		164	173,705
3.70%, 10/23/24		119	124,518
4.00%, 7/23/25		55	58,893
3.88%, 1/27/26		161	170,916
4.30%, 1/27/45		77	81,046
State Street Corp., 2.65%, 5/19/26		213	217,342

			3,200,929
Chemicals — 0.1%
Agrium, Inc., 4.13%, 3/15/35		55	53,114
CF Industries, Inc.:
3.45%, 6/01/23		55	54,951
5.38%, 3/15/44		92	86,761
Dow Chemical Co.:
4.38%, 11/15/42		32	32,676
4.63%, 10/01/44		43	45,536
Eastman Chemical Co., 4.80%, 9/01/42		58	60,118
Ecolab, Inc., 2.25%, 1/12/20		67	68,204
Monsanto Co., 3.60%, 7/15/42		87	75,192
Sherwin-Williams Co., 4.00%, 12/15/42		26	25,947

			502,499
Commercial Services & Supplies — 0.1%
Aviation Capital Group Corp., 2.88%, 9/17/18 (a)		155	153,450
Republic Services, Inc., 3.20%, 3/15/25		62	64,763
Waste Management, Inc.:
3.13%, 3/01/25		54	56,462
3.90%, 3/01/35		62	64,969

			339,644
Communications Equipment — 0.1%
Harris Corp.:
2.70%, 4/27/20		39	39,530
4.85%, 4/27/35		95	104,289
5.05%, 4/27/45		18	20,416
Juniper Networks, Inc., 3.30%, 6/15/20		79	81,455

			245,690
Consumer Finance — 0.8%
American Express Credit Corp.:
1.13%, 6/05/17		311	310,957
2.25%, 8/15/19		119	121,477
Capital One Financial Corp.:
4.75%, 7/15/21		5	5,566
4.20%, 10/29/25		93	95,608

See Notes to Financial Statements.

30	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Corporate Bonds		Par (000)	Value
Consumer Finance (continued)
Capital One N.A., 2.95%, 7/23/21	USD	263	$270,262
Ford Motor Credit Co. LLC:
1.72%, 12/06/17		500	501,063
2.15%, 1/09/18		200	201,751
2.02%, 5/03/19		487	491,144
3.34%, 3/18/21		248	257,207
General Motors Financial Co., Inc.:
2.63%, 7/10/17		250	252,311
3.10%, 1/15/19		43	43,927
3.70%, 11/24/20		117	120,207
3.20%, 7/06/21		405	405,644
3.45%, 4/10/22		105	104,926
4.00%, 1/15/25		100	101,181
Synchrony Financial:
2.60%, 1/15/19		90	90,985
2.70%, 2/03/20		52	52,142
4.50%, 7/23/25		92	95,395
Toyota Motor Credit Corp., 2.75%, 5/17/21		105	110,066

			3,631,819
Containers & Packaging — 0.0%
International Paper Co.:
3.65%, 6/15/24		63	66,620
4.80%, 6/15/44		48	48,799

			115,419
Diversified Consumer Services — 0.0%
Wesleyan University, 4.78%, 7/01/16		79	84,740
Diversified Financial Services — 0.2%
Berkshire Hathaway, Inc., 3.13%, 3/15/26		212	222,291
BP Capital Markets PLC, 2.24%, 5/10/19		141	144,792
General Electric Capital Corp.:
3.15%, 9/07/22		76	81,562
3.10%, 1/09/23		71	75,843
Intercontinental Exchange, Inc.:
2.75%, 12/01/20		57	59,686
3.75%, 12/01/25		37	39,914
Moody’s Corp., 4.50%, 9/01/22		85	94,500
Shell International Finance BV:
2.13%, 5/11/20		121	123,496
4.13%, 5/11/35		173	186,561
3.63%, 8/21/42		46	44,268
Woodside Finance Ltd., 3.65%, 3/05/25 (a)		15	14,652

			1,087,565
Diversified Telecommunication Services — 0.5%
AT&T Inc.:
2.38%, 11/27/18		91	92,869
2.30%, 3/11/19		115	117,448
2.45%, 6/30/20		225	229,716
4.60%, 2/15/21		245	268,100
3.88%, 8/15/21		133	143,284
3.00%, 6/30/22		122	124,937
3.40%, 5/15/25		33	33,756
6.38%, 3/01/41		45	54,763
4.30%, 12/15/42		115	111,345
4.75%, 5/15/46		54	55,343
Verizon Communications, Inc.:
2.63%, 2/21/20		197	203,868
3.45%, 3/15/21		239	256,072
5.05%, 3/15/34		60	66,594
4.40%, 11/01/34		82	84,554
3.85%, 11/01/42		55	51,725
4.86%, 8/21/46		278	303,878

			2,198,252

Corporate Bonds		Par (000)	Value
Electric Utilities — 0.5%
Alabama Power Co., 2.80%, 4/01/25	USD	24	$24,861
Commonwealth Edison Co., 4.70%, 1/15/44		57	68,592
Duke Energy Carolinas LLC:
4.25%, 12/15/41		88	98,607
3.75%, 6/01/45		59	62,295
Duke Energy Corp.:
3.05%, 8/15/22		7	7,274
3.75%, 4/15/24		81	86,977
4.80%, 12/15/45		35	40,523
Duke Energy Florida LLC, 3.85%, 11/15/42		59	62,347
Emera U.S. Finance LP:
2.15%, 6/15/19 (a)		101	102,175
2.70%, 6/15/21 (a)		152	154,894
3.55%, 6/15/26 (a)		120	122,789
Entergy Arkansas, Inc., 3.70%, 6/01/24		117	128,252
Exelon Corp.:
2.85%, 6/15/20		168	173,303
2.45%, 4/15/21		28	28,394
Florida Power & Light Co., 3.80%, 12/15/42		46	49,512
Northern States Power Co., 3.60%, 5/15/46		187	196,622
PacifiCorp:
3.60%, 4/01/24		115	126,316
3.35%, 7/01/25		161	174,069
Progress Energy, Inc., 4.88%, 12/01/19		20	22,020
Public Service Co. of Colorado, 2.50%, 3/15/23		90	91,861
Puget Sound Energy, Inc., 4.30%, 5/20/45		93	106,420
Southern California Edison Co., 1.25%, 11/01/17		49	49,238
Southern Co., 3.25%, 7/01/26		440	457,038
Trans-Allegheny Interstate Line Co., 3.85%, 6/01/25 (a)		142	151,820

			2,586,199
Electrical Equipment — 0.0%
Rockwell Automation, Inc., 2.88%, 3/01/25		95	98,575
Energy Equipment & Services — 0.0%
Schlumberger Holdings Corp., 3.00%, 12/21/20 (a)		77	80,308
Transocean, Inc., 6.80%, 3/15/38		30	19,575

			99,883
Food & Staples Retailing — 0.1%
CVS Health Corp.:
4.00%, 12/05/23		89	98,421
5.30%, 12/05/43		36	44,940
Sysco Corp., 4.50%, 4/01/46		32	34,135
Walgreens Boots Alliance, Inc.:
4.80%, 11/18/44		240	258,191
4.65%, 6/01/46		6	6,399
Wal-Mart Stores, Inc.:
2.55%, 4/11/23		62	64,712
4.00%, 4/11/43		31	34,410

			541,208
Food Products — 0.0%
Kraft Heinz Foods Co.:
3.00%, 6/01/26 (a)		96	96,785
6.88%, 1/26/39		36	49,158

			145,943
Health Care Equipment & Supplies — 0.3%
Abbott Laboratories, 2.55%, 3/15/22		125	127,851
Becton Dickinson and Co.:
1.45%, 5/15/17		102	102,265

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2016	31

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Corporate Bonds		Par (000)	Value
Health Care Equipment & Supplies (continued)
1.80%, 12/15/17	USD	35	$35,286
2.68%, 12/15/19		69	70,969
3.13%, 11/08/21		64	67,151
4.69%, 12/15/44		20	22,532
Boston Scientific Corp.:
2.65%, 10/01/18		101	103,241
2.85%, 5/15/20		119	123,277
3.85%, 5/15/25		52	55,003
Medtronic, Inc.:
2.50%, 3/15/20		92	95,414
3.13%, 3/15/22		88	93,283
3.63%, 3/15/24		110	121,069
4.63%, 3/15/44		85	99,275
4.63%, 3/15/45		79	92,895
St. Jude Medical, Inc.:
2.80%, 9/15/20		82	84,532
3.88%, 9/15/25		27	28,760
Stryker Corp.:
3.38%, 11/01/25		37	38,828
3.50%, 3/15/26		56	59,409
4.63%, 3/15/46		49	55,053
Zimmer Biomet Holdings, Inc.:
3.55%, 4/01/25		46	47,412
4.25%, 8/15/35		77	77,190

			1,600,695
Health Care Providers & Services — 0.5%
Aetna, Inc.:
2.40%, 6/15/21		187	190,793
3.20%, 6/15/26		211	217,082
4.50%, 5/15/42		65	68,810
4.13%, 11/07/42		25	25,297
AmerisourceBergen Corp.:
1.15%, 5/15/17		89	88,977
3.25%, 3/01/25		31	32,517
4.25%, 3/01/45		31	32,754
Anthem, Inc.:
1.88%, 1/15/18		287	288,625
2.30%, 7/15/18		194	196,791
Series A, 3.70%, 8/15/21		7	7,483
3.30%, 1/15/23		121	124,984
4.65%, 8/15/44		54	57,507
Baylor Scott & White Holdings, 4.19%, 11/15/45		40	44,600
Catholic Health Initiatives, 4.35%, 11/01/42		30	30,264
Cigna Corp., 3.25%, 4/15/25		172	174,699
Dignity Health, 5.27%, 11/01/64		55	65,539
Express Scripts Holding Co.:
1.25%, 6/02/17		98	97,931
3.90%, 2/15/22		66	70,731
Laboratory Corp. of America Holdings, 2.63%, 2/01/20		85	86,818
New York & Presbyterian Hospital, 3.56%, 8/01/36		27	28,421
Ochsner Clinic Foundation, 5.90%, 5/15/45		35	44,214
Southern Baptist Hospital of Florida, Inc., 4.86%, 7/15/45		35	42,718
UnitedHealth Group, Inc.:
2.70%, 7/15/20		48	49,993
2.88%, 12/15/21		98	103,219
3.35%, 7/15/22		47	50,282
4.63%, 7/15/35		20	23,228
3.95%, 10/15/42		62	64,867

			2,309,144

Corporate Bonds		Par (000)	Value
Hotels, Restaurants & Leisure — 0.0%
McDonald’s Corp.:
2.75%, 12/09/20	USD	32	$33,408
3.70%, 1/30/26		31	33,494
4.70%, 12/09/35		23	25,945
4.60%, 5/26/45		9	10,045
4.88%, 12/09/45		27	31,571

			134,463
Household Durables — 0.0%
Newell Brands, Inc.:
2.88%, 12/01/19		30	30,831
4.20%, 4/01/26		81	87,808

			118,639
Household Products — 0.1%
Kimberly-Clark Corp.:
1.90%, 5/22/19		107	109,768
2.65%, 3/01/25		40	42,038
2.75%, 2/15/26		49	51,438

			203,244
Industrial Conglomerates — 0.1%
Eaton Corp., 2.75%, 11/02/22		289	296,275
General Electric Co., 4.50%, 3/11/44		114	131,554

			427,829
Insurance — 0.6%
Aflac, Inc., 3.63%, 6/15/23		52	55,642
Allstate Corp., 3.15%, 6/15/23		62	65,931
American International Group, Inc.:
3.38%, 8/15/20		79	82,884
3.75%, 7/10/25		79	80,517
3.90%, 4/01/26		591	609,044
3.88%, 1/15/35		22	21,064
4.50%, 7/16/44		61	59,014
4.38%, 1/15/55		53	49,002
Aon PLC, 4.75%, 5/15/45		109	116,923
Lincoln National Corp., 3.35%, 3/09/25		31	30,788
Loews Corp., 2.63%, 5/15/23		62	62,511
Marsh & McLennan Cos., Inc., 3.75%, 3/14/26		19	20,038
MassMutual Global Funding II, 2.35%, 4/09/19 (a)		220	225,769
MetLife, Inc., 4.05%, 3/01/45		89	87,675
Metropolitan Life Global Funding I:
1.30%, 4/10/17 (a)		646	648,017
2.30%, 4/10/19 (a)		330	337,699
Prudential Financial, Inc., 4.60%, 5/15/44		105	112,730
Travelers Cos., Inc., 4.60%, 8/01/43		75	89,645
XLIT Ltd., 2.30%, 12/15/18		99	100,019

			2,854,912
Internet & Catalog Retail — 0.0%
Amazon.com, Inc., 2.60%, 12/05/19		67	69,885
IT Services — 0.3%
Fidelity National Information Services, Inc., 3.63%, 10/15/20		13	13,743
Hewlett Packard Enterprise Co.:
2.85%, 10/05/18 (a)		205	209,932
3.60%, 10/15/20 (a)		101	105,422
International Business Machines Corp., 3.45%, 2/19/26		560	609,056
MasterCard, Inc., 3.38%, 4/01/24		91	98,608
Total System Services, Inc., 4.80%, 4/01/26		162	175,670

See Notes to Financial Statements.

32	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Corporate Bonds		Par (000)	Value
IT Services (continued)
Visa, Inc.:
2.80%, 12/14/22	USD	106	$111,829
3.15%, 12/14/25		135	144,330
4.15%, 12/14/35		51	57,679

			1,526,269
Life Sciences Tools & Services — 0.0%
Thermo Fisher Scientific, Inc.:
3.30%, 2/15/22		94	97,524
3.65%, 12/15/25		29	30,448

			127,972
Machinery — 0.0%
Ingersoll-Rand Luxembourg Finance SA, 4.65%, 11/01/44		16	17,155
John Deere Capital Corp., 3.35%, 6/12/24		69	74,307

			91,462
Media — 0.7%
21st Century Fox America, Inc.:
3.70%, 9/15/24		60	64,783
3.70%, 10/15/25		27	29,246
4.75%, 9/15/44		42	46,531
4.95%, 10/15/45		12	13,664
CBS Corp., 2.30%, 8/15/19		107	108,647
Charter Communications Operating LLC/Charter Communications Operating Capital:
3.58%, 7/23/20 (a)		131	136,953
4.46%, 7/23/22 (a)		123	132,193
4.91%, 7/23/25 (a)		346	378,282
6.38%, 10/23/35 (a)		76	89,998
Comcast Corp.:
2.75%, 3/01/23		334	349,784
3.38%, 8/15/25		91	98,329
3.15%, 3/01/26		335	356,570
4.25%, 1/15/33		35	38,618
4.40%, 8/15/35		113	127,464
4.60%, 8/15/45		54	62,174
Discovery Communications LLC:
3.45%, 3/15/25		65	63,596
4.90%, 3/11/26		274	290,570
4.88%, 4/01/43		29	26,162
Interpublic Group of Cos., Inc.:
4.00%, 3/15/22		72	76,636
3.75%, 2/15/23		60	62,464
NBCUniversal Media LLC, 4.45%, 1/15/43		55	61,574
Scripps Networks Interactive, Inc., 2.75%, 11/15/19		75	76,565
Time Warner Cable, Inc.:
5.00%, 2/01/20		89	96,738
4.13%, 2/15/21		106	112,216
4.00%, 9/01/21		25	26,574
5.50%, 9/01/41		29	30,461
4.50%, 9/15/42		9	8,383
Time Warner, Inc.:
2.10%, 6/01/19		143	144,923
3.60%, 7/15/25		64	67,721
4.65%, 6/01/44		91	95,653
Viacom, Inc.:
2.75%, 12/15/19		71	72,030
4.50%, 3/01/21		90	97,912

			3,443,414
Metals & Mining — 0.1%
Barrick Gold Corp., 4.10%, 5/01/23		90	94,938
Newmont Mining Corp., 4.88%, 3/15/42		30	29,664

Corporate Bonds		Par (000)	Value
Metals & Mining (continued)
Novelis, Inc., 8.75%, 12/15/20	USD	420	$437,850
Nucor Corp., 5.20%, 8/01/43		41	44,334
Rio Tinto Finance USA PLC, 4.13%, 8/21/42		70	69,103

			675,889
Multiline Retail — 0.0%
Macy’s Retail Holdings, Inc., 4.50%, 12/15/34		67	59,354
Target Corp.:
3.50%, 7/01/24		33	36,566
4.00%, 7/01/42		63	68,096

			164,016
Multi-Utilities — 0.3%
Berkshire Hathaway Energy Co.:
2.40%, 2/01/20		57	58,548
3.50%, 2/01/25		57	61,475
CenterPoint Energy Houston Electric LLC, 4.50%, 4/01/44		35	41,292
CMS Energy Corp., 3.88%, 3/01/24		110	119,631
Consumers Energy Co., 3.95%, 5/15/43		46	49,820
Dominion Resources, Inc.:
1.95%, 8/15/16		171	171,164
2.50%, 12/01/19		142	145,079
DTE Electric Co., 3.95%, 6/15/42		19	20,619
DTE Energy Co.:
2.40%, 12/01/19		41	41,864
3.50%, 6/01/24		160	169,821
NiSource Finance Corp., 3.85%, 2/15/23		83	89,575
Pacific Gas & Electric Co.:
4.75%, 2/15/44		19	22,446
4.30%, 3/15/45		46	51,578
PG&E Corp., 2.40%, 3/01/19		92	93,804
Sempra Energy, 2.88%, 10/01/22		45	46,035
Virginia Electric & Power Co.:
3.45%, 2/15/24		60	64,982
4.45%, 2/15/44		26	29,884
4.20%, 5/15/45		78	86,874

			1,364,491
Oil, Gas & Consumable Fuels — 0.5%
Anadarko Petroleum Corp.:
7.95%, 6/15/39		61	74,378
4.50%, 7/15/44		30	27,553
Apache Corp., 4.25%, 1/15/44		70	67,763
California Resources Corp., 8.00%, 12/15/22 (a)		20	14,200
Chevron Corp.:
2.19%, 11/15/19		36	37,010
1.96%, 3/03/20		121	122,548
ConocoPhillips Co., 4.95%, 3/15/26		210	238,124
CONSOL Energy, Inc., 5.88%, 4/15/22		80	69,800
Continental Resources, Inc.:
3.80%, 6/01/24		62	54,095
4.90%, 6/01/44		71	58,575
Devon Energy Corp., 5.85%, 12/15/25		45	49,639
Enterprise Products Operating LLC:
3.90%, 2/15/24		67	70,910
3.70%, 2/15/26		95	98,862
4.45%, 2/15/43		132	130,885
EOG Resources, Inc., 3.90%, 4/01/35		30	30,078
Exxon Mobil Corp.:
1.82%, 3/15/19		84	85,594
4.11%, 3/01/46		83	93,609
Kinder Morgan Energy Partners LP:
3.50%, 3/01/21		85	85,277

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2016	33

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
3.95%, 9/01/22	USD	100	$101,771
5.63%, 9/01/41		30	28,717
4.70%, 11/01/42		92	82,886
Kinder Morgan, Inc., 3.05%, 12/01/19		40	40,418
Marathon Petroleum Corp., 4.75%, 9/15/44		35	29,845
MEG Energy Corp.:
6.50%, 3/15/21 (a)		20	15,500
7.00%, 3/31/24 (a)		180	138,600
Noble Energy, Inc., 5.05%, 11/15/44		50	50,351
Occidental Petroleum Corp., 3.40%, 4/15/26		80	84,375
Phillips 66, 4.88%, 11/15/44		48	52,395
Pioneer Natural Resources Co., 4.45%, 1/15/26		30	32,685
Plains All American Pipeline LP/PAA Finance Corp., 4.65%, 10/15/25		70	70,675
Sunoco Logistics Partners Operations LP, 5.35%, 5/15/45		30	29,728
TransCanada PipeLines Ltd.:
1.88%, 1/12/18		59	59,283
2.50%, 8/01/22		70	69,534
4.63%, 3/01/34		82	86,216
Valero Energy Corp., 3.65%, 3/15/25		103	103,144

			2,485,023
Paper & Forest Products — 0.0%
Georgia-Pacific LLC, 7.38%, 12/01/25		67	89,288
Pharmaceuticals — 0.5%
Actavis Funding SCS:
2.35%, 3/12/18		195	197,658
3.00%, 3/12/20		422	435,221
AstraZeneca PLC:
3.38%, 11/16/25		65	68,142
4.38%, 11/16/45		40	43,625
Bristol-Myers Squibb Co., 4.50%, 3/01/44		42	51,869
Eli Lilly & Co., 3.70%, 3/01/45		49	52,188
GlaxoSmithKline Capital PLC, 2.85%, 5/08/22		95	99,964
Johnson & Johnson, 2.45%, 3/01/26		276	285,621
Mylan, Inc., 3.13%, 1/15/23 (a)		67	66,531
Novartis Capital Corp.:
4.40%, 4/24/20		65	72,414
3.00%, 11/20/25		55	58,421
4.00%, 11/20/45		22	25,078
Pfizer, Inc.:
2.75%, 6/03/26		344	354,735
4.30%, 6/15/43		57	64,062
4.40%, 5/15/44		48	54,713
Roche Holdings, Inc., 2.88%, 9/29/21 (a)		200	212,730
Teva Pharmaceutical Finance Co. BV, 3.65%, 11/10/21		56	59,345
Zoetis, Inc., 3.25%, 2/01/23		57	58,084

			2,260,401
Real Estate Investment Trusts (REITs) — 0.2%
American Tower Corp.:
3.30%, 2/15/21		71	74,067
3.45%, 9/15/21		82	85,351
3.50%, 1/31/23		19	19,660
5.00%, 2/15/24		19	21,489
4.40%, 2/15/26		14	15,200
3.38%, 10/15/26		115	115,598
AvalonBay Communities, Inc., 3.50%, 11/15/25		13	13,683
Crown Castle International Corp.:
3.40%, 2/15/21		33	34,450
3.70%, 6/15/26		25	25,792

Corporate Bonds		Par (000)	Value
Real Estate Investment Trusts (REITs) (continued)
ERP Operating LP, 3.38%, 6/01/25	USD	59	$62,231
Omega Healthcare Investors, Inc., 4.50%, 4/01/27		50	49,801
Prologis LP, 3.75%, 11/01/25		22	23,448
Simon Property Group LP:
2.50%, 7/15/21		43	44,302
3.38%, 10/01/24		89	95,464
4.25%, 10/01/44		56	60,427

			740,963
Road & Rail — 0.3%
Burlington Northern Santa Fe LLC:
3.45%, 9/15/21		30	32,511
3.00%, 3/15/23		74	77,822
4.15%, 4/01/45		36	39,205
4.70%, 9/01/45		35	41,158
Canadian National Railway Co., 2.75%, 3/01/26		150	156,664
CSX Corp.:
3.35%, 11/01/25		41	43,573
4.10%, 3/15/44		48	51,278
Norfolk Southern Corp.:
2.90%, 6/15/26		214	220,190
4.45%, 6/15/45		62	68,323
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.38%, 2/01/22 (a)		144	146,850
Ryder System, Inc., 2.45%, 9/03/19		91	92,538
Union Pacific Corp.:
3.38%, 2/01/35		34	34,254
4.05%, 11/15/45		12	12,996
3.88%, 2/01/55		104	105,990
4.38%, 11/15/65		45	48,115
Union Pacific Railroad Co. Pass-Through Trust, Series 2014-1, 3.23%, 5/14/26		60	62,523

			1,233,990
Semiconductors & Semiconductor Equipment — 0.1%
Analog Devices, Inc.:
3.90%, 12/15/25		19	21,180
5.30%, 12/15/45		18	21,686
Lam Research Corp.:
2.80%, 6/15/21		80	81,900
3.90%, 6/15/26		117	123,175
QUALCOMM, Inc., 4.80%, 5/20/45		45	47,204

			295,145
Software — 0.3%
Microsoft Corp.:
3.50%, 2/12/35		108	111,744
4.45%, 11/03/45		10	11,277
Oracle Corp.:
2.80%, 7/08/21		391	410,403
2.65%, 7/15/26		382	382,958
3.25%, 5/15/30		98	101,315
4.00%, 7/15/46		142	143,076
4.38%, 5/15/55		38	39,915

			1,200,688
Specialty Retail — 0.1%
Home Depot, Inc.:
3.35%, 9/15/25		22	23,976
5.40%, 9/15/40		36	46,825
4.40%, 3/15/45		21	24,334
Lowe’s Cos., Inc.:
3.38%, 9/15/25		24	26,245

See Notes to Financial Statements.

34	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Corporate Bonds		Par (000)	Value
Specialty Retail (continued)
4.25%, 9/15/44	USD	41	$45,612
4.38%, 9/15/45		18	20,626
QVC, Inc.:
3.13%, 4/01/19		55	56,462
5.13%, 7/02/22		92	99,182

			343,262
Technology Hardware, Storage & Peripherals — 0.3%
Apple Inc.:
2.10%, 5/06/19		382	393,121
3.25%, 2/23/26		335	355,628
3.45%, 2/09/45		44	41,345
4.65%, 2/23/46		422	476,681
HP, Inc., 3.75%, 12/01/20		21	22,182
Seagate HDD Cayman, 5.75%, 12/01/34		3	2,108

			1,291,065
Textiles, Apparel & Luxury Goods — 0.0%
NIKE, Inc., 3.88%, 11/01/45		45	49,885
Tobacco — 0.2%
Altria Group, Inc.:
2.63%, 1/14/20		89	92,520
2.85%, 8/09/22		55	57,609
4.25%, 8/09/42		14	15,285
5.38%, 1/31/44		91	116,671
Philip Morris International, Inc.:
1.13%, 8/21/17		103	103,208
2.75%, 2/25/26		277	285,660
4.13%, 3/04/43		59	63,284
4.88%, 11/15/43		68	80,951
Reynolds American, Inc.:
2.30%, 6/12/18		70	71,123
3.25%, 6/12/20		30	31,712

			918,023
Trading Companies & Distributors — 0.0%
GATX Corp., 2.60%, 3/30/20		67	66,590
Wireless Telecommunication Services — 0.1%
America Movil SAB de CV, 2.38%, 9/08/16		480	481,408
Orange SA, 5.50%, 2/06/44		61	76,580
Rogers Communications, Inc.:
3.63%, 12/15/25		23	24,572
5.00%, 3/15/44		20	22,719
Vodafone Group PLC, 2.50%, 9/26/22		67	66,082

			671,361
Total Corporate Bonds — 10.4%			49,858,583

Foreign Agency Obligations		Par (000)	Value
Argentina — 0.0%
8.75%, 4/4/2024 12:00:00 AM (a)	USD	9	$9,675
8.50%, 7/28/2025 12:00:00 AM		27	28,525
			38,200
Brazil — 0.1%
8.38%, 5/23/2021 12:00:00 AM		223	230,136
6.75%, 1/27/2041 12:00:00 AM		19	15,248
6.85%, 6/5/2115 12:00:00 AM		70	53,200
			298,584
Norway — 0.0%
Statoil ASA, 2.90%, 11/08/20		153	159,349
			159,349
Venezuela — 0.0%
6.00%, 5/16/2024 12:00:00 AM		166	58,706
6.00%, 11/15/2026 12:00:00 AM		38	13,251
			71,957
Total Foreign Agency Obligations — 0.1%			568,090

Foreign Government Obligations
Argentina — 0.1%
Republic of Argentina:
6.25%, 4/22/19 (a)		303	315,877
6.88%, 4/22/21 (a)		150	159,975

			475,852
Brazil — 0.0%
Federative Republic of Brazil, 7.13%, 1/20/37		15	16,875
Colombia — 0.1%
Republic of Colombia, 4.00%, 2/26/24		280	292,460
Germany — 0.2%
Deutsche Bundesrepublik Inflation Linked Bonds, 0.10%, 4/15/26	EUR	805	997,767
Indonesia — 0.2%
Republic of Indonesia:
3.38%, 4/15/23 (a)	USD	200	201,086
2.63%, 6/14/23 (a)	EUR	148	165,705
8.38%, 3/15/24	IDR	1,081,000	86,275
8.75%, 5/15/31		1,021,000	84,932
6.63%, 5/15/33		501,000	33,001
8.38%, 3/15/34		2,285,000	183,319
8.25%, 5/15/36		942,000	75,282

			829,600
Mexico — 0.2%
United Mexican States:
4.75%, 6/14/18	MXN	3,600	196,537
4.00%, 10/02/23	USD	945	1,017,340

			1,213,877
Peru — 0.0%
Republic of Peru, 7.35%, 7/21/25		150	204,000
Poland — 0.1%
Republic of Poland, 1.50%, 4/25/20	PLN	1,166	290,887

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2016	35

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Foreign Government Obligations		Par (000)	Value
Russia — 0.0%
Russian Federation, 7.00%, 8/16/23	RUB	995	$14,533
Turkey — 0.1%
Republic of Turkey, 5.75%, 3/22/24	USD	480	535,253
Venezuela — 0.0%
Bolivarian Republic of Venezuela:
8.25%, 10/13/24		40	16,700
7.00%, 3/31/38		46	18,285

			34,985
Total Foreign Government Obligations — 1.0%			4,906,089

Investment Companies — 0.5%		Shares
iShares iBoxx $ High Yield Corporate Bond ETF (g)		25,883	2,192,031

Non-Agency Mortgage-Backed Securities		Par (000)
Collateralized Mortgage Obligations — 1.1%
Adjustable Rate Mortgage Trust, Series 2005-12, Class 4A1, 3.67%, 3/25/36 (b)	USD	82	58,936
Ajax Mortgage Loan Trust, Series 2016-A, Class A, 4.25%, 8/25/64 (a)(c)		98	96,930
American Home Mortgage Assets Trust, Series 2006-3, Class 2A11, 1.35%, 10/25/46 (b)		95	65,622
Angel Oak Mortgage Trust LLC, Series 2015-1, Class A, 4.50%, 11/25/45 (a)(b)		65	65,414
Bear Stearns Mortgage Funding Trust, Series 2007-AR1, Class 1A1, 0.61%, 1/25/37 (b)		43	32,153
COLT LLC, Series 2015-1, Class A1V, 3.45%, 12/26/45 (a)(b)		81	80,038
COLT Mortgage Loan Trust, Series 2016-1, Class A1, 3.00%, 5/25/46 (a)		100	100,723
Countrywide Alternative Loan Trust:
Series 2005-72, Class A3, 0.75%, 1/25/36 (b)		39	32,637
Series 2005-80CB, Class 4A1, 6.00%, 2/25/36		80	62,622
Series 2006-OA21, Class A1, 0.63%, 3/20/47 (b)		1,326	915,755
Series 2007-22, Class 2A16, 6.50%, 9/25/37		1,029	740,695
Series 2007-OA3, Class 1A1, 0.59%, 4/25/47 (b)		56	46,567
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-OA4, Class A1, 1.37%, 4/25/46 (b)		89	48,535
Credit Suisse Mortgage Capital Certificates:
Series 2011-5R, Class 2A1, 2.97%, 8/27/46 (a)(b)		313	306,479
Series 2015-10R, Class 4A1, 4.75%, 7/27/37 (a)(b)		77	76,240
Series 2015-PR1, Class A-1, 3.50%, 2/25/55 (a)(c)		195	188,711

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Collateralized Mortgage Obligations (continued)
Deutsche ALT-A Securities, Inc., Series 2007-RS1, Class A2, 0.95%, 1/27/37 (a)(b)	USD	26	$49,927
GreenPoint Mortgage Funding Trust, Series 2006-AR2, Class 4A1, 2.41%, 3/25/36 (b)		14	11,092
Impac Secured Assets CMN Owner Trust, Series 2004-3, Class 1A4, 1.25%, 11/25/34 (b)		45	43,837
JPMorgan Alternative Loan Trust, Series 2007-A1, Class 1A4, 0.65%, 3/25/37 (b)		89	60,860
LSTAR Securities Investment Trust:
Series 2014-1, Class Note, 3.54%, 9/01/21 (a)(b)		378	374,532
Series 2014-2, Class A, 2.44%, 12/01/21 (a)(b)		281	276,091
Series 2015-10, Class A1, 2.44%, 11/01/20 (a)(b)		64	62,154
Series 2015-10, Class A2, 3.94%, 11/01/20 (a)(b)		110	105,050
Series 2015-2, Class A, 2.44%, 1/01/20 (a)(b)		173	168,803
Series 2015-3, Class A, 2.44%, 3/01/20 (a)(b)		251	246,423
Series 2016-2, Class A, 2.43%, 3/01/21 (a)(b)		271	264,651
Morgan Stanley Resecuritization Trust, Series 2014-R8, Class 3B1, 1.13%, 6/26/47 (a)(b)		93	81,956
New Residential Mortgage Loan Trust, Series 2015-2A, Class A2, 3.75%, 8/25/55 (a)(b)		87	88,753
Nomura Resecuritization Trust, Series 2014-3R, Class 3A9, 0.96%, 11/26/35 (a)(b)		100	88,464
RALI Trust:
Series 2006-QO2, Class A1, 0.67%, 2/25/46 (b)		204	88,675
Series 2007-QH6, Class A1, 0.64%, 7/25/37 (b)		60	47,421
Wedgewood Real Estate Trust, Series 2016-1, Class A1, 3.45%, 7/15/46 (a)(b)		100	99,993

			5,076,739
Commercial Mortgage-Backed Securities — 1.7%
Banc of America Commercial Mortgage Trust:
Series 2007-1, Class AMFX, 5.48%, 1/15/49 (b)		30	29,665
Series 2007-2, Class AM, 5.80%, 4/10/49 (b)		25	25,750
Series 2007-3, Class A4, 5.72%, 6/10/49 (b)		202	204,840
Series 2007-3, Class AJ, 5.72%, 6/10/49 (b)		60	60,303
Series 2007-5, Class AM, 5.77%, 2/10/51 (b)		130	134,281
Barclays Commercial Mortgage Trust:
Series 2015-SLP, Class D, 3.63%, 2/15/28 (a)(b)		100	97,275

See Notes to Financial Statements.

36	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Series 2015-SRCH, Class A1, 3.31%, 8/10/35 (a)	USD	100	$105,971
Bayview Commercial Asset Trust:
Series 2006-3A, Class A2, 0.75%, 10/25/36 (a)(b)		32	25,945
Series 2008-4, Class A3, 3.20%, 7/25/38 (a)(b)		105	107,765
Bear Stearns Commercial Mortgage Securities Trust:
Series 2007-PW15, Class A1A, 5.32%, 2/11/44		263	267,843
Series 2007-PW16, Class AM, 5.91%, 6/11/40 (b)		54	55,812
BHMS Mortgage Trust, Series 2014-ATLS, Class AFL, 1.96%, 7/05/33 (a)(b)		130	128,088
BWAY Mortgage Trust, Series 2013-1515, Class C, 3.45%, 3/10/33 (a)		100	101,203
CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class D, 5.49%, 4/10/29 (a)(b)		10	10,072
CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class A, 1.84%, 12/15/27 (a)(b)		298	297,557
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class A4, 3.28%, 5/10/58		20	21,033
CGGS Commercial Mortgage Trust:
Series 2016-RNDB, Class AFL, 2.09%, 2/15/33 (a)(b)		170	171,713
Series 2016-RNDB, Class CFL, 3.94%, 2/15/33 (a)(b)		110	110,278
Series 2016-RNDB, Class DFL, 5.19%, 2/15/33 (a)(b)		100	101,574
Citigroup Commercial Mortgage Trust:
Series 2013-GC11, Class D, 4.46%, 4/10/46 (a)(b)		300	273,703
Series 2016-C1, Class C, 5.12%, 5/10/49 (b)		30	29,754
Citigroup/Deutsche Bank Commercial Mortgage Trust:
Series 2006-CD3, Class AM, 5.65%, 10/15/48		280	282,078
Series 2007-CD5, Class AMA, 6.33%, 11/15/44 (b)		138	145,548
Commercial Mortgage Pass-Through Certificates:
Series 2007-C9, Class AJFL, 1.14%, 12/10/49 (a)(b)		140	132,585
Series 2010-RR1, Class GEB, 5.54%, 12/11/49 (a)(b)		130	131,808
Series 2012-LTRT, Class A2, 3.40%, 10/05/30 (a)		285	299,143
Series 2014-CR21, Class A3, 3.53%, 12/10/47		110	118,820
Series 2014-FL5, Class D, 4.44%, 10/15/31 (a)(b)		115	102,916
Series 2014-LC15, Class A4, 4.01%, 4/10/47		70	77,812
Series 2015-CR25, Class C, 4.55%, 8/10/48 (b)		110	109,980
Series 2015-LC19, Class C, 4.26%, 2/10/48 (b)		30	29,527
Countrywide Alternative Loan Trust, Series 2006-OA9, Class 2A1B 0.64%, 7/20/46 (b)		223	108,300
Countrywide Commercial Mortgage Trust, Series 2007-MF1, Class A, 6.27%, 11/12/43 (a)(b)		25	25,582
Credit Suisse Commercial Mortgage Trust, Series 2008-C1, Class A3, 6.27%, 2/15/41 (b)		80	83,238

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Credit Suisse Mortgage Capital Certificates, Series 2015-GLPB, Class A, 3.64%, 11/15/34 (a)	USD	100	$108,058
CSAIL Commercial Mortgage Trust, Series 2016-C6, Class C, 4.91%, 1/15/49 (b)		30	30,711
Deutsche Bank Re-REMIC Trust, Series 2011-C32, Class A3A, 5.89%, 6/17/49 (a)(b)		205	208,430
FREMF Mortgage Trust:
Series 2015-K47, Class B, 3.72%, 6/25/48 (a)(b)		33	31,540
Series 2015-K50, Class B, 3.78%, 10/25/48 (a)(b)		30	28,570
Series 2016-K54, Class B, 3.85%, 2/25/26 (a)(b)		35	33,553
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class FFX, 3.38%, 12/15/34 (a)(b)		30	28,193
GS Mortgage Securities Corp. II, Series 2013-KING, Class E, 3.55%, 12/10/27 (a)(b)		350	334,987
Hilton USA Trust, Series 2013-HLT, Class AFX, 2.66%, 11/05/30 (a)		100	100,427
JPMBB Commercial Mortgage Securities Trust, Series 2014-C22, Class A4, 3.80%, 9/15/47		80	87,764
JPMDB Commercial Mortgage Securities Trust, Series 2016-C2, Class A4, 3.14%, 6/15/49		50	52,573
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2006-CB16, Class AM, 5.59%, 5/12/45		97	96,987
Series 2007-LD11, Class A4, 5.93%, 5/15/17 (b)		130	132,338
Series 2008-C2, Class ASB, 6.13%, 2/12/51 (b)		119	121,075
Series 2014-FL6, Class A, 1.84%, 11/15/31 (a)(b)		130	129,126
Series 2015-CSMO, Class D, 3.74%, 1/15/32 (a)(b)		100	99,184
Series 2016-ATRM, Class D, 5.35%, 10/05/28 (a)		100	100,535
Lone Star Portfolio Trust, Series 2015-LSP, Class A1A2, 2.24%, 9/15/28 (a)(b)		71	72,433
Merrill Lynch Mortgage Trust, Series 2007-C1, Class A1A, 6.02%, 6/12/50 (b)		140	143,359
ML-CFC Commercial Mortgage Trust:
Series 2006-4, Class AM, 5.20%, 12/12/49		50	50,464
Series 2007-7, Class A4, 5.74%, 6/12/50 (b)		81	83,070
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C26, Class D, 3.06%, 10/15/48 (a)		65	44,938
Morgan Stanley Capital I Trust:
Series 2007-HQ11, Class AMFL, 0.62%, 2/12/44 (b)		32	31,382
Series 2007-IQ13, Class AM, 5.41%, 3/15/44		150	152,878
Morgan Stanley Re-REMIC Trust, Series 2012-XA, Class A, 2.00%, 7/27/49 (a)		64	63,064
RBSCF Trust, Series 2010-RR3, Class WBTA, 6.15%, 2/16/51 (a)(b)		826	828,384
Resource Capital Corp. Ltd., Series 2014-CRE2, Class A, 1.50%, 4/15/32 (a)(b)		88	86,296

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2016	37

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
STRIPs Ltd.:
Series 2012-1A, Class A, 1.50%, 12/25/44 (a)	USD	51	$51,034
Series 2012-1A, Class B, 0.50%, 12/25/44 (a)		110	99,155
Velocity Commercial Capital Loan Trust:
Series 2015-1, Class AFL, 2.88%, 6/25/45 (a)(b)		75	75,072
Series 2016-1, Class AFL, 2.89%, 4/25/46 (a)(b)		125	125,455
Wells Fargo Commercial Mortgage Trust:
Series 2014-TISH, Class SCH1, 3.19%, 1/15/27 (a)(b)		300	285,189
Series 2015-C27, Class C, 3.89%, 2/15/48		47	43,400
Series 2015-C31, Class D, 3.85%, 11/15/48		20	14,056
Wells Fargo Resecuritization Trust, Series 2012-IO, Class A, 1.75%, 8/20/21 (a)		9	9,228
WF-RBS Commercial Mortgage Trust 2014-C22, 3.77%, 9/15/24 (b)		120	112,294

			8,102,964
Interest Only Commercial Mortgage-Backed Securities — 0.2%
Barclays Commercial Mortgage Trust, Series 2015-SRCH, Class XA, 1.12%, 8/10/35 (a)(b)		1,000	80,850
BB-UBS Trust, Series 2012-SHOW, Class XA, 0.73%, 11/05/36 (a)(b)		4,250	196,215
CFCRE Commercial Mortgage Trust:
Series 2016-C4, Class XA, 1.78%, 5/10/58 (b)		216	27,012
Series 2016-C4, Class XB, 0.89%, 5/10/58 (b)		120	7,482
Citigroup Commercial Mortgage Trust, Series 2014-GC19, Class XA, 1.46%, 3/10/47 (b)		1,015	66,232
Commercial Mortgage Pass-Through Certificates:
Series 2013-LC6, Class XA, 1.87%, 1/10/46 (b)		1,083	67,653
Series 2015-3BP, Class XA, 0.17%, 2/10/35 (a)(b)		2,522	19,798
Series 2016-DC2, Class XA, 1.14%, 2/10/26 (b)		439	32,291
Core Industrial Trust, Series 2015-TEXW, Class XA, 0.77%, 2/10/34 (a)(b)		1,000	39,063
Credit Suisse Mortgage Capital Certificates, Series 2015-GLPA, Class XA, 0.40%, 11/15/37 (a)(b)		1,000	22,700
GS Mortgage Securities Corp. II, Series 2013-GC10, Class XA, 1.75%, 2/10/46 (b)		2,169	170,467
JPMBB Commercial Mortgage Securities Trust:
Series 2015-C28, Class XA, 1.34%, 10/15/48 (b)		994	65,999
Series 2015-C33, Class XA, 1.20%, 12/15/48 (b)		418	29,690
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C19, Class XA, 1.30%, 12/15/47 (b)		752	45,762
Series 2014-C19, Class XF, 1.34%, 12/15/47 (a)(b)		100	6,710
Wells Fargo Commercial Mortgage Trust:
Series 2015-C27, Class XA, 1.14%, 2/15/48 (b)		991	62,046
Series 2016-C33, 1.98%, 3/17/59 (b)		399	47,601

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (continued)
WF-RBS Commercial Mortgage Trust:
Series 2012-C9, Class XA, 2.29%, 11/15/45 (a)(b)	USD	230	$19,619
Series 2014-C24, Class XA, 1.12%, 11/15/47 (b)		1,095	61,152

			1,068,342
Total Non-Agency Mortgage-Backed Securities — 3.0%			14,248,045

Other Interests (h)		Beneficial Interest (000)
Capital Markets — 0.0%
Lehman Brothers Holdings Capital Trust VII (d)(f)		130	—
Lehman Brothers Holdings, Inc. (d)(f)		490	—
Total Other Interests — 0.0%			—

Preferred Securities
Capital Trusts		Par (000)
Capital Markets — 0.0%
State Street Capital Trust IV, 1.65%, 6/01/77 (b)		28	23,389
Media — 0.0%
NBCUniversal Enterprise, Inc., 5.25% (a)(i)		80	82,500
Total Capital Trusts — 0.0%			105,889

Preferred Stocks		Shares
Thrifts & Mortgage Finance — 0.0%
Fannie Mae, Series S, 0.05% (b)		10,000	44,700
Freddie Mac, Series Z, 0.05% (b)		10,000	44,500
Total Preferred Stocks — 0.0%			89,200

Trust Preferreds
Banks — 0.1%
Citigroup Capital XIII, 7.01%, 10/30/40 (b)		16,773	437,272
Consumer Finance — 0.1%
GMAC Capital Trust I, Series 2, 6.41%, 2/15/40 (b)		10,500	260,610
Total Trust Preferreds — 0.2%			697,882
Total Preferred Securities — 0.2%			892,971

See Notes to Financial Statements.

38	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

U.S. Government Sponsored Agency Securities		Par (000)	Value
Collateralized Mortgage Obligations — 0.1%
Fannie Mae, Series 2013-C01, Class M2, 5.70%, 10/25/23 (b)	USD	590	$624,643
Commercial Mortgage-Backed Securities — 0.0%
Freddie Mac:
Series K050, Class A2, 3.33%, 8/25/25 (b)		80	88,191
Series K052, Class A2, 3.15%, 11/25/25		49	52,803
Series K055, Class A2, 2.67%, 3/25/26		50	52,359

			193,353
Interest Only Commercial Mortgage-Backed Securities — 0.1%
Fannie Mae, Series 2014-M13, Class X2, 0.24%, 2/25/24 (b)		4,989	54,157
Freddie Mac:
Series K055, Class X1, 1.37%, 3/25/26 (b)		502	52,592
Series K718, Class X1, 0.77%, 1/25/22 (b)		194	5,878
Ginnie Mae:
Series 2012-120, Class IO, 0.90%, 2/16/53 (b)		1,220	74,491
Series 2014-40, Class AI, 1.00%, 2/16/39		441	12,380
Series 2014-52, Class AI, 0.83%, 8/16/41		329	9,184
Series 2016-87, Class IO, 1.01%, 8/16/58 (b)		190	15,853

			224,535
Mortgage-Backed Securities — 16.8%
Fannie Mae Mortgage-Backed Securities:
2.50%, 4/01/30-7/01/31 (j)		1,880	1,947,263
2.95%, 3/01/41 (b)		42	44,375
3.00%, 11/01/26-7/01/46 (j)		9,702	10,146,515
3.37%, 6/01/41 (b)		112	116,706
3.50%, 7/01/26-7/01/46 (j)		9,701	10,327,077
3.52%, 9/01/41 (b)		81	85,236
4.00%, 2/01/25-7/01/46 (j)		10,967	11,830,705
4.50%, 2/01/25-11/01/45		2,406	2,644,658
5.00%, 9/01/33-7/01/46 (j)		2,127	2,366,972
5.50%, 2/01/35-4/01/41		1,118	1,265,990
6.00%, 12/01/27-6/01/41		706	813,560
6.50%, 5/01/40		217	252,006
Freddie Mac Mortgage-Backed Securities:
2.50%, 3/01/30-7/01/31 (j)		909	941,535
3.00%, 5/01/27-7/01/46 (b)(j)		2,903	3,040,382
3.50%, 7/01/31-7/01/46 (j)		6,675	7,074,857
4.00%, 8/01/40-7/01/46 (j)		2,762	2,968,628
4.50%, 2/01/39-7/01/45		1,083	1,185,227
5.00%, 8/01/40-10/01/41		486	537,854
5.50%, 6/01/41-7/01/46 (j)		307	343,318
6.00%, 1/01/34		161	186,185
Ginnie Mae Mortgage-Backed Securities:
3.00%, 7/15/46 (j)		3,026	3,163,522
3.50%, 12/20/41-7/15/46 (j)		9,546	10,133,899
4.00%, 9/20/40-7/15/46 (j)		4,468	4,781,895
4.50%, 12/20/39-11/20/44		2,108	2,312,520
5.00%, 12/15/38-7/15/46 (j)		1,271	1,415,048
5.50%, 7/15/46 (j)		295	331,460
7.50%, 3/15/32		4	5,372

			80,262,765
Total U.S. Government Sponsored Agency Securities — 17.0%			81,305,296

Taxable Municipal Bonds		Par (000)	Value
Arizona Health Facilities Authority RB, 1.23%, 1/01/37 (b)	USD	60	$55,827
Bay Area Toll Authority RB:
6.92%, 4/01/40		65	95,091
7.04%, 4/01/50		45	70,712
California State Public Works Board RB, 8.36%, 10/01/34		40	61,840
City of Atlanta, GA Water & Wastewater Revenue RB, 5.00%, 11/01/33		50	62,230
City of San Jose, CA Airport Revenue RB, AMBAC, 5.00%, 3/01/37		45	46,197
City of Seattle, WA Municipal Light & Power Revenue RB, 5.00%, 4/01/23-4/01/25		100	126,677
City Public Service Board of San Antonio, TX RB, 5.81%, 2/01/41		45	62,834
Clark County School District GO, 5.00%, 6/15/23-6/15/28		275	345,915
Colorado Health Facilities Authority RB, 5.25%, 2/01/31		30	34,167
Commonwealth of Massachusetts GO, 5.00%, 7/01/22-7/01/28		255	322,502
Contra Costa Community College District GO, 6.50%, 8/01/34		25	34,411
County of Miami-Dade, FL Aviation Revenue RB, 5.00%, 10/01/38		45	53,382
County of Miami-Dade, FL GO, 5.00%, 7/01/29-7/01/38		235	297,159
Energy Northwest RB:
2.81%, 7/01/24		65	68,428
5.00%, 7/01/27-7/01/28		50	65,269
Grant County Public Utility District No. 2 RB, 4.58%, 1/01/40		15	16,375
Health & Educational Facilities Authority of the State of Missouri RB, 5.00%, 11/15/29-11/15/34		50	62,719
Horry County School District, SC GO, 5.00%, 3/01/19-3/01/25		145	177,341
Las Vegas Valley Water District GO, 5.00%, 6/01/41 (k)		10	12,402
Los Angeles Community College District GO, 6.60%, 8/01/42		65	99,299
Los Angeles Department of Water & Power RB, 6.60%, 7/01/50		30	46,616
Los Angeles Unified School District GO, 6.76%, 7/01/34		60	86,484
Massachusetts Clean Water Trust RB, 5.00%, 2/01/25-2/01/28		105	138,223
Massachusetts Development Finance Agency RB, 5.00%, 7/01/44		145	170,356
Metropolitan Transportation Authority RB:
6.69%, 11/15/40		30	43,247
6.81%, 11/15/40		55	80,140
Metropolitan Washington Airports Authority Dulles Toll Road Revenue RB, 7.46%, 10/01/46		30	46,391
Miami-Dade County Educational Facilities Authority RB, 5.07%, 4/01/50		30	35,767
Municipal Electric Authority of Georgia RB, 6.64%, 4/01/57		45	59,257
New Jersey Educational Facilities Authority RB, 5.00%, 7/01/23 (k)		35	44,190
New Jersey State Turnpike Authority RB, 7.41%, 1/01/40		66	103,312
New Jersey Turnpike Authority RB, 5.00%, 1/01/45		15	17,971
New York City Water & Sewer System RB:
5.75%, 6/15/41		35	48,397

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2016	39

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Taxable Municipal Bonds		Par (000)	Value
5.38%, 6/15/43	USD	215	$253,399
5.50%, 6/15/43		255	302,165
5.88%, 6/15/44		50	71,869
New York State Dormitory Authority RB:
5.00%, 3/15/32		30	38,170
5.39%, 3/15/40		50	66,283
New York State Housing Finance Agency RB, 3.25%, 11/01/41		20	20,322
New York State Thruway Authority RB, 5.00%, 5/01/19-1/01/31		50	59,994
New York State Urban Development Corp. RB, 5.00%, 3/15/24-3/15/28		280	363,018
New York Transportation Development Corp. RB:
5.00%, 7/01/41-7/01/46		105	121,084
5.25%, 1/01/50		65	76,093
Orange County Local Transportation Authority RB, 6.91%, 2/15/41		75	109,263
Pennsylvania Economic Development Financing Authority RB, 5.00%, 12/31/38		25	29,696
Port Authority of New York & New Jersey RB, 4.96%, 8/01/46		65	80,775
Regents of the University of California Medical Center Pooled Revenue RB, 6.58%, 5/15/49		75	108,312
State of California GO:
5.00%, 9/01/27-9/01/32		95	123,951
7.50%, 4/01/34		60	91,010
7.55%, 4/01/39		30	47,469
4.99%, 4/01/39		40	43,312
7.30%, 10/01/39		15	22,699
7.35%, 11/01/39		35	53,224
7.60%, 11/01/40		160	258,816
State of Georgia GO, 5.00%, 7/01/23-2/01/29		285	367,718
State of Hawaii GO, 5.00%, 4/01/19-4/01/23 (k)		150	177,303
State of Illinois GO, 5.10%, 6/01/33		170	163,191
State of Maryland GO, 5.00%, 6/01/21-6/01/24		140	173,968
State of Nevada Highway Improvement Revenue RB, 5.00%, 12/01/27-12/01/28		55	71,571
State of North Carolina GO, 5.00%, 6/01/24-6/01/26		250	329,122
State of Ohio GO, 5.00%, 12/15/23-12/15/24		145	185,256
State of Washington GO, 5.00%, 8/01/25-8/01/32		340	438,206
State of Wisconsin GO, 5.00%, 5/01/34		65	81,498
Texas Private Activity Bond Surface Transportation Corp. RB, 5.00%, 12/31/55		45	52,392
University of California RB, 4.86%, 5/15/12		50	55,743
Virginia Public School Authority RB, 5.00%, 8/01/25		20	26,309
West Virginia Hospital Finance Authority RB, 5.00%, 6/01/19-6/01/24		120	141,987
Total Taxable Municipal Bonds — 1.6%			7,696,316

U.S. Treasury Obligations
U.S. Treasury Bonds:
2.88%, 8/15/45 (l)		2,736	3,072,230
3.00%, 11/15/45		2,465	2,834,365
2.50%, 5/15/46		125	130,259
U.S. Treasury Inflation Indexed Notes, 0.63%, 1/15/26		1,945	2,048,255

U.S. Treasury Obligations		Par (000)	Value
U.S. Treasury Notes:
0.75%, 4/30/18-2/15/19	USD	10,652	$10,677,174
1.25%, 3/31/21		5,139	5,198,823
1.38%, 4/30/21		1,103	1,122,044
1.50%, 3/31/23		826	837,906
1.63%, 4/30/23-2/15/26		1,556	1,588,058
2.00%, 8/15/25		1,871	1,956,000
2.25%, 11/15/25		712	759,828
Total U.S. Treasury Obligations — 6.3%			30,224,942
Total Long-Term Investments (Cost — $449,137,622) — 103.1%			493,080,520

Short-Term Securities
Borrowed Bond Agreements — 0.7% (m)
BNP Paribas Securities Corp., 0.74%, Open (n) (Purchased on 5/03/16 to be repurchased at $96,551, collateralized by U.S. Treasury Notes, 1.38% due at 9/30/20, par and fair value of USD 95,600 and $97,336, respectively)		96	96,437
BNP Paribas Securities Corp., 0.77%, Open (n) (Purchased on 5/03/16 to be repurchased at $156,944, collateralized by U.S. Treasury Notes, 2.13% due at 12/31/22, par and fair value of USD 150,000 and $158,150, respectively)		157	156,750
Deutsche Bank Securities, Inc., 0.00%, 7/01/16 (Purchased on 6/30/16 to be repurchased at $173,885, collateralized by U.S. Treasury Bonds, 2.50% due at 2/15/46, par and fair value of USD 166,000 and $172,854, respectively)		174	173,885
J.P. Morgan Securities LLC, 0.00%, 7/01/16 (Purchased on 6/30/16 to be repurchased at $2,730,350, collateralized by U.S. Treasury Notes, 1.63% due at 5/15/26, par and fair value of USD 2,690,000 and $2,722,891, respectively)		2,730	2,730,350
Total Borrowed Bond Agreements (Cost — $3,157,422) — 0.7%			3,157,422

		Beneficial Interest (000)
Money Market Funds — 6.0%
BlackRock Liquidity Series, LLC, Money Market Series, 0.59% (g)(o)(p)		28,663	28,662,836
Money Market Funds		Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.40% (g)(p)		10,265,879	10,265,879
Total Short-Term Securities (Cost — $42,086,137) — 8.8%			42,086,137
Options Purchased
(Cost — $67,307) — 0.0%			24,456
Total Investments Before Borrowed Bonds, Options Written and TBA Sale Commitments (Cost — $491,291,066) — 111.9%			535,191,113

See Notes to Financial Statements.

40	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Borrowed Bonds		Par (000)	Value
U.S. Treasury Obligations — (0.7)%
U.S. Treasury Bonds, 2.50%, 2/15/46 (q)	USD	166	$(172,854)
U.S. Treasury Notes:
1.38%, 9/30/20 (q)		96	(97,336)
1.63%, 5/15/26 (q)		2,690	(2,722,891)
2.13%, 12/31/22 (q)		150	(158,150)
Total Borrowed Bonds (Proceeds — $3,090,382) — (0.7)%			(3,151,231)

Options Written
(Premiums Received — $ 12,982) — (0.0)%			(9,369)

TBA Sale Commitments (j)
Fannie Mae Mortgage-Backed Securities:
2.50%, 7/01/31	USD	2,544	(2,630,433)
3.00%, 7/01/31-7/01/46		8,700	(9,032,975)
3.50%, 7/01/31-7/01/46		3,185	(3,371,419)
4.00%, 7/01/31-7/01/46		2,610	(2,789,499)
4.50%, 7/01/46		469	(511,940)
5.00%, 7/01/46		1,340	(1,488,698)
5.50%, 7/01/46		600	(674,438)
6.00%, 7/01/46		73	(83,481)

TBA Sale Commitments		Par (000)	Value
Freddie Mac Mortgage-Backed Securities:
2.50%, 7/01/31	USD	92	$(95,138)
3.00%, 7/01/46		486	(503,814)
3.50%, 7/01/46		2,633	(2,775,758)
4.00%, 7/01/46		500	(535,156)
4.50%, 7/01/46		87	(94,871)
6.00%, 7/01/46		100	(113,699)
Ginnie Mae Mortgage-Backed Securities:
3.00%, 7/15/46		85	(88,846)
3.50%, 7/15/46		4,317	(4,581,938)
4.00%, 7/15/46		1,839	(1,965,719)
4.50%, 7/15/46		761	(830,316)
5.00%, 7/15/46		500	(556,312)
Total TBA Sale Commitments (Proceeds — $32,563,813) — (6.8)%			(32,724,450)
Total Investments Net of Borrowed Bonds, Options Written and TBA Sale Commitments — 104.4%			499,306,063
Liabilities in Excess of Other Assets — (4.4)%			(21,208,827)

Net Assets — 100.0%			$478,097,236

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2016	41

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate as of period end.

(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(d)	Non-income producing security.

(e)	Security, or a portion of security, is on loan.

(f)	Issuer filed for bankruptcy and/or is in default of interest payments.

(g)	During the period ended June 30, 2016, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2015	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/Beneficial Interest Held at June 30, 2016	Value at June 30, 2016	Income		Realized Loss
BlackRock Liquidity Funds, TempFund, Institutional Class	87,935	10,177,944	[1]	—	10,265,879	$10,265,879	$9,402		—
BlackRock Liquidity Series, LLC, Money Market Series	$3,964,938	$24,697,898	[1]	—	$28,662,836	28,662,836	20,140	[2]	—
iShares iBoxx $ High Yield Corporate Bond ETF	29,546	54,696		(58,359)	25,883	2,192,031	44,079		$(88,630)
Total						$41,120,746	$73,621		$(88,630)

[1]	Represents net shares/beneficial interest purchased.

[2]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(h)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(i)	Perpetual security with no stated maturity date.

(j)	Represents or includes a TBA transaction. As of period end, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$(1,077,744)	$ (5,719)
BNP Paribas Securities Corp.	$616,346	$ 3,244
Citigroup Global Markets, Inc.	$1,339,495	$ 8,979
Credit Suisse Securities (USA) LLC	$(899,096)	$(11,503)
Daiwa Capital Markets America, Inc.	$628,920	$ 5,732
Deutsche Bank Securities, Inc.	$213,619	$ 404
Goldman Sachs & Co.	$(579,006)	$(15,593)
J.P. Morgan Securities LLC	$(2,153,408)	$(14,758)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$77,144	$ (3,324)
Morgan Stanley & Co. LLC	$1,049,518	$ 1,379
Nomura Securities International, Inc.	$(119,664)	$ (4,194)
RBC Capital Markets, LLC	$309,299	$ 954
Wells Fargo Securities, LLC	$524,897	$ 937

(k)	When-issued security.

(l)	All or a portion of security has been pledged in connection with outstanding futures contracts.

(m)	Certain agreements have no stated maturity and can be terminated by either party at any time.

(n)	The amount to be repurchased assumes the maturity will be the day after the period end.

(o)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

(p)	Current yield as of period end.

(q)	All or a portion of security has been pledged as collateral in connection with outstanding borrowed bonds.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

42	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Long (Short)	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(3)	Euro-Bobl	September 2016	USD	444,790	$ (3,576)
(11)	Euro-BTP Italian Government Bond	September 2016	USD	1,740,883	(14,192)
(18)	Euro-Bund	September 2016	USD	3,338,320	(26,960)
10	U.S. Treasury Bonds (30 Year)	September 2016	USD	1,723,438	95,543
63	U.S. Treasury Notes (10 Year)	September 2016	USD	8,378,016	56,057
34	U.S. Treasury Notes (2 Year)	September 2016	USD	7,457,156	52,128
117	U.S. Treasury Notes (5 Year)	September 2016	USD	14,293,195	231,810
16	U.S. Ultra Treasury Bonds	September 2016	USD	2,982,000	177,994
(4)	Euro Dollar	December 2016	USD	993,250	(3,005)
Total					$565,799

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
TRY	552,658	USD	190,000	Deutsche Bank AG	7/01/16	$ 2,081
TRY	551,871	USD	190,000	Morgan Stanley & Co. International PLC	7/01/16	1,807
USD	380,000	TRY	1,115,444	Morgan Stanley & Co. International PLC	7/01/16	(7,682)
CAD	494,078	USD	380,000	Deutsche Bank AG	7/05/16	2,436
EUR	343,971	USD	380,000	Morgan Stanley & Co. International PLC	7/05/16	1,795
EUR	380,000	USD	419,811	Morgan Stanley & Co. International PLC	7/05/16	1,975
GBP	277,085	USD	380,000	JPMorgan Chase Bank N.A.	7/05/16	(11,113)
JPY	38,916,370	USD	380,000	Goldman Sachs International	7/05/16	(3,082)
RUB	12,256,342	USD	190,000	Société Générale	7/05/16	1,404
RUB	12,271,699	USD	190,000	Société Générale	7/05/16	1,644
SEK	3,243,072	USD	380,000	BNP Paribas S.A.	7/05/16	3,395
USD	190,000	CAD	243,022	Royal Bank of Scotland PLC	7/05/16	1,891
USD	190,000	CAD	243,602	State Street Bank and Trust Co.	7/05/16	1,443
USD	190,000	EUR	167,942	Citibank N.A.	7/05/16	3,590
USD	420,829	EUR	380,000	Morgan Stanley & Co. International PLC	7/05/16	(957)
USD	190,000	EUR	168,265	Morgan Stanley & Co. International PLC	7/05/16	3,232
USD	190,000	GBP	129,216	HSBC Bank PLC	7/05/16	17,973
USD	190,000	GBP	129,286	Northern Trust Corp.	7/05/16	17,880
USD	190,000	JPY	19,818,603	Citibank N.A.	7/05/16	(1,950)
USD	190,000	JPY	19,875,491	Morgan Stanley & Co. International PLC	7/05/16	(2,501)
USD	380,000	RUB	24,985,000	Morgan Stanley & Co. International PLC	7/05/16	(10,719)
USD	190,000	SEK	1,572,900	Barclays Bank PLC	7/05/16	4,052
USD	190,000	SEK	1,566,827	Deutsche Bank AG	7/05/16	4,770
BRL	642,675	USD	190,000	Goldman Sachs International	7/06/16	9,680
BRL	644,955	USD	190,000	Royal Bank of Scotland PLC	7/06/16	10,388
COP	251,175,000	USD	85,000	BNP Paribas S.A.	7/06/16	870
COP	253,597,500	USD	85,000	BNP Paribas S.A.	7/06/16	1,698
COP	313,026,000	USD	105,000	Credit Suisse International	7/06/16	2,015
COP	310,380,000	USD	105,000	HSBC Bank PLC	7/06/16	1,110
USD	380,000	BRL	1,311,000	Morgan Stanley & Co. International PLC	7/06/16	(27,329)
USD	65,000	COP	194,025,000	BNP Paribas S.A.	7/06/16	(1,332)

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2016	43

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	170,000	COP	509,556,300	Credit Suisse International	7/06/16	$(4,203)
USD	65,000	COP	194,350,000	HSBC Bank PLC	7/06/16	(1,443)
USD	80,000	COP	238,800,000	Royal Bank of Scotland PLC	7/06/16	(1,639)
USD	996,070	EUR	892,000	Barclays Bank PLC	7/06/16	5,946
USD	28,322	EUR	25,000	Morgan Stanley & Co. International PLC	7/06/16	572
USD	45,042	MXN	843,000	HSBC Bank PLC	7/06/16	(1,041)
IDR	2,523,200,000	USD	190,000	JPMorgan Chase Bank N.A.	7/11/16	643
IDR	5,122,400,000	USD	388,649	Standard Chartered Bank	7/11/16	(1,622)
IDR	2,523,770,000	USD	190,000	Standard Chartered Bank	7/11/16	686
USD	191,442	IDR	2,523,200,000	JPMorgan Chase Bank N.A.	7/11/16	799
USD	380,000	IDR	5,122,400,000	Standard Chartered Bank	7/11/16	(7,028)
USD	191,485	IDR	2,523,770,000	Standard Chartered Bank	7/11/16	799
MXN	1,253,462	USD	67,460	Citibank N.A.	7/13/16	1,016
MXN	1,367,031	USD	73,579	Citibank N.A.	7/13/16	1,100
MXN	3,693,050	USD	199,601	Goldman Sachs International	7/13/16	2,146
MXN	2,611,845	USD	140,512	Royal Bank of Scotland PLC	7/13/16	2,169
MXN	973,098	USD	52,177	State Street Bank and Trust Co.	7/13/16	982
USD	8,227	MXN	152,208	BNP Paribas S.A.	7/13/16	(88)
USD	201,613	MXN	3,693,050	JPMorgan Chase Bank N.A.	7/13/16	(133)
USD	90,153	MXN	1,651,376	JPMorgan Chase Bank N.A.	7/13/16	(60)
USD	49,520	MXN	907,083	JPMorgan Chase Bank N.A.	7/13/16	(33)
USD	23,958	MXN	438,853	JPMorgan Chase Bank N.A.	7/13/16	(16)
USD	164,948	MXN	3,055,917	Morgan Stanley & Co. International PLC	7/13/16	(1,993)
JPY	18,545,921	USD	173,000	Standard Chartered Bank	7/14/16	6,674
KRW	102,278,800	USD	88,400	Morgan Stanley & Co. International PLC	7/14/16	383
KRW	51,669,800	USD	44,200	Standard Chartered Bank	7/14/16	652
USD	173,000	JPY	18,466,850	Royal Bank of Scotland PLC	7/14/16	(5,908)
USD	221,000	KRW	257,034,050	JPMorgan Chase Bank N.A.	7/14/16	(2,117)
USD	15,948	RUB	1,053,787	JPMorgan Chase Bank N.A.	7/20/16	(442)
CNH	1,861,440	USD	280,000	HSBC Bank PLC	7/29/16	(1,032)
CNH	5,139,304	USD	769,000	HSBC Bank PLC	7/29/16	1,210
USD	770,000	CNH	5,076,148	Barclays Bank PLC	7/29/16	9,255
USD	1,050,000	CNH	6,998,156	UBS AG	7/29/16	1,211
COP	131,737,500	USD	45,000	Credit Suisse International	8/01/16	(236)
COP	133,110,000	USD	45,000	Credit Suisse International	8/01/16	230
COP	175,728,000	USD	60,000	Standard Chartered Bank	8/01/16	(288)
COP	265,770,000	USD	90,000	Standard Chartered Bank	8/01/16	308
USD	987,768	EUR	889,000	Morgan Stanley & Co. International PLC	8/03/16	(300)
EUR	148,370	USD	167,939	Royal Bank of Scotland PLC	8/12/16	(3,022)
USD	169,555	EUR	148,370	Royal Bank of Scotland PLC	8/12/16	4,638
JPY	18,448,944	USD	173,000	Royal Bank of Scotland PLC	8/16/16	5,925
PLN	710,161	USD	179,435	BNP Paribas S.A.	8/16/16	353
PLN	671,507	USD	173,379	JPMorgan Chase Bank N.A.	8/16/16	(3,377)
PLN	1,536,109	USD	383,656	Royal Bank of Scotland PLC	8/16/16	5,234
PLN	1,556,583	USD	401,699	State Street Bank and Trust Co.	8/16/16	(7,626)
USD	167,961	EUR	148,370	Royal Bank of Scotland PLC	8/16/16	3,020
USD	6,748	GBP	5,000	Barclays Bank PLC	8/16/16	89
USD	40,525	GBP	30,000	BNP Paribas S.A.	8/16/16	571

See Notes to Financial Statements.

44	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	47,278	GBP	35,000	BNP Paribas S.A.	8/16/16	$664
USD	47,170	GBP	35,000	Deutsche Bank AG	8/16/16	556
USD	40,498	GBP	30,000	JPMorgan Chase Bank N.A.	8/16/16	543
USD	40,546	GBP	30,000	JPMorgan Chase Bank N.A.	8/16/16	591
USD	20,264	GBP	15,000	Royal Bank of Scotland PLC	8/16/16	287
USD	36,500	JPY	3,754,682	BNP Paribas S.A.	8/16/16	86
USD	50,000	JPY	5,137,000	BNP Paribas S.A.	8/16/16	179
USD	36,500	JPY	3,751,652	Goldman Sachs International	8/16/16	115
USD	50,000	JPY	5,143,000	Morgan Stanley & Co. International PLC	8/16/16	121
USD	198,931	MXN	3,693,050	Goldman Sachs International	8/16/16	(2,114)
USD	1,340,338	PLN	5,229,214	Royal Bank of Scotland PLC	8/16/16	16,483
USD	102,207	PLN	396,216	State Street Bank and Trust Co.	8/16/16	1,899
USD	321,563	IDR	4,320,197,410	Nomura International PLC	8/22/16	(2,335)
AUD	1,430,000	USD	1,057,306	Bank of America N.A.	9/21/16	5,926
AUD	1,240,000	USD	917,538	Morgan Stanley & Co. International PLC	9/21/16	4,426
USD	1,962,357	AUD	2,670,000	State Street Bank and Trust Co.	9/21/16	(22,840)
Total						$48,015

Exchange-Traded Options Purchased
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
U.S. Treasury Notes (10 Year) Futures	Put	7/22/16	USD	132.00	26	$6,906
U.S. Treasury Notes (10 Year) Futures	Put	7/22/16	USD	130.50	22	1,719
Total						$8,625

OTC Barrier Options Purchased
Description	Put/ Call	Type of Options	Counterparty	Expiration Date	Strike Price		Barrier Price		Notional Amount (000)	Value
GBP Currency	Put	Down-and-Out	BNP Paribas S.A.	7/27/16	USD	1.34	USD	1.25	GBP 898	$9,712

OTC Options Purchased
Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Value
USD Currency	Call	HSBC Bank USA N.A.	7/29/16	CNH	6.75	USD	2,263	$6,119

Exchange-Traded Options Written
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
U.S. Treasury Notes (10 Year) Futures	Call	07/22/16	USD	135.00	26	$(3,250)

OTC Options Written
Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Value
USD Currency	Call	Deutsche Bank AG	07/29/16	CNH	6.75	USD	2,263	$(6,119)

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2016	45

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Centrally Cleared Credit Default Swaps — Sell Protection
Index	Receive Fixed Rate	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation
CDX.NA.HY Series 26 Version 1	5.00%	6/20/21	B+	USD	1,368	$19,170
CDX.NA.IG Series 26 Version 1	1.00%	6/20/21	BBB+	USD	19,135	69,140
Total						$88,310

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps

Fixed Rate	Floating Rate	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.65%[1]	3-month LIBOR	N/A	11/26/16	USD	695	$ 48
1.26%[1]	3-month LIBOR	N/A	1/12/17	USD	9,370	(72,516)
1.44%[1]	3-month LIBOR	6/14/20[2]	6/14/21	USD	9,960	(9,079)
1.51%[1]	3-month LIBOR	6/14/20[2]	6/14/21	USD	9,905	(15,509)
2.13%[3]	3-month LIBOR	N/A	8/25/25	USD	65	5,070
1.46%[1]	3-month LIBOR	N/A	6/28/26	USD	193	(1,561)
1.46%[1]	3-month LIBOR	N/A	6/28/26	USD	48	(392)
Total						$(93,939)

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Forward swap.

[3]	Fund pays the floating rate and receives the fixed rate.

OTC Credit Default Swaps — Buy Protection
Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	JPMorgan Chase Bank N.A.	6/20/20	USD	209	$ 2,336	$ 1,465	$ 871
United Mexican States	1.00%	Bank of America N.A.	9/20/20	USD	209	3,242	2,225	1,017
Loews Corp.	1.00%	Barclays Bank PLC	12/20/20	USD	110	(3,231)	(3,719)	488
		Morgan Stanley Capital
Valero Energy Corp.	1.00%	Services LLC	12/20/20	USD	115	2,594	2,540	54
HSBC Bank PLC	1.00%	Bank of America N.A.	6/20/21	EUR	320	(38)	19	(57)
HSBC Bank PLC	1.00%	Bank of America N.A.	6/20/21	EUR	239	(29)	(501)	472
Standard Chartered PLC	1.00%	Bank of America N.A.	6/20/21	EUR	390	11,584	8,655	2,929
Standard Chartered PLC	1.00%	Bank of America N.A.	6/20/21	EUR	60	1,782	1,332	450
Standard Chartered PLC	1.00%	BNP Paribas S.A.	6/20/21	EUR	64	1,921	3,352	(1,431)
Standard Chartered PLC	1.00%	BNP Paribas S.A.	6/20/21	EUR	62	1,842	1,662	180
Standard Chartered PLC	1.00%	BNP Paribas S.A.	6/20/21	EUR	49	1,456	1,314	142
HSBC Bank PLC	1.00%	Citibank N.A.	6/20/21	EUR	260	(30)	(600)	570
HSBC Bank PLC	1.00%	Citibank N.A.	6/20/21	EUR	125	(15)	(289)	274
HSBC Bank PLC	1.00%	Citibank N.A.	6/20/21	EUR	80	(10)	(185)	175
HSBC Bank PLC	1.00%	Citibank N.A.	6/20/21	EUR	65	(8)	(151)	143
HSBC Bank PLC	1.00%	Citibank N.A.	6/20/21	EUR	64	(7)	(148)	141
HSBC Bank PLC	1.00%	Citibank N.A.	6/20/21	EUR	27	(3)	(63)	60
HSBC Bank PLC	1.00%	Credit Suisse International	6/20/21	EUR	13	57	59	(2)
HSBC Bank PLC	1.00%	JPMorgan Chase Bank N.A.	6/20/21	EUR	175	(21)	(697)	676
HSBC Bank PLC	1.00%	JPMorgan Chase Bank N.A.	6/20/21	EUR	164	(19)	(199)	180
HSBC Bank PLC	1.00%	JPMorgan Chase Bank N.A.	6/20/21	EUR	9	(1)	(36)	35
Standard Chartered PLC	1.00%	JPMorgan Chase Bank N.A.	6/20/21	EUR	62	1,861	3,246	(1,385)
HSBC Bank PLC	1.00%	Société Générale	6/20/21	EUR	385	(45)	23	(68)
HSBC Bank PLC	1.00%	Société Générale	6/20/21	EUR	65	(7)	4	(11)
Republic of South Africa	1.00%	Bank of America N.A.	6/20/21	USD	85	6,958	8,818	(1,860)

See Notes to Financial Statements.

46	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Russian Federation	1.00%	Bank of America N.A.	6/20/21	USD	46	$ 2,769	$ 2,919	$ (150)
Federation of Malaysia	1.00%	Barclays Bank PLC	6/20/21	USD	117	2,971	3,138	(167)
Republic of South Africa	1.00%	Barclays Bank PLC	6/20/21	USD	195	15,963	21,031	(5,068)
Republic of South Africa	1.00%	Barclays Bank PLC	6/20/21	USD	80	6,549	8,039	(1,490)
Republic of the Philippines	1.00%	Barclays Bank PLC	6/20/21	USD	88	556	538	18
Republic of the Philippines	1.00%	Barclays Bank PLC	6/20/21	USD	54	343	335	8
Republic of the Philippines	1.00%	Barclays Bank PLC	6/20/21	USD	53	333	347	(14)
Republic of the Philippines	1.00%	Barclays Bank PLC	6/20/21	USD	45	286	300	(14)
Republic of the Philippines	1.00%	Barclays Bank PLC	6/20/21	USD	45	285	296	(11)
Republic of the Philippines	1.00%	Barclays Bank PLC	6/20/21	USD	45	285	296	(11)
Republic of the Philippines	1.00%	Barclays Bank PLC	6/20/21	USD	45	284	337	(53)
Republic of the Philippines	1.00%	Barclays Bank PLC	6/20/21	USD	36	228	223	5
Republic of the Philippines	1.00%	Barclays Bank PLC	6/20/21	USD	35	222	215	7
Republic of the Philippines	1.00%	Barclays Bank PLC	6/20/21	USD	35	223	232	(9)
Australia & New Zealand Banking Group Ltd.	1.00%	BNP Paribas S.A.	6/20/21	USD	730	(5,761)	7,823	(13,584)
Republic of South Africa	1.00%	BNP Paribas S.A.	6/20/21	USD	50	4,093	5,302	(1,209)
Republic of South Africa	1.00%	BNP Paribas S.A.	6/20/21	USD	45	3,683	4,914	(1,231)
Prudential Financial, Inc.	1.00%	Citibank N.A.	6/20/21	USD	268	3,571	3,512	59
Prudential Financial, Inc.	1.00%	Citibank N.A.	6/20/21	USD	110	1,466	1,442	24
Republic of South Africa	1.00%	Citibank N.A.	6/20/21	USD	47	3,807	4,729	(922)
Republic of South Africa	1.00%	Citibank N.A.	6/20/21	USD	16	1,340	1,338	2
Republic of South Africa	1.00%	Citibank N.A.	6/20/21	USD	1	81	102	(21)
Republic of the Philippines	1.00%	Citibank N.A.	6/20/21	USD	51	327	295	32
Republic of the Philippines	1.00%	Citibank N.A.	6/20/21	USD	48	302	315	(13)
Australia & New Zealand Banking Group Ltd.	1.00%	Deutsche Bank AG	6/20/21	USD	806	(6,362)	8,399	(14,761)
Commonwealth Bank of Australia	1.00%	Deutsche Bank AG	6/20/21	USD	400	(3,152)	3,923	(7,075)
Commonwealth Bank of Australia	1.00%	Deutsche Bank AG	6/20/21	USD	93	(731)	1,628	(2,359)
Republic of South Africa	1.00%	Goldman Sachs International	6/20/21	USD	45	3,684	4,923	(1,239)
Republic of South Africa	1.00%	HSBC Bank PLC	6/20/21	USD	55	4,502	5,861	(1,359)
Republic of South Africa	1.00%	HSBC Bank PLC	6/20/21	USD	45	3,683	4,953	(1,270)
Australia & New Zealand Banking Group Ltd.	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	431	(3,401)	4,472	(7,873)
Australia & New Zealand Banking Group Ltd.	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	245	(1,934)	2,559	(4,493)
Commonwealth Bank of Australia	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	202	(1,592)	2,018	(3,610)
National Australia Bank Ltd.	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	234	(1,912)	2,445	(4,357)
Republic of South Africa	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	120	9,824	12,305	(2,481)
Republic of the Philippines	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	211	1,341	1,133	208
Republic of the Philippines	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	45	285	258	27
Republic of the Philippines	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	14	91	88	3
CMBX.NA Series 8 AAA	0.50%	Credit Suisse International	10/17/57	USD	50	1,864	2,259	(395)
Total						$82,565	$153,368	$(70,803)

OTC Credit Default Swaps — Sell Protection
Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Transocean Ltd.	1.00%	Goldman Sachs International	6/20/19	BB-	USD	25	$(3,778)	$ (465)	$(3,313)
United Mexican States	1.00%	Bank of America N.A.	6/20/20	BBB+	USD	209	(2,336)	(1,698)	(638)

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2016	47

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	JPMorgan Chase Bank N.A.	9/20/20	BBB+	USD	209	$ (3,242)	$ (2,379)	$ (863)
Federation of Malaysia	1.00%	Citibank N.A.	6/20/21		USD	0	(4)	(4)	—
Federative Republic of Brazil	1.00%	Barclays Bank PLC	6/20/21	BB	USD	224	(21,539)	(24,440)	2,901
Republic of the Philippines	1.00%	Bank of America N.A.	6/20/21	BBB	USD	2	(16)	(12)	(4)
CMBX.NA Series 3 AM	0.50%	Credit Suisse International	12/13/49	BBB	USD	670	(13,737)	(60,891)	47,154
CMBX.NA Series 3 AM	0.50%	Goldman Sachs International	12/13/49	BBB	USD	1,320	(27,066)	(121,483)	94,417
CMBX.NA Series 4 AM	0.50%	Deutsche Bank AG	2/17/51	BB+	USD	120	(3,314)	(16,485)	13,171
CMBX.NA Series 8 A	2.00%	Goldman Sachs International	10/17/57	Not Rated	USD	50	(5,405)	(5,225)	(180)
CMBX.NA Series 8 A	2.00%	Morgan Stanley Capital Services LLC	10/17/57	Not Rated	USD	30	(3,244)	(3,683)	439
CMBX.NA Series 8 A	2.00%	Morgan Stanley Capital Services LLC	10/17/57	Not Rated	USD	15	(1,621)	(1,427)	(194)
CMBX.NA Series 8 A	2.00%	Morgan Stanley Capital Services LLC	10/17/57	Not Rated	USD	15	(1,621)	(1,417)	(204)
CMBX.NA Series 9 A	2.00%	Credit Suisse International	9/17/58	Not Rated	USD	20	(2,636)	(2,884)	248
CMBX.NA Series 9 A	2.00%	Morgan Stanley Capital Services LLC	9/17/58	Not Rated	USD	30	(3,955)	(4,285)	330
Total							$(93,514)	$(246,778)	$153,264

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaps
Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
6.51%[1]	1-day COOIS	Credit Suisse International	7/06/16	COP	2,106,707	$ 403	—	$ 403
6.64%[1]	1-day COOIS	Credit Suisse International	8/22/16	COP	1,087,201	808	—	808
1.92%[1]	3-month KRW Certificate of Deposit	Deutsche Bank AG	11/10/17	KRW	311,432	2,686	$ 567	2,119
1.69%[2]	3-month KRW Certificate of Deposit	Deutsche Bank AG	11/10/17	KRW	311,432	(1,617)	—	(1,617)
4.55%[2]	28-day MXIBTIIE	Barclays Bank PLC	3/21/18	MXN	1,273	477	16	461
4.85%[2]	28-day MXIBTIIE	Bank of America N.A.	11/01/18	MXN	959	270	3	267
12.24%[1]	1-day BZDIOVER	Bank of America N.A.	1/02/19	BRL	1,277	(511)	—	(511)
12.46%[1]	1-day BZDIOVER	Bank of America N.A.	1/02/19	BRL	637	438	—	438
12.29%[1]	1-day BZDIOVER	Bank of America N.A.	1/02/19	BRL	636	(264)	—	(264)
12.52%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A	1/02/19	BRL	636	718	—	718
12.31%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/19	BRL	348	354	—	354
2.57%[1]	3-month LIBOR	Deutsche Bank AG	10/27/20	USD	300	22,063	—	22,063
11.41%[2]	1-day BZDIOVER	Bank of America N.A.	1/04/21	BRL	253	4,732	—	4,732
12.05%[1]	1-day BZDIOVER	Bank of America N.A.	1/04/21	BRL	116	(696)	—	(696)
12.75%1	1-day BZDIOVER	Citibank N.A.	1/04/21	BRL	392	3,818	—	3,818
11.84%[1]	1-day BZDIOVER	HSBC Bank PLC	1/04/21	BRL	78	(786)	—	(786)
12.74%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/21	BRL	270	2,583	—	2,583

See Notes to Financial Statements.

48	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
11.72%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/21	BRL	56	$ (696)	—	$ (696)
2.77%[1]	7-day China Fixing Repo Rates	Bank of America N.A.	5/12/21	CNY	665	974	$ (1)	975
2.75%[1]	7-day China Fixing Repo Rates	Bank of America N.A.	5/12/21	CNY	530	694	(1)	695
2.75%[1]	7-day China Fixing Repo Rates	Bank of America N.A.	5/12/21	CNY	530	694	(1)	695
2.75%[1]	7-day China Fixing Repo Rates	Bank of America N.A.	5/12/21	CNY	424	565	(3)	568
2.74%[1]	7-day China Fixing Repo Rates	Bank of America N.A.	5/12/21	CNY	420	531	(2)	533
2.75%[1]	7-day China Fixing Repo Rates	Bank of America N.A.	5/12/21	CNY	265	347	—	347
2.73%[1]	7-day China Fixing Repo Rates	Bank of America N.A.	5/12/21	CNY	265	300	—	300
3.27%[2]	3-month LIBOR	Deutsche Bank AG	5/16/21	USD	550	(62,403)	—	(62,403)
12.92%[1]	1-day BZDIOVER	Bank of America N.A.	1/02/23	BRL	368	6,075	—	6,075
12.62%[1]	1-day BZDIOVER	Bank of America N.A.	1/02/23	BRL	98	1,051	—	1,051
12.73%[1]	1-day BZDIOVER	Bank of America N.A.	1/02/23	BRL	84	1,084	—	1,084
12.37%[1]	1-day BZDIOVER	Citibank N.A.	1/02/23	BRL	160	972	—	972
12.75%[1]	1-day BZDIOVER	Citibank N.A.	1/02/23	BRL	86	1,137	—	1,137
2.16%[2]	3-month LIBOR	Bank of America N.A.	5/28/23	USD	200	(13,759)	—	(13,759)
2.31%[2]	3-month LIBOR	Deutsche Bank AG	5/31/23	USD	200	(15,478)	—	(15,478)
5.73%[2]	28-day MXIBTIIE	Bank of America N.A.	1/03/25	MXN	940	729	13	716
6.43%[1]	28-day MXIBTIIE	Bank of America N.A.	6/06/25	MXN	836	1,460	(14)	1,474
6.33%[1]	28-day MXIBTIIE	Citibank N.A.	7/17/25	MXN	1,010	1,304	(5)	1,309
6.32%[1]	28-day MXIBTIIE	Morgan Stanley Capital Services LLC	7/17/25	MXN	2,027	2,578	(10)	2,588
6.31%[2]	28-day MXIBTIIE	Deutsche Bank AG	8/11/25	MXN	3,807	(4,626)	16	(4,642)
6.27%[1]	28-day MXIBTIIE	Bank of America N.A.	12/05/25	MXN	116	123	(2)	125
6.30%[1]	28-day MXIBTIIE	Goldman Sachs International	6/15/26	MXN	5,275	5,081	(17)	5,098
Total						$(35,787)	$559	$(36,346)

[1]	Fund pays the floating rate and receives the fixed rate.

[2]	Fund pays the fixed rate and receives the floating rate.

Transactions in Options Written for the Six Months Ended June 30, 2016

	Calls				Puts

		Notional (000)				Notional (000)

	Contracts	GBP	USD	Premiums Received	Contracts	AUD	Premiums Received

Outstanding options, beginning of period	—	—	—	—	—	—	—
Options written	160	4,940	6,835	$147,959	11	4,032	$ 48,834
Options expired	—	—	(90)	(338)	—	—	—
Options closed	(134)	(4,940)	(4,482)	(134,639)	(11)	(4,032)	(48,834)

Outstanding options, end of period	26	—	2,263	$12,982	—	—	—

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2016	49

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets - Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$613,532	—	$ 613,532
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$185,616	—	—	185,616
Options purchased	Investments at value — unaffiliated[2]	—	—	—	15,831	8,625	—	24,456
Swaps - centrally cleared	Net unrealized appreciation[1]	—	$ 88,310	—	—	5,118	—	93,428
Swaps - OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	—	327,866	—	—	65,121	—	392,987

Total		—	$416,176	—	$201,447	$692,396	—	$1,310,019

Liabilities - Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$ 47,733	—	$ 47,733
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$137,601	—	—	137,601
Options written	Options written, at value	—	—	—	6,119	3,250	—	9,369
Swaps - centrally cleared	Net unrealized depreciation[1]		—	—	—	99,057	—	99,057
Swaps - OTC	Unrealized depreciation on OTC swaps; Swap premiums received	—	$338,815	—	—	100,908	—	439,723

Total		—	$338,815	—	$143,720	$250,948	—	$ 733,483

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

For the six months ended June 30, 2016, the effect of derivative financial instruments in the Statements of Operations were as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$1,134,573	—	$1,134,573
Foreign currency transactions	—	—	—	$(91,141)	—	—	(91,141)
Options purchased[1]	—	—	—	14,394	(101,085)	—	(86,691)
Options written	—	—	—	8,297	(2,941)	—	5,356
Swaps	—	$ (82,184)	—	—	458,003	—	375,819

Total	—	$ (82,184)	—	$(68,450)	$1,488,550	—	$1,337,916

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$ 554,302	—	$ 554,302
Foreign currency translations	—	—	—	$ 68,649	—	—	68,649
Options purchased[1]	—	—	—	(35,745)	2,092	—	(33,653)
Options written	—	—	—	1,802	1,811	—	3,613
Swaps	—	$135,315	—	—	(42,831)	—	92,484

Total	—	$135,315	—	$ 34,706	$ 515,374	—	$ 685,395

[1]	Options purchased are included in the net realized gain (loss) from investments and the net change in unrealized appreciation (depreciation) on investments.

See Notes to Financial Statements.

50	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts - long	$41,150,974
Average notional value of contracts - short	$4,488,324
Forward foreign currency exchange contracts:
Average amounts purchased - in USD	$11,494,407
Average amounts sold - USD	$6,444,696
Options:
Average value of option contracts purchased	$83,359
Average value of option contracts written	$62,517
Credit default swaps:
Average notional value - buy protection	$11,127,179
Average notional value - sell protection	$13,320,500
Interest rate swaps:
Average notional value - pays fixed rate	$23,089,423
Average notional value - receives fixed rate	$4,542,977

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$ 1,030		$ 26,922
Forward foreign currency exchange contracts	185,616		137,601
Options	24,456	[1]	9,369
Swaps - Centrally cleared	30,949		—
Swaps - OTC[2]	392,987		439,723

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$635,038		$613,615
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(40,604)		(30,172)

Total derivative assets and liabilities subject to an MNA	$594,434		$583,443

[1]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.

[2]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund.

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$ 54,853	$ (20,174)	—	—	$ 34,679
Barclays Bank PLC	58,573	(34,996)	—	—	23,577
BNP Paribas S.A.	42,217	(18,875)	—	—	23,342
Citibank N.A.	26,155	(4,351)	—	—	21,804
Credit Suisse International	53,176	(53,176)	—	—	—
Deutsche Bank AG	61,729	(61,729)	—	—	—
Goldman Sachs International	116,379	(116,379)	—	—	—
HSBC Bank PLC	31,107	(6,931)	—	—	24,176
HSBC Bank USA N.A.	6,119	—	—	—	6,119
JPMorgan Chase Bank N.A.	38,220	(38,220)	—	—	—
Morgan Stanley & Co. International PLC	14,311	(14,311)	—	—	—
Morgan Stanley Capital Services LLC	5,951	(5,951)	—	—	—
Northern Trust Corp.	17,880	—	—	—	17,880
Royal Bank of Scotland PLC	50,035	(10,569)	—	—	39,466
Société Générale	3,075	(79)	—	—	2,996
Standard Chartered Bank	9,119	(8,938)	—	—	181
State Street Bank and Trust Co.	4,324	(4,324)	—	—	—
UBS AG	1,211	—	—	—	1,211

Total	$594,434	$(399,003)	—	—	$195,431

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2016	51

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A.	$ 20,174	$ (20,174)	—	—	—
Barclays Bank PLC	34,996	(34,996)	—	—	—
BNP Paribas S.A.	18,875	(18,875)	—	—	—
Citibank N.A.	4,351	(4,351)	—	—	—
Credit Suisse International	68,611	(53,176)	—	—	$ 15,435
Deutsche Bank AG	130,939	(61,729)	—	—	69,210
Goldman Sachs International	137,118	(116,379)	—	—	20,739
HSBC Bank PLC	6,931	(6,931)	—	—	—
JPMorgan Chase Bank N.A.	46,360	(38,220)	—	—	8,140
Morgan Stanley & Co. International PLC	51,481	(14,311)	—	—	37,170
Morgan Stanley Capital Services LLC	11,220	(5,951)	—	—	5,269
Nomura International PLC	2,335	—	—	—	2,335
Royal Bank of Scotland PLC	10,569	(10,569)	—	—	—
Société Générale	79	(79)	—	—	—
Standard Chartered Bank	8,938	(8,938)	—	—	—
State Street Bank and Trust Co.	30,466	(4,324)	—	—	26,142

Total	$583,443	$(399,003)	—	—	$184,440

[1]	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$ 13,909,767	$3,902,928	$ 17,812,695
Common Stocks	$283,375,462	—	—	283,375,462
Corporate Bonds	—	49,858,583	—	49,858,583
Foreign Agency Obligations	—	568,090	—	568,090
Foreign Government Obligations	—	4,906,089	—	4,906,089
Investment Companies	2,192,031	—	—	2,192,031
Non-Agency Mortgage-Backed Securities	—	12,858,057	1,389,988	14,248,045
Other Interests	—	—	—	—
Preferred Securities	787,082	105,889	—	892,971
Taxable Municipal Bonds	—	7,696,316	—	7,696,316
U.S. Government Sponsored Agency Securities	—	81,305,296	—	81,305,296
U.S. Treasury Obligations	—	30,224,942	—	30,224,942
Short-Term Securities:
Borrowed Bond Agreements	—	3,157,422	—	3,157,422
Money Market Funds	10,265,879	28,662,836	—	38,928,715
Options Purchased:
Foreign currency exchange contracts	—	15,831	—	15,831
Interest rate contracts	8,625	—	—	8,625
Liabilities:
Investments:
Borrowed Bonds	—	(3,151,231)	—	(3,151,231)
TBA Sale Commitments	—	(32,724,450)	—	(32,724,450)

Total	$296,629,079	$197,393,437	$5,292,916	$499,315,432

See Notes to Financial Statements.

52	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

Schedule of Investments (concluded)	BlackRock Balanced Capital Portfolio

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$256,220	—	$256,220
Foreign currency exchange contracts	—	185,616	—	185,616
Interest rate contracts	$613,532	69,624	—	683,156
Liabilities:
Credit contracts	—	(85,449)	—	(85,449)
Foreign currency exchange contracts	—	(143,720)	—	(143,720)
Interest rate contracts	(50,983)	(199,909)	—	(250,892)

Total	$562,549	$82,382	—	$644,931

[1]     Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$4,924,543	—	—	$4,924,543
Cash pledged for centrally cleared swaps	536,182	—	—	536,182
Foreign currency at value	302,460	—	—	302,460
Liabilities:
Collateral on securities loaned at value	—	$(28,662,836)	—	(28,662,836)

Total	$5,763,185	$(28,662,836)	—	$(22,899,651)

During the six months ended June 30, 2016, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Non-Agency Mortgage-Backed Securities	Other Interests	Total
Assets:
Opening Balance, as of December 31, 2015	$3,730,393	$1,847,256	$ 62	$ 5,577,711
Transfers into Level 3	110,584	—	—	110,584
Transfers out of Level 3	(570,636)	(655,173)	—	(1,225,809)
Accrued discounts/premiums	1,687	9,352	—	11,039
Net realized gain (loss)	4,221	5,325	—	9,546
Net change in unrealized appreciation (depreciation)[1,2]	(342)	(4,544)	(62)	(4,948)
Purchases	1,085,131	585,409	—	1,670,540
Sales	(458,110)	(397,637)	—	(855,747)

Closing Balance, as of June 30, 2016	$3,902,928	$1,389,988	—	$ 5,292,916

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2016[2]	$ (2,603)	$ (11,066)	—	$ (13,669)

[1]	Included in the related change in unrealized appreciation (depreciation) in the Statements of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2015 is generally due to investments no longer held or categorized as Level 3 at year end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2016	53

Schedule of Investments June 30, 2016 (Unaudited)	BlackRock Capital Appreciation Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 2.0%
Honeywell International, Inc.	10,781	$1,254,046
TransDigm Group, Inc. (a)(b)	6,078	1,602,708

		2,856,754
Beverages — 6.4%
Anheuser-Busch InBev SA/NV — ADR	36,110	4,754,965
Constellation Brands, Inc., Class A	26,354	4,358,952

		9,113,917
Biotechnology — 3.6%
Alexion Pharmaceuticals, Inc. (a)	3,437	401,304
Celgene Corp. (a)	12,085	1,191,943
Regeneron Pharmaceuticals, Inc. (a)	5,629	1,965,816
Vertex Pharmaceuticals, Inc. (a)	17,631	1,516,619

		5,075,682
Chemicals — 2.9%
Ecolab, Inc.	12,496	1,482,026
Sherwin-Williams Co.	9,039	2,654,483

		4,136,509
Diversified Financial Services — 2.9%
Berkshire Hathaway, Inc., Class B (a)	28,189	4,081,485
Diversified Telecommunication Services — 1.4%
SBA Communications Corp., Class A (a)	18,858	2,035,532
Electrical Equipment — 1.2%
Acuity Brands, Inc.	6,737	1,670,506
Food & Staples Retailing — 3.4%
Costco Wholesale Corp.	19,500	3,062,280
Walgreens Boots Alliance, Inc.	21,500	1,790,305

		4,852,585
Food Products — 0.6%
Mead Johnson Nutrition Co.	8,712	790,614
Health Care Equipment & Supplies — 4.1%
Becton Dickinson and Co.	13,656	2,315,921
Boston Scientific Corp. (a)	88,405	2,066,025
Intuitive Surgical, Inc. (a)	2,212	1,463,039

		5,844,985
Health Care Providers & Services — 4.6%
Humana, Inc.	6,528	1,174,257
UnitedHealth Group, Inc.	38,244	5,400,053

		6,574,310
Hotels, Restaurants & Leisure — 2.6%
Chipotle Mexican Grill, Inc. (a)(b)	4,265	1,717,771
Domino’s Pizza, Inc.	9,028	1,186,099
Starbucks Corp.	14,387	821,785

		3,725,655
Internet & Catalog Retail — 12.1%
Amazon.com, Inc. (a)	13,251	9,482,681
Netflix, Inc. (a)	34,262	3,134,288
Priceline Group, Inc. (a)	2,499	3,119,777
TripAdvisor, Inc. (a)	23,002	1,479,029

		17,215,775
Internet Software & Services — 16.0%
Alphabet, Inc., Class A (a)	14,892	10,476,969
Facebook, Inc., Class A (a)	72,345	8,267,587
Tencent Holdings Ltd.	174,400	4,000,679

		22,745,235
IT Services — 9.1%
Fiserv, Inc. (a)	11,062	1,202,771

Common Stocks	Shares	Value
IT Services (continued)
FleetCor Technologies, Inc. (a)	21,964	$3,143,707
Global Payments, Inc.	31,184	2,225,914
Visa, Inc., Class A	86,949	6,449,007

		13,021,399
Life Sciences Tools & Services — 2.1%
Illumina, Inc. (a)	20,886	2,931,977
Media — 1.1%
Liberty Global PLC LiLAC, Class A (a)	8,379	270,306
Liberty Global PLC, Class A (a)	46,105	1,339,811

		1,610,117
Oil, Gas & Consumable Fuels — 2.2%
Concho Resources, Inc. (a)	15,349	1,830,675
EOG Resources, Inc.	15,395	1,284,251

		3,114,926
Pharmaceuticals — 1.4%
Allergan PLC	8,749	2,021,806
Real Estate Investment Trusts (REITs) — 1.4%
Crown Castle International Corp.	19,949	2,023,427
Road & Rail — 1.5%
Norfolk Southern Corp.	25,494	2,170,304
Semiconductors & Semiconductor Equipment — 0.5%
Applied Materials, Inc.	29,214	700,259
Software — 7.9%
Activision Blizzard, Inc.	88,280	3,498,536
Microsoft Corp.	85,505	4,375,291
salesforce.com, Inc. (a)	42,949	3,410,580

		11,284,407
Specialty Retail — 2.1%
Home Depot, Inc.	23,758	3,033,659
Technology Hardware, Storage & Peripherals — 1.3%
Apple Inc.	19,723	1,885,519
Textiles, Apparel & Luxury Goods — 1.9%
NIKE, Inc., Class B	49,902	2,754,590
Total Common Stocks — 96.3%		137,271,934

Preferred Stocks
Software — 1.3%
Palantir Technologies, Inc., Series I (Acquired 2/11/14, cost $1,152,906), 0.00% (a)(c)	188,076	1,803,649
Total Preferred Stocks — 1.3%		1,803,649
Total Long-Term Investments (Cost — $120,782,644) — 97.6%		139,075,583
Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.40% (d)(e)	5,761,982	5,761,982
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.59% (d)(e)(f)	$3,351	3,351,015
Total Short-Term Securities (Cost — $9,112,997) — 6.4%		9,112,997

See Notes to Financial Statements.

54	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock Capital Appreciation Portfolio

Value
Total Investments (Cost — $129,895,641) — 104.0%	$148,188,580
Liabilities in Excess of Other Assets — (4.0)%	(5,722,194)

Net Assets — 100.0%	$142,466,386

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Restricted security as to resale, excluding 144A securities. As of period end, the Fund held restricted securities with a current value of $1,803,649 and an original cost of $1,152,906 which was 1.3% of its net assets.

(d)	During the period ended June 30, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2015	Net Activity	Shares/Beneficial Interest Held at June 30, 2016	Value at June 30, 2016	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	2,660,556	3,101,426	5,761,982	$5,761,982	$3,162
BlackRock Liquidity Series, LLC, Money Market Series	$5,786,479	$(2,435,464)	$3,351,015	3,351,015	2,969	[1]
Total				$9,112,997	$6,131

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(e)	Current yield as of period end.

(f)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2016	55

Schedule of Investments (continued)	BlackRock Capital Appreciation Portfolio

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$2,856,754	—	—	$2,856,754
Beverages	9,113,917	—	—	9,113,917
Biotechnology	5,075,682	—	—	5,075,682
Chemicals	4,136,509	—	—	4,136,509
Diversified Financial Services	4,081,485	—	—	4,081,485
Diversified Telecommunication Services	2,035,532	—	—	2,035,532
Electrical Equipment	1,670,506	—	—	1,670,506
Food & Staples Retailing	4,852,585	—	—	4,852,585
Food Products	790,614	—	—	790,614
Health Care Equipment & Supplies	5,844,985	—	—	5,844,985
Health Care Providers & Services	6,574,310	—	—	6,574,310
Hotels, Restaurants & Leisure	3,725,655	—	—	3,725,655
Internet & Catalog Retail	17,215,775	—	—	17,215,775
Internet Software & Services	18,744,556	$4,000,679	—	22,745,235
IT Services	13,021,399	—	—	13,021,399
Life Sciences Tools & Services	2,931,977	—	—	2,931,977
Media	1,610,117	—	—	1,610,117
Oil, Gas & Consumable Fuels	3,114,926	—	—	3,114,926
Pharmaceuticals	2,021,806	—	—	2,021,806
Real Estate Investment Trusts (REITs)	2,023,427	—	—	2,023,427
Road & Rail	2,170,304	—	—	2,170,304
Semiconductors & Semiconductor Equipment	700,259	—	—	700,259
Software	11,284,407	—	—	11,284,407
Specialty Retail	3,033,659	—	—	3,033,659
Technology Hardware, Storage & Peripherals	1,885,519	—	—	1,885,519
Textiles, Apparel & Luxury Goods	2,754,590	—	—	2,754,590
Preferred Stock:
Software	—	—	$1,803,649	1,803,649
Short-Term Securities	5,761,982	3,351,015	—	9,112,997

Total	$139,033,237	$7,351,694	$1,803,649	$148,188,580

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, collateral on securities loaned at value of $3,351,015 is categorized as Level 2 within the disclosure hierarchy.

During the six months ended June 30, 2016, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Preferred Stocks
Assets:
Opening Balance, as of December 31, 2015	$2,140,305
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation/depreciation[1,2]	(336,656)
Purchases	—
Sales	—
Closing Balance, as of June 30, 2016	$1,803,649

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2016[2]	$(336,656)

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2016 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

56	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

Schedule of Investments (concluded)	BlackRock Capital Appreciation Portfolio

The following table summarizes the valuation techniques used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end.

	Value	Valuation Techniques	Unobservable Inputs	Range of Unobservable Inputs Utilized
Preferred Stocks	$1,803,649	Market Comparables	Revenue Multiple[1]	12.0x
			Revenue Growth Rate[1]	84.00%

[1]	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2016	57

Consolidated Schedule of Investments June 30, 2016 (Unaudited)	BlackRock Global Allocation Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 0.3%
Commonwealth Bank of Australia	3,150	$176,810
Healthscope Ltd.	95,798	206,151
Westpac Banking Corp.	11,807	261,827

		644,788
Belgium — 0.2%
Anheuser-Busch InBev SA	3,124	413,108
Umicore SA	2,495	128,878

		541,986
Brazil — 0.0%
SLC Agricola SA	5,970	27,450
Canada — 0.8%
Brookfield Asset Management, Inc., Class A	9,284	307,030
Brookfield Business Partners LP (a)	185	3,530
Cameco Corp.	16,760	183,857
Canadian National Railway Co.	2,055	121,368
Cenovus Energy, Inc.	10,951	151,472
Encana Corp.	70,266	547,372
Platinum Group Metals Ltd. (a)(b)	25,154	85,272
Platinum Group Metals Ltd. (a)	10,190	34,231
Toronto-Dominion Bank	8,901	382,234

		1,816,366
China — 0.4%
Alibaba Group Holding Ltd. — ADR (a)(b)	7,384	587,250
Dongfeng Motor Group Co. Ltd., Class H	29,800	31,411
Haitian International Holdings Ltd.	59,898	105,978
Lenovo Group Ltd.	72,000	43,764
Zhongsheng Group Holdings Ltd.	70,925	38,711

		807,114
Denmark — 0.1%
Genmab A/S (a)	161	29,358
Novo Nordisk A/S, Class B	2,948	158,758

		188,116
Egypt — 0.0%
Integrated Diagnostics Holdings PLC (b)(c)	7,521	29,708
Finland — 0.1%
Nokia OYJ	30,874	175,842
France — 2.7%
Accor SA	4,915	188,325
Aeroports de Paris	663	72,646
Airbus Group SE	8,808	504,876
Arkema SA	588	44,954
AXA SA	16,171	319,744
BNP Paribas SA	6,975	305,894
Cie Generale des Etablissements Michelin	254	23,937
Compagnie de Saint-Gobain	4,793	181,682
Danone SA	4,853	339,627
Dassault Aviation SA	210	208,090
Engie SA	9,524	152,924
Legrand SA	3,743	191,610
LVMH Moet Hennessy Louis Vuitton SE	1,396	210,427
Orange SA	9,866	160,427
Publicis Groupe SA	5,845	391,046
Renault SA	1,409	106,376
Safran SA	9,661	650,592
Sanofi	6,941	576,680
Sodexo SA	1,793	192,084
TOTAL SA	5,196	249,181
TOTAL SA — ADR (b)	534	25,685

Common Stocks	Shares	Value
France (continued)
UbiSoft Entertainment (a)	2,942	$107,180
Unibail-Rodamco SE	1,143	295,689
Veolia Environnement SA	3,776	81,542
Vinci SA	2,788	196,741

		5,777,959
Germany — 1.0%
adidas AG	980	140,679
Allianz SE, Registered Shares	1,341	191,304
BASF SE	2,983	228,734
Bayer AG, Registered Shares	1,664	167,124
Bayerische Motoren Werke AG	1,551	112,875
Beiersdorf AG	1,207	114,273
Deutsche Post AG, Registered Shares	3,489	98,294
Deutsche Telekom AG, Registered Shares	15,913	271,354
Evonik Industries AG	4,229	126,061
HUGO BOSS AG	2,064	117,343
Siemens AG, Registered Shares	1,938	198,881
Volkswagen AG	107	14,184
Vonovia SE	10,838	395,740

		2,176,846
Hong Kong — 0.5%
AIA Group Ltd.	41,600	250,171
Beijing Enterprises Holdings Ltd.	41,819	237,079
Brilliance China Automotive Holdings Ltd.	70,000	72,273
Chaoda Modern Agriculture Holdings Ltd. (a)(b)	715,816	15,902
Haier Electronics Group Co. Ltd.	60,000	91,675
Sun Hung Kai Properties Ltd.	31,666	382,173
Techtronic Industries Co. Ltd.	16,000	66,816

		1,116,089
India — 0.3%
Coal India Ltd.	42,852	199,149
Maruti Suzuki India Ltd.	1,971	122,530
Reliance Industries Ltd.	28,965	417,233

		738,912
Indonesia — 0.1%
Siloam International Hospitals Tbk PT	173,710	152,724
Ireland — 0.4%
CRH PLC (b)	5,676	166,442
Shire PLC	6,261	386,948
XL Group PLC	7,832	260,884

		814,274
Israel — 0.3%
Teva Pharmaceutical Industries Ltd. — ADR	13,135	659,771
Italy — 0.8%
Ei Towers SpA	6,627	336,279
Enel SpA	39,060	173,406
Intesa Sanpaolo SpA	118,158	225,058
Luxottica Group SpA	1,195	58,242
Prysmian SpA	5,372	117,911
RAI Way SpA (c)	32,930	148,004
Recordati SpA	1,705	51,286
Snam SpA	19,153	114,505
Telecom Italia SpA (a)	378,391	310,777
Telecom Italia SpA, Non-Convertible Savings Shares	24,611	15,834
UniCredit SpA	63,539	139,739

		1,691,041

See Notes to Financial Statements.

58	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

Common Stocks	Shares	Value
Japan — 8.3%
Aisin Seiki Co. Ltd.	5,320	$216,701
Ajinomoto Co., Inc.	11,400	268,595
Alfresa Holdings Corp.	1,900	39,695
Alpine Electronics, Inc.	1,400	13,720
Asahi Group Holdings Ltd.	5,700	184,308
Asahi Kasei Corp.	29,900	208,075
Astellas Pharma, Inc.	12,250	192,109
Autobacs Seven Co. Ltd.	1,200	17,008
Bridgestone Corp.	9,500	305,301
Canon Marketing Japan, Inc.	1,700	31,042
Chiyoda Corp.	5,000	33,066
Chubu Electric Power Co., Inc.	9,900	140,887
COMSYS Holdings Corp.	2,000	32,425
Daikin Industries Ltd.	2,900	243,730
Daiwa Securities Group, Inc.	17,000	89,562
Denso Corp.	10,230	359,946
East Japan Railway Co.	6,927	641,948
Eisai Co. Ltd.	1,400	78,171
Electric Power Development Co. Ltd.	2,100	48,926
Exedy Corp.	800	17,128
FamilyMart Co. Ltd.	2,500	152,353
FANUC Corp.	600	97,604
Fuji Heavy Industries Ltd.	19,260	662,031
FUJIFILM Holdings Corp.	1,200	46,561
Fukuoka Financial Group, Inc.	25,000	82,431
Futaba Industrial Co. Ltd.	7,370	34,668
GS Yuasa Corp.	23,000	88,211
Hino Motors Ltd.	3,400	33,864
Hirose Electric Co. Ltd.	300	36,890
Hitachi Chemical Co. Ltd.	9,100	169,955
Honda Motor Co. Ltd.	8,640	216,737
Hoya Corp.	5,801	207,188
Inpex Corp.	35,399	276,841
Isuzu Motors Ltd.	18,500	227,864
Japan Airlines Co. Ltd.	16,000	514,762
Japan Post Bank Co. Ltd.	13,400	157,566
Japan Tobacco, Inc.	2,400	96,725
JGC Corp.	8,580	122,828
JSR Corp.	9,300	123,161
Kamigumi Co. Ltd.	4,000	36,971
Kansai Electric Power Co., Inc. (a)	2,300	22,400
KDDI Corp.	15,300	465,269
Keyence Corp.	200	136,466
Kinden Corp.	2,400	25,980
Koito Manufacturing Co. Ltd.	2,300	105,902
Komatsu Ltd.	11,300	196,300
Kubota Corp.	15,280	206,667
Kuraray Co. Ltd.	6,720	80,180
Kurita Water Industries Ltd.	1,400	31,208
Kyocera Corp.	4,600	218,881
Kyushu Electric Power Co., Inc.	9,200	92,271
Mabuchi Motor Co. Ltd.	1,000	42,355
Maeda Road Construction Co. Ltd.	1,000	17,081
Makita Corp.	1,300	86,316
Medipal Holdings Corp.	2,200	36,170
Mitsubishi Corp.	8,790	154,768
Mitsubishi Electric Corp.	39,000	465,596
Mitsubishi Estate Co. Ltd.	26,000	476,913
Mitsubishi UFJ Financial Group, Inc.	54,000	242,074
Mitsui & Co. Ltd.	16,020	191,234
Mitsui Fudosan Co. Ltd.	6,000	137,705
MS&AD Insurance Group Holdings, Inc.	6,515	168,804
Murata Manufacturing Co. Ltd.	1,540	172,657
Nabtesco Corp.	3,500	83,511
NEC Corp.	59,000	137,462
Nexon Co. Ltd.	300	4,440

Common Stocks	Shares	Value
Japan (continued)
Nintendo Co. Ltd.	1,800	$258,658
Nippo Corp.	2,000	34,021
Nippon Steel & Sumitomo Metal Corp.	3,500	67,759
Nippon Telegraph & Telephone Corp.	6,720	315,134
Nippon Television Holdings, Inc.	2,400	39,625
Nitori Holdings Co. Ltd.	800	97,027
Nitto Denko Corp.	5,400	342,545
Nomura Holdings, Inc.	28,100	99,939
NTT DOCOMO, Inc.	4,400	118,662
Okumura Corp.	23,270	128,660
Omron Corp.	4,700	153,412
Otsuka Holdings Co. Ltd.	5,900	271,889
Rinnai Corp.	1,550	136,963
Rohm Co. Ltd.	5,960	235,242
Sanrio Co. Ltd.	4,400	78,344
Sawai Pharmaceutical Co. Ltd.	700	54,263
Secom Co. Ltd.	700	51,753
Sega Sammy Holdings, Inc.	11,200	120,625
Seino Holdings Co. Ltd.	2,600	23,835
Sekisui Chemical Co. Ltd.	8,000	98,566
Seven & i Holdings Co. Ltd.	4,800	201,255
Shimamura Co. Ltd.	500	74,393
Shin-Etsu Chemical Co. Ltd.	11,220	657,363
Ship Healthcare Holdings, Inc.	900	28,011
SHO-BOND Holdings Co Ltd.	400	18,182
SKY Perfect JSAT Holdings, Inc.	3,900	18,040
SMC Corp.	500	123,013
Sompo Japan Nipponkoa Holdings, Inc.	4,300	114,432
Sony Financial Holdings, Inc.	13,300	150,381
Stanley Electric Co. Ltd.	2,200	46,984
Sumco Corp. (b)	15,300	98,016
Sumitomo Corp.	11,900	119,951
Sumitomo Electric Industries Ltd.	10,600	140,296
Sumitomo Mitsui Financial Group, Inc.	5,300	153,038
Suntory Beverage & Food Ltd.	2,200	99,552
Suzuken Co. Ltd.	1,000	31,476
Suzuki Motor Corp.	14,561	394,282
Toda Corp.	24,000	103,829
Toho Co. Ltd.	1,500	41,537
Tokio Marine Holdings, Inc.	7,302	243,091
Tokyo Gas Co. Ltd.	87,581	361,601
Toyota Industries Corp.	12,114	481,651
Toyota Motor Corp.	3,200	157,755
Toyota Tsusho Corp.	3,000	64,588
Trend Micro, Inc.	1,800	64,375
TV Asahi Holdings Corp.	1,400	22,796
Ube Industries Ltd.	70,600	116,846
West Japan Railway Co.	2,300	145,759
Yamada Denki Co. Ltd.	28,300	149,391
Yamaha Corp.	2,500	67,384
Yamato Kogyo Co. Ltd.	1,000	22,699
Zenkoku Hosho Co. Ltd.	1,000	36,525

		17,821,578
Luxembourg — 0.0%
RTL Group SA	234	19,111
Mexico — 0.2%
America Movil SAB de CV, Series L	104,601	64,308
America Movil SAB de CV, Series L — ADR	7,119	87,279
Fibra Uno Administracion SA de CV	122,921	261,877
Telesites SAB de CV (a)(b)	171,563	106,039

		519,503

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2016	59

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

Common Stocks	Shares	Value
Netherlands — 1.6%
Akzo Nobel NV	12,087	$750,857
Constellium NV, Class A (a)	10,972	51,459
ING Groep NV CVA	31,454	325,422
Koninklijke KPN NV	99,183	353,533
Koninklijke Philips NV	11,109	275,907
Randstad Holding NV	3,700	147,967
Royal Dutch Shell PLC, Class A — ADR	10,902	602,008
SBM Offshore NV	30,908	358,197
Unilever NV CVA	12,406	577,001

		3,442,351
Norway — 0.1%
Statoil ASA	6,797	117,442
Portugal — 0.1%
NOS SGPS SA	21,190	128,236
Singapore — 0.7%
CapitaLand Ltd.	179,700	412,587
Global Logistic Properties Ltd.	365,100	492,903
Keppel Corp. Ltd.	49,500	204,203
Singapore Telecommunications Ltd.	95,200	294,036
United Overseas Bank Ltd.	6,400	88,179

		1,491,908
South Korea — 0.4%
Hyundai Motor Co.	2,373	280,706
Hyundai Wia Corp.	585	45,606
Samsung Electronics Co. Ltd.	315	392,286
SK Hynix, Inc.	6,092	173,360

		891,958
Spain — 0.3%
Cellnex Telecom SAU (c)	23,342	366,297
Gas Natural SDG SA	4,183	83,148
Iberdrola SA	19,003	129,631

		579,076
Sweden — 0.3%
SKF AB, Class B	25,069	401,680
Svenska Handelsbanken AB, A Shares	25,626	311,113

		712,793
Switzerland — 1.2%
Cie Financiere Richemont SA, Registered Shares	3,219	188,423
Nestle SA, Registered Shares	16,676	1,292,029
Novartis AG, Registered Shares	5,031	415,251
Roche Holding AG	1,418	374,182
UBS Group AG, Registered Shares	22,213	288,227
Zurich Insurance Group AG	369	91,284

		2,649,396
Taiwan — 0.2%
Cheng Shin Rubber Industry Co. Ltd.	38,341	80,839
Taiwan Semiconductor Manufacturing Co. Ltd.	53,000	267,104
Yulon Motor Co. Ltd.	45,059	38,461

		386,404
United Arab Emirates — 0.2%
Mediclinic International PLC	4,249	62,205
NMC Health PLC (b)	17,090	294,628

		356,833
United Kingdom — 3.5%
Aggreko PLC	5,855	100,139
ARM Holdings PLC	9,146	138,926

Common Stocks	Shares	Value
United Kingdom (continued)
AstraZeneca PLC	9,243	$552,582
Aviva PLC	6,866	36,193
BAE Systems PLC	24,702	172,929
Berkeley Group Holdings PLC	4,303	145,303
BP PLC — ADR (b)	15,659	556,051
BT Group PLC	32,062	176,233
Burberry Group PLC	8,313	129,313
Coats Group PLC (a)	43,350	15,510
Coca-Cola European Partners PLC	446	15,918
Delphi Automotive PLC	4,865	304,549
Delta Topco Ltd. (Acquired 5/02/12, cost $227,998) (a)(d)	369,427	125,605
Diageo PLC — ADR (b)	2,375	268,090
GlaxoSmithKline PLC	21,062	452,309
HSBC Holdings PLC	143,129	886,768
Legal & General Group PLC	20,753	53,130
Liberty Global PLC LiLAC, Class A (a)	519	16,743
Liberty Global PLC, Class A (a)	5,009	145,562
National Grid PLC	17,456	256,698
Pearson PLC	16,770	218,147
Prudential PLC	9,533	161,765
Rio Tinto PLC	5,244	162,914
Royal Bank of Scotland Group PLC (a)	30,651	69,460
SABMiller PLC	21,107	1,230,948
Smiths Group PLC	12,715	196,489
Spire Healthcare Group PLC (c)	57,929	258,334
Vodafone Group PLC	112,748	343,755
Vodafone Group PLC — ADR (b)	12,330	380,874

		7,571,237
United States — 29.1%
3M Co.	286	50,084
Abbott Laboratories	6,286	247,103
AbbVie, Inc.	3,210	198,731
Accenture PLC, Class A	560	63,442
Activision Blizzard, Inc.	6,535	258,982
Adobe Systems, Inc. (a)	1,748	167,441
Aetna, Inc.	5,919	722,887
Agilent Technologies, Inc.	1,877	83,264
Air Products & Chemicals, Inc.	1,207	171,442
Alexion Pharmaceuticals, Inc. (a)(e)	2,074	242,160
Alliance Data Systems Corp. (a)	122	23,902
Allstate Corp.	7,079	495,176
Alphabet, Inc., Class A (a)	467	328,548
Alphabet, Inc., Class C (a)	3,149	2,179,423
Altria Group, Inc. (e)	6,988	481,892
Amazon.com, Inc. (a)	320	228,998
Amdocs Ltd.	893	51,544
American Electric Power Co., Inc.	3,972	278,397
American International Group, Inc.	6,029	318,874
American Tower Corp.	601	68,280
American Water Works Co., Inc.	4,750	401,423
Ameriprise Financial, Inc.	187	16,802
AmerisourceBergen Corp.	99	7,853
Amgen, Inc.	4,218	641,769
Anadarko Petroleum Corp.	21,106	1,123,895
Anthem, Inc.	2,647	347,657
Apple Inc.	31,596	3,020,578
Archer-Daniels-Midland Co.	335	14,368
Axalta Coating Systems Ltd. (a)	20,836	552,779
Axis Capital Holdings Ltd.	866	47,630
Bank of America Corp.	73,495	975,279
Baxter International, Inc.	9,311	421,043
Bed Bath & Beyond, Inc.	2,681	115,873

See Notes to Financial Statements.

60	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

Common Stocks	Shares	Value
United States (continued)
Berkshire Hathaway, Inc., Class A (a)	3	$650,925
Berkshire Hathaway, Inc., Class B (a)	5,137	743,786
Biogen, Inc. (a)	1,373	332,019
Boeing Co.	246	31,948
Bristol-Myers Squibb Co.	5,340	392,757
Calpine Corp. (a)	7,454	109,947
Capital One Financial Corp.	617	39,186
Cardinal Health, Inc.	645	50,316
Catalent, Inc. (a)	9,800	225,302
Caterpillar, Inc.	1,432	108,560
Celgene Corp. (a)	1,653	163,035
Charles Schwab Corp.	7,514	190,179
Charter Communications, Inc., Class A (a)	1,474	337,015
Chevron Corp.	178	18,660
Chipotle Mexican Grill, Inc. (a)	533	214,671
Chubb Ltd.	4,175	545,714
Cintas Corp.	588	57,700
Cisco Systems, Inc.	17,802	510,739
Citigroup, Inc.	15,520	657,893
CME Group, Inc.	2,755	268,337
Coca-Cola Co.	6,304	285,760
Colfax Corp. (a)	3,499	92,584
Colgate-Palmolive Co.	1,033	75,616
Comcast Corp., Class A	14,708	958,814
Computer Sciences Corp.	811	40,266
Constellation Brands, Inc., Class A	439	72,611
Crown Castle International Corp.	686	69,581
Crown Holdings, Inc. (a)	211	10,691
CSX Corp.	4,166	108,649
CVS Health Corp.	5,817	556,920
DaVita HealthCare Partners, Inc. (a)	2,758	213,249
Delta Air Lines, Inc.	3,660	133,334
Discover Financial Services	3,955	211,948
DISH Network Corp., Class A (a)	4,007	209,967
Dominion Resources, Inc.	3,305	257,559
Dover Corp.	206	14,280
Dr Pepper Snapple Group, Inc.	339	32,758
DTE Energy Co.	1,340	132,821
E I du Pont de Nemours & Co.	6,024	390,355
Eaton Corp. PLC	5,312	317,286
eBay, Inc. (a)	5,291	123,862
Edgewell Personal Care Co. (a)	6,703	565,800
Edison International	617	47,922
Electronic Arts, Inc. (a)	465	35,228
Eli Lilly & Co.	6,510	512,663
Envision Healthcare Holdings, Inc. (a)	561	14,233
EQT Corp.	5,647	437,247
Equity Residential	1,708	117,647
Expedia, Inc.	1,188	126,284
Exxon Mobil Corp.	3,824	358,462
Facebook, Inc., Class A (a)	9,700	1,108,516
FedEx Corp.	2,977	451,849
Fifth Third Bancorp	1,262	22,199
FirstEnergy Corp.	2,005	69,995
Fitbit, Inc., Class A (a)(b)	10,359	126,587
Ford Motor Co. (b)	26,413	332,011
Fortune Brands Home & Security, Inc.	2,237	129,679
General Dynamics Corp.	407	56,671
General Electric Co. (e)	44,432	1,398,719
General Growth Properties, Inc.	2,281	68,019
Gilead Sciences, Inc.	4,350	362,877
Global Payments, Inc.	468	33,406
GoDaddy, Inc., Class A (a)(b)	2,602	81,156
Goldman Sachs Group, Inc.	2,386	354,512

Common Stocks	Shares	Value
United States (continued)
Goodyear Tire & Rubber Co.	924	$23,710
Hartford Financial Services Group, Inc.	3,345	148,451
HCA Holdings, Inc. (a)	274	21,101
HD Supply Holdings, Inc. (a)	3,628	126,327
Helmerich & Payne, Inc.	538	36,116
Hershey Co. (e)	730	82,848
Hewlett-Packard Co. (a)(f)	7,435	93,309
Hexcel Corp.	1,315	54,757
Home Depot, Inc.	438	55,928
HTG Molecular Diagnostics, Inc. (a)	1,086	2,824
Illinois Tool Works, Inc.	209	21,769
Ingersoll-Rand PLC	3,972	252,937
Intel Corp.	9,543	313,010
International Business Machines Corp.	1,258	190,939
International Paper Co.	882	37,379
Intuit, Inc.	1,619	180,697
Invitae Corp. (a)	8,900	65,771
Johnson & Johnson (e)	8,588	1,041,724
JPMorgan Chase & Co.	19,382	1,204,397
Kansas City Southern	2,645	238,288
Kimberly-Clark Corp.	429	58,979
KLA-Tencor Corp.	491	35,966
Kohl’s Corp.	1,165	44,177
Kroger Co.	4,224	155,401
Las Vegas Sands Corp. (b)	2,137	92,938
Lear Corp.	592	60,242
Liberty Broadband Corp., Class A (a)	1,627	96,644
Liberty Broadband Corp., Class C (a)	2,882	172,920
Liberty Media Group, Class C (a)	2,781	52,756
Liberty SiriusXM Group, Class A (a)	5,763	180,728
Liberty SiriusXM Group, Class C (a)	10,805	333,550
Lincoln National Corp.	396	15,353
Lookout, Inc. (Acquired 3/04/15, cost $16,643) (a)(d)	1,457	13,359
Lowe’s Cos., Inc.	2,128	168,474
Macy’s, Inc.	1,355	45,542
Marathon Oil Corp. (b)	40,937	614,464
Marathon Petroleum Corp.	38,050	1,444,378
Marsh & McLennan Cos., Inc.	5,638	385,977
Masco Corp.	4,022	124,441
MasterCard, Inc., Class A	5,523	486,355
McDonald’s Corp.	422	50,783
McKesson Corp.	4,095	764,332
Medtronic PLC	1,463	126,944
Merck & Co., Inc.	7,251	417,730
MetLife, Inc.	6,340	252,522
Michael Kors Holdings Ltd. (a)(b)	5,870	290,448
Micron Technology, Inc. (a)	20,900	287,584
Microsoft Corp.	15,596	798,047
Mondelez International, Inc., Class A (e)	11,079	504,205
Monsanto Co.	1,876	193,997
Morgan Stanley	557	14,471
Mylan NV (a)	10,425	450,777
NextEra Energy Partners LP	5,666	172,133
NextEra Energy, Inc.	4,437	578,585
Northrop Grumman Corp.	966	214,722
Norwegian Cruise Line Holdings Ltd. (a)	2,559	101,951
Nuance Communications, Inc. (a)	5,338	83,433
Oracle Corp.	17,173	702,891
PACCAR, Inc.	3,250	168,577
PayPal Holdings, Inc. (a)	4,741	173,094
PepsiCo, Inc.	7,071	749,102
Perrigo Co. PLC	1,646	149,243
Pfizer, Inc.	26,988	950,247

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2016	61

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

Common Stocks	Shares	Value
United States (continued)
Phillips 66	485	$38,480
Pioneer Natural Resources Co.	1,305	197,329
PPG Industries, Inc.	961	100,088
Procter & Gamble Co.	11,965	1,013,077
Progressive Corp.	1,336	44,756
Prudential Financial, Inc.	1,978	141,111
Public Service Enterprise Group, Inc.	1,812	84,457
Pure Storage, Inc., Class A (a)	16,452	179,327
QUALCOMM, Inc. (e)	11,720	627,840
Ralph Lauren Corp. (b)	1,236	110,770
Raytheon Co.	306	41,601
Realogy Holdings Corp. (a)	1,665	48,318
Reinsurance Group of America, Inc.	496	48,107
Rockwell Automation, Inc.	417	47,880
Schlumberger Ltd.	4,319	341,547
Scripps Networks Interactive, Inc., Class A (b)	218	13,575
Sealed Air Corp.	469	21,560
Sempra Energy (b)	2,532	288,699
Simon Property Group, Inc.	2,720	589,968
Southwest Airlines Co.	2,879	112,886
Square, Inc., Class A (a)	6,299	57,006
St. Joe Co. (a)	31,003	549,373
Stryker Corp.	315	37,746
SunTrust Banks, Inc.	4,191	172,166
Tahoe Resources, Inc.	19,957	298,903
Target Corp.	5,496	383,731
Tenet Healthcare Corp. (a)(b)	9,218	254,786
TESARO, Inc. (a)(b)	756	63,542
Textron, Inc.	11,072	404,792
Thermo Fisher Scientific, Inc.	2,157	318,718
Tiffany & Co. (b)	2,341	141,958
Time Warner, Inc.	3,687	271,142
Travelers Cos., Inc.	1,470	174,989
Tyco International PLC	2,896	123,370
U.S. Bancorp	11,018	444,356
Union Pacific Corp.	2,599	226,763
United Continental Holdings, Inc. (a)	9,068	372,151
United Parcel Service, Inc., Class B	1,781	191,849
United Rentals, Inc. (a)	4,476	300,340
United Technologies Corp.	2,349	240,890
UnitedHealth Group, Inc.	279	39,395
Univar, Inc. (a)	2,832	53,553
Unum Group	5,963	189,564
Urban Outfitters, Inc. (a)(b)	4,633	127,407
Valero Energy Corp.	1,003	51,153
Veeva Systems, Inc., Class A (a)	6,260	213,591
VeriSign, Inc. (a)(b)	608	52,568
Verizon Communications, Inc.	12,842	717,097
Visa, Inc., Class A	8,097	600,554
WABCO Holdings, Inc. (a)	534	48,898
Walgreens Boots Alliance, Inc.	4,052	337,410
Wells Fargo & Co.	23,937	1,132,938
Western Digital Corp.	3,749	177,178
WestRock Co.	8,377	325,614
Whirlpool Corp.	918	152,976
WhiteWave Foods Co. (a)(e)	1,478	69,377
Whiting Petroleum Corp. (a)(b)	6,843	63,366
Whole Foods Market, Inc. (b)(e)	3,533	113,127
Williams Cos., Inc.	14,059	304,096
Williams-Sonoma, Inc. (b)	1,573	82,000
Wyndham Worldwide Corp. (b)	543	38,678
Yahoo!, Inc. (a)	3,332	125,150

Common Stocks		Shares	Value
United States (continued)
Zimmer Biomet Holdings, Inc.		3,361	$404,597

			62,627,779
Total Common Stocks — 54.2%			116,674,591

Corporate Bonds		Par (000)
Argentina — 0.0%
IRSA Propiedades Comerciales SA, 8.75%, 3/23/23 (c)	USD	99	105,311
Australia — 0.2%
TFS Corp. Ltd., 11.00%, 7/15/18 (c)		383	383,000
Belgium — 0.1%
Anheuser-Busch InBev Finance, Inc., 2.65%, 2/01/21		239	247,847
Canada — 0.1%
First Quantum Minerals Ltd.:
6.75%, 2/15/20		90	75,150
7.00%, 2/15/21		238	191,293

			266,443
Chile — 0.0%
Inversiones Alsacia SA, 8.00%, 12/31/18 (a)(c)(g)		167	11,258
China — 0.2%
Alibaba Group Holding Ltd., 3.13%, 11/28/21		200	204,531
Celestial Nutrifoods Ltd., 0.00%, 6/12/11 (a)(g)(h)	SGD	400	2,969
China Milk Products Group Ltd., 0.00%, 1/05/12 (a)(g)(h)	USD	300	3,000
SINA Corp., 1.00%, 12/01/18 (h)		126	123,716

			334,216
France — 0.1%
BNP Paribas SA, 2.40%, 12/12/18		317	323,191
Germany — 0.1%
Deutsche Bank AG, 1.88%, 2/13/18		119	118,255
India — 0.1%
REI Agro Ltd.:
5.50%, 11/13/14 (a)(c)(g)(h)		220	1,100
5.50%, 11/13/14 (a)(g)(h)		152	760
Suzlon Energy Ltd., 5.75%, 7/16/19 (c)(h)(i)		287	298,839

			300,699
Italy — 0.3%
Intesa Sanpaolo SpA, 3.88%, 1/15/19		300	308,341
Telecom Italia Finance SA, 6.13%, 11/15/16 (c)(h)	EUR	200	214,738
Telecom Italia SpA, 5.30%, 5/30/24 (c)	USD	200	199,500

			722,579
Japan — 0.1%
Sumitomo Mitsui Banking Corp., 2.45%, 1/10/19		250	255,332
Luxembourg — 0.1%
Intelsat Jackson Holdings SA:
7.50%, 4/01/21		172	118,680
8.00%, 2/15/24 (c)		55	54,175

			172,855
Netherlands — 0.2%
Bio City Development Co. BV, 8.00%, 7/06/18 (a)(c)(g)(h)		800	330,080

See Notes to Financial Statements.

62	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

Corporate Bonds		Par (000)	Value
Singapore — 0.3%
CapitaLand Ltd., 1.95%, 10/17/23 (c)(h)	SGD	250	$184,888
Global Logistic Properties Ltd., 3.88%, 6/04/25	USD	382	390,574

			575,462
Spain — 0.1%
Telefonica Participaciones SAU, 4.90%, 9/25/17 (h)	EUR	200	181,001
Telefonica SA, 6.00%, 7/24/17 (h)		100	94,995

			275,996
Switzerland — 0.1%
UBS Group Funding Jersey Ltd., 4.13%, 9/24/25 (c)	USD	200	207,310
United Arab Emirates — 0.2%
Dana Gas Sukuk Ltd., 7.00%, 10/31/17 (c)(h)		418	366,109
United Kingdom — 0.2%
Delta Topco Ltd. (Acquired 5/02/12-1/04/16, cost $380,247), 10.00%, 11/24/60 (d)		375	374,865
United States — 3.3%
AbbVie, Inc.:
2.50%, 5/14/20		224	229,000
2.30%, 5/14/21		185	187,248
Actavis Funding SCS, 3.00%, 3/12/20		184	189,765
AliphCom (Acquired 11/11/15, cost $48,000), 12.00%, 4/28/20 (d)(h)(j)		48	18,720
AliphCom (Acquired 4/27/15-7/21/15, cost $945,000), 12.00%, 4/28/20 (d)(h)(j)		945	368,550
Ally Financial, Inc.:
2.75%, 1/30/17		168	168,785
3.50%, 1/27/19		123	122,231
American Tower Corp., 3.40%, 2/15/19		53	55,190
AT&T Inc.:
2.38%, 11/27/18		260	265,340
3.00%, 6/30/22		432	442,400
Bank of America Corp.:
2.00%, 1/11/18		110	110,703
6.88%, 4/25/18		107	116,817
Series L, 2.60%, 1/15/19		108	110,513
Berkshire Hathaway, Inc., 2.75%, 3/15/23		153	158,085
BioMarin Pharmaceutical, Inc.:
0.75%, 10/15/18 (h)		51	56,642
1.50%, 10/15/20 (h)		51	58,969
Cablevision Systems Corp., 5.88%, 9/15/22		66	59,136
Cisco Systems, Inc., 2.20%, 2/28/21		151	155,623
Citigroup, Inc., 1.80%, 2/05/18		299	300,226
Cobalt International Energy, Inc.:
2.63%, 12/01/19 (h)		267	100,125
3.13%, 5/15/24 (h)		309	101,970
eBay, Inc., 3.80%, 3/09/22		107	113,696
Edgewell Personal Care Co.:
4.70%, 5/19/21		107	110,827
4.70%, 5/24/22		98	100,695
Ford Motor Credit Co. LLC:
5.00%, 5/15/18		200	211,907
2.55%, 10/05/18		200	203,697
Forest Laboratories LLC:
4.38%, 2/01/19 (c)		139	146,609
5.00%, 12/15/21 (c)		98	109,675
Freeport-McMoRan, Inc., 3.88%, 3/15/23		93	81,375
General Electric Co., 5.55%, 5/04/20		25	28,791
General Motors Financial Co., Inc.:
2.40%, 4/10/18		72	72,566
3.50%, 7/10/19		165	170,733

Corporate Bonds		Par (000)	Value
United States (continued)
Hughes Satellite Systems Corp., 7.63%, 6/15/21	USD	30	$32,284
Hyundai Capital America, 2.00%, 3/19/18 (c)		85	85,533
Intel Corp., 3.25%, 8/01/39 (h)		68	110,543
JPMorgan Chase & Co., 4.35%, 8/15/21		91	100,112
Medtronic, Inc., 3.15%, 3/15/22		233	248,650
Molson Coors Brewing Co., 2.10%, 7/15/21		65	65,198
Mylan, Inc., 2.55%, 3/28/19		151	152,856
Oracle Corp., 1.90%, 9/15/21		595	597,185
QUALCOMM, Inc., 3.00%, 5/20/22		265	279,656
Sabine Pass Liquefaction LLC, 5.63%, 4/15/23		112	112,420
Take-Two Interactive Software, Inc., 1.75%, 12/01/16 (h)		96	190,380
T-Mobile USA, Inc., 6.00%, 4/15/24		124	128,340
Volkswagen Group of America Finance LLC, 2.45%, 11/20/19		200	203,416

			7,033,182
Total Corporate Bonds — 5.8%			12,403,990

Floating Rate Loan Interests (j)
Canada — 0.1%
Novelis, Inc., Initial Term Loan, 4.00%, 6/02/22		109	107,721
Cyprus — 0.0%
Drillships Ocean Ventures, Inc., Term Loan, 5.50%, 7/25/21		97	57,744
Netherlands — 0.1%
Promontoria Blue Holding 2 BV, Mezzanine Loan, 7.00%, 4/17/20	EUR	281	311,304
Norway — 0.0%
Drillships Financing Holding, Inc. (Ocean Rig), Tranche B-1 Term Loan, 6.00%, 3/31/21	USD	146	56,846
United States — 0.7%
Calpine Corp., Term Loan, 3.50%, 5/27/22		193	190,797
Fieldwood Energy LLC:
Closing Date Loan (Second Lien), 8.38%, 9/30/20		127	34,788
FLLO Facility (First Lien), 8.38%, 9/30/20		75	39,649
Reserve Based Term Loan, 8.00%, 8/31/20		56	45,841
Hilton Worldwide Finance LLC, Initial Term Loan, 3.50%, 10/26/20		403	403,022
Seadrill Operating LP (Seadrill Partners Finco LLC), Initial Term Loan, 4.00%, 2/21/21		195	86,402
Sheridan Investment Partners II LP, Senior Secured Term Loan, 4.25%, 12/16/20		291	177,315
Sheridan Production Partners II-A LP, Senior Secured Term Loan, 4.25%, 12/16/20		40	24,663
Sheridan Production Partners II-M LP, Senior Secured Term Loan, 4.25%, 12/16/20		15	9,199
Univar USA, Inc., Initial Dollar Term Loan, 4.25%, 7/01/22		184	180,695
Univision Communications, Inc., Replacement First-Lien Term Loan (C-4), 4.00%, 3/01/20		303	300,736

			1,493,107
Total Floating Rate Loan Interests — 0.9%			2,026,722

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2016	63

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

Foreign Agency Obligations		Par (000)	Value
Argentina — 0.3%
YPF SA:
8.88%, 12/19/18 (c)	USD	142	$153,005
8.50%, 7/28/25 (c)		357	377,171

			530,176
Canada — 0.2%
Canada Housing Trust No. 1, 1.25%, 6/15/21	CAD	625	489,686
Mexico — 0.3%
Petroleos Mexicanos:
5.75%, 3/01/18	USD	165	172,534
3.50%, 7/23/20		228	227,797
6.38%, 2/04/21 (c)		249	270,738

			671,069
South Korea — 0.1%
Export-Import Bank of Korea, 2.63%, 12/30/20		252	259,658
Total Foreign Agency Obligations — 0.9%			1,950,589

Foreign Government Obligations
Argentina — 0.6%
Provincia de Buenos Aires, 9.13%, 3/16/24 (c)		150	165,000
Republic of Argentina:
6.88%, 4/22/21 (c)		421	448,997
7.50%, 4/22/26 (c)		150	162,150
7.13%, 7/06/36 (c)		251	251,000
7.63%, 4/22/46 (c)		150	162,000

			1,189,147
Australia — 1.4%
Commonwealth of Australia:
5.75%, 5/15/21	AUD	1,150	1,021,418
5.75%, 7/15/22		2,070	1,896,071

			2,917,489
Brazil — 0.4%
Brazil Notas do Tesouro Nacional:
Series B, 6.00%, 8/15/22 (k)	BRL	0	103,951
Series F, 10.00%, 1/01/21		2	562,577
Federative Republic of Brazil, 4.88%, 1/22/21	USD	137	144,329

			810,857
Canada — 0.6%
Canadian Government Bonds:
0.25%, 5/01/18	CAD	973	749,570
0.75%, 3/01/21		611	476,759

			1,226,329
France — 0.6%
France Government Bond OAT, 0.50%, 5/25/26	EUR	1,123	1,282,239
Germany — 0.7%
Bundesobligation, 0.00%, 4/09/21		1,282	1,461,524
Hungary — 0.9%
Republic of Hungary:
6.25%, 1/29/20	USD	124	137,510
6.38%, 3/29/21		846	963,063
5.50%, 6/24/25	HUF	204,870	855,455

			1,956,028

Foreign Government Obligations		Par (000)	Value
Indonesia — 0.1%
Republic of Indonesia:
6.88%, 1/17/18 (c)	USD	100	$107,425
2.63%, 6/14/23 (c)	EUR	175	195,935

			303,360
Italy — 0.6%
Buoni Poliennali Del Tesoro, 1.50%, 6/01/25		1,119	1,276,860
Japan — 0.8%
Government of Japan (2 Year):
0.10%, 3/15/17	JPY	51,850	503,502
0.10%, 3/15/18		124,300	1,213,028

			1,716,530
Mexico — 0.9%
United Mexican States, Series M, 6.50%, 6/10/21	MXN	351	2,006,130
New Zealand — 0.4%
New Zealand Government Bonds, 6.00%, 5/15/21	NZD	1,107	934,203
Poland — 0.5%
Republic of Poland:
5.25%, 10/25/20	PLN	1,221	350,352
5.75%, 10/25/21		1,036	308,507
3.25%, 7/25/25		1,426	373,723
2.50%, 7/25/26		622	152,143

			1,184,725
Spain — 0.3%
Kingdom of Spain, 1.95%, 4/30/26	EUR	598	706,780
United Kingdom — 0.9%
United Kingdom Gilt:
1.50%, 1/22/21	GBP	1,022	1,428,173
2.00%, 9/07/25		57	82,705
3.50%, 1/22/45		176	326,253

			1,837,131
Total Foreign Government Obligations — 9.7%			20,809,332

Investment Companies		Shares
ETFS Physical Palladium Shares (a)(l)		1,649	94,999
ETFS Physical Platinum Shares (a)(l)		1,392	137,697
ETFS Physical Swiss Gold Shares (a)(l)		5,694	734,241
iShares Gold Trust (a)(l)(m)		55,980	714,305
iShares iBoxx $ High Yield Corporate Bond ETF (m)		2,583	218,754
SPDR Gold Shares (a)(e)(l)		42,678	5,399,620
Total Investment Companies — 3.4%			7,299,616

Non-Agency Mortgage-Backed Securities		Par (000)
Commercial Mortgage-Backed Securities — 0.1%
Logistics UK PLC, Series 2015-1A, Class F, 4.19%, 8/20/25 (c)(j)	GBP	140	173,330

See Notes to Financial Statements.

64	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

Preferred Securities
Capital Trusts		Par (000)	Value
Switzerland — 0.1%
Credit Suisse Group Guernsey I Ltd., 7.88%, 2/24/41 (h)(j)	USD	174	$174,217
United Kingdom — 0.3%
HSBC Holdings PLC, 6.38% (j)(n)		435	411,075
Lloyds Bank PLC, 13.00% (j)(n)	GBP	155	338,391

			749,466
United States — 1.0%
American Express Co., Series C, 4.90% (j)(n)	USD	127	121,444
Citigroup, Inc.:
5.95% (j)(n)		84	83,003
Series O, 5.88% (j)(n)		220	211,200
General Electric Co.:
6.38%, 11/15/67 (j)		131	133,784
Series D, 5.00% (j)(n)		193	204,773
Goldman Sachs Group, Inc.:
Series L, 5.70% (j)(n)		187	186,631
Series M, 5.38% (j)(n)		196	193,828
JPMorgan Chase & Co.:
Series Q, 5.15% (j)(n)		209	203,273
Series X, 6.10% (j)(n)		420	433,125
Morgan Stanley, Series H, 5.45% (j)(n)		144	138,240
NBCUniversal Enterprise, Inc., 5.25% (c)(n)		100	103,125
USB Capital IX, 3.50% (j)(n)		162	132,435

			2,144,861
Total Capital Trusts — 1.4%			3,068,544

Preferred Stocks		Shares
Germany — 0.1%
Volkswagen AG, Preference Shares, 0.02%		1,949	236,065
Ireland — 0.2%
Allergan PLC, Series A, 5.50% (h)		504	420,144
Israel — 0.3%
Teva Pharmaceutical Industries Ltd., 7.00% (h)		822	679,794
South Korea — 0.1%
Samsung Electronics Co. Ltd., Preference Shares, 1.76%		167	172,275
United Kingdom — 0.1%
HSBC Holdings PLC, Series 2, 8.00%		3,688	97,843
Royal Bank of Scotland Group PLC, Series T, 7.25% (b)		4,422	111,479

			209,322
United States — 2.0%
American Tower Corp., Series A, 5.25% (h)		1,070	120,375
Anthem, Inc., 5.25% (h)		10,097	451,639
Crown Castle International Corp., Series A, 4.50% (h)		2,608	315,203
Dominion Resources, Inc., 6.38% (h)		2,156	111,767
Domo, Inc., Series D-2 (Acquired 4/01/15-7/06/15, cost $380,451), 0.00% (a)(d)		45,122	340,220
Dropbox, Inc., Series C (Acquired 1/28/14, cost $695,990), 0.00% (a)(d)		36,437	382,953
Forestar Group, Inc., 6.00% (h)		4,534	72,363
Grand Rounds, Inc., Series C (Acquired 3/31/15, cost $127,944), 0.00% (a)(d)		46,081	124,879

Preferred Securities		Shares	Value
Lookout, Inc., Series F (Acquired 9/19/14-10/22/14, cost $243,061), 0.00% (a)(d)		21,278	$195,100
Palantir Technologies, Inc., Series I (Acquired 3/27/14, cost $272,246), 0.00% (a)(d)		44,412	425,911
Stericycle, Inc., 5.25%, 9/15/18 (h)		1,804	150,057
U.S. Bancorp:
Series F, 6.50% (b)(j)		4,299	132,409
Series G, 6.00% (j)		2,150	56,137
Uber Technologies, Inc., Series D (Acquired 6/06/14, cost $418,728), 0.00% (a)(d)		26,992	1,316,459
Wells Fargo & Co., Series L, 7.50% (h)		79	102,637

			4,298,109
Total Preferred Stocks — 2.8%			6,015,709

Trust Preferreds
United States — 0.5%
Citigroup Capital XIII, 7.01%, 10/30/40 (j)		7,779	202,799
GMAC Capital Trust I, Series 2, 6.41%, 2/15/40 (j)		9,779	242,715
Mandatory Exchangeable Trust, 5.75%, 6/01/19 (c)(h)		3,679	375,663
Welltower, Inc., Series I, 6.50% (h)(n)		3,675	249,165
Total Trust Preferreds — 0.5%			1,070,342
Total Preferred Securities — 4.7%			10,154,595

U.S. Government Sponsored Agency Securities		Par (000)
Mortgage-Backed Securities — 0.6%
Fannie Mae Mortgage-Backed Securities, 3.00%, 7/01/46 (o)	USD	1,245	1,292,028

U.S. Treasury Obligations
U.S. Treasury Inflation Indexed Bonds:
1.00%, 2/15/46		313	337,672
U.S. Treasury Inflation Indexed Notes:
0.13%, 4/15/21		1,529	1,567,003
0.38%, 7/15/25		1,381	1,422,109
0.63%, 1/15/26		6,472	6,814,796
U.S. Treasury Notes:
0.88%, 1/31/17 (l)		3,350	3,358,345
1.25%, 3/31/21		2,274	2,300,269
1.38%, 4/30/21 (p)		10,964	11,153,203
1.75%, 3/31/22		841	869,163
2.00%, 8/15/25		507	529,719
1.63%, 2/15/26		455	459,613
Total U.S. Treasury Obligations — 13.4%			28,811,892

Warrants		Shares
Australia — 0.0%
TFS Corp. Ltd. (Issued/exercisable 8/01/11, 1 share for 1 warrant, Expires 7/15/18, Strike Price AUD 1.28)		124,320	31,714
Total Long-Term Investments (Cost — $203,377,685) — 93.7%			201,628,399

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2016	65

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

Short-Term Securities
Foreign Agency Obligations (q)		Par (000)	Value
Japan Treasury Discount Bill:
0.19%, 7/19/16	JPY	260,000	$2,517,880
0.28%, 8/22/16		250,000	2,421,786
0.27%, 9/05/16		260,000	2,518,917
0.18%, 9/12/16		120,000	1,162,646
0.34%, 10/03/16		250,000	2,422,893
Total Foreign Agency Obligations — 5.1%			11,044,122

Money Market Funds		Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.40% (m)(r)		1,800,612	1,800,612
		Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.59% (m)(r)(s)	USD	5,176	5,175,633
Total Money Market Funds — 3.2%			6,976,245
Time Deposits		Par (000)
Europe — 0.0%
Brown Brothers Harriman & Co., (0.55)%, 7/01/16	EUR	23	23,345
Japan — 0.1%
Brown Brothers Harriman & Co., (0.33)%, 7/01/16	JPY	76	75,928
Switzerland — 0.0%
Brown Brothers Harriman & Co., (1.45)%, 7/01/16	CHF	20	20,417
United States — 0.2%
Citibank N.A., 0.36%, 7/01/16	USD	437	437,390
Total Time Deposits — 0.3%			557,080

U.S. Treasury Obligations
U.S. Treasury Bills (q):
0.20%, 7/14/16		2,273	2,272,898
0.21%, 7/21/16		568	567,942
0.23%, 8/11/16-9/22/16		2,735	2,733,871
0.25%, 8/18/16		490	489,850
Total U.S. Treasury Obligations — 2.8%			6,064,561
Total Short-Term Securities (Cost — $24,214,629) — 11.4%			24,642,008

Options Purchased		Value
(Cost — $1,867,294) — 0.5%		$1,131,361
Total Investments Before Investments Sold Short and Options Written (Cost — $229,459,608) — 105.6%		227,401,768

Investments Sold Short	Shares
Alcoa, Inc.	11,337	(105,094)
Church & Dwight Co., Inc.	1,536	(158,039)
Ecolab, Inc.	1,703	(201,976)
Gentex Corp.	7,050	(108,923)
LafargeHolcim Ltd.	2,726	(114,049)
Total Investments Sold Short (Proceeds — $707,076) — (0.3)%		(688,081)

Options Written
(Premiums Received — $855,056) — (0.4)%		(877,192)
Total Investments Net of Investments Sold Short and Options Written — 104.9%		225,836,495
Liabilities in Excess of Other Assets — (4.9)%		(10,583,535)

Net Assets — 100.0%		$215,252,960

Notes to Consolidated Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Restricted security as to resale, excluding 144A securities. As of period end, the Fund held restricted securities with a current value of $3,686,621 and an original cost of $3,756,308 which was 1.7% of its net assets.

(e)	All or a portion of security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.

(f)	When-issued security.

(g)	Issuer filed for bankruptcy and/or is in default of interest payments.

(h)	Convertible security.

(i)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

See Notes to Financial Statements.

66	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

(j)	Variable rate security. Rate as of period end.

(k)	Amount is less than $500.

(l)	All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly owned subsidiary.

(m)	During the six months ended June 30, 2016, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2015	Shares/ Beneficial Interest Purchased	Shares/ Beneficial Interest Sold	Shares/Beneficial Interest Held at June 30, 2016	Value at June 30, 2016	Income		Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	661,486	1,139,126[1]	—	1,800,612	$1,800,612	$3,669		—
BlackRock Liquidity Series, LLC, Money Market Series	$4,986,152	$189,481[2]	—	$5,175,633	5,175,633	34,051	[3]	—
iShares Gold Trust	55,980	—	—	55,980	714,305	—		—
iShares iBoxx $ High Yield Corporate Bond ETF	—	13,509	(10,926)	2,583	218,754	4,575		$36,369
Total					$7,909,304	$42,295		$36,369

[1]	Represents net shares purchased.

[2]	Represents net beneficial interest purchased.

[3]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(n)	Perpetual security with no stated maturity date.

(o)	Represents or includes a TBA transaction. As of period end, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$1,292,028	$14,833

(p)	All or a portion of security has been pledged in connection with outstanding futures contracts.

(q)	Rates are discount rates or a range of discount rates at the time of purchase.

(r)	Current yield as of period end.

(s)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Derivative Financial Instruments Outstanding as of Period End

    Futures Contracts

Contracts Short	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(3)	MSCI Taiwan Stock Index	July 2016	USD	95,250	$(2,934)
(19)	Euro STOXX 50 Index	September 2016	USD	601,986	904
(1)	FTSE 100 Index	September 2016	USD	85,500	(7,450)
(6)	NASDAQ 100 E-Mini Index	September 2016	USD	528,840	1,369
(5)	Nikkei 225 Yen Index	September 2016	USD	381,058	9,738
(7)	S&P 500 E-Mini Index	September 2016	USD	731,570	(913)
(18)	STOXX Europe 600 Index	September 2016	USD	326,701	(6,875)
Total					$(6,161)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	682,000	USD	779,622	Credit Suisse International	7/01/16	$ (22,740)
USD	543,966	EUR	487,368	Credit Suisse International	7/01/16	3,087
USD	219,995	EUR	194,632	Morgan Stanley & Co. International PLC	7/01/16	3,993
BRL	438,553	USD	113,310	Morgan Stanley Capital Services LLC	7/13/16	22,642
PLN	2,204,721	USD	583,590	JPMorgan Chase Bank N.A.	7/13/16	(24,940)
USD	103,000	BRL	438,553	Morgan Stanley Capital Services LLC	7/13/16	(32,952)
USD	546,000	PLN	2,204,721	JPMorgan Chase Bank N.A.	7/13/16	(12,649)
JPY	21,782,000	USD	198,650	Citibank N.A.	7/15/16	12,382
USD	2,391,772	JPY	260,000,000	Morgan Stanley & Co. International PLC	7/19/16	(127,523)

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2016	67

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	669,000	USD	760,155	Morgan Stanley & Co. International PLC	7/28/16	$ (16,948)
JPY	60,976,000	USD	560,828	Morgan Stanley & Co. International PLC	7/28/16	30,172
USD	439,313	EUR	388,000	Morgan Stanley & Co. International PLC	7/28/16	8,276
USD	218,135	JPY	23,891,882	Goldman Sachs International	7/28/16	(13,433)
EUR	318,000	USD	359,365	Deutsche Bank AG	7/29/16	(6,079)
GBP	232,970	USD	336,944	Deutsche Bank AG	8/03/16	(26,707)
GBP	151,030	USD	218,762	Deutsche Bank AG	8/03/16	(17,640)
TWD	14,349,426	USD	446,000	Citibank N.A.	8/03/16	(823)
TWD	14,379,040	USD	446,000	Deutsche Bank AG	8/03/16	96
TWD	10,743,110	USD	334,000	Goldman Sachs International	8/03/16	(705)
USD	561,053	GBP	384,000	Deutsche Bank AG	8/03/16	49,695
GBP	150,000	USD	215,526	Deutsche Bank AG	8/04/16	(15,775)
JPY	56,940,460	USD	524,000	Goldman Sachs International	8/04/16	28,012
USD	216,288	GBP	150,000	Deutsche Bank AG	8/04/16	16,537
EUR	281,000	JPY	34,527,088	Deutsche Bank AG	8/09/16	(22,475)
JPY	35,979,802	EUR	281,000	Deutsche Bank AG	8/09/16	36,561
USD	13,476	JPY	1,452,714	Goldman Sachs International	8/09/16	(610)
EUR	471,000	JPY	58,606,294	Morgan Stanley & Co. International PLC	8/10/16	(44,783)
JPY	59,978,082	EUR	471,000	Morgan Stanley Capital Services LLC	8/10/16	58,085
KRW	251,181,988	USD	219,373	Credit Suisse International	8/10/16	(1,402)
KRW	254,502,012	USD	219,021	Credit Suisse International	8/10/16	1,831
USD	12,565	JPY	1,371,788	Goldman Sachs International	8/10/16	(736)
USD	417,524	KRW	505,684,000	Credit Suisse International	8/10/16	(21,299)
EUR	485,000	JPY	60,058,520	Deutsche Bank AG	8/19/16	(43,304)
JPY	60,204,020	EUR	485,000	Deutsche Bank AG	8/19/16	44,715
USD	1,330	JPY	145,500	Goldman Sachs International	8/19/16	(81)
USD	2,349,315	JPY	250,000,000	JPMorgan Chase Bank N.A.	8/22/16	(75,765)
CAD	695,000	USD	531,362	Deutsche Bank AG	8/24/16	6,665
EUR	377,000	USD	417,580	Credit Suisse International	8/24/16	1,645
BRL	725,000	USD	216,263	Goldman Sachs International	8/25/16	5,455
USD	398,128	BRL	1,446,000	Goldman Sachs International	8/25/16	(44,084)
USD	536,000	MXN	10,034,510	Goldman Sachs International	8/25/16	(9,732)
USD	377,000	MXN	7,050,151	JPMorgan Chase Bank N.A.	8/25/16	(6,426)
ZAR	3,434,560	USD	213,000	Citibank N.A.	8/26/16	17,397
EUR	380,000	USD	425,984	JPMorgan Chase Bank N.A.	9/01/16	(3,296)
USD	430,460	EUR	380,000	JPMorgan Chase Bank N.A.	9/01/16	7,772
USD	544,938	GBP	380,000	HSBC Bank USA N.A.	9/01/16	38,766
CAD	698,000	USD	543,889	JPMorgan Chase Bank N.A.	9/02/16	(3,537)
USD	547,432	GBP	380,000	Goldman Sachs International	9/02/16	41,253
USD	2,401,293	JPY	260,000,000	Goldman Sachs International	9/06/16	(122,270)
USD	547,068	GBP	380,000	BNP Paribas S.A.	9/09/16	40,846
USD	1,061,947	JPY	120,000,000	Credit Suisse International	9/12/16	(103,085)
USD	537,130	GBP	380,000	JPMorgan Chase Bank N.A.	9/15/16	30,871
USD	542,031	GBP	369,000	Morgan Stanley & Co. International PLC	9/16/16	50,421
EUR	477,000	USD	538,857	HSBC Bank USA N.A.	9/23/16	(7,812)
USD	302,236	GBP	221,000	Credit Suisse International	9/23/16	7,778
USD	211,439	AUD	287,000	Deutsche Bank AG	9/30/16	(1,885)
USD	303,075	GBP	221,000	Credit Suisse International	9/30/16	8,591
USD	301,398	GBP	221,000	HSBC Bank USA N.A.	9/30/16	6,914

See Notes to Financial Statements.

68	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,436,101	JPY	250,000,000	Deutsche Bank AG	10/03/16	$ 6,714
CNH	3,803,000	USD	578,975	Deutsche Bank AG	11/04/16	(11,641)
USD	585,248	CNH	3,803,000	Deutsche Bank AG	11/04/16	17,913
USD	540,015	NZD	798,000	Morgan Stanley & Co. International PLC	11/08/16	(26,034)
USD	546,626	AUD	737,000	Goldman Sachs International	11/09/16	(414)
USD	545,650	AUD	749,000	Deutsche Bank AG	11/10/16	(10,278)
USD	555,027	NZD	832,000	JPMorgan Chase Bank N.A.	11/10/16	(35,082)
BRL	828,000	USD	232,395	Deutsche Bank AG	12/02/16	13,536
USD	221,984	BRL	828,000	Deutsche Bank AG	12/02/16	(23,947)
TWD	18,921,850	USD	579,518	Citibank N.A.	1/09/17	9,508
TWD	19,051,800	USD	584,590	Goldman Sachs International	1/09/17	8,481
TWD	18,837,173	USD	577,287	JPMorgan Chase Bank N.A.	1/09/17	9,103
USD	565,000	TWD	18,921,850	Citibank N.A.	1/09/17	(24,026)
USD	565,000	TWD	19,051,800	Goldman Sachs International	1/09/17	(28,071)
USD	565,000	TWD	18,837,173	JPMorgan Chase Bank N.A.	1/09/17	(21,390)
TWD	18,753,332	USD	575,644	Credit Suisse International	1/11/17	8,163
USD	559,000	TWD	18,753,332	Credit Suisse International	1/11/17	(24,807)
USD	218,000	AED	807,167	BNP Paribas S.A.	1/19/17	(1,434)
USD	218,000	AED	807,799	Goldman Sachs International	1/19/17	(1,606)
USD	216,000	AED	799,891	BNP Paribas S.A.	1/25/17	(1,434)
EUR	192,000	JPY	23,883,360	HSBC Bank USA N.A.	2/13/17	(18,418)
JPY	24,892,224	EUR	192,000	HSBC Bank USA N.A.	2/13/17	28,277
USD	9,312	JPY	1,008,864	HSBC Bank USA N.A.	2/13/17	(547)
TWD	7,085,040	USD	221,131	Deutsche Bank AG	2/16/17	(387)
USD	212,000	TWD	7,085,040	Deutsche Bank AG	2/16/17	(8,745)
Total						$(387,604)

Exchange-Traded Options Purchased

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
SPDR Gold Trust ETF[1]	Call	8/19/16	USD	124.00	125	$58,125
SPDR Gold Trust ETF[1]	Call	9/30/16	USD	125.00	62	32,240
Total						$90,365

[1]	All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly owned subsidiary.

    OTC Options Purchased

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)	Contracts	Value
USD Currency	Call	Deutsche Bank AG	7/07/16	JPY	110.00	USD 1,234	—	$—
USD Currency	Call	Morgan Stanley & Co. International PLC	8/08/16	JPY	111.00	USD 1,235	—	868
USD Currency	Call	Goldman Sachs International	9/08/16	JPY	110.50	USD 1,235	—	2,611
Apple Inc.	Call	Citibank N.A.	9/16/16	USD	100.00	—	4,184	8,319
SPDR Gold Trust ETF[1]	Call	JPMorgan Chase Bank N.A.	9/16/16	USD	125.00	—	6,213	30,133
SPDR Gold Trust ETF[1]	Call	JPMorgan Chase Bank N.A.	9/16/16	USD	120.00	—	6,200	49,445
SPDR Gold Trust ETF[1]	Call	JPMorgan Chase Bank N.A.	9/16/16	USD	100.00	—	4,349	115,466
STOXX Europe 600 Index	Call	Credit Suisse International	9/16/16	EUR	345.00	—	982	5,122
Taiwan Stock Exchange Weighted Index	Call	Citibank N.A.	9/21/16	TWD	9,000.77	—	2,200	2,836
USD Currency	Call	JPMorgan Chase Bank N.A.	10/04/16	JPY	110.00	USD 1,234	—	4,659

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2016	69

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)	Contracts	Value
SPDR Gold Trust ETF[1]	Call	JPMorgan Chase Bank N.A.	10/21/16	USD	127.00	—	3,132	$15,033
USD Currency	Call	Deutsche Bank AG	11/15/16	JPY	108.50	USD 1,236	—	10,171
SPDR Gold Trust ETF[1]	Call	JPMorgan Chase Bank N.A.	12/16/16	USD	125.00	—	6,213	42,559
SPDR Gold Trust ETF[1]	Call	JPMorgan Chase Bank N.A.	12/16/16	USD	100.00	—	3,355	88,740
MetLife, Inc.	Call	UBS AG	1/20/17	USD	50.00	—	3,834	939
MetLife, Inc.	Call	UBS AG	1/20/17	USD	52.50	—	3,500	473
Prudential Financial, Inc.	Call	Morgan Stanley & Co. International PLC	1/20/17	USD	87.50	—	4,300	2,451
SPDR Gold Trust ETF[1]	Call	Société Générale	1/20/17	USD	121.00	—	6,218	59,537
Euro STOXX 50 Index	Call	Morgan Stanley & Co. International PLC	3/17/17	EUR	3,450.00	—	91	2,364
Euro STOXX 50 Index	Call	Morgan Stanley & Co. International PLC	3/17/17	EUR	3,025.00	—	42	5,944
Euro STOXX 50 Index	Call	Morgan Stanley & Co. International PLC	3/17/17	EUR	3,025.00	—	42	5,944
STOXX Europe 600 Index	Call	Credit Suisse International	3/17/17	EUR	355.61	—	1,670	17,517
QUALCOMM, Inc.	Call	Deutsche Bank AG	5/19/17	USD	52.50	—	7,571	38,293
Euro STOXX 50 Index	Call	Citibank N.A.	6/16/17	EUR	3,150.00	—	157	15,088
Euro STOXX 50 Index	Call	Bank of America N.A.	9/15/17	EUR	3,600.00	—	181	5,247
STOXX Europe 600 Index	Call	JPMorgan Chase Bank N.A.	9/15/17	EUR	372.06	—	1,076	9,358
Taiwan Capitalization Weighted Stock Index	Call	Morgan Stanley & Co. International PLC	9/20/17	TWD	9,000.00	—	1,949	14,045
Euro STOXX 50 Index	Call	Barclays Bank PLC	12/15/17	EUR	3,500.00	—	185	10,120
Taiwan Capitalization Weighted Stock Index	Call	Morgan Stanley & Co. International PLC	12/20/17	TWD	9,000.00	—	1,987	17,465
Aflac, Inc.	Call	Goldman Sachs International	1/19/18	USD	85.00	—	6,579	8,750
Allstate Corp.	Call	Goldman Sachs International	1/19/18	USD	80.00	—	4,189	8,546
BB&T Corp.	Call	Goldman Sachs International	1/19/18	USD	40.00	—	9,147	17,105
Capital One Financial Corp.	Call	Goldman Sachs International	1/19/18	USD	80.00	—	9,364	27,858
Charles Schwab Corp.	Call	Goldman Sachs International	1/19/18	USD	40.00	—	12,832	8,020
CIT Group, Inc.	Call	Goldman Sachs International	1/19/18	USD	42.00	—	5,627	10,044
Citigroup, Inc.	Call	Goldman Sachs International	1/19/18	USD	55.00	—	12,832	24,637
CME Group, Inc.	Call	Goldman Sachs International	1/19/18	USD	115.00	—	4,503	12,158
Comerica, Inc.	Call	Goldman Sachs International	1/19/18	USD	55.00	—	7,869	12,394
E*TRADE Financial Corp.	Call	Goldman Sachs International	1/19/18	USD	35.00	—	11,654	10,430
Fifth Third Bancorp	Call	Goldman Sachs International	1/19/18	USD	25.00	—	12,832	4,620
Franklin Resources, Inc.	Call	Goldman Sachs International	1/19/18	USD	45.00	—	11,585	10,427
JPMorgan Chase & Co.	Call	Goldman Sachs International	1/19/18	USD	70.00	—	12,832	40,613
KeyCorp	Call	Goldman Sachs International	1/19/18	USD	15.00	—	12,832	4,235
Lincoln National Corp.	Call	Goldman Sachs International	1/19/18	USD	55.00	—	7,794	11,223
Manulife Financial Corp.	Call	Goldman Sachs International	1/19/18	CAD	22.00	—	12,832	6,699
MetLife, Inc.	Call	Goldman Sachs International	1/19/18	USD	52.50	—	12,832	13,538
Morgan Stanley	Call	Goldman Sachs International	1/19/18	USD	35.00	—	12,832	10,137
Regions Financial Corp.	Call	Goldman Sachs International	1/19/18	USD	12.00	—	12,832	3,721
State Street Corp.	Call	Goldman Sachs International	1/19/18	USD	72.50	—	8,682	12,676
SunTrust Banks, Inc.	Call	Goldman Sachs International	1/19/18	USD	55.00	—	12,832	12,640
Synchrony Financial	Call	Goldman Sachs International	1/19/18	USD	35.00	—	12,832	12,511
TD Ameritrade Holding Corp.	Call	Goldman Sachs International	1/19/18	USD	40.00	—	10,937	8,476
Travelers Cos., Inc.	Call	Goldman Sachs International	1/19/18	USD	135.00	—	3,969	11,510
Wells Fargo & Co.	Call	Goldman Sachs International	1/19/18	USD	55.00	—	12,832	22,584
Zions Bancorp	Call	Goldman Sachs International	1/19/18	USD	35.00	—	10,521	7,049
Nikkei 225 Index	Call	Goldman Sachs International	3/09/18	JPY	21,968.28	—	5,319	10,702
Euro STOXX 50 Index	Call	Goldman Sachs International	3/16/18	EUR	3,500.00	—	154	9,491
Euro STOXX 50 Index	Call	UBS AG	6/15/18	EUR	3,600.00	—	74	3,888
Euro STOXX 50 Index	Call	Deutsche Bank AG	9/21/18	EUR	3,426.55	—	77	7,172

See Notes to Financial Statements.

70	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)	Contracts	Value
Euro STOXX 50 Index	Put	UBS AG	7/15/16	EUR	2,875.00	—	331	$ 23,543
S&P 500 Index	Put	Morgan Stanley & Co. International PLC	7/15/16	USD	2,035.00	—	2,424	16,120
Gentex Corp.	Put	Morgan Stanley & Co. International PLC	9/16/16	USD	12.50	—	19,670	983
Total								$985,247

[1]	All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly owned subsidiary.

    OTC Interest Rate Swaptions Purchased

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
10-Year Interest Rate Swap	Deutsche Bank AG	Put	1.25%	Pay	6-month JPY LIBOR	7/29/16	JPY	64,600	$—
10-Year Interest Rate Swap	Goldman Sachs International	Put	1.22%	Pay	6-month GBP LIBOR	9/15/16	GBP	2,510	22,305
10-Year Interest Rate Swap	Goldman Sachs International	Put	1.62%	Pay	6-month GBP LIBOR	9/15/16	GBP	2,510	2,867
10-Year Interest Rate Swap	Goldman Sachs International	Put	1.48%	Pay	3-month LIBOR	9/16/16	USD	2,500	25,812
10-Year Interest Rate Swap	Goldman Sachs International	Put	1.88%	Pay	3-month LIBOR	9/16/16	USD	2,500	4,184
5-Year Interest Rate Swap	Deutsche Bank AG	Put	1.07%	Pay	6-month JPY LIBOR	4/04/18	JPY	64,546	581
Total									$55,749

Exchange-Traded Options Written

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
WhiteWave Foods Co.	Call	7/15/2016	USD	37.50	13	$(12,480)
Hershey Co.	Call	8/19/2016	USD	100.00	7	(10,535)
SPDR Gold Trust ETF[1]	Call	8/19/2016	USD	136.00	125	(10,375)
Altria Group, Inc.	Call	9/16/2016	USD	67.50	25	(7,063)
Mondelez International, Inc., Class A	Call	9/16/2016	USD	43.00	28	(10,990)
Whole Foods Market, Inc.	Call	9/16/2016	USD	34.00	35	(3,360)
SPDR Gold Trust ETF[1]	Call	9/30/2016	USD	145.00	62	(4,526)
Perrigo Co. PLC	Call	11/18/2016	USD	110.00	8	(2,880)
Altria Group, Inc.	Call	12/16/2016	USD	67.50	25	(9,312)
Total						$(71,521)

[1]	All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly owned subsidiary.

    OTC Barrier Options Written

Description	Put/ Call	Type of Options	Counterparty	Expiration Date	Strike Price	Barrier Price	Contracts	Value
Euro STOXX 50 Index	Put	Down-and-In	Morgan Stanley & Co. International PLC	3/17/17	EUR 2,375.00	EUR 2,000.00	42	$(3,455)
Euro STOXX 50 Index	Put	Down-and-In	Morgan Stanley & Co. International PLC	3/17/17	EUR 2,375.00	EUR 2,000.00	42	(3,800)
Euro STOXX 50 Index	Put	Down-and-In	Citibank N.A.	6/16/17	EUR 2,350.00	EUR 1,823.00	157	(19,653)
Nikkei 225 Index	Put	Down-and-In	Goldman Sachs International	3/09/18	JPY 17,974.04	JPY 14,978.37	5,319	(189,604)

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2016	71

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

Description	Put/ Call	Type of Options	Counterparty	Expiration Date	Strike Price	Barrier Price	Contracts	Value
Euro STOXX 50 Index	Put	Down-and-In	Deutsche Bank AG	9/21/18	EUR 2,586.07	EUR 2,165.83	77	$(26,033)
Total								$(242,545)

   OTC Options Written

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Contracts	Value
Bank of America Corp.	Call	Morgan Stanley & Co. International PLC	7/15/16	USD	14.00		—	7,256	$(617)
Mylan NV	Call	Barclays Bank PLC	7/15/16	USD	45.00		—	1,473	(729)
USD Currency	Call	Deutsche Bank AG	8/22/16	ZAR	17.00	USD	616	—	(1,961)
General Electric Co.	Call	UBS AG	9/16/16	USD	31.00		—	22,110	(27,306)
SPDR Gold Trust ETF[1]	Call	JPMorgan Chase Bank N.A.	9/16/16	USD	140.00		—	6,200	(5,549)
SPDR Gold Trust ETF[1]	Call	JPMorgan Chase Bank N.A.	9/16/16	USD	137.00		—	6,213	(7,766)
USD Currency	Call	JPMorgan Chase Bank N.A.	10/04/16	JPY	117.00	USD	1,234	—	(747)
SPDR Gold Trust ETF[1]	Call	JPMorgan Chase Bank N.A.	10/21/16	USD	150.00		—	3,132	(2,098)
NZD Currency	Call	Morgan Stanley & Co. International PLC	11/08/16	USD	0.73	NZD	798	—	(9,990)
AUD Currency	Call	Goldman Sachs International	11/09/16	USD	0.80	AUD	737	—	(2,385)
AUD Currency	Call	Deutsche Bank AG	11/10/16	USD	0.79	AUD	749	—	(3,538)
NZD Currency	Call	JPMorgan Chase Bank N.A.	11/10/16	USD	0.73	NZD	832	—	(12,058)
USD Currency	Call	Deutsche Bank AG	11/15/16	JPY	115.00	USD	1,236	—	(2,694)
Alexion Pharmaceuticals, Inc.	Call	Credit Suisse International	11/18/16	USD	125.00		—	396	(3,247)
SPDR Gold Trust ETF[1]	Call	JPMorgan Chase Bank N.A.	12/16/16	USD	145.00		—	6,213	(10,593)
General Electric Co.	Call	Deutsche Bank AG	1/20/17	USD	32.50		—	19,470	(19,648)
Johnson & Johnson	Call	Barclays Bank PLC	1/20/17	USD	110.00		—	6,129	(76,919)
SPDR Gold Trust ETF[1]	Call	Société Générale	1/20/17	USD	145.00		—	6,218	(13,027)
QUALCOMM, Inc.	Call	Deutsche Bank AG	5/19/17	USD	70.00		—	7,571	(3,894)
Euro STOXX 50 Index	Put	UBS AG	7/15/16	EUR	2,650.00		—	331	(3,490)
GBP Currency	Put	Goldman Sachs International	7/15/16	USD	1.30	GBP	1,239	—	(8,257)
S&P 500 Index	Put	Morgan Stanley & Co. International PLC	7/15/16	USD	1,870.00		—	2,424	(1,939)
USD Currency	Put	Morgan Stanley & Co. International PLC	8/08/16	JPY	101.00	USD	1,235	—	(14,821)
USD Currency	Put	Goldman Sachs International	8/22/16	ZAR	14.20	USD	616	—	(7,997)
USD Currency	Put	Goldman Sachs International	9/08/16	JPY	100.50	USD	1,235	—	(18,842)
Apple Inc.	Put	Citibank N.A.	9/16/16	USD	90.00		—	4,184	(8,694)
Taiwan Stock Exchange Weighted Index	Put	Citibank N.A.	9/21/16	TWD	8,100.70		—	2,200	(10,862)
USD Currency	Put	JPMorgan Chase Bank N.A.	10/04/16	JPY	100.00	USD	1,234	—	(20,978)
NZD Currency	Put	Morgan Stanley & Co. International PLC	11/08/16	USD	0.62	NZD	798	—	(2,042)
AUD Currency	Put	Goldman Sachs International	11/09/16	USD	0.69	AUD	737	—	(4,135)
AUD Currency	Put	Deutsche Bank AG	11/10/16	USD	0.67	AUD	749	—	(2,862)
NZD Currency	Put	JPMorgan Chase Bank N.A.	11/10/16	USD	0.62	NZD	832	—	(1,901)
USD Currency	Put	Deutsche Bank AG	11/15/16	JPY	98.00	USD	1,236	—	(19,672)
Johnson & Johnson	Put	Barclays Bank PLC	1/20/17	USD	97.50		—	6,129	(5,976)
MetLife, Inc.	Put	UBS AG	1/20/17	USD	46.00		—	1,750	(15,703)
MetLife, Inc.	Put	UBS AG	1/20/17	USD	45.00		—	1,917	(13,515)
Prudential Financial, Inc.	Put	Morgan Stanley & Co. International PLC	1/20/17	USD	77.50		—	2,150	(21,823)
QUALCOMM, Inc.	Put	Deutsche Bank AG	5/19/17	USD	40.00		—	7,571	(12,610)

See Notes to Financial Statements.

72	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)	Contracts	Value
Taiwan Capitalization Weighted Stock Index	Put	Morgan Stanley & Co. International PLC	9/20/17	TWD	8,600.00	—	1,949	$(58,625)
Taiwan Capitalization Weighted Stock Index	Put	Morgan Stanley & Co. International PLC	12/20/17	TWD	8,600.00	—	1,987	(64,140)
Total								$(523,650)

[1]	All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly owned subsidiary.

   OTC Interest Rate Swaptions Written

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
10-Year Interest Rate Swap	Goldman Sachs International	Put	1.42%	Receive	6-month GBP LIBOR	9/15/16	GBP	5,020	$(17,585)
10-Year Interest Rate Swap	Goldman Sachs International	Put	1.68%	Receive	3-month LIBOR	9/16/16	USD	5,000	(21,891)
Total									$(39,476)

Centrally Cleared Credit Default Swaps — Sell Protection

Index	Receive Fixed Rate	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
CDX.NA.HY Series 26 Version 1	5.00%	6/20/21	B+	USD	726	$3,922
CDX.NA.IG Series 26 Version 1	1.00%	6/20/21	BBB+	USD	4,225	5,333
iTraxx Europe Crossover Series 25 Version 1	5.00%	6/20/21	B+	EUR	1,502	(35,671)
iTraxx Europe Series 25 Version 1	1.00%	6/20/21	BBB+	EUR	955	(5,565)
Total						$(31,981)

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

   Centrally Cleared Interest Rate Swaps

Fixed Rate	Floating Rate	Effective Date	Expiration Date		Notional Amount (000)	Unrealized Depreciation
0.02%[1]	6-month EURIBOR	N/A	4/09/21	EUR	327	$ (1,829)
1.45%[1]	3-month LIBOR	6/28/19[2]	6/28/22	USD	2,512	(6,876)
1.45%[1]	3-month LIBOR	6/28/19[2]	6/28/22	USD	1,256	(3,621)
1.38%[1]	3-month LIBOR	6/28/19[2]	6/28/22	USD	1,256	(1,062)
Total						$(13,388)

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Forward swap.

OTC Currency Swaps

		Notional Amount (000)
Fund Pays	Fund Receives	Notional Delivered	Notional Received		Counterparty	Expiration Date[1]	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
0.10 JPY%	1.23%	JPY 51,850	USD	430	Bank of America N.A.	3/15/2017	$(141,741)	—	$(141,741)
0.10 JPY%	1.84%	JPY 49,750	USD	442	Bank of America N.A.	3/15/2018	(75,435)	—	(75,435)
0.10 JPY%	1.96%	JPY 74,550	USD	657	Bank of America N.A.	3/15/2018	(120,591)	—	(120,591)
Total							$(337,767)	—	$(337,767)

[1]	At expiration date, the notional amount delivered will be exchanged for the notional amount received.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2016	73

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

   OTC Total Return Swaps

Reference Entity	Fixed Amount/ Floating Rate	Counterparty	Expiration Date	Contract Amount	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
SGX Nikkei Stock Average Dividend Point Index Future December 2016	JPY 13,925,000[1]	BNP Paribas S.A.	3/31/17	JPY 5	$23,483	—	$ 23,483
SGX Nikkei Stock Average Dividend Point Index Future December 2016	JPY 14,175,000[1]	BNP Paribas S.A.	3/31/17	JPY 5	21,062	—	21,062
Euro STOXX 50 Index Dividend Future December 2017	EUR 114,200[1]	BNP Paribas S.A.	12/15/17	EUR 10	(2,330)	—	(2,330)
Euro STOXX 50 Index Dividend Future December 2017	EUR 115,273[1]	BNP Paribas S.A.	12/15/17	EUR 10	(3,521)	—	(3,521)
SGX Nikkei Stock Average Dividend Point Index Future December 2017	JPY 13,220,400[1]	BNP Paribas S.A.	4/02/18	JPY 4	(1,360)	—	(1,360)
SGX Nikkei Stock Average Dividend Point Index Future December 2017	JPY 13,350,000[1]	BNP Paribas S.A.	4/02/18	JPY 4	(2,615)	—	(2,615)
Euro STOXX 50 Index Dividend Future December 2018	EUR 113,475[1]	BNP Paribas S.A.	12/21/18	EUR 10	(10,404)	—	(10,404)
Euro STOXX 50 Index Dividend Future December 2018	EUR 67,800[1]	BNP Paribas S.A.	12/21/18	EUR 6	(5,926)	—	(5,926)
Euro STOXX 50 Index Dividend Future December 2018	EUR 55,950[1]	BNP Paribas S.A.	12/21/18	EUR 5	(4,328)	—	(4,328)
S&P 500 Annual Dividend Index Future December 2018	USD 140,250[1]	BNP Paribas S.A.	12/21/18	USD 12	1,200	—	1,200
SGX Nikkei Stock Average Dividend Point Index Future December 2018	JPY 13,676,000[1]	BNP Paribas S.A.	3/29/19	JPY 4	(5,617)	—	(5,617)
SGX Nikkei Stock Average Dividend Point Index Future December 2018	JPY 6,875,000[1]	BNP Paribas S.A.	3/29/19	JPY 2	(3,167)	—	(3,167)
SGX Nikkei Stock Average Dividend Point Index Future December 2018	JPY 7,040,000[1]	BNP Paribas S.A.	3/29/19	JPY 2	(4,764)	—	(4,764)
SGX Nikkei Stock Average Dividend Point Index Future December 2019	JPY 10,200,000[1]	BNP Paribas S.A.	3/31/20	JPY 3	(4,125)	—	(4,125)
SGX Nikkei Stock Average Dividend Point Index Future December 2019	JPY 6,980,000[1]	BNP Paribas S.A.	3/31/20	JPY 2	(4,493)	—	(4,493)
SGX Nikkei Stock Average Dividend Point Index Future December 2019	JPY 6,992,000[1]	BNP Paribas S.A.	3/31/20	JPY 2	(4,609)	—	(4,609)

See Notes to Financial Statements.

74	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

Reference Entity	Fixed Amount/ Floating Rate	Counterparty	Expiration Date	Contract Amount	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
S&P 500 Annual Dividend Index Future December 2020	USD 60,438[1]	Goldman Sachs International	12/18/20	USD 5	$1,031	—	$ 1,031
S&P 500 Annual Dividend Index Future December 2021	USD 72,825[1]	BNP Paribas S.A.	12/17/21	USD 6	1,800	—	1,800
Total					$(8,683)	—	$(8,683)

[1]	Fund receives the total return of the reference entity and pays the fixed amount. Net payment made at termination.

Transactions in Options Written for the Six Months Ended June 30, 2016

	Calls

		Notional (000)
	Contracts	AUD	NZD	USD	Premiums Received

Outstanding options, beginning of period	303,459	—	—	7,430	$ 345,617
Options written	113,963	1,486	1,630	35,473	419,611
Options exercised	(16,527)	—	—	—	(21,258)
Options expired	(275,119)	—	—	—	(156,576)
Options closed	(33,067)	—	—	(39,817)	(370,952)

Outstanding options, end of period	92,709	1,486	1,630	3,086	$ 216,442

	Puts

		Notional (000)
	Contracts	AUD	GBP	NZD	USD	Premiums Received

Outstanding options, beginning of period	822,009	—	—	—	6,198	$ 649,856
Options written	379,594	1,486	6,259	1,630	22,992	542,289
Options exercised	(17,502)	—	—	—	—	(65,391)
Options expired	(1,692)	—	—	—	—	(14,416)
Options closed	(1,144,180)	—	—	—	(18,634)	(473,723)

Outstanding options, end of period	38,229	1,486	6,259	1,630	10,556	$ 638,614

As of period end, the value of portfolio holdings subject to covered call options written was $8,628,586.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets - Derivative Financial Instruments
Futures contracts	Net unrealized appreciation[1]	—	—	$12,011	—	—	—	$12,011
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$682,153	—	—	682,153
Options purchased	Investments at value - unaffiliated[2]	—	—	1,057,303	18,309	$55,749	—	1,131,361
Swaps - centrally cleared	Net unrealized appreciation[1]	—	$9,255	—	—	—	—	9,255
Swaps - OTC	Unrealized appreciation on OTC swaps	—	—	48,576	—	—	—	48,576

Total		—	$9,255	$1,117,890	$700,462	$55,749	—	$1,883,356

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2016	75

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities - Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	$ 18,172	—	—	—	$18,172
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$1,069,757	—	—	1,069,757
Options written	Options written, at value	—	—	702,836	134,880	$ 39,476	—	877,192
Swaps - centrally cleared	Net unrealized depreciation[1]	—	$41,236	—	—	13,388	—	54,624
Swaps - OTC	Unrealized depreciation on OTC swaps	—	—	57,259	—	337,767	—	395,026

Total		—	$41,236	$778,267	$1,204,637	$390,631	—	$2,414,771

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statements of Assets and Liabilities.

For the six months ended June 30, 2016, the effect of derivative financial instruments in the Statements of Operations were as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	$(111,344)	—	—	—	$(111,344)
Foreign currency transactions	—	—	—	$(1,572,226)	—	—	(1,572,226)
Options purchased[2]	—	—	(521,750)	(16,211)	$(110,715)	—	(648,676)
Options written	—	—	(173,239)	15,306	(84,307)	—	(242,240)
Swaps	—	$131,891	20,740	—	30,538	—	183,169

Total	—	$131,891	$(785,593)	$(1,573,131)	$(164,484)	—	$(2,391,317)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	$50,506	—	—	—	$50,506
Foreign currency translations	—	—	—	$(372,909)	—	—	(372,909)
Options purchased[2]	—	—	(75,233)	(90,827)	$68,329	—	(97,731)
Options written	—	—	(121,300)	(2,655)	17,271	—	(106,684)
Swaps	—	$(16,294)	(105,602)	—	(361,735)	—	(483,631)

Total	—	$(16,294)	$(251,629)	$(466,391)	$(276,135)	—	$(1,010,449)

[2]	Options purchased are included in the net realized gain (loss) from investments and the net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts - long	$939,457[3]
Average notional value of contracts - short	$3,950,122
Forward foreign currency exchange contracts:
Average amounts purchased - in USD	$28,794,512
Average amounts sold - USD	$17,394,730
Options:
Average value of option contracts purchased	$806,406
Average value of option contracts written	$747,196
Average notional value of swaption contracts purchased	$9,530,521
Average notional value of swaption contracts written	$10,821,455
Credit default swaps:
Average notional value - buy protection	$616,500
Average notional value - sell protection	$4,997,528
Interest rate swaps:
Average notional value - pays fixed rate	$6,787,524
Currency swaps:
Average notional value - pays	$1,529,500
Average notional value - receives	$1,635,479
Total return swaps:
Average notional value	$1,491,141

[3]	Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter end.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

76	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$ 3,378		$57,416
Forward foreign currency exchange contracts	682,153		1,069,757
Options	1,131,361	[1]	877,192
Swaps - Centrally cleared	14,567		—
Swaps - OTC	48,576		395,026

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$1,880,035		$2,399,391
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(108,310)		(128,937)

Total derivative assets and liabilities subject to an MNA	$1,771,725		$2,270,454

[1]

Includes options purchased at value which is included in Investments at value — unaffiliated in the Consolidated Statements of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund.

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$5,247	$(5,247)	—	—	—
Barclays Bank PLC	10,120	(10,120)	—	—	—
BNP Paribas S.A.	88,391	(60,127)	—	—	$ 28,264
Citibank N.A.	65,530	(64,058)	—	—	1,472
Credit Suisse International	53,734	(53,734)	—	—	—
Deutsche Bank AG	248,649	(248,649)	—	—	—
Goldman Sachs International	494,805	(492,438)	—	—	2,367
HSBC Bank USA N.A.	73,957	(26,777)	—	—	47,180
JPMorgan Chase Bank N.A.	403,139	(244,775)	—	—	158,364
Morgan Stanley & Co. International PLC	159,046	(159,046)	—	—	—
Morgan Stanley Capital Services LLC	80,727	(32,952)	—	—	47,775
Société Générale	59,537	(13,027)	—	—	46,510
UBS AG	28,843	(28,843)	—	—	—

Total	$1,771,725	$(1,439,793)	—	—	$331,932

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A.	$337,767	$(5,247)	—	—	$332,520
Barclays Bank PLC	83,624	(10,120)	—	—	73,504
BNP Paribas S.A.	60,127	(60,127)	—	—	—
Citibank N.A.	64,058	(64,058)	—	—	—
Credit Suisse International	176,580	(53,734)	—	—	122,846
Deutsche Bank AG	281,775	(248,649)	—	—	33,126
Goldman Sachs International	492,438	(492,438)	—	—	—
HSBC Bank USA N.A.	26,777	(26,777)	—	—	—
JPMorgan Chase Bank N.A.	244,775	(244,775)	—	—	—
Morgan Stanley & Co. International PLC	396,540	(159,046)	—	—	237,494
Morgan Stanley Capital Services LLC	32,952	(32,952)	—	—	—
Société Générale	13,027	(13,027)	—	—	—
UBS AG	60,014	(28,843)	—	—	31,171

Total	$2,270,454	$(1,439,793)	—	—	$830,661

[1]	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2016	77

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

The following tables summarize the Fund’s investments and derivative financial instruments in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	—	$644,788	—	$644,788
Belgium	—	541,986	—	541,986
Brazil	$27,450	—	—	27,450
Canada	1,816,366	—	—	1,816,366
China	587,250	219,864	—	807,114
Denmark	—	188,116	—	188,116
Egypt	29,708	—	—	29,708
Finland	—	175,842	—	175,842
France	25,685	5,752,274	—	5,777,959
Germany	—	2,176,846	—	2,176,846
Hong Kong	—	1,116,089	—	1,116,089
India	—	738,912	—	738,912
Indonesia	—	152,724	—	152,724
Ireland	260,884	553,390	—	814,274
Israel	659,771	—	—	659,771
Italy	148,004	1,543,037	—	1,691,041
Japan	—	17,821,578	—	17,821,578
Luxembourg	—	19,111	—	19,111
Mexico	519,503	—	—	519,503
Netherlands	1,230,468	2,211,883	—	3,442,351
Norway	—	117,442	—	117,442
Portugal	—	128,236	—	128,236
Singapore	—	1,491,908	—	1,491,908
South Korea	—	891,958	—	891,958
Spain	—	579,076	—	579,076
Sweden	—	712,793	—	712,793
Switzerland	—	2,649,396	—	2,649,396
Taiwan	—	386,404	—	386,404
United Arab Emirates	294,628	62,205	—	356,833
United Kingdom	1,703,297	5,742,335	$125,605	7,571,237
United States	62,614,420	—	13,359	62,627,779
Corporate Bonds	—	11,303,946	1,100,044	12,403,990
Floating Rate Loan Interests	—	1,715,418	311,304	2,026,722
Foreign Agency Obligations	—	1,950,589	—	1,950,589
Foreign Government Obligations	—	20,809,332	—	20,809,332
Investment Companies	7,299,616	—	—	7,299,616
Non-Agency Mortgage-Backed Securities	—	—	173,330	173,330
Preferred Securities	3,444,163	3,924,910	2,785,522	10,154,595
U.S. Government Sponsored Agency Securities	—	1,292,028	—	1,292,028
U.S. Treasury Obligations	—	28,811,892	—	28,811,892
Warrants	—	31,714	—	31,714
Short-Term Securities:
Foreign Agency Obligations	—	11,044,122	—	11,044,122
Money Market Funds	1,800,612	5,175,633	—	6,976,245
Time Deposits	—	557,080	—	557,080
U.S. Treasury Obligations	—	6,064,561	—	6,064,561
Options Purchased:
Equity contracts	90,365	966,938	—	1,057,303
Foreign currency exchange contracts	—	18,309	—	18,309
Interest rate contracts	—	55,749	—	55,749
Liabilities:
Investments:
Investments Sold Short	(574,032)	(114,049)	—	(688,081)

Total	$81,978,158	$140,226,365	$4,509,164	$226,713,687

See Notes to Financial Statements.

78	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$9,255	—	$9,255
Equity contracts	$12,011	48,576	—	60,587
Foreign currency exchange contracts	—	682,153	—	682,153
Liabilities:
Credit contracts	—	(41,236)	—	(41,236)
Equity contracts	(89,693)	(688,574)	—	(778,267)
Foreign currency exchange contracts	—	(1,204,637)	—	(1,204,637)
Interest rate contracts	—	(390,631)	—	(390,631)

Total	$(77,682)	$(1,585,094)	—	$(1,662,776)

[1]

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash held for securities sold short	$735,458	—	—	$735,458
Foreign currency at value	12,548	—	—	12,548
Cash pledged for centrally cleared swaps	305,750	—	—	305,750
Liabilities:
Collateral on securities loaned at value	—	$(5,175,633)	—	(5,175,633)

Total	$1,053,756	$(5,175,633)	—	$(4,121,877)

During the six months ended June 30, 2016, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage- Backed Securities	Preferred Securities	Options Purchased	Total
Assets:
Opening balance, as of December 31, 2015	$178,452	$ 2,148,560	$332,042	$197,226	$3,021,877	$ 26,355	$ 5,904,512
Transfers into Level 3	—	—	—	—	—	—	—
Transfers out of Level 3	—	(48,368)	—	—	—	—	(48,368)
Accrued discounts/premiums	—	—	243	1,310	—	—	1,553
Net realized gain (loss)	—	—	185	—	—	(25,511)	(25,326)
Net change in unrealized appreciation (depreciation)[2,3]	(39,488)	(1,034,226)	8,549	(25,206)	(236,355)	(795)	(1,327,521)
Purchases	—	34,078	—	—	—	—	34,078
Sales	—	—	(29,715)	—	—	(49)	(29,764)

Closing balance, as of June 30, 2016	$138,964	$ 1,100,044	$311,304	$173,330	$2,785,522	—	$ 4,509,164

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2016[3]	$ (39,488)	$(1,034,226)	$ 8,549	$ (25,206)	$ (236,355)	—	$(1,326,726)

[2]	Included in the related change in unrealized appreciation (depreciation) in the Consolidated Statements of Operations.

[3]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2016 is generally due to investments no longer held or categorized as Level 3 at period end.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2016	79

Consolidated Schedule of Investments (concluded)	BlackRock Global Allocation Portfolio

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

Equity Contracts
Liabilities
Opening balance, as of December 31, 2015	$ (18,124)
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized gain (loss)	(54,821)
Net change in unrealized appreciation (depreciation)[1,2]	146,735
Purchases	—
Issues	—
Sales	(73,790)

Closing balance, as of June 30, 2016	—

Net change in unrealized appreciation (depreciation) on derivative financial instruments still held at June 30, 2016[2]	—

[1]	Included in the related change in unrealized appreciation (depreciation) in the Consolidated Statements of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on derivative financial instruments still held at June 30, 2016 is generally due to derivative financial instruments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

The following table summarizes the valuation techniques used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (“Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $489,494.

	Value	Valuation Techniques	Unobservable Inputs	Range of Unobservable Inputs Utilized	Weighted Average of Unobservable Inputs
Assets:
Common Stocks	$138,964	Market Comparables	Run Rate EBITDA Multiple[2]	20.50x	—
		Probability-Weighted Expected Return Model	Discount Rate[1]	20.00%	—
			IPO Exit Probability[2]	45.00%	—
			Merger & Acquisition Probability[2]	50.00%	—
			Revenue Multiple[2]	9.0x - 13.25x	—
			Revenue Growth Rate[2]	78.00%	—
			Time to Exit[1]	1-2 years	—
Corporate Bonds[3]	1,095,184	Coverage Analysis	Revenue Multiple[2]	0.70x	—
		Discounted Cash Flow	Discount Rate[1]	15.00%	—
		Estimated Recovery Value	Recovery Rate[2]	—	—
		Market Comparables	Run Rate EBITDA Multiple[2]	20.50x	—
Preferred Stocks	2,785,522	Market Comparables	Priced to new financing round[2]	—	—
			Revenue Multiple[2]	7.0x- 12.0x	9.63x
			Revenue Growth Rate[2]	84.00%	—
		Option Pricing Model	Gross Profit Growth Rate[2]	83.00%	—
			Revenue Multiple[2]	4.50x - 9.00x	7.79x
			Risk Free Rate[1]	0.48% - 0.64%	0.52%
			Revenue Growth Rate[2]	182.00%	—
			Volatility[2]	54.00% - 57.00%	54.81%
			Time to Exit[1]	1-2 years	—
		Probability-Weighted Expected Return Model	Discount Rate[1]	20.00%	—
			IPO Exit Probability[2]	45.00% - 85.00%	70.42%
			Merger & Acquisition Probability[2]	10.00% - 50.00%	24.58%
			Revenue Multiple[2]	9.0x - 14.25x	12.32x
			Revenue Growth Rate[2]	78.00% - 83.00%	81.18%
			Time to Exit[1]	1-3 years	—

Total	$4,019,670

[1]	Decrease in unobservable input may result in a significant increase to value, while an increase in unobservable input may result in a significant decrease to value.

[2]	Increase in unobservable input may result in a significant increase to value, while a decrease in unobservable input may result in a significant decrease to value.

[3]

For the period ended June 30, 2016, the valuation technique for certain investments classified as corporate bonds changed to coverage analysis. The investment was previously valued utilizing an Option Pricing Model. Coverage Analysis was considered to be a more relevant measure of fair value for this investment.

See Notes to Financial Statements.

80	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

Schedule of Investments June 30, 2016 (Unaudited)	BlackRock Government Money Market Portfolio
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities	Par (000)	Value
Fannie Mae Discount Notes: (a)
0.21%, 8/01/16	$2,000	$1,999,277
0.23%, 8/17/16	500	499,700
Fannie Mae Variable Rate Notes: (b)
0.47%, 07/20/17	2,000	1,999,820
0.45%, 08/16/17	1,500	1,499,829
0.47%, 10/05/17	1,000	999,807
Federal Farm Credit Bank Discount Notes, 0.25%, 7/14/16 (a)	2,000	1,999,603
Federal Farm Credit Bank Variable Rate Notes: (b)
0.46%, 11/14/16	2,000	1,999,931
0.46%, 3/16/17	2,000	1,999,711
0.46%, 9/22/17	2,000	1,999,876
0.52%, 11/20/17	1,000	999,930
0.54%, 1/23/18	430	430,007
Federal Home Loan Bank Discount Notes: (a)
0.25%, 7/01/16	198	198,000
0.19%, 7/05/16	1,390	1,389,947
0.20%, 7/06/16	1,070	1,069,949
0.21%, 7/11/16	200	199,976
0.22%, 7/15/16	1,500	1,499,796
0.22%, 7/18/16	340	339,931
0.22%, 7/22/16	475	474,875
0.23%, 7/29/16	1,000	999,619
0.28%, 8/10/16	4,000	3,997,822
0.33%, 8/31/16	3,245	3,242,438
0.33%, 9/14/16	1,000	999,156
0.33%, 9/16/16	1,000	999,144
0.33%, 9/19/16	1,500	1,498,333
0.33%, 9/23/16	3,000	2,996,764
0.34%, 10/07/16	1,000	998,748
0.34%, 10/21/16	1,000	998,588
0.34%, 10/26/16	1,000	998,538
0.39%, 11/14/16	1,665	1,662,182
0.58%, 12/23/16	700	698,026
Federal Home Loan Bank Variable Rate Notes: (b)
0.61%, 11/25/16	2,000	2,000,000
0.50%, 02/07/17	1,000	999,904
0.59%, 08/25/17	880	880,000
0.46%, 03/14/17	1,500	1,499,794
0.46%, 03/15/17	1,000	1,000,000
0.52%, 07/06/17	1,475	1,475,000
0.55%, 10/27/17	1,270	1,270,000
Freddie Mac Discount Notes: (a)
0.20%, 7/06/16	3,500	3,499,773
0.24%, 7/13/16	2,000	1,999,713
0.24%, 7/22/16	2,000	1,999,463
0.27%, 8/12/16	1,500	1,499,204
0.31%, 10/06/16	1,000	998,936
Total U.S. Government Sponsored Agency Securities — 53.9%		60,811,110

U.S. Treasury Obligations	Par (000)	Value
U.S. Treasury Bills:
0.21%, 9/15/16 (a)	$2,500	$2,497,308
0.40%, 4/27/17 (a)	1,800	1,790,925
U.S. Treasury Notes:
0.33%, 4/30/17 (b)	2,000	1,999,966
0.43%, 10/31/17 (b)	1,249	1,248,136
Total U.S. Treasury Obligations — 6.7%		7,536,335

Repurchase Agreements
BNP Paribas Securities Corp., 0.36%, 7/22/16 (Purchased on 6/23/16 to be repurchased at $1,500,435, collateralized by various U.S. government sponsored agency obligations, 0.00% to 8.13% due from 8/11/16 to 11/15/40, aggregate original par and fair value of $1,318,549 and $1,530,000, respectively)	1,500	1,500,000
Total Value of BNP Paribas Securities Corp. (collateral value of $1,530,000)		1,500,000
Goldman Sachs & Co., 0.40%, 7/05/16 (Purchased on 6/28/16 to be repurchased at $4,000,311, collateralized by various Ginnie Mae Bonds, 3.50% to 5.00% due from 3/15/23 to 6/20/46, aggregate original par and fair value of $46,303,347 and $4,080,001, respectively)	4,000	4,000,000
Goldman Sachs & Co., 0.46%, 7/07/16 (Purchased on 6/30/16 to be repurchased at $1,000,089, collateralized by various U.S. government sponsored agency obligations, 1.91% to 10.50% due from 2/01/17 to 11/01/48, aggregate original par and fair value of $114,737,978 and $1,030,000, respectively)	1,000	1,000,000
Total Value of Goldman Sachs & Co. (collateral value of $5,110,001)		5,000,000
JPMorgan Securities LLC, 0.40%, 7/01/16 (Purchased on 6/30/16 to be repurchased at $10,000,111, collateralized by various U.S. Treasury obligations, 0.00% due at 3/30/17, aggregate original par and fair value of $10,235,000 and $10,203,272, respectively)	10,000	10,000,000

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2016	81

Schedule of Investments (concluded)	BlackRock Government Money Market Portfolio

Repurchase Agreements	Par (000)	Value
JPMorgan Securities LLC, 0.64%, 7/01/16 (c) (Purchased on 6/30/16 to be repurchased at $2,500,044, collateralized by Ginnie Mae Bond, 3.00% due at 10/20/42, aggregate original par and fair value of $3,700,000 and $2,552,886, respectively)	$2,500	$2,500,000
Total Value of JPMorgan Securities LLC (collateral value of $12,756,158)		12,500,000
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.48%, 7/07/16 (Purchased on 6/30/16 to be repurchased at $1,000,093, collateralized by U.S. government sponsored agency obligation, 5.70% due at 10/25/39, aggregate original par and fair value of $42,450,184 and $1,070,000, respectively)	1,000	1,000,000
Total Value of Merrill Lynch, Pierce, Fenner & Smith, Inc. (collateral value of $1,070,000)		1,000,000
Mizuho Securities USA, Inc., 0.53%, 7/01/16 (Purchased on 6/30/16 to be repurchased at $10,000,147, collateralized by various Ginnie Mae Bonds, 1.90% to 2.01% due at 12/31/50, aggregate original par and fair value of $54,887,420 and $11,100,000, respectively)	10,000	10,000,000
Total Value of Mizuho Securities USA, Inc. (collateral value of $11,100,000)		10,000,000

Repurchase Agreements	Par (000)	Value
Societe Generale, 0.40%, 7/01/16 (Purchased on 6/30/16 to be repurchased at $9,900,110, collateralized by U.S. Treasury obligations, 0.00% to 1.25% due from 11/30/18 to 5/15/44, aggregate original par and fair value of $9,815,300 and $10,098,006, respectively)	$9,900	$9,900,000
Total Value of Societe Generale (collateral value of $10,098,006)		9,900,000
Wells Fargo Securities LLC, 0.45%, 7/05/16 (Purchased on 6/28/16 to be repurchased at $3,000,263, collateralized by various U.S. government sponsored agency obligation, 3.00% due at 6/01/46, aggregate original par and fair value of $2,972,231 and $3,090,001, respectively)	3,000	3,000,000
Wells Fargo Securities LLC, 0.44%, 7/07/16 (Purchased on 6/30/16 to be repurchased at $3,000,257, collateralized by U.S. government sponsored agency obligation, 4.00% due at 3/01/46, aggregate original par and fair value of $2,927,442 and $3,090,001, respectively)	3,000	3,000,000
Total Value of Wells Fargo Securities LLC (collateral value of $6,180,002)		6,000,000
Total Repurchase Agreements — 40.7%		45,900,000
Total Investments (Cost — $114,247,445*) — 101.3%		114,247,445
Liabilities in Excess of Other Assets — (1.3)%		(1,471,630)

Net Assets — 100.0%		$112,775,815

Notes to Schedule of Investments

*	Cost for federal income tax purposes.

(a)	Rates are discount rates or a range of discount rates at the time of purchase.

(b)	Variable rate security. Rate as of period end.

(c)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities[1]	—	$114,247,445	—	$114,247,445

[1]	See above Schedule of Investments for values in each security type.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial reporting purposes. As of period end, cash of $94,247 is categorized as Level 1 within the disclosure hierarchy.

During the six months ended June 30, 2016, there were no transfers between levels.

See Notes to Financial Statements.

82	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

Schedule of Investments June 30, 2016 (Unaudited)	BlackRock High Yield Portfolio
(Percentages shown are based on Net Assets)

Common Stocks		Shares	Value
Capital Markets — 1.6%
American Capital Ltd. (a)		34,630	$548,193
Chemicals — 0.0%
Advanced Emissions Solutions, Inc. (a)		660	4,693
Consumer Finance — 1.2%
Ally Financial, Inc. (a)		17,050	291,043
Ally Financial, Inc. (a)		6,472	110,477

			401,520
Diversified Telecommunication Services — 0.0%
Broadview Networks Holdings, Inc. (a)		5,362	4,021
Hotels, Restaurants & Leisure — 0.8%
Amaya, Inc. (a)		18,250	279,976
Oil, Gas & Consumable Fuels — 0.1%
Denbury Resources, Inc.		6,480	23,263
Real Estate Investment Trusts (REITs) — 0.0%
Ovation Acquisition I, LLC (Acquired 12/28/15, cost $195) (a)(b)		195	195
Wireless Telecommunication Services — 0.2%
T-Mobile U.S., Inc. (a)		1,150	49,761
Total Common Stocks — 3.9%			1,311,622

Corporate Bonds		Par (000)
Aerospace & Defense — 1.4%
Bombardier, Inc.:
5.50%, 9/15/18 (c)	USD	27	26,730
6.00%, 10/15/22 (c)		20	17,100
7.50%, 3/15/25 (c)		65	56,225
Huntington Ingalls Industries, Inc., 5.00%, 12/15/21 (c)		20	20,925
KLX, Inc., 5.88%, 12/01/22 (c)		53	51,940
TransDigm, Inc.:
5.50%, 10/15/20		17	17,297
6.00%, 7/15/22		158	158,818
6.50%, 7/15/24		79	80,136
6.38%, 6/15/26 (c)		57	56,857

			486,028
Air Freight & Logistics — 0.3%
XPO Logistics, Inc.:
7.88%, 9/01/19 (c)		35	35,700
6.50%, 6/15/22 (c)		67	63,901

			99,601
Airlines — 1.4%
Air Medical Merger Sub Corp., 6.38%, 5/15/23 (c)		26	24,700
American Airlines Pass-Through Trust, Series 2013-2, Class C, 6.00%, 1/15/17 (c)		197	199,848
Continental Airlines Pass-Through Certificates, Series 2012-3, Class C, 6.13%, 4/29/18		120	126,300
National Air Cargo Group, Inc.:
11.88%, 5/02/18		28	28,074
11.88%, 5/08/18		29	28,960
Virgin Australia Trust, Series 2013-1C, 7.13%, 10/23/18 (c)		71	71,096

			478,978

Corporate Bonds		Par (000)	Value
Auto Components — 0.3%
Goodyear Tire & Rubber Co., 5.00%, 5/31/26	USD	7	$7,131
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.88%, 3/15/19		72	70,380
5.88%, 2/01/22		30	28,279

			105,790
Automobiles — 0.4%
Fiat Chrysler Finance Europe, 4.75%, 7/15/22	EUR	100	118,910
Banks — 1.4%
Banco Espirito Santo SA, 4.75%, 1/15/18 (a)(d)		100	27,744
Bank of Ireland, 4.25%, 6/11/24 (e)		100	107,681
Bankia SA, 4.00%, 5/22/24 (e)		100	104,630
CIT Group, Inc.:
6.63%, 4/01/18 (c)	USD	10	10,550
5.00%, 8/01/23		110	110,825
UniCredit SpA, 6.95%, 10/31/22	EUR	100	124,630

			486,060
Beverages — 0.1%
Constellation Brands, Inc.:
6.00%, 5/01/22	USD	10	11,175
4.25%, 5/01/23		10	10,400

			21,575
Building Products — 1.3%
Builders FirstSource, Inc., 7.63%, 6/01/21 (c)		2	2,090
CPG Merger Sub LLC, 8.00%, 10/01/21 (c)		92	92,000
Masonite International Corp., 5.63%, 3/15/23 (c)		27	28,013
Ply Gem Industries, Inc., 6.50%, 2/01/22		80	78,800
Standard Industries, Inc.:
5.13%, 2/15/21 (c)		18	18,495
5.50%, 2/15/23 (c)		29	29,653
6.00%, 10/15/25 (c)		78	81,510
USG Corp.:
9.75%, 1/15/18		50	54,813
5.88%, 11/01/21 (c)		28	29,295
5.50%, 3/01/25 (c)		10	10,475

			425,144
Capital Markets — 0.0%
E*TRADE Financial Corp., 0.00%, 8/31/19 (f)(g)		1	2,253
Chemicals — 1.0%
Chemours Co.:
6.63%, 5/15/23		15	12,750
7.00%, 5/15/25		25	20,969
Momentive Performance Materials, Inc.:
3.88%, 10/24/21		97	76,994
Escrow, 0.00%, 10/15/20 (a)(d)		82	—
Platform Specialty Products Corp.:
10.38%, 5/01/21 (c)		6	6,045
6.50%, 2/01/22 (c)		169	147,875
PQ Corp., 6.75%, 11/15/22 (c)		38	39,615
WR Grace & Co-Conn, 5.13%, 10/01/21 (c)		28	28,770

			333,018
Commercial Services & Supplies — 1.5%
Acosta, Inc., 7.75%, 10/01/22 (c)		55	48,263

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2016	83

Schedule of Investments (continued)	BlackRock High Yield Portfolio

Corporate Bonds		Par (000)	Value
Commercial Services & Supplies (continued)
ADT Corp.:
3.50%, 7/15/22	USD	58	$53,143
4.13%, 6/15/23		10	9,363
Advanced Disposal Services, Inc., 8.25%, 10/01/20		33	33,330
Befesa Zinc SAU Via Zinc Capital SA, 8.88%, 5/15/18	EUR	100	110,314
Ceridian HCM Holding, Inc., 11.00%, 3/15/21 (c)	USD	28	27,860
Herc Spinoff Escrow Issuer LLC/Herc Spinoff Escrow Issuer Corp.:
7.50%, 6/01/22 (c)		12	11,790
7.75%, 6/01/24 (c)		19	18,525
Mobile Mini, Inc., 5.88%, 7/01/24 (c)		50	51,375
Prime Security One MS, Inc., 4.88%, 7/15/32 (c)		5	3,819
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 5/15/23 (c)		56	59,360
Safway Group Holding LLC/Safway Finance Corp., 7.00%, 5/15/18 (c)		15	14,963
WaveDivision Escrow LLC/WaveDivision Escrow Corp., 8.13%, 9/01/20 (c)		62	64,480

			506,585
Communications Equipment — 1.3%
Alcatel-Lucent USA, Inc., 6.45%, 3/15/29		162	168,885
Blue Coat Holdings, Inc., 8.38%, 6/01/23 (c)		48	54,240
CommScope Technologies Finance LLC, 6.00%, 6/15/25 (c)		49	50,225
CommScope, Inc., 5.50%, 6/15/24 (c)		48	48,720
Nokia OYJ:
5.38%, 5/15/19		10	10,700
6.63%, 5/15/39		67	70,853
Riverbed Technology, Inc., 8.88%, 3/01/23 (c)		31	32,085

			435,708
Construction & Engineering — 0.3%
AECOM, 5.88%, 10/15/24		35	35,875
Brand Energy & Infrastructure Services, Inc., 8.50%, 12/01/21 (c)		23	22,080
Modular Space Corp., 10.25%, 1/31/19 (c)		121	58,080

			116,035
Consumer Finance — 1.3%
Ally Financial, Inc.:
5.13%, 9/30/24		40	40,750
8.00%, 11/01/31		283	327,573
DFC Finance Corp., 10.50%, 6/15/20 (c)		40	24,000
Navient Corp.:
5.50%, 1/25/23		5	4,387
6.13%, 3/25/24		17	14,917
5.88%, 10/25/24		13	11,115
OneMain Financial Holdings LLC:
6.75%, 12/15/19 (c)		11	10,725
7.25%, 12/15/21 (c)		4	3,830

			437,297
Containers & Packaging — 3.4%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
6.00%, 6/30/21 (c)		200	198,500
4.25%, 1/15/22	EUR	100	112,918
Ball Corp.:
5.00%, 3/15/22	USD	15	15,923
4.38%, 12/15/23	EUR	100	119,576

Corporate Bonds		Par (000)	Value
Containers & Packaging (continued)
Beverage Packaging Holdings Luxembourg II SA, 5.63%, 12/15/16 (c)	USD	14	$14,035
Crown European Holdings SA, 3.38%, 5/15/25	EUR	100	110,876
Reynolds Group Issuer, Inc.:
5.75%, 10/15/20	USD	62	64,015
6.88%, 2/15/21		100	103,000
8.25%, 2/15/21		200	209,224
4.13%, 7/15/21 (c)(e)		60	60,150
5.13%, 7/15/23 (c)		4	4,050
7.00%, 7/15/24 (c)		62	63,829
Sealed Air Corp.:
4.88%, 12/01/22 (c)		21	21,604
5.13%, 12/01/24 (c)		16	16,420
6.88%, 7/15/33 (c)		30	31,800

			1,145,920
Distributors — 0.1%
American Tire Distributors, Inc., 10.25%, 3/01/22 (c)		29	25,447
Diversified Consumer Services — 0.1%
Service Corp. International, 5.38%, 5/15/24		22	22,825
Diversified Financial Services — 1.1%
Mercury Bondco PLC, 8.25% (8.25% Cash or 9.00% PIK), 5/30/21 (h)	EUR	100	109,677
MGM Growth Properties Operating Partnership LP/MGP Escrow Co-Issuer, Inc., 5.63%, 5/01/24 (c)	USD	131	138,533
MSCI, Inc., 5.75%, 8/15/25 (c)		14	14,525
Solera LLC/Solera Finance, Inc., 10.50%, 3/01/24 (c)		101	106,176

			368,911
Diversified Telecommunication Services — 3.5%
CenturyLink, Inc., Series S, 6.45%, 6/15/21		15	15,244
Frontier Communications Corp.:
6.25%, 9/15/21		50	47,138
7.13%, 1/15/23		40	35,800
7.63%, 4/15/24		33	29,205
6.88%, 1/15/25		89	74,704
11.00%, 9/15/25		30	31,050
Intelsat Jackson Holdings SA:
7.25%, 10/15/20		64	45,600
6.63%, 12/15/22		23	15,525
5.50%, 8/01/23		48	30,480
Level 3 Financing, Inc.:
5.38%, 8/15/22		46	46,460
5.63%, 2/01/23		72	72,675
5.13%, 5/01/23		53	52,536
5.38%, 1/15/24		33	33,124
5.38%, 5/01/25		15	14,887
5.25%, 3/15/26 (c)		44	43,120
SBA Communications Corp., 5.63%, 10/01/19		35	36,137
Telecom Italia Capital SA:
6.00%, 9/30/34		60	57,300
7.20%, 7/18/36		20	20,025
Telecom Italia SpA, 3.25%, 1/16/23	EUR	100	117,994
Wind Acquisition Finance SA, 4.00%, 7/15/20		110	120,242
Zayo Group LLC/Zayo Capital, Inc.:
6.00%, 4/01/23	USD	116	117,740
6.38%, 5/15/25		101	103,020

			1,160,006

See Notes to Financial Statements.

84	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock High Yield Portfolio

Corporate Bonds		Par (000)	Value
Electrical Equipment — 0.2%
GrafTech International Ltd., 6.38%, 11/15/20	USD	17	$13,090
Sensata Technologies BV:
5.63%, 11/01/24 (c)		47	48,792
5.00%, 10/01/25 (c)		13	13,057

			74,939
Electronic Equipment, Instruments & Components — 0.4%
CDW LLC/CDW Finance Corp.:
6.00%, 8/15/22		35	36,575
5.00%, 9/01/23		26	26,182
5.50%, 12/01/24		75	77,437

			140,194
Energy Equipment & Services — 1.0%
Ensco PLC:
4.70%, 3/15/21		10	8,309
4.50%, 10/01/24		36	24,120
5.20%, 3/15/25		38	26,410
Noble Holding International Ltd.:
4.63%, 3/01/21		5	4,050
6.95%, 4/01/25		15	11,963
Noble Holding U.S. Corp./Noble Drilling Services 6 LLC/Noble Drilling Holding LLC, 7.50%, 3/15/19		15	15,150
Transocean, Inc.:
3.75%, 10/15/17		25	25,187
6.00%, 3/15/18		75	76,125
7.38%, 4/15/18		5	5,063
6.50%, 11/15/20		5	4,443
5.05%, 10/15/22		35	24,763
Weatherford International LLC, 6.80%, 6/15/37		7	5,165
Weatherford International Ltd.:
7.75%, 6/15/21		73	71,084
4.50%, 4/15/22		14	12,005
6.50%, 8/01/36		10	7,175
7.00%, 3/15/38		13	9,620
5.95%, 4/15/42		12	8,520

			339,152
Food & Staples Retailing — 0.9%
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC, 6.63%, 6/15/24 (c)		19	19,617
Rite Aid Corp.:
9.25%, 3/15/20		20	21,104
6.75%, 6/15/21		37	38,943
6.13%, 4/01/23 (c)		165	176,137
7.70%, 2/15/27		43	51,277

			307,078
Food Products — 0.9%
JBS USA LLC/JBS USA Finance, Inc.:
7.25%, 6/01/21 (c)		10	10,350
5.75%, 6/15/25 (c)		27	25,380
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 5.88%, 1/15/24 (c)		8	8,370
Post Holdings, Inc.:
6.75%, 12/01/21 (c)		23	24,323
7.38%, 2/15/22		18	18,923
7.75%, 3/15/24 (c)		82	90,097
8.00%, 7/15/25 (c)		52	57,655

Corporate Bonds		Par (000)	Value
Food Products (continued)
Smithfield Foods, Inc., 5.88%, 8/01/21 (c)	USD	11	$11,467
TreeHouse Foods, Inc., 6.00%, 2/15/24 (c)		18	19,080
WhiteWave Foods Co., 5.38%, 10/01/22		25	26,750

			292,395
Health Care Equipment & Supplies — 0.7%
Alere, Inc.:
6.50%, 6/15/20		13	12,935
6.38%, 7/01/23 (c)		40	41,700
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.13%, 6/15/21 (c)		101	87,365
Hologic, Inc., 5.25%, 7/15/22 (c)		75	78,375
Teleflex, Inc., 4.88%, 6/01/26		12	12,120

			232,495
Health Care Providers & Services — 4.6%
Acadia Healthcare Co., Inc.:
5.13%, 7/01/22		11	10,670
5.63%, 2/15/23		36	35,280
6.50%, 3/01/24 (c)		8	8,120
Amsurg Corp., 5.63%, 7/15/22		70	71,925
Centene Corp.:
5.63%, 2/15/21 (c)		45	46,913
4.75%, 5/15/22		62	63,240
6.13%, 2/15/24 (c)		27	28,704
CHS/Community Health Systems, Inc., 6.88%, 2/01/22		37	32,375
DaVita HealthCare Partners, Inc., 5.00%, 5/01/25		105	104,081
Envision Healthcare Corp., 5.13%, 7/01/22 (c)		55	55,275
ExamWorks Group, Inc., 5.63%, 4/15/23		20	22,200
Fresenius Medical Care U.S. Finance II, Inc.:
5.88%, 1/31/22 (c)		5	5,481
4.75%, 10/15/24 (c)		39	40,267
Fresenius U.S. Finance II, Inc., 4.50%, 1/15/23 (c)		19	19,427
HCA Holdings, Inc., 6.25%, 2/15/21		10	10,675
HCA, Inc.:
7.50%, 2/15/22		123	139,851
5.88%, 3/15/22		33	35,887
4.75%, 5/01/23		23	23,575
5.00%, 3/15/24		57	58,995
5.38%, 2/01/25		77	78,925
5.25%, 4/15/25		18	18,810
5.88%, 2/15/26		48	49,800
5.25%, 6/15/26		39	40,487
Series 1, 5.88%, 5/01/23		41	43,665
HealthSouth Corp.:
5.13%, 3/15/23		30	29,400
5.75%, 11/01/24		63	63,252
5.75%, 9/15/25		5	4,950
MEDNAX, Inc., 5.25%, 12/01/23 (c)		46	46,575
MPH Acquisition Holdings LLC, 7.13%, 6/01/24 (c)		36	37,800
RegionalCare Hospital Partners Holdings, Inc., 8.25%, 5/01/23 (c)		48	49,200
Surgery Center Holdings, Inc., 8.88%, 4/15/21 (c)		10	10,275
Surgical Care Affiliates, Inc., 6.00%, 4/01/23 (c)		17	17,340

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2016	85

Schedule of Investments (continued)	BlackRock High Yield Portfolio

Corporate Bonds		Par (000)	Value
Health Care Providers & Services (continued)
Tenet Healthcare Corp.:
4.75%, 6/01/20	USD	40	$40,972
4.50%, 4/01/21		16	16,120
4.38%, 10/01/21		3	2,977
8.13%, 4/01/22		55	56,364
6.75%, 6/15/23		118	112,985

			1,532,838
Hotels, Restaurants & Leisure — 3.4%
Aramark Services, Inc.:
5.13%, 1/15/24		48	48,960
5.13%, 1/15/24 (c)		18	18,360
BC ULC/New Red Finance, Inc., 6.00%, 4/01/22 (c)		70	72,603
Boyd Gaming Corp., 6.88%, 5/15/23		41	43,665
Caesars Entertainment Resort Properties LLC, 8.00%, 10/01/20		80	80,200
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.63%, 10/15/21		50	51,750
International Game Technology PLC, 4.75%, 2/15/23	EUR	100	114,860
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC:
5.00%, 6/01/24 (c)	USD	10	10,175
5.25%, 6/01/26 (c)		13	13,325
MGM Resorts International:
8.63%, 2/01/19		21	23,583
5.25%, 3/31/20		22	23,100
6.75%, 10/01/20		64	69,920
6.63%, 12/15/21		59	64,163
6.00%, 3/15/23		24	25,320
Pinnacle Entertainment, Inc., 5.63%, 5/01/24 (c)		9	8,977
Scientific Games International, Inc.:
7.00%, 1/01/22 (c)		28	28,140
10.00%, 12/01/22		11	8,937
Six Flags Entertainment Corp.:
5.25%, 1/15/21 (c)		40	41,250
4.88%, 7/31/24 (c)		16	15,800
Snai SpA, 7.63%, 6/15/18	EUR	100	114,305
Station Casinos LLC, 7.50%, 3/01/21	USD	93	98,464
Sterling Entertainment Enterprises LLC, 9.75%, 12/25/19 (c)		150	148,500
Yum! Brands, Inc., 3.75%, 11/01/21		12	11,760

			1,136,117
Household Durables — 1.1%
Beazer Homes USA, Inc., 6.63%, 4/15/18		9	9,157
CalAtlantic Group, Inc.:
6.63%, 5/01/20		6	6,585
8.38%, 1/15/21		73	84,133
5.88%, 11/15/24		20	20,600
Lennar Corp.:
4.50%, 11/15/19		18	18,750
4.75%, 4/01/21		27	28,080
4.75%, 11/15/22		24	24,390
4.88%, 12/15/23		24	24,060
PulteGroup, Inc.:
5.50%, 3/01/26		40	41,000
6.38%, 5/15/33		30	31,125
Tempur Sealy International, Inc., 5.50%, 6/15/26 (c)		17	16,703

Corporate Bonds		Par (000)	Value
Household Durables (continued)
TRI Pointe Group, Inc.:
4.38%, 6/15/19	USD	10	$10,050
4.88%, 7/01/21		25	24,937
5.88%, 6/15/24		35	35,569

			375,139
Household Products — 0.4%
HRG Group, Inc., 7.88%, 7/15/19		26	27,267
Spectrum Brands, Inc.:
6.63%, 11/15/22		65	68,981
5.75%, 7/15/25		28	29,155

			125,403
Independent Power and Renewable Electricity Producers — 1.1%
AES Corp.:
4.88%, 5/15/23		2	1,975
5.50%, 3/15/24		5	5,119
Calpine Corp.:
6.00%, 1/15/22 (c)		5	5,237
5.38%, 1/15/23		6	5,850
5.88%, 1/15/24 (c)		25	26,000
5.50%, 2/01/24		140	135,100
Dynegy, Inc.:
6.75%, 11/01/19		65	65,081
7.38%, 11/01/22		18	17,370
NRG Energy, Inc.:
7.88%, 5/15/21		27	27,945
6.63%, 3/15/23		5	4,925
7.25%, 5/15/26 (c)		48	47,760
NRG Yield Operating LLC, 5.38%, 8/15/24		15	14,925

			357,287
Insurance — 0.6%
HUB International Ltd.:
9.25%, 2/15/21 (c)		17	17,765
7.88%, 10/01/21 (c)		87	83,520
Radian Group, Inc., 5.25%, 6/15/20		38	38,285
Wayne Merger Sub LLC, 8.25%, 8/01/23 (c)		57	56,287

			195,857
Internet & Catalog Retail — 0.1%
Netflix, Inc.:
5.50%, 2/15/22		40	41,700
5.88%, 2/15/25		5	5,244

			46,944
IT Services — 0.4%
Alliance Data Systems Corp., 5.38%, 8/01/22 (c)		35	33,513
APX Group, Inc.:
6.38%, 12/01/19		22	21,780
8.75%, 12/01/20		13	11,927
Sabre GLBL, Inc., 5.38%, 4/15/23 (c)		16	16,360
WEX, Inc., 4.75%, 2/01/23 (c)		50	48,500

			132,080
Life Sciences Tools & Services — 0.8%
Crimson Merger Sub, Inc., 6.63%, 5/15/22 (c)		85	70,125
DPx Holdings BV, 7.50%, 2/01/22 (c)		35	35,963
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, 8/01/23 (c)		148	151,330

See Notes to Financial Statements.

86	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock High Yield Portfolio

Corporate Bonds		Par (000)	Value
Life Sciences Tools & Services (continued)
Sterigenics-Nordion Holdings LLC, 6.50%, 5/15/23 (c)	USD	12	$12,150

			269,568
Machinery — 0.5%
Gardner Denver, Inc., 6.88%, 8/15/21 (c)		15	13,613
Gates Global LLC/Gates Global Co.:
5.75%, 7/15/22	EUR	100	92,545
6.00%, 7/15/22 (c)	USD	22	19,250
Schaeffler Holding Finance BV, 6.88% (6.88% Cash or 7.38% PIK), 8/15/18 (h)	EUR	38	42,502

			167,910
Media — 10.6%
Altice Luxembourg SA, 7.25%, 5/15/22		100	111,669
Altice U.S. Finance I Corp.:
5.38%, 7/15/23 (c)	USD	200	198,500
5.50%, 5/15/26 (c)		200	200,000
AMC Networks, Inc.:
4.75%, 12/15/22		37	36,723
5.00%, 4/01/24		10	9,899
Cablevision Systems Corp.:
8.63%, 9/15/17		14	14,787
7.75%, 4/15/18		34	36,401
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.25%, 9/30/22		105	107,756
5.13%, 5/01/23 (c)		63	63,354
5.88%, 4/01/24 (c)		58	60,175
5.75%, 2/15/26 (c)		19	19,570
5.50%, 5/01/26 (c)		52	52,780
5.88%, 5/01/27 (c)		118	121,835
Cengage Learning Acquisitions, Inc., 0.00%, 4/15/20 (a)(d)(g)		166	—
Cequel Communications Holdings I LLC/Cequel Capital Corp.:
6.38%, 9/15/20 (c)		57	57,958
5.13%, 12/15/21 (c)		27	25,717
5.13%, 12/15/21 (c)		60	57,000
Clear Channel International BV, 8.75%, 12/15/20 (c)		55	57,200
Clear Channel Worldwide Holdings, Inc., 7.63%, 3/15/20		99	94,199
Clear Channel Worldwide Holdings, Inc., Series B, 6.50%, 11/15/22		292	292,000
CSC Holdings LLC, 5.25%, 6/01/24		46	41,860
DISH DBS Corp.:
6.75%, 6/01/21		35	36,269
5.88%, 7/15/22		13	12,643
5.00%, 3/15/23		10	9,100
5.88%, 11/15/24		37	34,410
7.75%, 7/01/26 (c)		98	100,940
DreamWorks Animation SKG, Inc., 6.88%, 8/15/20 (c)		4	4,233
Gray Television, Inc., 5.88%, 7/15/26 (c)		10	10,025
iHeartCommunications, Inc.:
9.00%, 12/15/19		39	29,250
9.00%, 3/01/21		31	21,855
9.00%, 9/15/22		80	54,800
10.63%, 3/15/23		35	24,237
Lamar Media Corp., 5.75%, 2/01/26 (c)		7	7,284
Live Nation Entertainment, Inc., 7.00%, 9/01/20 (c)		23	23,949
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance, 7.88%, 5/15/24 (c)		12	12,420

Corporate Bonds		Par (000)	Value
Media (continued)
MDC Partners, Inc., 6.50%, 5/01/24 (c)	USD	65	$64,513
Midcontinent Communications & Midcontinent Finance Corp., 6.25%, 8/01/21 (c)		40	41,200
Neptune Finco Corp., 10.13%, 1/15/23 (c)		200	224,000
Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 4/15/22 (c)		77	78,540
Numericable-SFR SA:
6.00%, 5/15/22 (c)		200	194,500
7.38%, 5/01/26 (c)		248	245,210
Outfront Media Capital LLC/Outfront Media Capital Corp.:
5.25%, 2/15/22		30	30,450
5.88%, 3/15/25		5	5,150
Radio One, Inc., 7.38%, 4/15/22 (c)		10	9,550
RCN Telecom Services LLC/RCN Capital Corp., 8.50%, 8/15/20 (c)		30	30,750
Regal Entertainment Group, 5.75%, 2/01/25		18	17,730
Sirius XM Radio, Inc.:
4.25%, 5/15/20 (c)		20	20,219
4.63%, 5/15/23 (c)		10	9,701
TEGNA, Inc.:
4.88%, 9/15/21 (c)		40	41,000
5.50%, 9/15/24 (c)		5	5,150
Townsquare Media, Inc., 6.50%, 4/01/23 (c)		7	6,921
Trader Corp., 9.88%, 8/15/18 (c)		30	30,975
Tribune Media Co., 5.88%, 7/15/22		80	79,600
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 4.00%, 1/15/25	EUR	100	111,579
Univision Communications, Inc.:
8.50%, 5/15/21 (c)	USD	15	15,675
6.75%, 9/15/22 (c)		5	5,275
5.13%, 5/15/23 (c)		97	96,273
5.13%, 2/15/25 (c)		129	127,549

			3,532,308
Metals & Mining — 4.6%
Alcoa, Inc.:
5.13%, 10/01/24		54	53,865
5.90%, 2/01/27		2	2,030
6.75%, 1/15/28		7	7,210
5.95%, 2/01/37		3	2,805
Anglo American Capital PLC, 3.50%, 3/28/22	EUR	100	104,308
ArcelorMittal:
6.13%, 6/01/18	USD	44	46,305
7.25%, 2/25/22		3	3,157
8.00%, 10/15/39		8	7,760
7.75%, 3/01/41		35	33,337
Constellium NV, 8.00%, 1/15/23 (c)		250	220,000
First Quantum Minerals Ltd., 7.25%, 5/15/22 (c)		30	23,175
Freeport-McMoRan, Inc.:
2.30%, 11/14/17		21	20,633
2.38%, 3/15/18		217	212,660
3.10%, 3/15/20		20	18,900
4.00%, 11/14/21		19	17,165
3.55%, 3/01/22		106	93,280
3.88%, 3/15/23		119	104,125
5.40%, 11/14/34		17	13,515
5.45%, 3/15/43		23	18,457
Joseph T Ryerson & Son, Inc., 11.00%, 5/15/22 (c)		22	22,770
Kaiser Aluminum Corp., 5.88%, 5/15/24 (c)		14	14,385

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2016	87

Schedule of Investments (continued)	BlackRock High Yield Portfolio

Corporate Bonds		Par (000)	Value
Metals & Mining (continued)
Novelis, Inc.:
8.38%, 12/15/17	USD	25	$25,563
8.75%, 12/15/20		120	125,100
Steel Dynamics, Inc.:
5.13%, 10/01/21		35	35,831
5.25%, 4/15/23		42	42,840
5.50%, 10/01/24		8	8,180
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.38%, 2/01/20 (c)		22	18,480
Teck Resources Ltd.:
3.00%, 3/01/19		27	25,380
8.00%, 6/01/21 (c)		54	55,620
8.50%, 6/01/24 (c)		58	60,175
6.00%, 8/15/40		22	15,400
United States Steel Corp., 8.38%, 7/01/21 (c)		41	43,050
Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75%, 12/15/18 (c)		57	52,440

			1,547,901
Multiline Retail — 0.8%
Dollar Tree, Inc., 5.75%, 3/01/23 (c)		206	218,875
Family Dollar Stores, Inc., 5.00%, 2/01/21		36	38,160

			257,035
Oil, Gas & Consumable Fuels — 12.3%
Alberta Energy Co. Ltd., 7.38%, 11/01/31		9	9,512
Antero Resources Corp., 5.63%, 6/01/23		5	4,850
California Resources Corp.:
8.00%, 12/15/22 (c)		95	67,450
6.00%, 11/15/24		25	12,250
Carrizo Oil & Gas, Inc.:
7.50%, 9/15/20		11	11,137
6.25%, 4/15/23		50	48,125
Cenovus Energy, Inc.:
5.70%, 10/15/19		7	7,404
3.80%, 9/15/23		10	9,411
6.75%, 11/15/39		8	8,401
5.20%, 9/15/43		5	4,296
Cheniere Corpus Christi Holdings LLC, 7.00%, 6/30/24 (c)		100	102,688
Chesapeake Energy Corp.:
3.88%, 4/15/19 (e)		65	48,913
6.63%, 8/15/20		5	3,513
8.00%, 12/15/22 (c)		39	33,053
Concho Resources, Inc., 6.50%, 1/15/22		7	7,166
CONSOL Energy, Inc.:
5.88%, 4/15/22		197	171,883
8.00%, 4/01/23		7	6,195
Continental Resources, Inc.:
5.00%, 9/15/22		43	42,033
4.50%, 4/15/23		41	38,233
3.80%, 6/01/24		85	74,163
4.90%, 6/01/44		20	16,500
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.25%, 4/01/23 (c)		5	4,600
CrownRock LP/CrownRock Finance, Inc.:
7.13%, 4/15/21 (c)		51	52,275
7.75%, 2/15/23 (c)		20	20,900
Denbury Resources, Inc., 9.00%, 5/15/21 (c)		94	94,000
Diamondback Energy, Inc., 7.63%, 10/01/21		47	49,644

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Encana Corp.:
3.90%, 11/15/21	USD	19	$18,425
6.50%, 8/15/34		34	34,083
6.63%, 8/15/37		19	18,918
6.50%, 2/01/38		42	41,718
5.15%, 11/15/41		24	18,840
Energy Transfer Equity LP:
7.50%, 10/15/20		16	16,960
5.88%, 1/15/24		86	83,635
5.50%, 6/01/27		45	42,300
Freeport-McMoRan Oil & Gas LLC/FCX Oil & Gas, Inc.:
6.50%, 11/15/20		18	18,038
6.63%, 5/01/21		20	19,900
Genesis Energy LP/Genesis Energy Finance Corp.:
5.75%, 2/15/21		14	13,230
6.75%, 8/01/22		25	24,250
6.00%, 5/15/23		7	6,545
5.63%, 6/15/24		12	10,920
Gulfport Energy Corp.:
7.75%, 11/01/20		44	45,210
6.63%, 5/01/23		3	2,955
Halcon Resources Corp., 8.63%, 2/01/20 (c)		20	18,862
Hilcorp Energy I LP/Hilcorp Finance Co.:
7.63%, 4/15/21 (c)		5	5,137
5.00%, 12/01/24 (c)		30	27,972
Matador Resources Co., 6.88%, 4/15/23		40	40,800
MEG Energy Corp.:
6.50%, 3/15/21 (c)		53	41,075
6.38%, 1/30/23 (c)		48	35,520
7.00%, 3/31/24 (c)		159	122,430
Memorial Production Partners LP/Memorial Production Finance Corp.:
7.63%, 5/01/21		26	13,975
6.88%, 8/01/22		22	11,000
Memorial Resource Development Corp., 5.88%, 7/01/22		43	42,893
NGPL PipeCo LLC:
7.12%, 12/15/17 (c)		287	299,197
9.63%, 6/01/19 (c)		25	26,125
7.77%, 12/15/37 (c)		27	26,190
Oasis Petroleum, Inc.:
7.25%, 2/01/19		5	4,787
6.50%, 11/01/21		8	7,300
6.88%, 3/15/22		68	62,815
6.88%, 1/15/23		5	4,550
ONEOK, Inc.:
4.25%, 2/01/22		10	9,200
7.50%, 9/01/23		20	21,300
Parsley Energy LLC/Parsley Finance Corp.:
7.50%, 2/15/22 (c)		23	23,977
6.25%, 6/01/24 (c)		9	9,113
QEP Resources, Inc.:
6.88%, 3/01/21		8	8,080
5.38%, 10/01/22		25	23,313
5.25%, 5/01/23		55	50,600
Range Resources Corp., 5.00%, 3/15/23		35	32,813

See Notes to Financial Statements.

88	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock High Yield Portfolio

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Rockies Express Pipeline LLC:
6.85%, 7/15/18 (c)	USD	5	$5,187
6.00%, 1/15/19 (c)		17	17,297
5.63%, 4/15/20 (c)		5	5,013
6.88%, 4/15/40 (c)		96	91,440
RSP Permian, Inc., 6.63%, 10/01/22		40	41,200
Sabine Pass Liquefaction LLC:
5.63%, 4/15/23		177	177,664
5.75%, 5/15/24		300	297,750
5.88%, 6/30/26 (c)		62	62,233
Sabine Pass LNG LP, 6.50%, 11/01/20		40	41,625
Sanchez Energy Corp.:
7.75%, 6/15/21		33	27,967
6.13%, 1/15/23		110	84,975
Seven Generations Energy Ltd.:
8.25%, 5/15/20 (c)		126	130,567
6.75%, 5/01/23 (c)		19	19,143
SM Energy Co.:
6.13%, 11/15/22		40	36,750
6.50%, 1/01/23		6	5,580
5.00%, 1/15/24		25	21,375
Southern Star Central Corp., 5.13%, 7/15/22 (c)		13	12,675
Southwestern Energy Co.:
3.30%, 1/23/18		47	48,034
7.50%, 2/01/18		26	27,625
4.05%, 1/23/20		27	26,527
4.10%, 3/15/22		24	21,420
4.95%, 1/23/25		10	9,575
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
6.88%, 2/01/21		10	10,175
6.38%, 8/01/22		10	10,025
5.25%, 5/01/23		2	1,890
6.75%, 3/15/24 (c)		9	9,225
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
6.13%, 10/15/21		6	6,210
6.25%, 10/15/22		60	62,550
6.38%, 5/01/24		14	14,665
Whiting Petroleum Corp.:
5.00%, 3/15/19 (f)		8	7,720
1.25%, 6/05/20 (f)		151	134,767
5.75%, 3/15/21		3	2,707
5.75%, 3/15/21 (f)		35	33,075
6.25%, 4/01/23 (f)		114	106,590
Williams Cos., Inc.:
3.70%, 1/15/23		5	4,425
4.55%, 6/24/24		34	31,229
WPX Energy, Inc.:
5.25%, 1/15/17		10	10,025
7.50%, 8/01/20		10	9,981
6.00%, 1/15/22		78	72,540
8.25%, 8/01/23		20	20,050
5.25%, 9/15/24		15	13,200

			4,106,217
Paper & Forest Products — 0.2%
Norbord, Inc., 6.25%, 4/15/23 (c)		20	20,500

Corporate Bonds		Par (000)	Value
Paper & Forest Products (continued)
PH Glatfelter Co., 5.38%, 10/15/20	USD	8	$8,120
Unifrax I LLC/Unifrax Holding Co., 7.50%, 2/15/19 (c)		32	27,680

			56,300
Personal Products — 0.2%
NBTY, Inc., 7.63%, 5/15/21 (c)		77	77,096
Pharmaceuticals — 1.4%
Capsugel SA, 7.00% (7.00% Cash or 7.75% PIK), 5/15/19 (c)(h)		18	18,045
Concordia International Corp., 7.00%, 4/15/23 (c)		12	10,230
Endo Finance LLC/Endo Finco, Inc., 7.75%, 1/15/22 (c)		5	4,637
Mallinckrodt International Finance SA/Mallinckrodt CB LLC:
4.88%, 4/15/20 (c)		9	8,685
5.75%, 8/01/22 (c)		5	4,750
Prestige Brands, Inc., 6.38%, 3/01/24 (c)		17	17,637
Valeant Pharmaceuticals International, Inc.:
6.75%, 8/15/18 (c)		4	3,870
5.38%, 3/15/20 (c)		153	130,719
7.00%, 10/01/20 (c)		50	44,125
6.38%, 10/15/20 (c)		43	36,980
7.50%, 7/15/21 (c)		88	77,605
5.63%, 12/01/21 (c)		28	23,100
5.50%, 3/01/23 (c)		6	4,819
5.88%, 5/15/23 (c)		88	71,060
6.13%, 4/15/25 (c)		6	4,815

			461,077
Real Estate Investment Trusts (REITs) — 1.0%
Communications Sales & Leasing, Inc./CSL Capital LLC:
6.00%, 4/15/23 (c)		9	9,157
8.25%, 10/15/23		54	54,777
Equinix, Inc., 5.88%, 1/15/26		47	48,968
ESH Hospitality, Inc., 5.25%, 5/01/25 (c)		76	74,005
FelCor Lodging LP, 5.63%, 3/01/23		8	8,000
GEO Group, Inc.:
5.88%, 10/15/24		50	50,625
6.00%, 4/15/26		7	7,070
GLP Capital LP/GLP Financing II, Inc.:
4.38%, 11/01/18		20	20,525
5.38%, 11/01/23		6	6,263
Iron Mountain, Inc., 6.00%, 10/01/20 (c)		35	36,619
VEREIT Operating Partnership LP, 4.13%, 6/01/21		11	11,474

			327,483
Real Estate Management & Development — 0.7%
Crescent Resources LLC/Crescent Ventures, Inc., 10.25%, 8/15/17 (c)		18	18,000
Realogy Group LLC/Realogy Co-Issuer Corp.:
4.50%, 4/15/19 (c)		5	5,125
5.25%, 12/01/21 (c)		108	110,565
4.88%, 6/01/23 (c)		95	93,813
Tropicana Entertainment LLC/Tropicana Finance Corp., 9.63%, 12/15/14 (a)(d)		15	—

			227,503

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2016	89

Schedule of Investments (continued)	BlackRock High Yield Portfolio

Corporate Bonds		Par (000)	Value
Road & Rail — 0.9%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.:
5.13%, 6/01/22 (c)	USD	20	$19,300
5.50%, 4/01/23		5	4,925
6.38%, 4/01/24 (c)		5	4,950
5.25%, 3/15/25 (c)		96	86,880
Florida East Coast Holdings Corp., 6.75%, 5/01/19 (c)		41	40,795
Hertz Corp.:
6.75%, 4/15/19		25	25,523
7.38%, 1/15/21		55	56,787
Jack Cooper Enterprises, Inc., 10.50% (10.50% Cash or 11.25% PIK), 3/15/19 (c)(h)		107	33,629
Watco Cos. LLC/Watco Finance Corp., 6.38%, 4/01/23 (c)		34	33,660

			306,449
Semiconductors & Semiconductor Equipment — 0.0%
Advanced Micro Devices, Inc., 7.50%, 8/15/22		10	8,900
Software — 2.9%
Ensemble S Merger Sub, Inc., 9.00%, 9/30/23 (c)		21	20,737
First Data Corp.:
7.00%, 12/01/23 (c)		297	300,713
5.00%, 1/15/24 (c)		89	89,223
5.75%, 1/15/24 (c)		247	245,147
Infinity Acquisition LLC/Infinity Acquisition Finance Corp., 7.25%, 8/01/22 (c)		5	4,363
Infor Software Parent LLC/Infor Software Parent, Inc., 7.13% (7.13% Cash or 7.88% PIK), 5/01/21 (c)(h)		56	49,560
Infor U.S., Inc., 6.50%, 5/15/22		134	126,547
Informatica LLC, 7.13%, 7/15/23 (c)		40	37,900
Nuance Communications, Inc.:
5.38%, 8/15/20 (c)		15	15,263
6.00%, 7/01/24 (c)		25	25,125
PTC, Inc., 6.00%, 5/15/24		14	14,490
SS&C Technologies Holdings, Inc., 5.88%, 7/15/23		42	42,945

			972,013
Specialty Retail — 0.9%
Asbury Automotive Group, Inc., 6.00%, 12/15/24		64	64,480
L Brands, Inc., 6.88%, 11/01/35		50	50,625
Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21 (c)		79	64,385
Penske Automotive Group, Inc.:
5.75%, 10/01/22		39	39,000
5.38%, 12/01/24		11	10,615
5.50%, 5/15/26		24	22,800
Sally Holdings LLC/Sally Capital, Inc.:
5.75%, 6/01/22		10	10,363
5.50%, 11/01/23		17	17,637
Sonic Automotive, Inc., 5.00%, 5/15/23		13	12,740

			292,645
Technology Hardware, Storage & Peripherals — 0.3%
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
5.88%, 6/15/21 (c)		26	26,514
7.13%, 6/15/24 (c)		32	33,421
Western Digital Corp., 7.38%, 4/01/23 (c)		26	27,690

			87,625

Corporate Bonds		Par (000)	Value
Textiles, Apparel & Luxury Goods — 0.0%
Springs Industries, Inc., 6.25%, 6/01/21	USD	4	$4,040
Thrifts & Mortgage Finance — 0.6%
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.38%, 4/01/20 (c)		200	185,250
Rialto Holdings LLC/Rialto Corp., 7.00%, 12/01/18 (c)		30	30,075

			215,325
Trading Companies & Distributors — 2.9%
Aircastle Ltd.:
6.25%, 12/01/19		5	5,425
7.63%, 4/15/20		4	4,505
5.13%, 3/15/21		11	11,440
5.50%, 2/15/22		56	58,240
5.00%, 4/01/23		15	15,243
American Builders & Contractors Supply Co., Inc., 5.75%, 12/15/23 (c)		28	28,980
Beacon Roofing Supply, Inc., 6.38%, 10/01/23		26	27,235
HD Supply, Inc.:
7.50%, 7/15/20		171	179,105
5.25%, 12/15/21 (c)		203	211,881
5.75%, 4/15/24 (c)		49	50,960
International Lease Finance Corp.:
8.25%, 12/15/20		160	189,171
4.63%, 4/15/21		17	17,510
5.88%, 8/15/22		120	129,900
United Rentals North America, Inc.:
5.75%, 11/15/24		30	30,225
5.50%, 7/15/25		2	1,970

			961,790
Wireless Telecommunication Services — 2.3%
Sprint Capital Corp.:
6.90%, 5/01/19		25	23,875
6.88%, 11/15/28		180	141,300
8.75%, 3/15/32		12	10,260
Sprint Communications, Inc.:
9.00%, 11/15/18 (c)		222	236,430
7.00%, 8/15/20		25	22,250
Sprint Corp.:
7.25%, 9/15/21		33	28,133
7.13%, 6/15/24		81	64,597
T-Mobile USA, Inc.:
6.63%, 11/15/20		10	10,313
6.63%, 4/28/21		17	17,765
6.13%, 1/15/22		10	10,487
6.73%, 4/28/22		25	26,289
6.00%, 3/01/23		33	34,155
6.84%, 4/28/23		10	10,563
6.50%, 1/15/24		55	57,887
6.50%, 1/15/26		58	61,190

			755,494
Total Corporate Bonds — 79.9%			26,698,688

Floating Rate Loan Interests (e)
Air Freight & Logistics — 0.3%
Ceva Group PLC (FKA Louis No.1 PLC/TNT Logistics), Pre-Funded L/C Loan, 6.50%, 3/19/21		37	30,140
Ceva Intercompany BV, Dutch BV Term Loan, 6.50%, 3/19/21		38	31,069

See Notes to Financial Statements.

90	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock High Yield Portfolio

Floating Rate Loan Interests (e)		Par (000)	Value
Ceva Logistics Canada, ULC (FKA TNT Canada ULC), Canadian Term Loan, 6.50%, 3/19/21	USD	7	$5,357
Ceva Logistics U.S. Holdings, Inc. (FKA Louis U.S. Holdco, Inc.), U.S. Term Loan, 6.50%, 3/19/21		52	42,853

			109,419
Airlines — 0.2%
Air Medical Group Holdings, Inc., Initial Term Loan, 4.25%, 4/28/22		30	28,930
Northwest Airlines, Inc.:
Loan B757-200, 2.13%, 9/10/18		8	7,699
Loan B757-200, 2.13%, 9/10/18		8	7,294
Loan B757-300, 2.13%, 3/10/17		8	7,294
Loan B757-300, 2.75%, 3/10/17		5	5,060
Loan B757-300, 2.75%, 3/10/17		5	4,840

			61,117
Chemicals — 0.6%
Ascend Performance Materials Operations LLC, Term B Loan, 6.75%, 4/10/18		166	165,369
MacDermid, Inc. (Platform Specialty Products Corp.), Tranche B-3 Term Loan, 5.50%, 6/07/20		21	20,540
PQ Corp., Tranche B-1 Term Loan, 5.75%, 11/04/22		18	17,904

			203,813
Commercial Services & Supplies — 0.2%
Laureate Education, Inc., New Series 2018 Extended Term Loan, 5.00%, 6/15/18		41	39,174
Trugreen Limited Partnership, Initial Term Loan (First Lien), 6.50%, 4/13/23		14	14,035

			53,209
Communications Equipment — 0.0%
Blue Coat Holdings, Inc., Initial Term Loan, 4.50%, 5/20/22		11	10,928
Construction & Engineering — 0.1%
Brand Energy & Infrastructure Services, Inc. (FKA FR Brand Acquisition Corp.), Initial Term Loan, 4.75%, 11/26/20		44	43,130
Diversified Financial Services — 0.2%
MGM Growth Properties Operating Partnership LP, Term B Loan, 3.25% - 4.00%, 4/25/23		26	25,809
Solera LLC (Solera Finance, Inc.), Dollar Term Loan, 4.75% - 5.75%, 3/03/23		28	27,882

			53,691
Diversified Telecommunication Services — 0.7%
Intelsat Jackson Holdings S.A., Tranche B-2 Term Loan, 3.75%, 6/30/19		20	18,568
Ligado Networks LLC (FKA New LightSquared LLC), Junior Loan, 13.50%, 12/07/20		53	32,834
New LightSquared LLC, Loan, 8.75% - 9.75%, 6/15/20		223	197,580

			248,982
Electric Utilities — 0.5%
Energy Future Intermediate Holding Co. LLC (EFIH Finance, Inc.), Term Loan, 4.25%, 12/19/16		41	40,897
Texas Competitive Electric Holdings Co. LLC (TXU), DIP Term Loan, 3.75%, 11/07/16		121	120,882

			161,779

Floating Rate Loan Interests (e)		Par (000)	Value
Energy Equipment & Services — 0.2%
Weatherford International Ltd., Term Loan, 3.20%, 7/13/20	USD	66	$61,195
Health Care Equipment & Supplies — 0.1%
DJO Finance LLC, Initial Term Loan, 4.25%, 6/08/20		22	20,475
Immucor, Inc. (FKA IVD Acquisition Corp.), Term B-2 Loan, 5.00%, 8/19/18		30	27,881

			48,356
Health Care Providers & Services — 0.2%
MPH Acquisition Holdings LLC, Initial Term Loan, 5.00%, 6/07/23		41	41,092
Vizient, Inc., Initial Term Loan, 5.25% - 6.25%, 2/13/23		15	14,994

			56,086
Hotels, Restaurants & Leisure — 0.9%
Amaya Holdings BV:
Initial Term B Loan (First Lien), 5.00%, 8/01/21		78	75,518
Initial Term B Loan (Second Lien), 8.00%, 8/01/22		5	5,379
Caesars Entertainment Resort Properties, LLC, Term B Loan, 7.00%, 10/11/20		225	214,777
Scientific Games International, Inc., Initial Term Loan, 5.00%, 10/18/20		8	7,873

			303,547
Insurance — 0.0%
AssuredPartners, Inc., First Lien Term Loan, 5.75%, 10/21/22		12	11,803
IT Services — 0.1%
WEX, Inc., Term Loan B, 3.50%, 6/24/23		18	17,865
Life Sciences Tools & Services — 0.3%
DPX Holdings BV (FKA JLL/Delta Dutch Newco BV), 2015 Incremental Dollar Term Loan, 4.25%, 3/11/21		36	34,507
Jaguar Holding Co. I (AKA Pharmaceutical Product Development, Inc.), Initial Term Loan, 4.25%, 8/18/22		75	74,501

			109,008
Machinery — 0.3%
Accudyne Industries Borrower SCA/Accudyne Industries LLC (AKA Hamilton Sundstrand), Refinancing Term Loan, 3.00% - 4.00%, 12/13/19		79	70,407
Gates Global LLC, Initial Dollar Term Loan, 4.25%, 7/06/21		45	42,707

			113,114
Media — 0.4%
Advantage Sales & Marketing, Inc.:
Initial Term Loan (First Lien), 4.25%, 7/23/21		34	33,456
Term Loan (Second Lien), 7.50%, 7/25/22		19	17,328
Cengage Learning Acquisitions, Inc. (FKA TL Acquisitions, Inc.), Term Loan, 0.00%, 6/30/16 (a)(d)		20	—
Cengage Learning, Inc., 2016 Refinancing Term Loan, 4.25% - 5.25%, 6/07/23		9	9,051
iHeartCommunications, Inc. (FKA Clear Channel Communications, Inc.), Tranche D Term Loan, 6.75% - 7.21%, 1/30/19		75	54,393

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2016	91

Schedule of Investments (continued)	BlackRock High Yield Portfolio

Floating Rate Loan Interests (e)		Par (000)	Value
Media (continued)
Telenet Financing USD LLC, Term Loan AD Facility, 4.25%, 6/30/24	USD	24	$23,765
Univision Communications, Inc., Replacement First-Lien Term Loan (C-4), 3.00% - 4.00%, 3/01/20		5	5,015

			143,008
Metals & Mining — 0.3%
FMG Resources (August 2006) Pty Ltd. (FMG America Finance, Inc.), Loan, 4.25%, 6/30/19		61	58,030
Novelis, Inc., Initial Term Loan, 4.00%, 6/02/22		26	25,495

			83,525
Oil, Gas & Consumable Fuels — 0.1%
CITGO Holding, Inc., Term Loan, 9.50%, 5/12/18		23	23,517
MEG Energy Corp., New Term Loan, 3.75%, 3/31/20		11	9,706

			33,223
Pharmaceuticals — 0.3%
Capsugel Holdings U.S., Inc., New Dollar Term Loan, 3.00% - 4.00%, 7/31/21		7	7,194
Valeant Pharmaceuticals International, Inc.:
Series A-3 Tranche A Term Loan, 3.72%, 10/20/18		8	7,890
Series C-2 Tranche B Term Loan, 4.75%, 12/11/19		12	12,017
Series E-1 Tranche B Term Loan, 4.75%, 8/05/20		40	38,412
Series F-1 Tranche B Term Loan, 4.25% - 5.00%, 4/01/22		19	18,172

			83,685
Semiconductors & Semiconductor Equipment — 0.2%
Avago Technologies Cayman Holdings Ltd., Term B-1 Dollar Loan, 4.25%, 2/01/23		38	38,411
ON Semiconductor Corp., Closing Date Term Loan, 5.25%, 3/31/23		14	14,035

			52,446
Software — 0.4%
First Data Corp., 2021 Extended Dollar Term Loan, 4.00% - 4.45%, 3/24/21		31	30,773
Informatica Corp., Dollar Term Loan, 4.50%, 8/05/22		28	27,006
Kronos, Inc., Initial Term Loan (Second Lien), 8.50% - 9.75%, 4/30/20		74	74,782

			132,561
Specialty Retail — 0.0%
J. Crew Group, Inc., Initial Loan, 4.00%, 3/05/21		15	10,188
Total Floating Rate Loan Interests — 6.6%			2,205,678

Foreign Agency Obligations		Par (000)		Value
Chemicals — 0.1%
NOVA Chemicals Corp., 5.25%, 8/01/23 (c)	USD	18		$18,090

Investment Companies		Shares
iShares iBoxx $ High Yield Corporate Bond ETF (i)		2,010		170,227
SPDR Barclays High Yield Bond ETF		8,800		314,160
SPDR S&P Oil & Gas Exploration & Production ETF		900		31,329
Total Investment Companies — 1.5%				515,716

Non-Agency Mortgage-Backed Securities		Par (000)
Commercial Mortgage-Backed Securities — 0.3%
Hilton USA Trust, Series 2013-HLT, Class EFX, 4.60%, 11/05/30 (c)(e)	USD	113		113,710

Other Interests (j)	Beneficial Interest (000)
Auto Components — 0.0%
Lear Corp., Escrow (a)(d)		150		—
Lear Corp., Escrow (a)(d)		100		—

				—
Capital Markets — 0.0%
Lehman Brothers Holdings Capital Trust VII Escrow Bonds (a)(d)		110		7,425
Lehman Brothers Holdings Capital Trust VII Escrow Bonds (a)(d)		30		2,025

				9,450
Household Durables — 0.2%
Stanley-Martin, Class B Membership Units (a)		—	(k)	61,000
Total Other Interests — 0.2%				70,450

Preferred Securities
Capital Trusts		Par (000)
Banks — 2.5%
Banco Santander SA, 6.25% (e)(l)	EUR	100		93,774
Bank of America Corp.:
Series X, 6.25% (e)(l)	USD	126		127,966
Series Z, 6.50% (e)(l)		48		51,120
Citigroup, Inc.:
5.95% (e)(l)		56		55,335
Series N, 5.80% (e)(l)		40		38,650
Series P, 5.95% (e)(l)		65		63,537
Series R, 6.13% (e)(l)		23		23,345
Cooperatieve Rabobank UA, 6.63% (e)(l)	EUR	200		222,724

See Notes to Financial Statements.

92	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock High Yield Portfolio

Preferred Securities		Par (000)	Value
JPMorgan Chase & Co.:
Series 1, 7.90% (e)(l)	USD	40	$40,800
Series V, 5.00% (e)(l)		65	62,156
Wells Fargo & Co., Series U, 5.88% (e)(l)		64	68,240

			847,647
Capital Markets — 0.3%
Goldman Sachs Group, Inc., Series L, 5.70% (e)(l)		55	54,891
Morgan Stanley, Series H, 5.45% (e)(l)		27	25,920

			80,811
Wireless Telecommunication Services — 0.3%
Telefonica Europe BV, 4.20% (e)(l)	EUR	100	110,160
Total Capital Trusts — 3.1%			1,038,618

Trust Preferreds	Shares	Value
Consumer Finance — 0.7%
GMAC Capital Trust I, Series 2, 6.41%, 2/15/40 (e)	8,676	$215,338
Total Preferred Securities — 3.8%		1,253,956
Total Long-Term Investments (Cost — $32,834,646) — 96.3%		32,187,910

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.40% (i)(m)	591,445	591,445
Total Short-Term Securities (Cost — $591,445) — 1.8%		591,445

Total Investments (Cost — $33,426,091*) — 98.1%		32,779,355
Other Assets Less Liabilities — 1.9%		624,240

Net Assets — 100.0%		$33,403,595

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Restricted security as to resale, excluding 144A securities. As of period end, the Fund held restricted securities with a current value of $195 and an original cost of $195 which was 0.0% of its net assets.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Issuer filed for bankruptcy and/or is in default of interest payments.

(e)	Variable rate security. Rate as of period end.

(f)	Convertible security.

(g)	Zero-coupon bond.

(h)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(i)	During the six months ended June 30, 2016, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2015	Shares Purchased	Shares Sold	Shares Held at June 30, 2016	Value Held at June 30, 2016	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	1,971,388	—	(1,379,943)[1]	591,445	$591,445	$1,464	—
iShares iBoxx $ High Yield Corporate Bond ETF	—	4,764	(2,754)	2,010	170,227	1,994	$5,835
Total					$761,672	$3,458	$5,835

[1]	Represents net shares sold.

(j)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(k)	Amount is less than $500.

(l)	Perpetual security with no stated maturity date.

(m)	Current yield as of period end.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2016	93

Schedule of Investments (continued)	BlackRock High Yield Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contract

Contracts Short	Issue	Expiration	Notional Value		Unrealized Depreciation
(2)	Russell 2000 Mini Index	September 2016	USD	229,480	$ (646)
(8)	S&P 500 E-Mini Index	September 2016	USD	836,080	(31,719)
Total					$(32,365)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	370,823	CAD	483,000	Royal Bank of Canada	7/06/16	$(3,040)
USD	113,087	EUR	101,000	Australia & New Zealand Bank Group Ltd.	7/06/16	976
USD	1,730,839	EUR	1,550,000	Barclays Bank PLC	7/06/16	10,331
USD	28,405	EUR	25,000	Citibank N.A.	7/06/16	655
USD	11,202	EUR	10,000	Morgan Stanley & Co. International PLC	7/06/16	102
USD	92,671	EUR	83,000	Morgan Stanley & Co. International PLC	7/06/16	540
USD	371,951	CAD	483,000	TD Securities, Inc.	8/03/16	(1,950)
USD	1,929,981	EUR	1,737,000	Morgan Stanley & Co. International PLC	8/03/16	(114)
Total						$ 7,500

Centrally Cleared Credit Default Swaps — Buy Protection

Index	Pay Fixed Rate	Expiration Date	Notional Amount (000)		Unrealized Depreciation
iTraxx Europe Crossover Series 25 Version 1	5.00%	6/20/21	EUR	30	$(275)

Centrally Cleared Credit Default Swaps — Sell Protection

Index	Receive Fixed Rate	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation
CDX.NA.HY Series 26 Version 1	5.00%	6/20/21	B+	USD	1,143	$12,686

[1]	Using S&P’s rating of the underlying securities of the index.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Credit Default Swaps — Sell Protection

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Received	Unrealized Depreciation
CNH Industrial NV	5.00%	Goldman Sachs International	6/20/21	BB+	EUR	10	$963	$989	$(26)

[1]	Using S&P’s rating of the underlying securities of the index.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Financial Statements.

94	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock High Yield Portfolio

Transactions in Options Written for the Six Months Ended June 30, 2016

	Puts
	Contracts	Premiums Received
Outstanding options, beginning of period	—	—
Options written	60	$ 255
Options expired	(60)	(255)

Outstanding options, end of period	—	—

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets - Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$12,604	—	—	$12,604
Swaps - centrally cleared	Net unrealized appreciation[1]	—	$12,686	—	—	—	—	12,686
Swaps - OTC	Swap premiums paid	—	989	—	—	—	—	989

Total		—	$13,675	—	$12,604	—	—	$26,279

Liabilities - Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	$32,365	—	—	—	$32,365
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$ 5,104	—	—	5,104
Swaps - centrally cleared	Net unrealized depreciation[1]	—	$ 275	—	—	—	—	275
Swaps - OTC	Unrealized depreciation on OTC swaps	—	26	—	—	—	—	26

Total		—	$ 301	$32,365	$ 5,104	—	—	$37,770

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended June 30, 2016, the effect of derivative financial instruments in the Statements of Operations were as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	$(105,282)	—	$(24,391)	—	$(129,673)
Foreign currency transactions	—	—	—	$(70,015)	—	—	(70,015)
Options purchased[1]	—	—	(12,985)	—	—	—	(12,985)
Options written	—	—	1,154	—	—	—	1,154
Swaps	—	$61,342	—	—	—	—	61,342

Total	—	$61,342	$(117,113)	$(70,015)	$(24,391)	—	$(150,177)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	$7,075	—	$ (6,170)	—	$905
Foreign currency translations	—	—	—	$ 29,556	—	—	29,556
Swaps	—	$ 5,470	—	—	—	—	5,470

Total	—	$ 5,470	$7,075	$ 29,556	$ (6,170)	—	$35,931

[1]	Options purchased are included in the net realized gain (loss) from investments.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2016	95

Schedule of Investments (continued)	BlackRock High Yield Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts - short	$1,421,239
Forward foreign currency exchange contracts:
Average amounts purchased - in USD	$4,154,367
Options:
Average value of option contracts purchased	$285
Average value of option contracts written	$90
Credit default swaps:
Average notional value - buy protection	$16,646
Average notional value - sell protection	$944,049

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	—	$13,001
Forward foreign currency exchange contracts	$12,604	5,104
Swaps - Centrally cleared	4,039	—
Swaps - OTC[1]	989	26

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$17,632	$18,131
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(4,039)	(13,001)

Total derivative assets and liabilities subject to an MNA	$13,593	$5,130

[1]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid in the Statement of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund.

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
Australia & New Zealand Bank Group Ltd.	$ 976	—	—	—	$ 976
Barclays Bank PLC	10,331	—	—	—	10,331
Citibank N.A.	655	—	—	—	655
Goldman Sachs International	989	$ (26)	—	—	963
Morgan Stanley & Co. International PLC	642	(114)	—	—	528

Total	$13,593	$(140)	—	—	$13,453

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Goldman Sachs International	$ 26	$ (26)	—	—	—
Morgan Stanley & Co. International PLC	114	(114)	—	—	—
Royal Bank of Canada	3,040	—	—	—	$3,040
TD Securities, Inc.	1,950	—	—	—	1,950

Total	$5,130	$(140)	—	—	$4,990

[1]	Net amount represents the net amount receivable due to the counterparty in the event of default.

[2]	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

96	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock High Yield Portfolio

The following tables summarize the Fund’s investments and derivative financial instruments in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]:
Common Stocks	$886,644	$424,783	$195	$1,311,622
Corporate Bonds	—	26,493,154	205,534	26,698,688
Floating Rate Loan Interests	—	2,159,456	46,222	2,205,678
Foreign Agency Obligations	—	18,090	—	18,090
Investment Companies	515,716	—	—	515,716
Non-Agency Mortgage-Backed Securities	—	113,710	—	113,710
Other Interests	—	9,450	61,000	70,450
Preferred Securities	215,338	1,038,618	—	1,253,956
Short-Term Securities	591,445	—	—	591,445

Total	$2,209,143	$30,257,261	$312,951	$32,779,355

[1] See above Schedule of Investments for values in each industry.
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$12,686	—	$12,686
Foreign currency exchange contracts	—	12,604	—	12,604
Liabilities:
Credit contracts	—	(301)	—	(301)
Equity contracts	$(32,365)	—	—	(32,365)
Foreign currency exchange contracts	—	(5,104)	—	(5,104)

Total	$(32,365)	$19,885	—	$(12,480)

[1]     Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$10,980	—	—	$10,980
Cash Pledged:
Futures contracts	57,800	—	—	57,800
Centrally cleared swaps	70,190	—	—	70,190
Foreign currency at value	39,027	—	—	39,027

Total	$177,997	—	—	$177,997

During the six months ended June 30, 2016, there were no transfers between Level 1 and Level 2.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2016	97

Schedule of Investments (concluded)	BlackRock High Yield Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Total
Assets:
Opening Balance, as of December 31, 2015	$ 195	$220,758	$ 72,220	$ 71,588	$364,761
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—
Accrued discounts/premiums	—	—	411	—	411
Net realized gain (loss)	—	—	64	—	64
Net change in unrealized appreciation (depreciation)[1,2]	—	—	742	(10,588)	(9,846)
Purchases	—	—	13,790	—	13,790
Sales	—	(15,224)	(41,005)	—	(56,229)

Closing Balance, as of June 30, 2016	$ 195	$205,534	$ 46,222	$ 61,000	$312,951

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2016[2]	—	—	$ (190)	$(10,588)	$ (10,778)

[1]	Included in the related change in unrealized appreciation (depreciation) in the Statements of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2016 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

98	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

Schedule of Investments June 30, 2016 (Unaudited)	BlackRock Large Cap Core Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 2.4%
L-3 Communications Holdings, Inc.	8,630	$1,265,935
Raytheon Co.	19,030	2,587,129

		3,853,064
Airlines — 2.8%
Delta Air Lines, Inc.	41,700	1,519,131
Southwest Airlines Co.	61,800	2,423,178
United Continental Holdings, Inc. (a)	9,970	409,169

		4,351,478
Auto Components — 2.3%
Goodyear Tire & Rubber Co.	41,500	1,064,890
Lear Corp.	24,523	2,495,460

		3,560,350
Banks — 10.5%
Bank of America Corp.	309,739	4,110,236
Citigroup, Inc.	40,494	1,716,541
JPMorgan Chase & Co.	87,165	5,416,433
SunTrust Banks, Inc.	45,003	1,848,723
U.S. Bancorp	87,465	3,527,463

		16,619,396
Beverages — 1.8%
Dr Pepper Snapple Group, Inc.	24,200	2,338,446
Molson Coors Brewing Co., Class B	5,089	514,650

		2,853,096
Biotechnology — 4.0%
Amgen, Inc.	20,780	3,161,677
Gilead Sciences, Inc.	36,845	3,073,610

		6,235,287
Building Products — 0.7%
Owens Corning	20,700	1,066,464
Capital Markets — 1.6%
Goldman Sachs Group, Inc.	16,769	2,491,538
Chemicals — 1.0%
Dow Chemical Co.	11,523	572,808
Eastman Chemical Co.	13,670	928,193

		1,501,001
Communications Equipment — 2.6%
Cisco Systems, Inc.	140,450	4,029,511
Construction & Engineering — 0.7%
AECOM (a)(b)	23,009	730,996
EMCOR Group, Inc.	6,900	339,894

		1,070,890
Consumer Finance — 0.8%
SLM Corp. (a)	211,773	1,308,757
Containers & Packaging — 1.5%
Avery Dennison Corp.	11,100	829,725
Packaging Corp. of America	23,041	1,542,134

		2,371,859
Electronic Equipment, Instruments & Components — 1.1%
CDW Corp.	24,060	964,325
Flextronics International Ltd. (a)	60,700	716,260

		1,680,585
Energy Equipment & Services — 0.3%
Schlumberger Ltd.	6,230	492,668

Common Stocks	Shares	Value
Food & Staples Retailing — 3.9%
CVS Health Corp.	42,575	$4,076,131
Walgreens Boots Alliance, Inc.	25,400	2,115,058

		6,191,189
Food Products — 0.9%
Tyson Foods, Inc., Class A (b)	21,570	1,440,660
Health Care Providers & Services — 8.7%
Aetna, Inc.	33,000	4,030,290
Centene Corp. (a)(b)	31,600	2,255,292
Cigna Corp.	16,158	2,068,062
Humana, Inc.	5,400	971,352
Laboratory Corp. of America Holdings (a)	12,570	1,637,494
UnitedHealth Group, Inc.	19,500	2,753,400

		13,715,890
Hotels, Restaurants & Leisure — 1.9%
Carnival Corp.	69,508	3,072,254
Household Durables — 1.6%
DR Horton, Inc.	43,472	1,368,498
Lennar Corp., Class A	14,770	680,897
NVR, Inc. (a)	298	530,541

		2,579,936
Insurance — 2.1%
American International Group, Inc.	28,274	1,495,412
Travelers Cos., Inc.	14,820	1,764,173

		3,259,585
Internet Software & Services — 4.6%
Alphabet, Inc., Class A (a)	4,241	2,983,671
Alphabet, Inc., Class C (a)	4,786	3,312,391
Facebook, Inc., Class A (a)	8,454	966,123

		7,262,185
IT Services — 1.9%
Amdocs Ltd.	22,296	1,286,925
Cognizant Technology Solutions Corp., Class A (a)	30,800	1,762,992

		3,049,917
Machinery — 0.4%
WABCO Holdings, Inc. (a)	7,200	659,304
Media — 4.3%
Comcast Corp., Class A	80,200	5,228,238
Omnicom Group, Inc. (b)	19,750	1,609,427

		6,837,665
Metals & Mining — 0.7%
Rio Tinto PLC — ADR (b)	35,652	1,115,908
Multi-Utilities — 0.8%
Public Service Enterprise Group, Inc.	27,400	1,277,114
Oil, Gas & Consumable Fuels — 5.5%
Anadarko Petroleum Corp.	9,290	494,693
BP PLC — ADR (b)	71,640	2,543,936
Chevron Corp.	17,600	1,845,008
Hess Corp.	13,488	810,629
Marathon Oil Corp.	26,250	394,013
Statoil ASA — ADR	30,350	525,359
Suncor Energy, Inc.	58,250	1,615,273
Valero Energy Corp. (b)	8,700	443,700

		8,672,611

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2016	99

Schedule of Investments (continued)	BlackRock Large Cap Core Portfolio

Common Stocks	Shares	Value
Pharmaceuticals — 4.3%
Johnson & Johnson	6,150	$745,995
Pfizer, Inc.	112,770	3,970,632
Teva Pharmaceutical Industries Ltd. — ADR	41,380	2,078,517

		6,795,144
Road & Rail — 0.6%
Norfolk Southern Corp.	10,593	901,782
Semiconductors & Semiconductor Equipment — 2.5%
Intel Corp.	22,790	747,512
Lam Research Corp. (b)	32,181	2,705,135
NVIDIA Corp. (b)	11,150	524,161

		3,976,808
Software — 5.1%
Activision Blizzard, Inc.	82,570	3,272,249
Microsoft Corp.	92,340	4,725,038

		7,997,287
Specialty Retail — 5.5%
GNC Holdings, Inc., Class A	24,400	592,676
Home Depot, Inc.	28,300	3,613,627
Lowe’s Cos., Inc.	39,100	3,095,547
Ross Stores, Inc.	23,028	1,305,457

		8,607,307
Technology Hardware, Storage & Peripherals — 5.8%
Apple Inc.	71,200	6,806,720
EMC Corp.	71,870	1,952,708
Western Digital Corp.	8,440	398,874

		9,158,302

Common Stocks	Shares	Value
Tobacco — 2.5%
Altria Group, Inc.	57,825	$3,987,612
Total Common Stocks — 97.7%		154,044,404

Total Long-Term Investments (Cost — $129,342,903) — 97.7%		154,044,404

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.40% (c)(d)	1,375,044	1,375,044

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.59% (c)(d)(e)	$12,767	12,766,566
Total Short-Term Securities (Cost — $14,141,610) — 9.0%		14,141,610
Total Investments (Cost — $143,484,513) — 106.7%		168,186,014
Liabilities in Excess of Other Assets — (6.7)%		(10,535,932)

Net Assets — 100.0%		$157,650,082

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	During the period ended June 30, 2016, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2015	Net Activity	Shares/Beneficial Interest Held at June 30, 2016	Value at June 30, 2016	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	914,407	460,637	1,375,044	$ 1,375,044	$ 4,268
BlackRock Liquidity Series, LLC, Money Market Series	$6,716,532	$6,050,034	$12,766,566	12,766,566	9,190	[1]
Total				$14,141,610	$13,458

[1]    Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	Current yield as of period end.

(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

100	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

Schedule of Investments (concluded)	BlackRock Large Cap Core Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$154,044,404	—	—	$154,044,404
Short-Term Securities	1,375,044	$12,766,566	—	14,141,610

Total	$155,419,448	$12,766,566	—	$168,186,014

[1] See above Schedule of Investments for values in each industry.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, collateral on securities loaned at value of $12,766,566 is categorized as level 2 within the disclosure hierarchy.

During the period ended June 30, 2016, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2016	101

Schedule of Investments June 30, 2016 (Unaudited)	BlackRock Total Return Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
ACAS CLO Ltd., Series 2012-1A, Class BR, 2.97%, 9/20/23 (a)(b)	USD	250	$249,786
ACE Securities Corp. Home Equity Loan Trust:
Series 2003-OP1, Class A2, 1.17%, 12/25/33 (b)		23	18,630
Series 2006-CW1, Class A2D, 0.71%, 7/25/36 (b)		195	116,983
B2R Mortgage Trust:
Series 2015-1, Class A1, 2.52%, 5/15/48 (a)		94	95,045
Series 2015-2, Class A, 3.34%, 11/15/48 (a)		98	101,472
BankAmerica Manufactured Housing Contract Trust, Series 1998-2, Class B1, 7.93%, 12/10/25 (b)		20	19,150
Bayview Opportunity Master Fund IIIA Trust, Series 2014-16RP, Class A, 3.84%, 11/28/29 (a)(c)		39	38,870
BCMSC Trust:
Series 2000-A, Class A2, 7.58%, 6/15/30 (b)		20	10,287
Series 2000-A, Class A3, 7.83%, 6/15/30 (b)		18	9,844
Series 2000-A, Class A4, 8.29%, 6/15/30 (b)		31	18,068
Bear Stearns Asset-Backed Securities I Trust, Series 2006-HE10, Class 22A, 0.59%, 11/25/36-3/25/37 (b)		115	93,849
Bear Stearns Asset-Backed Securities Trust, Series 2005-4, Class M2, 1.25%, 1/25/36 (b)		30	28,206
Carrington Mortgage Loan Trust:
Series 2006-FRE2, Class A2, 0.57%, 10/25/36 (b)		93	53,242
Series 2006-NC4, Class A3, 0.61%, 10/25/36 (b)		100	69,544
CHLUPA Trust, Series 2013-VM, Class A, 3.33%, 8/15/20 (a)		27	27,118
CIFC Funding Ltd.:
Series 2011-1AR, Class A1R, 1.93%, 1/19/23 (a)(b)		63	63,064
Series 2014-2A, Class A1L, 2.14%, 5/24/26 (a)(b)		250	248,128
Citigroup Mortgage Loan Trust, Series 2006-NC1, Class A2D, 0.70%, 8/25/36 (b)		30	22,154
Conseco Financial Corp., Series 1998-8, Class A1, 6.28%, 9/01/30		13	13,560
Countrywide Asset-Backed Certificates:
Series 2003-BC3, Class A2, 1.07%, 9/25/33 (b)		27	25,249
Series 2004-5, Class A, 1.35%, 10/25/34 (b)		32	31,241
Series 2006-8, Class 2A3, 0.61%, 1/25/46 (b)		26	23,387
Series 2006-S10, Class A3, 0.77%, 10/25/36 (b)		37	31,640
Series 2006-S3, Class A4, 6.43%, 1/25/29 (c)		22	21,444
Series 2006-SPS1, Class A, 0.67%, 12/25/25 (b)		2	2,173
CT CDO IV Ltd., Series 2006-4A, Class A1, 0.76%, 10/20/43 (a)(b)		1	1,021
CWHEQ Home Equity Loan Trust:
Series 2006-S5, Class A4, 5.84%, 6/25/35		18	17,431
Series 2006-S5, Class A5, 6.16%, 6/25/35		18	16,251
Series 2007-S1, Class A3, 5.81%, 11/25/36 (b)		30	29,820

Asset-Backed Securities		Par (000)	Value
CWHEQ Revolving Home Equity Loan Resecuritization Trust, Series 2006-RES, Class 4Q1B, 0.73%, 12/15/33 (a)(b)	USD	37	$30,479
CWHEQ Revolving Home Equity Loan Trust, Series 2005-B, Class 2A, 0.62%, 5/15/35 (b)		14	11,464
DCP Rights LLC, Series 2014-1A, Class A, 5.46%, 10/25/44 (a)		109	109,074
First Franklin Mortgage Loan Trust, Series 2006-FF5, Class 2A3, 0.61%, 4/25/36 (b)		11	9,441
Ford Credit Floorplan Master Owner Trust, Series 2012-5, Class C, 2.14%, 9/15/19		100	100,214
GSAMP Trust:
Series 2006-FM2, Class A2B, 0.57%, 9/25/36 (b)		24	10,740
Series 2007-H1, Class A1B, 0.65%, 1/25/47 (b)		18	11,362
Home Equity Mortgage Trust, Series 2006-2, Class 1A1, 5.87%, 7/25/36 (c)		16	6,658
Home Loan Mortgage Loan Trust, Series 2005-1, Class A3, 0.80%, 4/15/36 (b)		22	19,408
JPMorgan Mortgage Acquisition Trust, Series 2006-WF1, Class A3A, 5.83%, 7/25/36 (c)		64	34,539
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class M1, 6.63%, 4/15/40 (b)		40	42,849
Litigation Fee Residual Funding LLC, Series 2015-1, Class A, 4.00%, 10/01/27 (a)		96	94,407
Long Beach Mortgage Loan Trust:
Series 2006-1, Class 1A, 0.67%, 2/25/36-11/25/36 (b)		65	44,371
Series 2006-2, Class 2A3, 0.64%, 3/25/46 (b)		47	20,099
Series 2006-4, Class 2A4, 0.71%, 5/25/36 (b)		22	9,389
Series 2006-9, Class 2A3, 0.61%, 10/25/36 (b)		30	12,125
Morgan Stanley ABS Capital I, Inc., Trust, Series 2005-HE1, Class A2MZ, 1.05%, 12/25/34 (b)		35	31,238
Mountain Hawk I CLO Ltd., Series 2013-1A, Class B1, 2.81%, 1/20/24		250	240,156
Navient Private Education Loan Trust:
Series 2014-CTA, Class B, 2.19%, 10/17/44 (a)(b)		100	91,855
Series 2016-AA, Class A2B, 2.59%, 12/15/45 (a)(b)		100	100,511
OHA Loan Funding Ltd., Series 2013-2A, Class A, 1.92%, 8/23/24 (a)(b)		200	198,030
OneMain Financial Issuance Trust, Series 2014-1A, Class A, 2.43%, 6/18/24 (a)		101	101,183
Option One Mortgage Acceptance Corp. Asset-Backed Certificates, Series 2003-4, Class A2, 1.09%, 7/25/33 (b)		48	44,862
OZLM Funding IV Ltd., Series 2013-4A, Class A1, 1.79%, 7/22/25 (a)(b)		250	247,675
OZLM Funding Ltd., Series 2012-2A, Class A1, 2.12%, 10/30/23 (a)(b)		250	249,670
RASC Trust, Series 2003-KS5, Class AIIB, 1.03%, 7/25/33 (b)		18	15,791
RCO Mortgage LLC, Series 2015-NQM1, Class A, 3.94%, 11/25/45 (a)(b)		35	34,726
Santander Drive Auto Receivables Trust:
Series 2014-S4, Class R, 1.43%, 4/16/19 (a)		3	3,444

See Notes to Financial Statements.

102	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock Total Return Portfolio

Asset-Backed Securities		Par (000)	Value
Series 2014-S5, Class R, 1.43%, 6/18/19 (a)	USD	1	$1,121
Scholar Funding Trust:
Series 2011-A, Class A, 1.53%, 10/28/43 (a)(b)		58	55,176
Series 2013-A, Class A, 1.10%, 1/30/45 (a)(b)		161	151,608
Silvermore CLO Ltd., Series 2014-1A, Class A1, 2.08%, 5/15/26 (a)(b)		248	244,550
SLM Private Credit Student Loan Trust:
Series 2004-B, Class A2, 0.85%, 6/15/21 (b)		26	26,312
Series 2004-B, Class A3, 0.98%, 3/15/24 (b)		25	23,371
SLM Private Education Loan Trust:
Series 2013-B, Class A2A, 1.85%, 6/17/30 (a)		160	159,811
Series 2013-C, Class A2B, 1.83%, 10/15/31 (a)(b)		100	99,373
SMB Private Education Loan Trust:
Series 2015-A, Class A3, 1.94%, 2/17/32 (a)(b)		100	98,431
Series 2015-B, Class A3, 2.19%, 5/17/32 (a)(b)		100	100,250
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-23XS, Class 2A1, 0.75%, 1/25/35 (b)		47	43,384
SWAY Residential Trust, Series 2014-1, Class A, 1.75%, 1/17/32 (a)(b)		99	98,489
Symphony CLO XV Ltd., Series 2014-15A, Class B1, 2.83%, 10/17/26 (a)(b)		250	248,779
Synchrony Credit Card Master Note Trust, Series 2016-2, Class A, 2.04%, 5/15/24		100	101,859
TICP CLO III Ltd., Series 2014-3A, Class A, 2.17%, 1/20/27 (a)(b)		250	248,421
Tricon American Homes Trust, Series 2015-SFR1, Class A, 1.69%, 5/17/32 (a)(b)		100	98,138
Venture XIX CLO Ltd., Series 2014-19A, Class A, 2.23%, 1/15/27 (a)(b)		250	249,025
VOLT XLVI LLC, Series 2016-NPL6, Class A1, 3.84%, 6/25/46 (a)(c)		130	130,000
VOLT XLVII LLC, Series 2016-NPL7, Class A1, 3.75%, 6/25/46 (a)(c)		140	140,000
Wachovia Asset Securitization Issuance II LLC Trust, Series 2007-HE2A, Class A, 0.58%, 7/25/37 (a)(b)		34	29,043
Total Asset-Backed Securities — 9.4%			5,769,558

Corporate Bonds
Aerospace & Defense — 0.3%
BAE Systems Holdings, Inc.:
2.85%, 12/15/20 (a)		12	12,262
3.85%, 12/15/25 (a)		8	8,480
4.75%, 10/07/44 (a)		3	3,273
Boeing Co.:
2.20%, 10/30/22		4	4,107
2.60%, 10/30/25		6	6,248
Lockheed Martin Corp.:
3.10%, 1/15/23		5	5,270
3.55%, 1/15/26		14	15,208
3.60%, 3/01/35		9	9,124
4.50%, 5/15/36		5	5,581
4.07%, 12/15/42		16	17,033
4.70%, 5/15/46		6	7,073

Corporate Bonds		Par (000)	Value
Northrop Grumman Corp., 3.85%, 4/15/45	USD	12	$12,492
United Technologies Corp.:
1.78%, 5/04/18 (c)		58	58,521
4.15%, 5/15/45		19	20,869

			185,541
Air Freight & Logistics — 0.1%
FedEx Corp.:
4.90%, 1/15/34		22	24,971
3.90%, 2/01/35		3	3,050
4.10%, 2/01/45		20	20,335
4.75%, 11/15/45		16	17,831
4.55%, 4/01/46		13	14,106

			80,293
Airlines — 0.2%
American Airlines Group, Inc., 4.63%, 3/01/20 (a)		34	32,470
American Airlines Pass-Through Trust, Series 2015-1, Class A, 3.38%, 5/01/27		55	55,705
Southwest Airlines Co.:
2.75%, 11/06/19		11	11,372
2.65%, 11/05/20		25	25,804
Turkish Airlines Pass-Through Trust, Series 2015-1, Class A, 4.20%, 9/15/28 (a)		21	20,080
United Airlines Pass-Through Trust, Series 2014-1, Class B, 4.75%, 10/11/23		6	6,401

			151,832
Auto Components — 0.1%
BorgWarner, Inc., 3.38%, 3/15/25		23	23,518
Delphi Automotive PLC, 4.25%, 1/15/26		30	32,785

			56,303
Banks — 2.2%
Bank of America Corp.:
2.25%, 4/21/20		107	107,598
3.30%, 1/11/23		76	78,215
3.88%, 8/01/25		61	64,709
4.88%, 4/01/44		5	5,698
BB&T Corp., 2.45%, 1/15/20		40	41,115
Citigroup, Inc.:
1.80%, 2/05/18		58	58,238
2.50%, 9/26/18		106	108,101
2.50%, 7/29/19		78	79,453
3.50%, 5/15/23		39	39,800
3.88%, 3/26/25		40	40,404
JPMorgan Chase & Co.:
1.35%, 2/15/17		152	152,309
2.20%, 10/22/19		35	35,576
2.75%, 6/23/20		7	7,213
3.88%, 9/10/24		70	72,474
3.90%, 7/15/25		64	69,028
3.20%, 6/15/26		40	41,113
4.25%, 10/01/27		30	31,741
U.S. Bancorp:
2.95%, 7/15/22		50	52,032
3.10%, 4/27/26		32	33,285
Wells Fargo & Co.:
2.60%, 7/22/20		34	34,942
2.55%, 12/07/20		27	27,787
3.55%, 9/29/25		35	37,301
3.00%, 4/22/26		124	126,400
4.90%, 11/17/45		16	17,509

			1,362,041

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2016	103

Schedule of Investments (continued)	BlackRock Total Return Portfolio

Corporate Bonds		Par (000)	Value
Beverages — 0.5%
Anheuser-Busch InBev Finance, Inc.:
2.65%, 2/01/21	USD	48	$49,777
3.30%, 2/01/23		50	52,683
3.65%, 2/01/26		37	39,636
4.70%, 2/01/36		20	22,475
4.90%, 2/01/46		21	24,609
Anheuser-Busch InBev Worldwide, Inc., 3.75%, 7/15/42		12	12,007
Molson Coors Brewing Co.:
3.00%, 7/15/26		44	43,957
5.00%, 5/01/42		10	11,207
4.20%, 7/15/46		16	16,068
PepsiCo., Inc., 4.45%, 4/14/46		33	38,510

			310,929
Biotechnology — 0.7%
AbbVie, Inc.:
2.50%, 5/14/20		56	57,250
2.90%, 11/06/22		35	35,687
4.50%, 5/14/35		18	18,813
Amgen, Inc.:
2.13%, 5/01/20		40	40,632
4.40%, 5/01/45		20	20,777
4.66%, 6/15/51 (a)		26	27,165
Biogen, Inc.:
2.90%, 9/15/20		15	15,632
3.63%, 9/15/22		26	27,599
4.05%, 9/15/25		22	23,682
5.20%, 9/15/45		3	3,374
Celgene Corp.:
2.25%, 5/15/19		25	25,417
3.25%, 8/15/22		25	25,821
Gilead Sciences, Inc.:
2.35%, 2/01/20		10	10,258
3.65%, 3/01/26		8	8,705
4.60%, 9/01/35		9	10,007
4.80%, 4/01/44		39	43,876
4.50%, 2/01/45		13	14,170
4.75%, 3/01/46		20	22,742

			431,607
Building Products — 0.0%
Standard Industries, Inc., 6.00%, 10/15/25 (a)		13	13,585
Capital Markets — 1.7%
Bank of New York Mellon Corp.:
2.10%, 1/15/19		71	72,586
2.05%, 5/03/21		218	221,427
Goldman Sachs Group, Inc.:
2.63%, 1/31/19		63	64,478
2.00%, 4/25/19		16	16,164
2.60%, 4/23/20		46	46,766
2.75%, 9/15/20		20	20,415
2.63%, 4/25/21		34	34,480
3.50%, 1/23/25		25	25,688
3.75%, 5/22/25		79	82,505
4.80%, 7/08/44		7	7,749
4.75%, 10/21/45		25	27,557
Jefferies Group LLC, 6.50%, 1/20/43		10	9,929
Lehman Brothers Holdings, Inc., 0.00%, 7/19/17 (b)		150	—
Morgan Stanley:
2.80%, 6/16/20		76	77,870
3.75%, 2/25/23		58	61,432
3.70%, 10/23/24		56	58,597
4.00%, 7/23/25		39	41,761
3.88%, 1/27/26		52	55,203

Corporate Bonds		Par (000)	Value
Capital Markets (continued)
4.30%, 1/27/45	USD	29	$30,524
State Street Corp., 2.65%, 5/19/26		57	58,162

			1,013,293
Chemicals — 0.2%
Agrium, Inc., 4.13%, 3/15/35		14	13,520
CF Industries, Inc.:
3.45%, 6/01/23		20	19,982
5.38%, 3/15/44		17	16,032
Dow Chemical Co.:
4.38%, 11/15/42		9	9,190
4.63%, 10/01/44		11	11,649
Eastman Chemical Co., 4.80%, 9/01/42		15	15,548
Ecolab, Inc., 2.25%, 1/12/20		19	19,341
Monsanto Co., 3.60%, 7/15/42		14	12,100
Sherwin-Williams Co., 4.00%, 12/15/42		10	9,980

			127,342
Commercial Services & Supplies — 0.2%
Aviation Capital Group Corp., 2.88%, 9/17/18 (a)		55	54,450
Republic Services, Inc., 3.20%, 3/15/25		36	37,604
Waste Management, Inc.:
3.13%, 3/01/25		13	13,593
3.90%, 3/01/35		16	16,766

			122,413
Communications Equipment — 0.1%
Harris Corp.:
2.70%, 4/27/20		14	14,190
4.85%, 4/27/35		20	21,956
5.05%, 4/27/45		15	17,014
Juniper Networks, Inc., 3.30%, 6/15/20		21	21,653

			74,813
Consumer Finance — 2.3%
American Express Credit Corp.:
1.13%, 6/05/17		145	144,980
2.25%, 8/15/19		28	28,583
Ford Motor Credit Co. LLC:
1.72%, 12/06/17		235	235,500
2.02%, 5/03/19		200	201,702
3.34%, 3/18/21		200	207,425
General Motors Financial Co., Inc.:
2.63%, 7/10/17		100	100,924
4.75%, 8/15/17		90	92,865
3.10%, 1/15/19		13	13,280
3.70%, 11/24/20		23	23,630
3.20%, 7/06/21		126	126,200
3.45%, 4/10/22		24	23,983
4.00%, 1/15/25		39	39,461
Synchrony Financial:
2.60%, 1/15/19		36	36,394
2.70%, 2/03/20		19	19,052
4.50%, 7/23/25		35	36,291
Toyota Motor Credit Corp., 2.75%, 5/17/21		57	59,750

			1,390,020
Containers & Packaging — 0.1%
International Paper Co.:
3.65%, 6/15/24		17	17,977
4.80%, 6/15/44		13	13,217

			31,194
Diversified Financial Services — 0.7%
Berkshire Hathaway, Inc., 3.13%, 3/15/26		76	79,689
BP Capital Markets PLC, 2.24%, 5/10/19		86	88,313

See Notes to Financial Statements.

104	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock Total Return Portfolio

Corporate Bonds		Par (000)	Value
Diversified Financial Services (continued)
General Electric Capital Corp.:
3.15%, 9/07/22	USD	20	$21,464
3.10%, 1/09/23		16	17,091
Intercontinental Exchange, Inc.:
2.75%, 12/01/20		18	18,848
3.75%, 12/01/25		12	12,945
Moody’s Corp., 4.50%, 9/01/22		24	26,682
Shell International Finance BV:
2.13%, 5/11/20		52	53,073
4.13%, 5/11/35		58	62,546
3.63%, 8/21/42		16	15,398
Woodside Finance Ltd., 3.65%, 3/05/25 (a)		4	3,907

			399,956
Diversified Telecommunication Services — 1.2%
AT&T Inc.:
2.38%, 11/27/18		21	21,431
2.30%, 3/11/19		30	30,638
2.45%, 6/30/20		68	69,425
4.60%, 2/15/21		70	76,600
3.88%, 8/15/21		32	34,474
3.00%, 6/30/22		63	64,517
3.40%, 5/15/25		32	32,733
6.38%, 3/01/41		13	15,821
4.30%, 12/15/42		33	31,951
4.75%, 5/15/46		17	17,423
Verizon Communications, Inc.:
2.63%, 2/21/20		58	60,022
3.45%, 3/15/21		66	70,714
5.05%, 3/15/34		17	18,868
4.40%, 11/01/34		34	35,059
3.85%, 11/01/42		54	50,785
4.86%, 8/21/46		103	112,588

			743,049
Electric Utilities — 1.4%
Alabama Power Co., 2.80%, 4/01/25		8	8,287
Commonwealth Edison Co., 4.70%, 1/15/44		11	13,237
Duke Energy Carolinas LLC:
4.25%, 12/15/41		29	32,496
3.75%, 6/01/45		19	20,061
Duke Energy Corp.:
3.05%, 8/15/22		2	2,078
3.75%, 4/15/24		27	28,992
4.80%, 12/15/45		14	16,209
Duke Energy Florida LLC, 3.85%, 11/15/42		9	9,511
Emera U.S. Finance LP:
2.15%, 6/15/19 (a)		32	32,372
2.70%, 6/15/21 (a)		49	49,933
3.55%, 6/15/26 (a)		38	38,883
Entergy Arkansas, Inc., 3.70%, 6/01/24 (a)		36	39,462
Exelon Corp.:
2.85%, 6/15/20		51	52,610
2.45%, 4/15/21		9	9,127
Florida Power & Light Co., 3.80%, 12/15/42		14	15,069
Northern States Power Co., 3.60%, 5/15/46		51	53,624
PacifiCorp:
3.60%, 4/01/24		32	35,149
3.35%, 7/01/25		70	75,682
Progress Energy, Inc., 4.88%, 12/01/19		5	5,505
Public Service Co. of Colorado, 2.50%, 3/15/23		33	33,682
Puget Sound Energy, Inc., 4.30%, 5/20/45		31	35,473
Southern California Edison Co., 1.25%, 11/01/17		19	19,092

Corporate Bonds		Par (000)	Value
Electric Utilities (continued)
Southern Co., 3.25%, 7/01/26	USD	140	$145,421
Trans-Allegheny Interstate Line Co., 3.85%, 6/01/25 (a)		57	60,942

			832,897
Electrical Equipment — 0.0%
Rockwell Automation, Inc., 2.88%, 3/01/25		25	25,941
Energy Equipment & Services — 0.1%
Schlumberger Holdings Corp., 3.00%, 12/21/20 (a)		48	50,062
Transocean, Inc., 6.80%, 3/15/38		10	6,525

			56,587
Food & Staples Retailing — 0.3%
CVS Health Corp.:
4.00%, 12/05/23		28	30,964
5.30%, 12/05/43		10	12,483
Sysco Corp., 4.50%, 4/01/46		12	12,801
Walgreens Boots Alliance, Inc.:
4.80%, 11/18/44		79	84,988
4.65%, 6/01/46		2	2,133
Wal-Mart Stores, Inc.:
2.55%, 4/11/23		17	17,744
4.00%, 4/11/43		10	11,100

			172,213
Food Products — 0.1%
Kraft Heinz Foods Co.:
3.00%, 6/01/26 (a)		32	32,262
6.88%, 1/26/39		11	15,020

			47,282
Health Care Equipment & Supplies — 0.8%
Abbott Laboratories, 2.55%, 3/15/22		33	33,753
Becton Dickinson and Co.:
1.45%, 5/15/17		30	30,078
1.80%, 12/15/17		11	11,090
2.68%, 12/15/19		38	39,084
3.13%, 11/08/21		17	17,837
4.69%, 12/15/44		8	9,014
Boston Scientific Corp.:
2.65%, 10/01/18		28	28,621
2.85%, 5/15/20		37	38,330
3.85%, 5/15/25		25	26,444
Medtronic, Inc.:
2.50%, 3/15/20		24	24,891
3.13%, 3/15/22		22	23,321
3.63%, 3/15/24		30	33,019
4.63%, 3/15/44		33	38,542
4.63%, 3/15/45		22	25,870
St. Jude Medical, Inc.:
2.80%, 9/15/20		26	26,803
3.88%, 9/15/25		9	9,587
Stryker Corp.:
3.38%, 11/01/25		12	12,593
3.50%, 3/15/26		20	21,218
4.63%, 3/15/46		16	17,977
Zimmer Biomet Holdings, Inc.:
3.55%, 4/01/25		11	11,338
4.25%, 8/15/35		22	22,054

			501,464
Health Care Providers & Services — 1.1%
Aetna, Inc.:
2.40%, 6/15/21		59	60,197

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2016	105

Schedule of Investments (continued)	BlackRock Total Return Portfolio

Corporate Bonds		Par (000)	Value
Health Care Providers & Services (continued)
3.20%, 6/15/26	USD	68	$69,960
4.50%, 5/15/42		18	19,055
4.13%, 11/07/42		10	10,119
AmerisourceBergen Corp.:
1.15%, 5/15/17		42	41,989
3.25%, 3/01/25		10	10,489
4.25%, 3/01/45		10	10,566
Anthem, Inc.:
1.88%, 1/15/18		70	70,396
2.30%, 7/15/18		86	87,237
3.30%, 1/15/23		15	15,494
4.65%, 8/15/44		17	18,104
Baylor Scott & White Holdings, 4.19%, 11/15/45		15	16,725
Catholic Health Initiatives, 4.35%, 11/01/42		10	10,088
Cigna Corp., 3.25%, 4/15/25		44	44,690
Dignity Health, 5.27%, 11/01/64		15	17,874
Express Scripts Holding Co.:
1.25%, 6/02/17		25	24,983
3.90%, 2/15/22		16	17,147
Laboratory Corp. of America Holdings, 2.63%, 2/01/20		20	20,428
New York & Presbyterian Hospital, 3.56%, 8/01/36		9	9,474
Ochsner Clinic Foundation, 5.90%, 5/15/45		10	12,633
Southern Baptist Hospital of Florida, Inc., 4.86%, 7/15/45		10	12,205
UnitedHealth Group, Inc.:
2.70%, 7/15/20		15	15,623
2.88%, 12/15/21		34	35,811
3.35%, 7/15/22		15	16,047
4.63%, 7/15/35		7	8,130
3.95%, 10/15/42		28	29,295

			704,759
Hotels, Restaurants & Leisure — 0.1%
McDonald’s Corp.:
2.75%, 12/09/20		10	10,440
3.70%, 1/30/26		10	10,804
4.70%, 12/09/35		8	9,024
4.60%, 5/26/45		2	2,232
4.88%, 12/09/45		9	10,524

			43,024
Household Durables — 0.1%
Newell Brands, Inc.:
2.88%, 12/01/19		51	52,412
4.20%, 4/01/26		29	31,437

			83,849
Household Products — 0.1%
Kimberly-Clark Corp.:
1.90%, 5/22/19		31	31,802
2.65%, 3/01/25		11	11,560
2.75%, 2/15/26		19	19,945

			63,307
Industrial Conglomerates — 0.3%
Eaton Corp., 2.75%, 11/02/22		113	115,844
General Electric Co., 4.50%, 3/11/44		54	62,315

			178,159
Insurance — 1.6%
Aflac, Inc., 3.63%, 6/15/23		21	22,471
Allstate Corp., 3.15%, 6/15/23		21	22,332
American International Group, Inc.:
3.38%, 8/15/20		37	38,819

Corporate Bonds		Par (000)	Value
Insurance (continued)
3.75%, 7/10/25	USD	25	$25,480
3.90%, 4/01/26		203	209,198
3.88%, 1/15/35		22	21,064
4.50%, 7/16/44		19	18,381
4.38%, 1/15/55		16	14,793
Aon PLC, 4.75%, 5/15/45		33	35,399
Lincoln National Corp., 3.35%, 3/09/25		11	10,925
Loews Corp., 2.63%, 5/15/23		21	21,173
Marsh & McLennan Cos., Inc., 3.75%, 3/14/26		6	6,328
MetLife, Inc., 4.05%, 3/01/45		29	28,568
Metropolitan Life Global Funding I:
1.30%, 4/10/17 (a)		265	265,827
2.30%, 4/10/19 (a)		150	153,499
Prudential Financial, Inc., 4.60%, 5/15/44		41	44,018
Travelers Cos., Inc., 4.60%, 8/01/43		23	27,491
XLIT Ltd., 2.30%, 12/15/18		35	35,360

			1,001,126
Internet & Catalog Retail — 0.1%
Amazon.com, Inc., 2.60%, 12/05/19		38	39,636
IT Services — 0.9%
Fidelity National Information Services, Inc., 3.63%, 10/15/20		4	4,228
Hewlett Packard Enterprise Co.:
2.85%, 10/05/18 (a)		65	66,564
3.60%, 10/15/20 (a)		28	29,226
International Business Machines Corp., 3.45%, 2/19/26		200	217,520
MasterCard, Inc., 3.38%, 4/01/24		31	33,592
Total System Services, Inc., 4.80%, 4/01/26		58	62,894
Visa, Inc.:
2.80%, 12/14/22		56	59,079
3.15%, 12/14/25		33	35,281
4.15%, 12/14/35		16	18,095

			526,479
Life Sciences Tools & Services — 0.1%
Thermo Fisher Scientific, Inc.:
3.30%, 2/15/22		24	24,900
3.65%, 12/15/25		9	9,449

			34,349
Machinery — 0.1%
Ingersoll-Rand Luxembourg Finance SA:
2.63%, 5/01/20		25	25,403
4.65%, 11/01/44		5	5,361
John Deere Capital Corp., 3.35%, 6/12/24		34	36,615

			67,379
Media — 1.7%
21st Century Fox America, Inc.:
3.70%, 9/15/24		19	20,515
3.70%, 10/15/25		8	8,666
4.75%, 9/15/44		13	14,403
4.95%, 10/15/45		4	4,555
CBS Corp., 2.30%, 8/15/19		25	25,385
Charter Communications Operating LLC/Charter Communications Operating Capital:
3.58%, 7/23/20		43	44,954
4.46%, 7/23/22		63	67,708
4.91%, 7/23/25		115	125,730
6.38%, 10/23/35		16	18,947
Comcast Corp.:
2.75%, 3/01/23		55	57,599

See Notes to Financial Statements.

106	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock Total Return Portfolio

Corporate Bonds		Par (000)	Value
Media (continued)
3.38%, 8/15/25	USD	27	$29,174
3.15%, 3/01/26		119	126,662
4.25%, 1/15/33		10	11,034
4.40%, 8/15/35		38	42,864
4.60%, 8/15/45		17	19,573
Discovery Communications LLC:
3.45%, 3/15/25		18	17,611
4.90%, 3/11/26		81	85,898
4.88%, 4/01/43		10	9,021
Interpublic Group of Cos., Inc.:
4.00%, 3/15/22		22	23,416
3.75%, 2/15/23		16	16,657
NBCUniversal Media LLC, 4.45%, 1/15/43		25	27,988
Scripps Networks Interactive, Inc., 2.75%, 11/15/19		19	19,396
Time Warner Cable, Inc.:
5.00%, 2/01/20		30	32,608
4.13%, 2/15/21		31	32,818
4.00%, 9/01/21		8	8,504
5.50%, 9/01/41		12	12,605
4.50%, 9/15/42		3	2,794
Time Warner, Inc.:
2.10%, 6/01/19		41	41,551
3.60%, 7/15/25		19	20,105
4.65%, 6/01/44		20	21,023
Viacom, Inc.:
2.75%, 12/15/19		14	14,203
4.50%, 3/01/21		24	26,110

			1,030,077
Metals & Mining — 0.4%
Barrick Gold Corp., 4.10%, 5/01/23		30	31,646
Newmont Mining Corp., 4.88%, 3/15/42		10	9,888
Novelis, Inc., 8.75%, 12/15/20		145	151,163
Nucor Corp., 5.20%, 8/01/43		12	12,976
Rio Tinto Finance USA PLC, 4.13%, 8/21/42		20	19,744

			225,417
Multiline Retail — 0.1%
Macy’s Retail Holdings, Inc., 4.50%, 12/15/34		16	14,174
Target Corp.:
3.50%, 7/01/24		11	12,189
4.00%, 7/01/42		14	15,133

			41,496
Multi-Utilities — 0.8%
Berkshire Hathaway Energy Co.:
2.40%, 2/01/20		17	17,462
3.50%, 2/01/25		17	18,335
CenterPoint Energy Houston Electric LLC, 4.50%, 4/01/44		9	10,618
CMS Energy Corp., 3.88%, 3/01/24		48	52,203
Consumers Energy Co., 3.95%, 5/15/43		14	15,163
Dominion Resources, Inc.:
1.95%, 8/15/16		58	58,056
2.50%, 12/01/19		40	40,867
DTE Electric Co., 3.95%, 6/15/42		19	20,619
DTE Energy Co.:
2.40%, 12/01/19		13	13,274
3.50%, 6/01/24		48	50,946
NiSource Finance Corp., 3.85%, 2/15/23		30	32,377
Pacific Gas & Electric Co.:
4.75%, 2/15/44		19	22,446
4.30%, 3/15/45		14	15,698
PG&E Corp., 2.40%, 3/01/19		29	29,569
Sempra Energy, 2.88%, 10/01/22		12	12,276

Corporate Bonds		Par (000)	Value
Multi-Utilities (continued)
Virginia Electric & Power Co.:
3.45%, 2/15/24	USD	20	$21,661
4.45%, 2/15/44		7	8,046
4.20%, 5/15/45		20	22,275

			461,891
Oil, Gas & Consumable Fuels — 1.4%
Anadarko Petroleum Corp.:
7.95%, 6/15/39		18	21,948
4.50%, 7/15/44		8	7,347
Apache Corp., 4.25%, 1/15/44		20	19,361
California Resources Corp., 8.00%, 12/15/22 (a)		4	2,840
Chevron Corp.:
2.19%, 11/15/19		10	10,281
1.96%, 3/03/20		72	72,921
ConocoPhillips Co., 4.95%, 3/15/26		70	79,375
CONSOL Energy, Inc., 5.88%, 4/15/22		20	17,450
Continental Resources, Inc.:
3.80%, 6/01/24		18	15,705
4.90%, 6/01/44		28	23,100
Devon Energy Corp., 5.85%, 12/15/25		15	16,546
Enterprise Products Operating LLC:
3.90%, 2/15/24		22	23,284
3.70%, 2/15/26		32	33,301
4.45%, 2/15/43		38	37,679
EOG Resources, Inc., 3.90%, 4/01/35		10	10,026
Exxon Mobil Corp.:
1.82%, 3/15/19		57	58,082
4.11%, 3/01/46		26	29,323
Kinder Morgan Energy Partners LP:
3.50%, 3/01/21		79	79,258
4.70%, 11/01/42		38	34,235
Kinder Morgan, Inc., 3.05%, 12/01/19		21	21,219
Marathon Petroleum Corp., 4.75%, 9/15/44		12	10,233
MEG Energy Corp.:
6.50%, 3/15/21 (a)		8	6,200
7.00%, 3/31/24 (a)		50	38,500
Noble Energy, Inc., 5.05%, 11/15/44		10	10,070
Occidental Petroleum Corp., 3.40%, 4/15/26		30	31,641
Phillips 66, 4.88%, 11/15/44		11	12,007
Pioneer Natural Resources Co., 4.45%, 1/15/26		10	10,895
Plains All American Pipeline LP/PAA Finance Corp., 4.65%, 10/15/25		20	20,193
Sunoco Logistics Partners Operations LP, 5.35%, 5/15/45		10	9,909
TransCanada PipeLines Ltd.:
1.88%, 1/12/18		18	18,086
2.50%, 8/01/22		26	25,827
4.63%, 3/01/34		28	29,440
Valero Energy Corp., 3.65%, 3/15/25		46	46,064

			882,346
Paper & Forest Products — 0.0%
Georgia-Pacific LLC, 7.38%, 12/01/25		23	30,651
Pharmaceuticals — 1.1%
Actavis Funding SCS:
2.35%, 3/12/18		132	133,799
3.00%, 3/12/20		106	109,321
AstraZeneca PLC:
3.38%, 11/16/25		30	31,450
4.38%, 11/16/45		13	14,178
Bristol-Myers Squibb Co., 4.50%, 3/01/44		17	20,994
Eli Lilly & Co., 3.70%, 3/01/45		13	13,846

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2016	107

Schedule of Investments (continued)	BlackRock Total Return Portfolio

Corporate Bonds		Par (000)	Value
Pharmaceuticals (continued)
GlaxoSmithKline Capital PLC, 2.85%, 5/08/22	USD	22	$23,150
Johnson & Johnson, 2.45%, 3/01/26		73	75,545
Mylan, Inc., 3.13%, 1/15/23 (a)		18	17,874
Novartis Capital Corp.:
4.40%, 4/24/20		35	38,992
3.00%, 11/20/25		20	21,244
4.00%, 11/20/45		4	4,560
Pfizer, Inc.:
2.75%, 6/03/26		113	116,526
4.30%, 6/15/43		5	5,619
4.40%, 5/15/44		11	12,538
Teva Pharmaceutical Finance Co. BV, 3.65%, 11/10/21		17	18,015
Zoetis, Inc., 3.25%, 2/01/23		12	12,228

			669,879
Real Estate Investment Trusts (REITs) — 0.4%
American Tower Corp.:
3.30%, 2/15/21		23	23,994
3.45%, 9/15/21		22	22,899
3.50%, 1/31/23		8	8,278
5.00%, 2/15/24		8	9,048
4.40%, 2/15/26		5	5,428
3.38%, 10/15/26		36	36,187
AvalonBay Communities, Inc., 3.50%, 11/15/25		4	4,210
Crown Castle International Corp.:
3.40%, 2/15/21		11	11,483
3.70%, 6/15/26		9	9,285
ERP Operating LP, 3.38%, 6/01/25		19	20,040
Omega Healthcare Investors, Inc., 4.50%, 4/01/27		16	15,936
Prologis LP, 3.75%, 11/01/25		7	7,461
Simon Property Group LP:
2.50%, 7/15/21		13	13,394
3.38%, 10/01/24		28	30,034
4.25%, 10/01/44		20	21,581

			239,258
Road & Rail — 0.6%
Burlington Northern Santa Fe LLC:
3.45%, 9/15/21		10	10,837
3.00%, 3/15/23		24	25,240
4.15%, 4/01/45		10	10,890
4.70%, 9/01/45		10	11,759
Canadian National Railway Co., 2.75%, 3/01/26		39	40,733
CSX Corp.:
3.35%, 11/01/25		14	14,878
4.10%, 3/15/44		12	12,819
Norfolk Southern Corp.:
2.90%, 6/15/26		69	70,996
4.45%, 6/15/45		19	20,938
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.38%, 2/01/22 (a)		42	42,831
Ryder System, Inc., 2.45%, 9/03/19		28	28,473
Union Pacific Corp.:
3.38%, 2/01/35		11	11,082
4.05%, 11/15/45		3	3,249
3.88%, 2/01/55		20	20,383
4.38%, 11/15/65		15	16,038
Union Pacific Railroad Co. Pass-Through Trust, Series 2014-1, 3.23%, 5/14/26		53	55,685

			396,831

Corporate Bonds		Par (000)	Value
Semiconductors & Semiconductor Equipment — 0.2%
Analog Devices, Inc.:
3.90%, 12/15/25	USD	7	$7,803
5.30%, 12/15/45		7	8,433
Lam Research Corp.:
2.80%, 6/15/21		27	27,641
3.90%, 6/15/26		39	41,058
QUALCOMM, Inc., 4.80%, 5/20/45		16	16,783

			101,718
Software — 0.6%
Microsoft Corp.:
3.50%, 2/12/35		40	41,387
4.45%, 11/03/45		3	3,383
Oracle Corp.:
2.80%, 7/08/21		98	102,863
2.65%, 7/15/26		122	122,306
3.25%, 5/15/30		38	39,286
4.00%, 7/15/46		42	42,318
4.38%, 5/15/55		13	13,655

			365,198
Specialty Retail — 0.2%
Home Depot, Inc.:
3.35%, 9/15/25		7	7,629
5.40%, 9/15/40		11	14,308
4.40%, 3/15/45		11	12,747
Lowe’s Cos., Inc.:
3.38%, 9/15/25		8	8,748
4.25%, 9/15/44		12	13,350
4.38%, 9/15/45		6	6,875
QVC, Inc.:
3.13%, 4/01/19		12	12,319
5.13%, 7/02/22		28	30,186

			106,162
Technology Hardware, Storage & Peripherals — 0.6%
Apple Inc.:
2.10%, 5/06/19		63	64,834
3.25%, 2/23/26		120	127,389
3.45%, 2/09/45		12	11,276
4.65%, 2/23/46		137	154,752
HP, Inc., 3.75%, 12/01/20		6	6,338

			364,589
Textiles, Apparel & Luxury Goods — 0.0%
NIKE, Inc., 3.88%, 11/01/45		20	22,171
Tobacco — 0.5%
Altria Group, Inc.:
2.63%, 1/14/20		23	23,910
2.85%, 8/09/22		12	12,569
4.25%, 8/09/42		12	13,102
5.38%, 1/31/44		34	43,591
Philip Morris International, Inc.:
1.13%, 8/21/17		50	50,101
2.75%, 2/25/26		76	78,376
4.13%, 3/04/43		19	20,379
4.88%, 11/15/43		23	27,381
Reynolds American, Inc.:
2.30%, 6/12/18		22	22,353
3.25%, 6/12/20		10	10,571

			302,333
Trading Companies & Distributors — 0.0%
GATX Corp., 2.60%, 3/30/20		26	25,841

See Notes to Financial Statements.

108	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock Total Return Portfolio

Corporate Bonds		Par (000)	Value
Wireless Telecommunication Services — 0.4%
America Movil SAB de CV, 2.38%, 9/08/16	USD	205	$205,601
Orange SA, 5.50%, 2/06/44		18	22,597
Rogers Communications, Inc.:
3.63%, 12/15/25		8	8,547
5.00%, 3/15/44		8	9,087
Vodafone Group PLC, 2.50%, 9/26/22		20	19,726

			265,558
Total Corporate Bonds — 26.8%			16,404,078

Foreign Agency Obligations
Argentina — 0.0%
YPF SA, 8.50%, 7/28/25 (a)		9	9,509
Brazil — 0.2%
Petrobras Global Finance BV:
8.38%, 5/23/21		70	72,240
6.75%, 1/27/41		6	4,815
6.85%, 6/05/15		23	17,480

			94,535
Norway — 0.3%
Statoil ASA, 2.90%, 11/08/20		145	151,017
Venezuela — 0.0%
Petroleos de Venezuela SA:
6.00%, 5/16/24		54	19,097
6.00%, 11/15/26		12	4,184

			23,281
Total Foreign Agency Obligations — 0.5%			278,342

Foreign Government Obligations
Brazil — 0.0%
Federative Republic of Brazil, 7.13%, 1/20/37		5	5,625
Germany — 0.5%
Deutsche Bundesrepublik Inflation Linked Bonds, 0.10%, 4/15/26	EUR	250	309,866
Indonesia — 0.2%
Republic of Indonesia:
8.38%, 3/15/24	IDR	334,000	26,657
8.75%, 5/15/31		331,000	27,534
6.63%, 5/15/33		178,000	11,725
8.38%, 3/15/34		737,000	59,127
8.25%, 5/15/36		318,000	25,414

			150,457
Mexico — 0.9%
United Mexican States:
4.75%, 6/14/18	MXN	1,200	65,513
4.00%, 10/02/23	USD	480	516,744

			582,257
Poland — 0.2%
Republic of Poland, 1.50%, 4/25/20		375	93,553

Foreign Government Obligations		Par (000)	Value
Russia — 0.0%
Russian Federation, 7.00%, 8/16/23	RUB	310	$4,528
Turkey — 0.4%
Republic of Turkey, 5.75%, 3/22/24	USD	200	223,022
Venezuela — 0.0%
Bolivarian Republic of Venezuela:
8.25%, 10/13/24		13	5,427
7.00%, 3/31/38		15	5,963

			11,390
Total Foreign Government Obligations — 2.2%			1,380,698

Investment Companies — 1.3%		Shares
iShares iBoxx $ High Yield Corporate Bond ETF (d)		9,624	815,057

Non-Agency Mortgage-Backed Securities		Par (000)
Collateralized Mortgage Obligations — 2.7%
American Home Mortgage Assets Trust:
Series 2006-3, Class 2A11, 1.35%, 10/25/46 (b)	USD	47	32,811
Series 2006-5, Class A1, 1.33%, 11/25/46 (b)		45	21,143
Bear Stearns ALT-A Trust II, Series 2007-1, Class 1A1, 2.87%, 9/25/47 (b)		36	22,823
Bear Stearns Mortgage Funding Trust:
Series 2007-AR1, Class 1A1, 0.61%, 1/25/37 (b)		24	18,064
Series 2007-AR2, Class A1, 0.62%, 3/25/37 (b)		10	7,898
Series 2007-AR4, Class 1A1, 0.65%, 9/25/47 (b)		34	26,844
Countrywide Alternative Loan Trust:
Series 2005-72, Class A3, 0.75%, 1/25/36 (b)		14	11,989
Series 2006-15CB, Class A1, 6.50%, 6/25/36		7	4,271
Series 2006-OA14, Class 1A1, 2.14%, 11/25/46 (b)		73	60,890
Series 2006-OA6, Class 1A2, 0.66%, 7/25/46 (b)		31	25,955
Series 2006-OA8, Class 1A1, 0.64%, 7/25/46 (b)		11	9,308
Series 2007-22, Class 2A16, 6.50%, 9/25/37		421	303,076
Series 2007-OA3, Class 1A1, 0.59%, 4/25/47 (b)		16	13,696
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-OA4, Class A1, 1.37%, 4/25/46 (b)		108	59,182
Credit Suisse Commercial Mortgage Trust, Series 2014-9R, Class 3A1, 2.40%, 11/27/37 (a)(b)		41	38,158
Credit Suisse Mortgage Capital Certificates:
Series 2011-2R, Class 1A1, 2.66%, 3/27/37 (a)(b)		1	854
Series 2013-5R, Class 1A6, 0.69%, 2/27/36 (a)(b)		25	19,000
Series 2014-11R, Class 16A1, 3.17%, 9/27/47 (a)(b)		48	45,781
Series 2015-5R, Class 3A1, 4.75%, 1/29/37 (a)		19	19,127
Series 2015-PR1, Class A-1, 3.50%, 2/25/55 (a)(c)		93	89,862

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2016	109

Schedule of Investments (continued)	BlackRock Total Return Portfolio

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-RMP1, Class A2, 0.60%, 12/25/36 (b)	USD	89	$71,970
GreenPoint Mortgage Funding Trust, Series 2006-AR2, Class 4A1, 2.41%, 3/25/36 (b)		9	6,933
Impac Secured Assets CMN Owner Trust, Series 2004-3, Class 1A4, 1.25%, 11/25/34 (b)		20	19,651
LSTAR Securities Investment Trust:
Series 2014-1, Class Note, 3.54%, 9/01/21 (a)(b)		156	154,399
Series 2014-2, Class A, 2.44%, 12/01/21 (a)(b)		105	103,534
Series 2015-10, Class A1, 2.44%, 11/01/20 (a)(b)		64	62,154
Series 2016-2, Class A, 2.43%, 3/01/21 (a)		97	94,518
New Residential Mortgage Loan Trust, Series 2015-2A, Class A2, 3.75%, 8/25/55 (b)		87	88,753
RALI Trust:
Series 2006-QO2, Class A1, 0.67%, 2/25/46 (b)		102	44,338
Series 2007-QH6, Class A1, 0.64%, 7/25/37 (b)		17	13,549
Series 2007-QH9, Class A1, 1.67%, 11/25/37 (b)		36	24,061
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-3, Class 3A1, 3.00%, 4/25/47 (b)		186	142,047
Structured Asset Mortgage Investments II Trust, Series 2006-AR4, Class 3A1, 0.64%, 6/25/36 (b)		20	15,812

			1,672,451
Commercial Mortgage-Backed Securities — 5.2%
Banc of America Commercial Mortgage Trust:
Series 2007-1, Class AMFX, 5.48%, 1/15/49 (b)		15	14,832
Series 2007-2, Class AM, 5.80%, 4/10/49 (b)		10	10,300
Series 2007-3, Class A4, 5.72%, 6/10/49 (b)		209	212,156
Series 2007-3, Class AJ, 5.72%, 6/10/49 (b)		20	20,101
Series 2007-5, Class AM, 5.77%, 2/10/51 (b)		40	41,317
Bayview Commercial Asset Trust, Series 2006-3A, Class A2, 0.75%, 10/25/36 (a)(b)		32	25,945
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW16, Class AM, 5.91%, 6/11/40 (b)		25	25,839
BWAY Mortgage Trust:
Series 2013-1515, Class A2, 3.45%, 3/10/25 (a)		230	245,372
Series 2013-1515, Class C, 3.45%, 3/10/33 (a)		100	101,203
CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class A, 1.84%, 12/15/27 (a)(b)		95	94,462
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD5, Class AMA, 6.33%, 11/15/44 (b)		46	48,516
Commercial Mortgage Pass-Through Certificates:
Series 2007-C9, Class AJFL, 1.14%, 12/10/49 (a)(b)		40	37,881

Non-Agency Mortgage-Backed Securities		Par (000)		Value
Commercial Mortgage-Backed Securities (continued)
Series 2010-RR1, Class GEB, 5.54%, 12/11/49 (a)(b)	USD	100		$101,391
Series 2014-FL5, Class D, 4.44%, 10/15/31 (a)(b)		100		89,493
Series 2015-CR25, Class C, 4.55%, 8/10/48 (b)		20		19,996
Countrywide Commercial Mortgage Trust, Series 2007-MF1, Class A, 6.27%, 11/12/43 (a)(b)		9		9,546
Credit Suisse Commercial Mortgage Trust, Series 2015-DEAL, Class A, 1.76%, 4/15/29 (a)(b)		100		98,917
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C3, Class AJ, 4.77%, 7/15/37		0	(e)	180
Credit Suisse Mortgage Capital Certificates, Series 2010-RR2, Class 2A, 6.14%, 9/15/39 (a)(b)		130		132,760
CSAIL Commercial Mortgage Trust, Series 2015-C1, Class D, 3.80%, 4/17/50 (a)(b)		100		79,666
Deutsche Bank Re-REMIC Trust, Series 2013-EZ3, Class A, 1.64%, 12/18/49 (a)(b)		19		18,927
Extended Stay America Trust, Series 2013-ESH7, Class A27, 2.96%, 12/05/31 (a)		79		79,344
FREMF Mortgage Trust:
Series 2015-K47, Class B, 3.72%, 6/25/48 (a)(b)		11		10,513
Series 2016-K54, Class B, 3.85%, 2/25/26 (a)(b)		35		33,553
GS Mortgage Securities Corp. II, Series 2013-KING, Class E, 3.55%, 12/10/27 (a)(b)		180		172,279
GS Mortgage Securities Trust 2014-Gc22, 1.06%, 5/10/24 (b)		983		58,063
JPMDB Commercial Mortgage Securities Trust, Series 2016-C2, Class A4, 3.14%, 6/15/49		20		21,029
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2006-CB16, Class AM, 5.59%, 5/12/45		30		29,996
Series 2007-LDPX, Class AM, 5.46%, 1/15/49 (b)		32		31,482
Series 2008-C2, Class ASB, 6.13%, 2/12/51 (b)		48		49,370
Series 2015-CSMO, Class D, 3.74%, 1/15/32 (a)(b)		100		99,184
Series 2015-CSMO, Class F, 5.68%, 1/15/32 (a)(b)		100		98,360
Series 2015-JP1, Class D, 4.40%, 1/15/49 (b)		10		8,864
Series 2015-SGP, Class A, 2.13%, 7/15/36 (a)(b)		36		35,977
Merrill Lynch Mortgage Trust, Series 2007-C1, Class A1A, 6.02%, 6/12/50 (b)		56		57,344
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2015-C25, Class D, 3.07%, 10/15/48		10		6,915
Series 2015-C26, Class D, 3.06%, 10/15/48 (a)		140		96,790
Morgan Stanley Capital I Trust:
Series 2007-HQ11, Class AMFL, 0.62%, 2/12/44 (b)		25		24,517

See Notes to Financial Statements.

110	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock Total Return Portfolio

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Series 2007-HQ12, Class AM, 5.90%, 4/12/49 (b)	USD	50	$50,347
Series 2007-IQ13, Class AM, 5.41%, 3/15/44		60	61,151
Morgan Stanley Re-REMIC Trust, Series 2012-XA, Class A, 2.00%, 7/27/49 (a)		26	25,968
RBSCF Trust, Series 2010-RR3, Class WBTA, 6.15%, 2/16/51 (a)(b)		345	345,919
SCG Trust, Series 2013-SRP1, Class AJ, 2.38%, 11/15/26 (a)(b)		100	99,717
STRIPs Ltd.:
Series 2012-1A, Class A, 1.50%, 12/25/44 (a)		17	17,011
Series 2012-1A, Class B, 0.50%, 12/25/44 (a)(b)		100	90,141
Velocity Commercial Capital Loan Trust, Series 2015-1, Class AFL, 2.88%, 6/25/45 (a)(b)		75	75,072
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class AM, 5.34%, 11/15/48		15	15,145
Wells Fargo Commercial Mortgage Trust, Series 2015-C31, Class D, 3.85%, 11/15/48		10	7,028
Wells Fargo Resecuritization Trust, Series 2012-IO, Class A, 1.75%, 8/20/21 (a)		6	5,627
WF-RBS Commercial Mortgage Trust 2014-C22, 3.77%, 9/15/24		20	18,716

			3,154,222
Interest Only Commercial Mortgage-Backed Securities — 0.5%
BB-UBS Trust, Series 2012-SHOW, Class XA, 0.73%, 11/05/36 (a)(b)		1,760	81,256
Commercial Mortgage Pass-Through Certificates:
Series 2013-LC6, Class XA, 1.87%, 1/10/46 (b)		447	27,927
Series 2015-3BP, Class XA, 0.17%, 2/10/35 (a)(b)		939	7,371
Series 2016-DC2, Class XA, 1.14%, 2/10/26 (b)		160	11,742
GS Mortgage Securities Corp. II, Series 2013-GC10, Class XA, 1.75%, 2/10/46 (b)		1,238	97,266
Hilton USA Trust, Series 2013-HLT, Class X1FX, 0.00%, 11/05/30 (a)(b)		1,225	12
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2012-LC9, Class XA, 0.00%, 12/15/47 (b)		935	65,808
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C19, Class XA, 1.30%, 12/15/47 (b)		200	12,179
Series 2014-C19, Class XF, 1.34%, 12/15/47 (a)(b)		100	6,710
WF-RBS Commercial Mortgage Trust, Series 2014-C24, Class XA, 1.12%, 11/15/47 (b)		411	22,966

			333,237
Total Non-Agency Mortgage-Backed Securities — 8.4%			5,159,910

Other Interests (f)	Beneficial Interest (000)		Value
Capital Markets — 0.0%
Lehman Brothers Holdings Capital Trust VII (g)	USD	55	—
Lehman Brothers Holdings, Inc. (g)		325	—
Total Other Interests — 0.0%			—

Preferred Securities
Capital Trusts		Par (000)
Capital Markets — 0.0%
State Street Capital Trust IV, 1.65%, 6/01/77 (b)		20	$16,707

Trust Preferreds		Shares
Banks — 0.3%
Citigroup Capital XIII, 7.01%, 10/30/40 (b)		6,917	180,326
Consumer Finance — 0.2%
GMAC Capital Trust I, 6.41%, 2/15/40 (b)		4,000	99,280
Total Trust Preferreds — 0.5%			279,606
Total Preferred Securities — 0.5%			296,313

Taxable Municipal Bonds		Par (000)
Arizona Health Facilities Authority RB, 1.23%, 1/01/37 (b)	USD	20	18,609
Bay Area Toll Authority RB, 6.92%, 4/01/40		20	29,259
California State Public Works Board RB, 8.36%, 10/01/34		10	15,460
City of Atlanta, GA Water & Wastewater Revenue RB, 5.00%, 11/01/33		15	18,669
City of San Jose, CA Airport Revenue RB, AMBAC, 5.00%, 3/01/37		15	15,399
City of Seattle, WA Municipal Light & Power Revenue RB, 5.00%, 4/01/23-4/01/25		30	38,041
Clark County School District GO, 5.00%, 6/15/23-6/15/28		80	100,540
Colorado Health Facilities Authority RB, 5.25%, 2/01/31		10	11,389
Commonwealth of Massachusetts GO, 5.00%, 7/01/22-7/01/28		75	94,779
Contra Costa Community College District GO, 6.50%, 8/01/34		5	6,882
County of Miami-Dade, FL Aviation Revenue RB, 5.00%, 10/01/38		15	17,794
County of Miami-Dade, FL GO, 5.00%, 7/01/29-7/01/38		75	94,893
County of Sacramento, CA Airport System Revenue RB, AGM, 5.25%, 7/01/39		10	10,749
Energy Northwest RB:
2.81%, 7/01/24		20	21,055
5.00%, 7/01/27-7/01/28		20	26,091
Grant County Public Utility District No. 2 RB, 4.58%, 1/01/40		5	5,458

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2016	111

Schedule of Investments (continued)	BlackRock Total Return Portfolio

Taxable Municipal Bonds		Par (000)	Value
Health & Educational Facilities Authority of the State of Missouri RB, 5.00%, 11/15/29-11/15/34	USD	15	$18,810
Horry County School District, SC GO, 5.00%, 3/01/19-3/01/25		50	61,138
Las Vegas Valley Water District GO, 5.00%, 6/01/41		5	6,201
Los Angeles Community College District GO, 6.60%, 8/01/42		20	30,554
Los Angeles Department of Water & Power RB, 6.60%, 7/01/50		10	15,539
Massachusetts Clean Water Trust RB, 5.00%, 2/01/25-2/01/28		40	52,634
Massachusetts Development Finance Agency RB, 5.00%, 7/01/44		45	52,869
Metropolitan Transportation Authority RB:
6.69%, 11/15/40		10	14,416
6.81%, 11/15/40		20	29,142
Metropolitan Washington Airports Authority Dulles Toll Road Revenue RB, 7.46%, 10/01/46		10	15,464
Miami-Dade County Educational Facilities Authority RB, 5.07%, 4/01/50		15	17,883
Municipal Electric Authority of Georgia RB, 6.64%, 4/01/57		15	19,752
New Jersey Educational Facilities Authority RB, 5.00%, 7/01/23		15	18,938
New Jersey State Turnpike Authority RB, 7.41%, 1/01/40		23	36,003
New Jersey Turnpike Authority RB, 5.00%, 1/01/45		5	5,990
New York City Water & Sewer System RB:
5.75%, 6/15/41		10	13,828
5.38%, 6/15/43		95	111,967
5.50%, 6/15/43		115	136,270
5.88%, 6/15/44		20	28,748
New York State Dormitory Authority RB:
5.00%, 3/15/32		10	12,723
5.39%, 3/15/40		15	19,885
New York State Housing Finance Agency RB, 3.25%, 11/01/41		5	5,081
New York State Thruway Authority RB, 5.00%, 5/01/19-1/01/31		15	17,940
New York State Urban Development Corp. RB, 5.00%, 3/15/24-3/15/28		100	129,667
New York Transportation Development Corp. RB:
5.00%, 7/01/41-7/01/46		40	46,123
5.25%, 1/01/50		20	23,413
Orange County Local Transportation Authority RB, 6.91%, 2/15/41		25	36,421
Pennsylvania Economic Development Financing Authority RB, 5.00%, 12/31/38		10	11,879
Port Authority of New York & New Jersey RB, 4.96%, 8/01/46		30	37,281
Regents of the University of California Medical Center Pooled Revenue RB, 6.58%, 5/15/49		25	36,104
State of California GO:
5.00%, 9/01/27-9/01/32		30	39,135
7.50%, 4/01/34		20	30,337
7.55%, 4/01/39		10	15,823
4.99%, 4/01/39		15	16,242
7.30%, 10/01/39		5	7,566
7.35%, 11/01/39		10	15,207
7.60%, 11/01/40		85	137,496
State of Georgia GO, 5.00%, 7/01/23-2/01/29		90	116,261
State of Hawaii GO, 5.00%, 4/01/19-4/01/23		50	59,100
State of Illinois GO, 5.10%, 6/01/33		80	76,796
State of Maryland GO, 5.00%, 6/01/21-6/01/24		40	49,706

Taxable Municipal Bonds		Par (000)	Value
State of Nevada Highway Improvement Revenue RB, 5.00%, 12/01/27-12/01/28	USD	15	$19,521
State of North Carolina GO, 5.00%, 6/01/24-6/01/26		80	105,328
State of Ohio GO, 5.00%, 12/15/23-12/15/24		60	76,698
State of Washington GO, 5.00%, 8/01/25-8/01/32		115	148,174
State of Wisconsin GO, 5.00%, 5/01/34		15	18,807
Texas Private Activity Bond Surface Transportation Corp. RB, 5.00%, 12/31/55		15	17,464
University of California RB, 4.86%, 5/15/12		15	16,723
Virginia Public School Authority RB, 5.00%, 8/01/25		5	6,577
West Virginia Hospital Finance Authority RB, 5.00%, 6/01/19-6/01/24		30	35,496
Total Taxable Municipal Bonds — 4.2%			2,596,187

U.S. Government Sponsored Agency Securities
Collateralized Mortgage Obligations — 0.2%
Fannie Mae, Series 2013-C01, Class M2, 5.70%, 10/25/23 (b)		115	121,752
Commercial Mortgage-Backed Securities — 0.1%
Freddie Mac:
Series K050, Class A2, 3.33%, 8/25/25 (b)		20	22,048
Series K052, Class A2, 3.15%, 11/25/25		14	15,087
Series K055, Class A2, 2.67%, 3/25/26		10	10,472

			47,607
Interest Only Commercial Mortgage-Backed Securities — 0.1%
Fannie Mae:
Series 2013-M5, Class X2, 2.32%, 1/25/22 (b)		265	23,173
Series 2014-M13, Class X2, 0.14%, 2/25/24 (b)		1,862	20,208
Ginnie Mae, Series 2012-120, Class IO, 0.90%, 2/16/53 (b)		503	30,688

			74,069
Mortgage-Backed Securities — 45.0%
Fannie Mae Mortgage-Backed Securities:
2.50%, 4/01/30-7/01/31 (h)		691	715,066
2.80%, 3/01/41 (b)		32	34,260
2.95%, 3/01/41 (b)		14	14,792
3.00%, 11/01/26-7/01/46 (h)		3,607	3,772,710
3.37%, 6/01/41 (b)		37	38,902
3.50%, 7/01/26-7/01/46 (h)		3,341	3,554,599
3.52%, 9/01/41 (b)		27	28,412
4.00%, 2/01/25-7/01/46 (h)		3,692	3,980,779
4.50%, 2/01/25-11/01/45		936	1,027,528
5.00%, 9/01/33-7/01/46 (h)		852	948,344
5.50%, 2/01/35-9/01/39		437	494,788
6.00%, 2/01/17-9/01/40		294	339,217
6.50%, 5/01/40		143	166,143
Freddie Mac Mortgage-Backed Securities:
2.50%, 3/01/30-7/01/31 (h)		275	284,986
3.00%, 5/01/27-7/01/46 (h)		944	987,459
3.50%, 7/01/31-6/01/46 (h)		1,907	2,024,153
4.00%, 8/01/40-7/01/46 (h)		940	1,008,934
4.50%, 2/01/39-7/01/45		368	402,291
5.00%, 8/01/40-7/01/46 (h)		234	258,831
5.50%, 5/01/40-6/01/41		113	127,151
6.00%, 6/01/35		34	38,591

See Notes to Financial Statements.

112	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock Total Return Portfolio

U.S. Government Sponsored Agency Securities		Par (000)	Value
Ginnie Mae Mortgage-Backed Securities:
3.00%, 7/15/46 (h)	USD	966	$1,009,899
3.50%, 12/20/41-7/15/46 (h)		2,956	3,137,891
4.00%, 12/20/40-7/15/46 (h)		1,459	1,561,360
4.50%, 12/20/39-2/15/42		891	977,633
5.00%, 7/15/39-7/15/46 (h)		377	420,462
5.50%, 5/20/36-7/15/46 (h)		206	231,363

			27,586,544
Total U.S. Government Sponsored Agency Securities — 45.4%			27,829,972

U.S. Treasury Obligations
U.S. Treasury Bonds:
2.88%, 8/15/45		890	999,373
3.00%, 11/15/45		672	773,040
2.50%, 5/15/46		130	135,469
U.S. Treasury Inflation Indexed Notes, 0.63%, 1/15/26		630	663,669
U.S. Treasury Notes:
0.75%, 2/28/18-2/15/19 (i)		3,611	3,619,384
0.88%, 3/31/18-4/15/19 (i)		1,843	1,851,846
1.00%, 3/15/19		657	662,569
1.13%, 2/28/21		907	913,377
1.25%, 3/31/21		1,685	1,704,615
1.38%, 4/30/21-5/31/21 (i)		2,066	2,101,960
1.50%, 2/28/23-3/31/23 (i)		1,351	1,370,510
1.63%, 4/30/23		360	368,086
2.00%, 8/15/25		612	639,803
2.25%, 11/15/25		348	371,059
Total U.S. Treasury Obligations — 26.4%			16,174,760
Total Long-Term Investments (Cost — $75,276,702) — 125.1%			76,704,875

Short-Term Securities
Borrowed Bond Agreements — 7.2% (j)
BNP Paribas Securities Corp., 0.74%, Open (k) (Purchased on 5/03/16 to be repurchased at $28,279, collateralized by U.S. Treasury Notes, 1.38% due at 9/30/20, par and fair value of USD 28,000 and $28,509, respectively)		28	28,245
Credit Suisse Securities (USA) LLC, 0.65%, 7/01/16 (Purchased on 6/30/16 to be repurchased at $979,396, collateralized by U.S. Treasury Notes, 1.38% due at 1/31/21, par and fair value of USD 959,000 and $975,969, respectively)		979	979,379
Deutsche Bank Securities, Inc., 0.00%, 7/01/16 (Purchased on 6/30/16 to be repurchased at $62,850, collateralized by U.S. Treasury Bonds, 2.50% due at 2/15/46, par and fair value of USD 60,000 and $62,477, respectively)		63	62,850
Deutsche Bank Securities, Inc., 0.55%, 7/01/16 (Purchased on 6/30/16 to be repurchased at $11,876, collateralized by U.S. Treasury Notes, 1.63% due at 2/15/26, par and fair value of USD 11,700 and $11,832, respectively)		12	11,875

Short-Term Securities		Par (000)	Value
J.P. Morgan Securities LLC, 0.00%, 7/01/16 (Purchased on 6/30/16 to be repurchased at $1,361,115, collateralized by U.S. Treasury Notes, 1.63% due at 5/15/26, par and fair value of USD 1,341,000 and $1,357,396, respectively)	USD	1,361	$1,361,115
Nomura Securities International, Inc., 0.85%, Open (k) (Purchased on 5/04/16 to be repurchased at $1,355,253, collateralized by U.S. Treasury Notes, 1.13% due at 1/15/19, par and fair value of USD 1,340,000 and $1,355,023, respectively)		1,353	1,353,400
Nomura Securities International, Inc., 0.85%, Open (k) (Purchased on 5/10/16 to be repurchased at $603,050, collateralized by U.S. Treasury Notes, 1.75% due at 1/31/23, par and fair value of USD 590,500 and $608,630, respectively)		602	602,310

			4,399,174

Money Market Funds		Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.40% (l)		2,635,815	2,635,815
Total Short-Term Securities (Cost — $7,034,989) — 11.5%			7,034,989

Options Purchased
(Cost — $23,423) — 0.0%			8,076
Total Investments Before Borrowed Bonds and TBA Sale Commitments (Cost — $82,335,114) — 136.6%			83,747,940

Borrowed Bonds		Par (000)
U.S. Treasury Obligations — (7.2)%
U.S. Treasury Bonds, 2.50%, 2/15/46 (m)	USD	60	(62,477)
U.S. Treasury Notes:
1.13%, 1/15/19 (m)		1,340	(1,355,023)
1.38%, 9/30/20-1/31/21 (m)		987	(1,004,478)
1.63%, 2/15/26-5/15/26 (m)		1,353	(1,369,228)
1.75%, 1/31/23 (m)		591	(608,630)
(Proceeds — $4,338,860) — (7.2)%			(4,399,836)

Options Written
(Premiums Received — $ 4,378) — (0.0)%			(3,180)

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2016	113

Schedule of Investments (continued)	BlackRock Total Return Portfolio

TBA Sale Commitments (h)		Par (000)	Value
Fannie Mae Mortgage-Backed Securities:
2.50%, 7/01/31	USD	968	$(1,000,858)
3.00%, 7/01/31-7/01/46		3,236	(3,359,994)
3.50%, 7/01/31-7/01/46		1,228	(1,299,937)
4.00%, 7/01/31-7/01/46		946	(1,009,465)
4.50%, 7/01/46		296	(323,101)
5.00%, 7/01/46		602	(668,797)
5.50%, 7/01/46		382	(429,392)
6.00%, 7/01/46		100	(114,357)
6.50%, 7/01/46		81	(93,363)
Freddie Mac Mortgage-Backed Securities:
2.50%, 7/01/31		8	(8,273)
3.00%, 7/01/46		204	(211,477)
3.50%, 7/01/46		606	(638,857)
4.00%, 7/01/46		200	(214,062)
4.50%, 7/01/46		41	(44,709)

TBA Sale Commitments (h)		Par (000)	Value
5.00%, 7/01/46	USD	46	$(50,778)
Ginnie Mae Mortgage-Backed Securities:
3.50%, 7/15/46		1,260	(1,337,323)
4.00%, 7/15/46		585	(625,310)
4.50%, 7/15/46		450	(488,373)
5.00%, 7/15/46		150	(166,894)
Total TBA Sale Commitments (Proceeds — $12,026,255) — (19.7)%			(12,085,320)
Total Investments Net of Borrowed Bonds and TBA Sale Commitments — 109.7%			67,259,604
Liabilities in Excess of Other Assets — (9.7)%			(5,961,163)

Net Assets — 100.0%			$61,298,441

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate as of period end.

(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(d)	During the six months ended June 30, 2016, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2015	Shares Purchased		Shares Sold	Shares Held at June 30, 2016	Value at June 30, 2016	Income	Realized Loss
BlackRock Liquidity Funds, TempFund, Institutional Class	667,056	1,968,759	[1]	—	2,635,815	$2,635,815	$ 1,894	—
iShares iBoxx $ High Yield Corporate Bond ETF	9,267	19,042		(18,685)	9,624	815,057	16,052	$(23,793)
Total						$3,450,872	$17,946	$(23,793)

[1]	Represents net shares purchased.

(e)	Amount is less than $500.

(f)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(g)	Non-income producing security.

(h)	Represents or includes a TBA transaction. As of period end, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$(570,209)	$(3,106)
BNP Paribas Securities Corp.	$ 223,680	$ 1,401
Citigroup Global Markets, Inc.	$ 368,002	$ 2,334
Credit Suisse Securities (USA) LLC	$(383,739)	$(3,973)
Daiwa Capital Markets America, Inc.	$ 209,113	$ 2,051
Deutsche Bank Securities, Inc.	$ 176,370	$ 328
Goldman Sachs & Co.	$(782,614)	$(7,467)
J.P. Morgan Securities LLC	$(892,936)	$(4,339)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$ 209,687	$ (62)
Morgan Stanley & Co. LLC	$ 442,427	$ 743
Nomura Securities International, Inc.	$ (90,723)	$(2,114)
RBC Capital Markets, LLC	$ 93,481	$ 276
Wells Fargo Securities, LLC	$ 189,909	$ 535

(i)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(j)	Certain agreements have no stated maturity and can be terminated by either party at any time.

(k)	The amount to be repurchased assumes the maturity will be the day after the period end.

(l)	Current yield as of period end.

(m)	All or a portion of security has been pledged as collateral in connection with outstanding borrowed bonds.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

114	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock Total Return Portfolio

Reverse repurchase agreements

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest	Type of Underlying Collateral	Remaining Contractual Maturity of the Agreements
BNP Paribas Securities Corp.	0.50%	5/05/16	Open	$1,960,546	$1,962,098	U.S. Treasury Obligations	Open/Demand[1]
Nomura Securities International, Inc.	0.35%	5/26/16	Open	1,027,238	1,027,597	U.S. Treasury Obligations	Open/Demand[1]
Deutsche Bank Securities, Inc.	0.70%	6/29/16	7/01/16	1,315,169	1,315,194	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.71%	6/30/16	7/01/16	395,321	395,329	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.73%	6/30/16	7/01/16	1,704,251	1,704,286	U.S. Treasury Obligations	Overnight
Total				$6,402,525	$6,404,504

[1]	Certain agreements have no stated maturity and can be terminated by either party at any time.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Long (Short)	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(1)	Euro-Bobl	September 2016	USD	148,263	$ (1,222)
(3)	Euro-BTP Italian Government Bond	September 2016	USD	474,786	(3,709)
(6)	Euro-Bund	September 2016	USD	1,112,773	(9,016)
4	U.S. Treasury Bonds (30 Year)	September 2016	USD	689,375	38,326
20	U.S. Treasury Notes (10 Year)	September 2016	USD	2,659,687	17,120
9	U.S. Treasury Notes (2 Year)	September 2016	USD	1,973,953	11,161
24	U.S. Treasury Notes (5 Year)	September 2016	USD	2,931,937	44,457
5	U.S. Ultra Treasury Bonds	September 2016	USD	931,875	59,457
(2)	Euro Dollar	December 2016	USD	496,625	(1,503)
Total					$155,071

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
TRY	174,523	USD	60,000	Deutsche Bank AG	7/01/16	$ 657
TRY	174,275	USD	60,000	Morgan Stanley & Co. International PLC	7/01/16	571
USD	120,000	TRY	352,246	Morgan Stanley & Co. International PLC	7/01/16	(2,426)
CAD	156,024	USD	120,000	Deutsche Bank AG	7/05/16	769
EUR	108,622	USD	120,000	Morgan Stanley & Co. International PLC	7/05/16	567
EUR	120,000	USD	132,572	Morgan Stanley & Co. International PLC	7/05/16	624
GBP	87,500	USD	120,000	JPMorgan Chase Bank N.A.	7/05/16	(3,509)
JPY	12,289,380	USD	120,000	Goldman Sachs International	7/05/16	(973)
RUB	3,870,424	USD	60,000	Société Générale	7/05/16	443
RUB	3,875,273	USD	60,000	Société Générale	7/05/16	519
SEK	1,024,128	USD	120,000	BNP Paribas S.A.	7/05/16	1,072
USD	60,000	CAD	76,744	Royal Bank of Scotland PLC	7/05/16	597
USD	60,000	CAD	76,927	State Street Bank and Trust Co.	7/05/16	456
USD	60,000	EUR	53,034	Citibank N.A.	7/05/16	1,134
USD	132,893	EUR	120,000	Morgan Stanley & Co. International PLC	7/05/16	(302)
USD	60,000	EUR	53,136	Morgan Stanley & Co. International PLC	7/05/16	1,021
USD	60,000	GBP	40,805	HSBC Bank PLC	7/05/16	5,676
USD	60,000	GBP	40,827	Northern Trust Corp.	7/05/16	5,646
USD	60,000	JPY	6,258,506	Citibank N.A.	7/05/16	(616)

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2016	115

Schedule of Investments (continued)	BlackRock Total Return Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	60,000	JPY	6,276,471	Morgan Stanley & Co. International PLC	7/05/16	$ (790)
USD	12,000	RUB	7,890,000	Morgan Stanley & Co. International PLC	7/05/16	(3,385)
USD	60,000	SEK	496,705	Barclays Bank PLC	7/05/16	1,280
USD	60,000	SEK	494,787	Deutsche Bank AG	7/05/16	1,506
BRL	202,950	USD	60,000	Goldman Sachs International	7/06/16	3,057
BRL	203,670	USD	60,000	Royal Bank of Scotland PLC	7/06/16	3,281
COP	73,875,000	USD	25,000	BNP Paribas S.A.	7/06/16	256
COP	74,587,500	USD	25,000	BNP Paribas S.A.	7/06/16	499
COP	104,342,000	USD	35,000	Credit Suisse International	7/06/16	672
COP	103,460,000	USD	35,000	HSBC Bank PLC	7/06/16	370
USD	120,000	BRL	414,000	Morgan Stanley & Co. International PLC	7/06/16	(8,630)
USD	20,000	COP	59,700,000	BNP Paribas S.A.	7/06/16	(410)
USD	55,000	COP	164,856,450	Credit Suisse International	7/06/16	(1,360)
USD	20,000	COP	59,800,000	HSBC Bank PLC	7/06/16	(444)
USD	25,000	COP	74,625,000	Royal Bank of Scotland PLC	7/06/16	(512)
USD	56,790	EUR	50,000	Bank of New York Mellon	7/06/16	1,289
USD	283,634	EUR	254,000	Barclays Bank PLC	7/06/16	1,693
USD	20,838	MXN	390,000	HSBC Bank PLC	7/06/16	(482)
IDR	796,800,000	USD	60,000	JPMorgan Chase Bank N.A.	7/11/16	203
IDR	796,980,000	USD	60,000	Standard Chartered Bank	7/11/16	217
USD	120,000	IDR	1,617,600,000	Standard Chartered Bank	7/11/16	(2,219)
MXN	376,052	USD	20,239	Citibank N.A.	7/13/16	305
MXN	410,096	USD	22,073	Citibank N.A.	7/13/16	330
MXN	1,234,378	USD	66,715	Goldman Sachs International	7/13/16	717
MXN	783,554	USD	42,154	Royal Bank of Scotland PLC	7/13/16	651
MXN	351,933	USD	18,870	State Street Bank and Trust Co.	7/13/16	355
USD	12,786	MXN	236,557	BNP Paribas S.A.	7/13/16	(137)
USD	67,388	MXN	1,234,378	JPMorgan Chase Bank N.A.	7/13/16	(45)
USD	31,819	MXN	582,838	JPMorgan Chase Bank N.A.	7/13/16	(21)
USD	13,429	MXN	245,993	JPMorgan Chase Bank N.A.	7/13/16	(9)
USD	7,994	MXN	146,421	JPMorgan Chase Bank N.A.	7/13/16	(5)
USD	38,314	MXN	709,824	Morgan Stanley & Co. International PLC	7/13/16	(463)
JPY	6,539,313	USD	61,000	Standard Chartered Bank	7/14/16	2,353
KRW	36,098,400	USD	31,200	Morgan Stanley & Co. International PLC	7/14/16	135
KRW	18,236,400	USD	15,600	Standard Chartered Bank	7/14/16	230
USD	61,000	JPY	6,511,432	Royal Bank of Scotland PLC	7/14/16	(2,083)
USD	78,000	KRW	90,717,900	JPMorgan Chase Bank N.A.	7/14/16	(747)
USD	5,054	RUB	333,956	JPMorgan Chase Bank N.A.	7/20/16	(140)
CNH	664,800	USD	100,000	HSBC Bank PLC	7/29/16	(369)
CNH	525,901	USD	80,000	Morgan Stanley & Co. International PLC	7/29/16	(1,185)
USD	280,000	CNH	1,845,872	Barclays Bank PLC	7/29/16	3,366
USD	380,000	CNH	2,532,666	UBS AG	7/29/16	438
COP	43,912,500	USD	15,000	Credit Suisse International	8/01/16	(79)
COP	44,370,000	USD	15,000	Credit Suisse International	8/01/16	77
COP	58,576,000	USD	20,000	Standard Chartered Bank	8/01/16	(96)
COP	88,590,000	USD	30,000	Standard Chartered Bank	8/01/16	103
USD	278,886	EUR	251,000	Morgan Stanley & Co. International PLC	8/03/16	(16)
EUR	45,445	USD	50,389	Morgan Stanley & Co. International PLC	8/16/16	131

See Notes to Financial Statements.

116	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock Total Return Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	66,461	USD	73,693	Morgan Stanley & Co. International PLC	8/16/16	$190
JPY	6,505,119	USD	61,000	Royal Bank of Scotland PLC	8/16/16	2,089
PLN	230,651	USD	58,278	BNP Paribas S.A.	8/16/16	114
PLN	220,568	USD	56,950	JPMorgan Chase Bank N.A.	8/16/16	(1,109)
PLN	506,445	USD	126,489	Royal Bank of Scotland PLC	8/16/16	1,726
PLN	515,914	USD	133,139	State Street Bank and Trust Co.	8/16/16	(2,528)
USD	8,180	EUR	7,378	Goldman Sachs International	8/16/16	(23)
USD	118,269	EUR	104,528	Royal Bank of Scotland PLC	8/16/16	2,067
USD	13,508	GBP	10,000	BNP Paribas S.A.	8/16/16	190
USD	20,263	GBP	15,000	BNP Paribas S.A.	8/16/16	285
USD	13,477	GBP	10,000	Deutsche Bank AG	8/16/16	159
USD	13,499	GBP	10,000	JPMorgan Chase Bank N.A.	8/16/16	181
USD	13,515	GBP	10,000	JPMorgan Chase Bank N.A.	8/16/16	197
USD	6,755	GBP	5,000	Royal Bank of Scotland PLC	8/16/16	96
USD	10,500	JPY	1,080,114	BNP Paribas S.A.	8/16/16	25
USD	20,000	JPY	2,054,800	BNP Paribas S.A.	8/16/16	72
USD	10,500	JPY	1,079,242	Goldman Sachs International	8/16/16	33
USD	20,000	JPY	2,057,200	Morgan Stanley & Co. International PLC	8/16/16	48
USD	66,491	MXN	1,234,378	Goldman Sachs International	8/16/16	(707)
USD	438,999	PLN	1,712,716	Royal Bank of Scotland PLC	8/16/16	5,399
USD	33,813	PLN	131,078	State Street Bank and Trust Co.	8/16/16	628
USD	104,305	IDR	1,401,332,457	Nomura International PLC	8/22/16	(758)
AUD	472,000	USD	348,985	Bank of America N.A.	9/21/16	1,956
AUD	400,000	USD	295,980	Morgan Stanley & Co. International PLC	9/21/16	1,428
CNH	1,603,944	USD	240,000	HSBC Bank PLC	9/21/16	(186)
USD	640,889	AUD	872,000	State Street Bank and Trust Co.	9/21/16	(7,459)
Total						$15,926

Exchange-Traded Options Purchased

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
U.S. Treasury Notes (10 Year) Futures	Put	7/22/16	USD	132.00	8	$2,125
U.S. Treasury Notes (10 Year) Futures	Put	7/22/16	USD	130.50	8	625
Total						$2,750

OTC Barrier Options Purchased

Description	Put/ Call	Type of Option	Counterparty	Expiration Date	Strike Price		Barrier Price	Notional Amount (000)		Value
GBP Currency	Put	Down-and-Out	BNP Paribas S.A.	7/27/16	USD	1.34	USD 1.25	GBP	291	$3,147

OTC Options Purchased

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Value
USD Currency	Call	HSBC Bank USA N.A.	7/29/16	CNH	6.75	USD	806	$2,179

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2016	117

Schedule of Investments (continued)	BlackRock Total Return Portfolio

Exchange-Traded Options Written

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
U.S. Treasury Notes (10 Year) Futures	Call	07/22/16	USD	135.00	8	$(1,000)

OTC Options Written

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount		Value
USD Currency	Call	Deutsche Bank AG	7/29/16	CNH	6.75	USD	806	$(2,180)

Centrally Cleared Credit Default Swaps — Sell Protection

Index	Receive Fixed Rate	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation
CDX.NA.HY Series 26 Version 1	5.00%	6/20/21	B+	USD	338	$ 4,971
CDX.NA.IG Series 26 Version 1	1.00%	6/20/21	BBB+	USD	6,196	22,410
Total						$27,381

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps

Fixed Rate	Floating Rate	Effective Date	Expiration Date		Notional Amount (000)	Unrealized Appreciation (Depreciation)
0.65%[1]	3-month LIBOR	N/A	11/26/16	USD	220	$ 18
1.26%[1]	3-month LIBOR	N/A	1/12/17	USD	3,506	(27,107)
1.44%[1]	3-month LIBOR	6/14/20[2]	6/14/21	USD	3,230	(2,935)
1.51%[1]	3-month LIBOR	6/14/20[2]	6/14/21	USD	3,210	(6,226)
2.13%[3]	3-month LIBOR	N/A	8/25/25	USD	20	1,560
2.27%[1]	3-month LIBOR	N/A	9/11/25	USD	31	(2,801)
1.46%[1]	3-month LIBOR	N/A	6/28/26	USD	60	(484)
1.46%[1]	3-month LIBOR	N/A	6/28/26	USD	15	(122)
Total						$(38,097)

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Forward swap.

[3]	Fund pays the floating rate and receives the fixed rate.

OTC Credit Default Swaps — Buy Protection

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	JPMorgan Chase Bank N.A.	6/20/20	USD	66	$ 735	$ 461	$ 274
United Mexican States	1.00%	Bank of America N.A.	9/20/20	USD	66	1,020	700	320
Loews Corp.	1.00%	Barclays Bank PLC	12/20/20	USD	35	(1,028)	(1,104)	76
Valero Energy Corp.	1.00%	Morgan Stanley Capital Services LLC	12/20/20	USD	35	789	773	16
HSBC Bank PLC	1.00%	Bank of America N.A.	6/20/21	EUR	230	(27)	14	(41)
HSBC Bank PLC	1.00%	Bank of America N.A.	6/20/21	EUR	74	(8)	(155)	147
Standard Chartered PLC	1.00%	Bank of America N.A.	6/20/21	EUR	110	3,267	2,441	826
Standard Chartered PLC	1.00%	Bank of America N.A.	6/20/21	EUR	20	594	444	150
Standard Chartered PLC	1.00%	BNP Paribas S.A.	6/20/21	EUR	23	690	1,205	(515)
Standard Chartered PLC	1.00%	BNP Paribas S.A.	6/20/21	EUR	18	535	483	52
Standard Chartered PLC	1.00%	BNP Paribas S.A.	6/20/21	EUR	13	387	349	38
HSBC Bank PLC	1.00%	Citibank N.A.	6/20/21	EUR	80	(10)	(185)	175
HSBC Bank PLC	1.00%	Citibank N.A.	6/20/21	EUR	39	(4)	(90)	86

See Notes to Financial Statements.

118	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock Total Return Portfolio

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
HSBC Bank PLC	1.00%	Citibank N.A.	6/20/21	EUR	28	$ (3)	$ (65)	$ 62
HSBC Bank PLC	1.00%	Citibank N.A.	6/20/21	EUR	20	(2)	(46)	44
HSBC Bank PLC	1.00%	Citibank N.A.	6/20/21	EUR	20	(2)	(46)	44
HSBC Bank PLC	1.00%	Citibank N.A.	6/20/21	EUR	10	(1)	(23)	22
HSBC Bank PLC	1.00%	Credit Suisse International	6/20/21	EUR	160	15	723	(708)
HSBC Bank PLC	1.00%	JPMorgan Chase Bank N.A.	6/20/21	EUR	55	(6)	(219)	213
HSBC Bank PLC	1.00%	JPMorgan Chase Bank N.A.	6/20/21	EUR	41	(5)	(50)	45
HSBC Bank PLC	1.00%	JPMorgan Chase Bank N.A.	6/20/21	EUR	3	—	(12)	12
Standard Chartered PLC	1.00%	JPMorgan Chase Bank N.A.	6/20/21	EUR	23	690	1,204	(514)
Republic of South Africa	1.00%	Bank of America N.A.	6/20/21	USD	25	2,046	2,593	(547)
Russian Federation	1.00%	Bank of America N.A.	6/20/21	USD	15	903	952	(49)
Federation of Malaysia	1.00%	Barclays Bank PLC	6/20/21	USD	38	968	1,022	(54)
Republic of South Africa	1.00%	Barclays Bank PLC	6/20/21	USD	60	4,911	6,471	(1,560)
Republic of South Africa	1.00%	Barclays Bank PLC	6/20/21	USD	30	2,455	3,014	(559)
Republic of the Philippines	1.00%	Barclays Bank PLC	6/20/21	USD	29	184	178	6
Republic of the Philippines	1.00%	Barclays Bank PLC	6/20/21	USD	18	112	109	3
Republic of the Philippines	1.00%	Barclays Bank PLC	6/20/21	USD	17	110	115	(5)
Republic of the Philippines	1.00%	Barclays Bank PLC	6/20/21	USD	15	93	98	(5)
Republic of the Philippines	1.00%	Barclays Bank PLC	6/20/21	USD	15	92	96	(4)
Republic of the Philippines	1.00%	Barclays Bank PLC	6/20/21	USD	15	92	96	(4)
Republic of the Philippines	1.00%	Barclays Bank PLC	6/20/21	USD	15	93	110	(17)
Republic of the Philippines	1.00%	Barclays Bank PLC	6/20/21	USD	12	75	73	2
Republic of the Philippines	1.00%	Barclays Bank PLC	6/20/21	USD	12	73	71	2
Republic of the Philippines	1.00%	Barclays Bank PLC	6/20/21	USD	12	74	77	(3)
Australia & New Zealand Banking Group Ltd.	1.00%	BNP Paribas S.A.	6/20/21	USD	371	(2,929)	3,979	(6,908)
Republic of South Africa	1.00%	BNP Paribas S.A.	6/20/21	USD	15	1,227	1,590	(363)
Republic of South Africa	1.00%	BNP Paribas S.A.	6/20/21	USD	15	1,228	1,638	(410)
Prudential Financial, Inc.	1.00%	Citibank N.A.	6/20/21	USD	88	1,172	1,153	19
Prudential Financial, Inc.	1.00%	Citibank N.A.	6/20/21	USD	35	467	459	8
Republic of South Africa	1.00%	Citibank N.A.	6/20/21	USD	17	1,392	1,729	(337)
Republic of South Africa	1.00%	Citibank N.A.	6/20/21	USD	5	435	434	1
Republic of South Africa	1.00%	Citibank N.A.	6/20/21	USD	1	81	102	(21)
Republic of the Philippines	1.00%	Citibank N.A.	6/20/21	USD	17	106	96	10
Republic of the Philippines	1.00%	Citibank N.A.	6/20/21	USD	16	100	104	(4)
Australia & New Zealand Banking Group Ltd.	1.00%	Deutsche Bank AG	6/20/21	USD	215	(1,695)	2,238	(3,933)
Commonwealth Bank of Australia	1.00%	Deutsche Bank AG	6/20/21	USD	120	(945)	1,177	(2,122)
Commonwealth Bank of Australia	1.00%	Deutsche Bank AG	6/20/21	USD	32	(251)	558	(809)
Republic of South Africa	1.00%	Goldman Sachs International	6/20/21	USD	15	1,228	1,641	(413)
Republic of South Africa	1.00%	HSBC Bank PLC	6/20/21	USD	15	1,227	1,598	(371)
Republic of South Africa	1.00%	HSBC Bank PLC	6/20/21	USD	15	1,228	1,651	(423)
Australia & New Zealand Banking Group Ltd.	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	140	(1,105)	1,452	(2,557)
Australia & New Zealand Banking Group Ltd.	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	79	(621)	823	(1,444)
Commonwealth Bank of Australia	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	128	(1,008)	1,278	(2,286)
National Australia Bank Ltd.	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	80	(653)	836	(1,489)
Republic of South Africa	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	40	3,275	4,102	(827)
Republic of the Philippines	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	66	420	355	65
Republic of the Philippines	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	15	95	86	9
Republic of the Philippines	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	5	30	29	1

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2016	119

Schedule of Investments (continued)	BlackRock Total Return Portfolio

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA Series 8 AAA	0.50%	Credit Suisse International	10/17/57	USD	20	$ 745	$ 903	$ (158)
Total						$25,156	$51,888	$(26,732)

OTC Credit Default Swaps — Sell Protection

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Received	Unrealized Appreciation (Depreciation)
Transocean Ltd.	1.00%	Goldman Sachs International	6/20/19	BB-	USD	50	$ (7,555)	$ (931)	$ (6,624)
Transocean Ltd.	1.00%	Goldman Sachs International	6/20/19	BB-	USD	10	(1,511)	(186)	(1,325)
United Mexican States	1.00%	Bank of America N.A.	6/20/20	BBB+	USD	66	(734)	(534)	(200)
United Mexican States	1.00%	JPMorgan Chase Bank N.A.	9/20/20	BBB+	USD	66	(1,019)	(609)	(410)
Federation of Malaysia	1.00%	Citibank N.A.	6/20/21		USD	0	(9)	(8)	(1)
Federative Republic of Brazil	1.00%	Barclays Bank PLC	6/20/21	BB	USD	73	(7,019)	(7,965)	946
Republic of the Philippines	1.00%	Bank of America N.A.	6/20/21	BBB	USD	2	(12)	(9)	(3)
CMBX.NA Series 3 AM	0.50%	Credit Suisse International	12/13/49	BBB	USD	200	(4,101)	(18,177)	14,076
CMBX.NA Series 4 AM	0.50%	Deutsche Bank AG	2/17/51	BB+	USD	50	(1,381)	(6,869)	5,488
CMBX.NA Series 9 A	2.00%	Credit Suisse International	9/17/58	Not Rated	USD	10	(1,318)	(1,442)	124
CMBX.NA Series 9 A	2.00%	Morgan Stanley Capital Services LLC	9/17/58	Not Rated	USD	10	(1,318)	(1,428)	110
Total							$(25,977)	$(38,158)	$12,181

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaps

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
6.51%[1]	1-day COOIS	Credit Suisse International	7/06/16	COP	745,896	$148	—	$ 148
6.64%[1]	1-day COOIS	Credit Suisse International	8/22/16	COP	336,419	250	—	250
1.92%[1]	3-month KRW Certificate of Deposit	Deutsche Bank AG	11/10/17	KRW	100,213	829	$184	645
1.69%[2]	3-month KRW Certificate of Deposit	Deutsche Bank AG	11/10/17	KRW	100,213	(520)	—	(520)
4.55%[2]	28-day MXIBTIIE	Barclays Bank PLC	3/21/18	MXN	408	153	6	147
4.85%[2]	28-day MXIBTIIE	Bank of America N.A.	11/01/18	MXN	358	101	1	100
12.24%[1]	1-day BZDIOVER	Bank of America N.A.	1/02/19	BRL	415	(166)	—	(166)
12.46%[1]	1-day BZDIOVER	Bank of America N.A.	1/02/19	BRL	206	142	—	142
12.29%[1]	1-day BZDIOVER	Bank of America N.A.	1/02/19	BRL	206	(85)	—	(85)
12.52%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/19	BRL	206	232	—	232
12.31%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/19	BRL	113	115	—	115
2.57%[1]	3-month LIBOR	Deutsche Bank AG	10/27/20	USD	200	14,709	—	14,709
11.41%[2]	1-day BZDIOVER	Bank of America N.A.	1/04/21	BRL	82	1,526	—	1,526
12.05%[1]	1-day BZDIOVER	Bank of America N.A.	1/04/21	BRL	43	(259)	—	(259)

See Notes to Financial Statements.

120	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock Total Return Portfolio

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
12.75%[1]	1-day BZDIOVER	Citibank N.A.	1/04/21	BRL	129	$1,252	—	$ 1,252
11.84%[1]	1-day BZDIOVER	HSBC Bank PLC	1/04/21	BRL	29	(293)	—	(293)
12.74%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/21	BRL	90	861	—	861
11.72%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/21	BRL	9	(116)	—	(116)
2.77%[1]	7-day China Fixing Repo Rates	Bank of America N.A.	5/12/21	CNY	215	315	—	315
2.75%[1]	7-day China Fixing Repo Rates	Bank of America N.A.	5/12/21	CNY	175	229	—	229
2.75%[1]	7-day China Fixing Repo Rates	Bank of America N.A.	5/12/21	CNY	175	229	—	229
2.75%[1]	7-day China Fixing Repo Rates	Bank of America N.A.	5/12/21	CNY	140	187	$ (1)	188
2.74%[1]	7-day China Fixing Repo Rates	Bank of America N.A.	5/12/21	CNY	135	170	(1)	171
2.75%[1]	7-day China Fixing Repo Rates	Bank of America N.A.	5/12/21	CNY	85	111	—	111
2.73%[1]	7-day China Fixing Repo Rates	Bank of America N.A.	5/12/21	CNY	85	96	—	96
3.27%[2]	3-month LIBOR	Deutsche Bank AG	5/16/21	USD	210	(23,826)	—	(23,826)
3.25%[2]	3-month LIBOR	UBS AG	7/05/21	USD	300	(37,888)	—	(37,888)
12.92%[1]	1-day BZDIOVER	Bank of America N.A.	1/02/23	BRL	120	1,980	—	1,980
12.62%[1]	1-day BZDIOVER	Bank of America N.A.	1/02/23	BRL	32	343	—	343
12.73%[1]	1-day BZDIOVER	Bank of America N.A.	1/02/23	BRL	27	353	—	353
12.37%[1]	1-day BZDIOVER	Citibank N.A.	1/02/23	BRL	52	316	—	316
12.75%[1]	1-day BZDIOVER	Citibank N.A.	1/02/23	BRL	28	371	—	371
2.16%[2]	3-month LIBOR	Bank of America N.A.	5/28/23	USD	100	(6,880)	—	(6,880)
2.32%[1]	3-month LIBOR	Bank of America N.A.	5/31/23	USD	200	15,954	—	15,954
2.31%[2]	3-month LIBOR	Deutsche Bank AG	5/31/23	USD	100	(7,926)	—	(7,926)
5.73%[2]	28-day MXIBTIIE	Bank of America N.A.	1/03/25	MXN	336	261	5	256
6.43%[1]	28-day MXIBTIIE	Bank of America N.A.	6/06/25	MXN	262	458	(4)	462
6.33%[1]	28-day MXIBTIIE	Citibank N.A.	6/09/25	MXN	131	179	(1)	180
6.33%[1]	28-day MXIBTIIE	Citibank N.A.	7/17/25	MXN	316	407	(2)	409
6.32%[1]	28-day MXIBTIIE	Morgan Stanley Capital Services LLC	7/17/25	MXN	633	805	(3)	808
6.31%[2]	28-day MXIBTIIE	Deutsche Bank AG	8/11/25	MXN	1,180	(1,433)	6	(1,439)
6.27%[1]	28-day MXIBTIIE	Bank of America N.A.	12/05/25	MXN	36	38	(1)	39
6.30%[1]	28-day MXIBTIIE	Goldman Sachs International	6/15/26	MXN	1,709	1,646	(6)	1,652
Total						$(34,626)	$183	$(34,809)

[1]	Fund pays the floating rate and receives the fixed rate.

[2]	Fund pays the fixed rate and receives the floating rate.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2016	121

Schedule of Investments (continued)	BlackRock Total Return Portfolio

Transactions in Options Written for the Six Months Ended June 30, 2016

	Calls				Puts
		Notional (000)				Notional (000)
				Premiums			Premiums
	Contracts	GBP	USD	Received	Contracts	AUD	Received

Outstanding options, beginning of period	—	—	—	—	—	—	—
Options written	54	1,750	2,428	$51,913	3	1,322	$15,959
Options expired	—	—	(30)	(113)	—	—	—
Options closed	(46)	(1,750)	(1,592)	(47,422)	(3)	(1,322)	(15,959)

Outstanding options, end of period	8	—	806	$4,378	—	—	—

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets - Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$170,521	—	$170,521
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$60,149	—	—	60,149
Options purchased	Investments at value — unaffiliated[2]	—	—	—	5,326	2,750	—	8,076
Swaps - centrally cleared	Net unrealized appreciation[1]	—	$ 27,381	—	—	1,578	—	28,959
Swaps - OTC	Unrealized appreciation on OTC swaps Swap premiums paid	—	77,355	—	—	44,791	—	122,146

Total		—	$104,736	—	$65,475	$219,640	—	$389,851

Liabilities - Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$ 15,450	—	$15,450
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$44,223	—	—	44,223
Options written	Options written, at value	—	—	—	2,180	1,000	—	3,180
Swaps - centrally cleared	Net unrealized depreciation[1]	—	—	—	—	39,675	—	39,675
Swaps - OTC	Unrealized depreciation on OTC swaps; Swap premiums received	—	$ 78,176	—	—	79,417	—	157,593

Total		—	$ 78,176	—	$46,403	$135,542	—	$260,121

[1]

Includes cumulative appreciation (depreciation) on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

For the six months ended June 30, 2016, the effect of derivative financial instruments in the Statements of Operations were as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$287,005	—	$287,005
Foreign currency transactions	—	—	—	$(34,679)	—	—	(34,679)
Options purchased[1]	—	—	—	4,950	(33,889)	—	(28,939)
Options written	—	—	—	2,978	(847)	—	2,131
Swaps	—	$(39,624)	—	—	57,329	—	17,705

Total	—	$(39,624)	—	$(26,751)	$309,598	—	$243,223

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$151,967	—	$151,967
Foreign currency translations	—	—	—	$ 20,877	—	—	20,877
Options purchased[1]	—	—	—	(12,754)	256	—	(12,498)
Options written	—	—	—	641	557	—	1,198
Swaps	—	$ 35,286	—	—	(22,295)	—	12,991

Total	—	$ 35,286	—	$ 8,764	$130,485	—	$174,535

[1]	Options purchased are included in the net realized gain (loss) from investments and the net change in unrealized appreciation (depreciation) on investments.

See Notes to Financial Statements.

122	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock Total Return Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts - long	$10,354,633
Average notional value of contracts - short	$ 1,376,655
Forward foreign currency exchange contracts:
Average amounts purchased - in USD	$ 3,598,266
Average amounts sold - USD	$ 1,997,409
Options:
Average value of option contracts purchased	$ 29,165
Average value of option contracts written	$ 22,000
Credit default swaps:
Average notional value - buy protection	$ 4,007,470
Average notional value - sell protection	$ 3,829,500
Interest rate swaps:
Average notional value - pays fixed rate	$ 8,412,547
Average notional value - receives fixed rate	$ 1,821,994

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$ 551		$ 10,471
Forward foreign currency exchange contracts	60,149		44,223
Options	8,076	[1]	3,180
Swaps - Centrally cleared	8,306		—
Swaps - OTC[2]	122,146		157,593

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$199,228		$215,467
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(11,607)		(11,471)

Total derivative assets and liabilities subject to an MNA	$187,621		$203,996

[1]	Includes options purchased at value which is included in Investments at value - unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.

[2]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund.

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$ 33,043	$ (8,935)	—	—	$24,108
Bank of New York Mellon	1,289	—	—	—	1,289
Barclays Bank PLC	19,057	(11,280)	—	—	7,777
BNP Paribas S.A.	14,994	(8,743)	—	—	6,251
Citibank N.A.	8,845	(1,445)	—	—	7,400
Credit Suisse International	16,973	(16,973)	—	—	—
Deutsche Bank AG	28,096	(28,096)	—	—	—
Goldman Sachs International	7,100	(7,100)	—	—	—
HSBC Bank PLC	9,295	(2,568)	—	—	6,727
HSBC Bank USA N.A.	2,179	—	—	—	2,179
JPMorgan Chase Bank N.A.	13,034	(13,034)	—	—	—
Morgan Stanley & Co. International PLC	4,715	(4,715)	—	—	—
Morgan Stanley Capital Services LLC	1,707	(1,431)	—	—	276
Northern Trust Corp.	5,646	—	—	—	5,646
Royal Bank of Scotland PLC	15,906	(2,595)	—	—	13,311
Société Générale	962	—	—	—	962
Standard Chartered Bank	2,903	(2,315)	—	—	588
State Street Bank and Trust Co.	1,439	(1,439)	—	—	—
UBS AG	438	(438)	—	—	—

Total	$187,621	$(111,107)	—	—	$76,514

[1]	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2016	123

Schedule of Investments (continued)	BlackRock Total Return Portfolio

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Bank of America N.A.	$ 8,935	$ (8,935)	—	—	—
Barclays Bank PLC	11,280	(11,280)	—	—	—
BNP Paribas S.A.	8,743	(8,743)	—	—	—
Citibank N.A.	1,445	(1,445)	—	—	—
Credit Suisse International	21,924	(16,973)	—	—	$4,951
Deutsche Bank AG	49,624	(28,096)	—	—	21,528
Goldman Sachs International	11,188	(7,100)	—	—	4,088
HSBC Bank PLC	2,568	(2,568)	—	—	—
JPMorgan Chase Bank N.A.	16,118	(13,034)	—	—	3,084
Morgan Stanley & Co. International PLC	17,197	(4,715)	—	—	12,482
Morgan Stanley Capital Services LLC	1,431	(1,431)	—	—	—
Nomura International PLC	758	—	—	—	758
Royal Bank of Scotland PLC	2,595	(2,595)	—	—	—
Standard Chartered Bank	2,315	(2,315)	—	—	—
State Street Bank and Trust Co.	9,987	(1,439)	—	—	8,548
UBS AG	37,888	(438)	—	—	37,450

Total	$203,996	$(111,107)	—	—	$92,889

[1]	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$4,716,020	$1,053,538	$5,769,558
Corporate Bonds	—	16,404,078	—	16,404,078
Foreign Agency Obligations	—	278,342	—	278,342
Foreign Government Obligations	—	1,380,698	—	1,380,698
Investment Companies	$815,057	—	—	815,057
Non-Agency Mortgage-Backed Securities	—	4,725,181	434,729	5,159,910
Other Interests	—	—	—	—
Preferred Securities	279,606	16,707	—	296,313
Taxable Municipal Bonds	—	2,596,187	—	2,596,187
U.S. Government Sponsored Agency Securities	—	27,829,972	—	27,829,972
U.S. Treasury Obligations	—	16,174,760	—	16,174,760
Short-Term Securities:
Borrowed Bond Agreements	—	4,399,174	—	4,399,174
Money Market Funds	2,635,815	—	—	2,635,815
Options Purchased:
Foreign currency exchange contracts	—	5,326	—	5,326
Interest rate contracts	2,750	—	—	2,750
Liabilities:
Investments:
Borrowed Bonds	—	(4,399,836)	—	(4,399,836)
TBA Sale Commitments	—	(12,085,320)	—	(12,085,320)

Total	$3,733,228	$62,041,289	$1,488,267	$67,262,784

See Notes to Financial Statements.

124	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

Schedule of Investments (concluded)	BlackRock Total Return Portfolio

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$50,853	—	$50,853
Foreign currency exchange contracts	—	60,149	—	60,149
Interest rate contracts	$170,521	46,167	—	216,688
Liabilities:
Credit contracts	—	(38,023)	—	(38,023)
Foreign currency exchange contracts	—	(46,403)	—	(46,403)
Interest rate contracts	(16,450)	(119,073)	—	(135,523)

Total	$154,071	$(46,330)	—	$107,741

[1]     Derivative financial instruments are swaps, future contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$11,866	—	—	$11,866
Cash pledged for centrally cleared swaps	169,500	—	—	169,500
Foreign currency at value	89,789	—	—	89,789
Liabilities:
Reverse repurchase agreements	—	$(6,404,504)	—	(6,404,504)

Total	$271,155	$(6,404,504)	—	$(6,133,349)

During the six months ended June 30, 2016, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Non-Agency Mortgage-Backed Securities	Other Interests	Total
Assets:
Opening Balance, as of December 31, 2015	$984,971	$498,310	$39	$1,483,320
Transfers into Level 3	32,866	—	—	32,866
Transfers out of Level 3	(394,499)	(179,435)	—	(573,934)
Accrued discounts/premiums	366	943	—	1,309
Net realized gain (loss)	2,949	3,476	—	6,425
Net change in unrealized appreciation (depreciation)[1,2]	(7,168)	2,023	(39)	(5,184)
Purchases	511,485	203,469	—	714,954
Sales	(77,432)	(94,057)	—	(171,489)

Closing Balance, as of June 30, 2016	$1,053,538	$434,729	—	$1,488,267

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2016[2]	$(7,167)	$(1,815)	$(39)	$(9,021)

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2016 is generally due to investments no longer held or categorized as level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2016	125

Schedule of Investments June 30, 2016 (Unaudited)	BlackRock U.S. Government Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class A1L, 1.73%, 8/15/25 (a)(b)	USD	500	$493,454
Invitation Homes Trust, Series 2014-SFR3, Class A, 1.65%, 12/17/31 (a)(b)		100	99,087
OCP CLO Ltd., Series 2012-2A, Class A2, 2.13%, 11/22/23 (a)(b)		495	494,644
Progress Residential Trust, Series 2015-SFR1, Class A, 1.84%, 2/17/32 (a)(b)		398	397,103
SMB Private Education Loan Trust, Series 2015-C, Class A3, 2.39%, 8/16/32 (a)(b)		100	101,696
Tricon American Homes Trust, Series 2015-SFR1, Class A, 1.69%, 5/17/32 (a)(b)		199	196,277
Washington Mill CLO Ltd., Series 2014-1A, Class A1, 2.13%, 4/20/26 (a)(b)		400	399,440
Total Asset-Backed Securities — 3.3%			2,181,701

Corporate Bonds
Banks — 3.4%
Bank of Nova Scotia, 1.75%, 3/22/17 (a)		470	472,098
Bank of Scotland PLC, 5.25%, 2/21/17 (a)		150	153,981
Toronto-Dominion Bank, 1.50%, 3/13/17 (a)		1,630	1,636,494

Total Corporate Bonds — 3.4%			2,262,573

Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — 3.1%
Banc of America Commercial Mortgage Trust, Series 2007-1, Class A4, 5.45%, 1/15/49		337	342,091
BHMS Mortgage Trust, Series 2014-ATLS, Class AFL, 1.96%, 7/05/33 (a)(b)		600	591,174
Commercial Mortgage Pass-Through Certificates, Series 2015-CR25, Class A4, 3.76%, 8/10/48		300	329,022
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class AFL1, 1.74%, 12/15/16 (a)(b)		793	793,176

			2,055,463
Interest Only Commercial Mortgage-Backed Securities — 3.0%
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class XA, 1.78%, 5/10/58 (b)		1,272	158,878
Commercial Mortgage Pass-Through Certificates:
Series 2013-CR7, Class XA, 1.47%, 3/10/46 (b)		2,726	169,708
Series 2014-CR14, Class XA, 1.00%, 2/10/47 (b)		1,091	39,810
Series 2015-CR22, Class XA, 1.58%, 3/10/48 (b)		1,884	112,283
Series 2015-CR24, Class XA, 0.88%, 8/10/55 (b)		1,189	71,307
Series 2015-CR25, Class XA, 0.97%, 8/10/48 (b)		1,789	116,129
Series 2015-LC21, Class XA, 1.02%, 7/10/48 (b)		5,950	298,588

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (continued)
Commercial Mortgage Trust:
Series 2015-DC1, Class XA, 1.18%, 2/10/48 (b)	USD	2,898	$196,262
Series 2015-LC19, Class XA, 1.23%, 2/10/48 (b)		1,288	99,719
Core Industrial Trust:
Series 2015-CALW, Class XA, 0.81%, 2/10/34 (a)(b)		3,120	127,413
Series 2015-TEXW, Class XA, 0.77%, 2/10/34 (a)(b)		2,600	101,563
Series 2015-WEST, Class XA, 0.93%, 2/10/37 (a)(b)		1,300	89,731
CSAIL Commercial Mortgage Trust, Series 2015-C1, Class XA, 0.96%, 4/15/50 (b)		2,085	121,266
FREMF Mortgage Trust, Series 2015-K718, Class X2A, 0.10%, 2/25/22 (a)(b)		18,769	86,746
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25, Class XA, 1.15%, 10/15/48 (b)		598	46,108
Wells Fargo Commercial Mortgage Trust, Series 2015-C30, Class XA, 1.17%, 9/15/58 (b)		992	66,888
WF-RBS Commercial Mortgage Trust, Series 2014-LC14, Class XA, 1.40%, 3/15/47 (b)		1,237	82,661

			1,985,060
Total Non-Agency Mortgage-Backed Securities — 6.1%			4,040,523

U.S. Government Sponsored Agency Securities
Agency Obligations — 3.9%
Federal Home Loan Bank, 4.00%, 4/10/28		400	476,950
Freddie Mac, 6.25%, 7/15/32		1,400	2,118,081

			2,595,031
Collateralized Mortgage Obligations — 0.3%
Ginnie Mae, Series 2014-107, Class WX, 6.83%, 7/20/39 (b)		202	241,135
Interest Only Commercial Mortgage-Backed Securities — 0.2%
Freddie Mac:
Series K043, Class X1, 0.68%, 12/25/24 (b)		2,591	102,351
Series K718, Class X1, 0.77%, 1/25/22 (b)		333	10,097
Ginnie Mae:
Series 2002-83, Class IO, 0.00%, 10/16/42 (b)		484	—
Series 2003-109, Class IO, 0.00%, 11/16/43 (b)		1,312	13
Series 2003-17, Class IO, 0.00%, 3/16/43 (b)		1,008	—

			112,461

See Notes to Financial Statements.

126	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

U.S. Government Sponsored Agency Securities		Par (000)	Value
Mortgage-Backed Securities — 81.1%
Fannie Mae Mortgage-Backed Securities:
2.50%, 4/01/30-7/01/31 (c)	USD	886	$917,689
2.80%, 3/01/41 (b)		49	51,391
3.00%, 11/01/26-7/01/46 (c)		7,292	7,627,555
3.16%, 12/01/40 (b)		56	59,382
3.50%, 7/01/26-7/01/46 (c)		8,422	8,934,395
3.52%, 9/01/41 (b)		54	56,824
4.00%, 2/01/25-7/01/46 (c)		9,739	10,472,956
4.50%, 6/01/26-7/01/46 (c)		2,468	2,704,201
5.00%, 9/01/33-7/01/46 (c)		1,244	1,384,994
5.50%, 11/01/21-9/01/39		592	662,432
6.00%, 4/01/35-9/01/40		399	460,656
6.50%, 5/01/40		93	108,201
Freddie Mac Mortgage-Backed Securities:
2.50%, 3/01/30-7/01/31 (c)		444	460,551
2.77%, 10/01/45 (b)		172	177,722
3.00%, 5/01/27-7/01/46 (b)(c)		1,616	1,687,440
3.50%, 7/01/31-7/01/46 (c)		2,963	3,141,350
4.00%, 8/01/40-7/01/46 (c)		1,464	1,571,413
4.50%, 2/01/39-7/01/45		568	621,690
5.00%, 8/01/40-7/01/46 (c)		387	427,973
5.50%, 6/01/41		207	231,864
8.00%, 3/01/30-6/01/31		17	17,982
Ginnie Mae Mortgage-Backed Securities:
3.00%, 7/15/46 (c)		1,556	1,626,713
3.50%, 12/20/41-7/15/46 (c)		4,924	5,225,614
4.00%, 10/20/40-7/15/46 (c)		2,342	2,505,766
4.50%, 12/20/39-7/15/46 (c)		2,100	2,297,011
5.00%, 7/15/39-7/15/46 (c)		385	421,326

			53,855,091
Total U.S. Government Sponsored Agency Securities — 85.5%			56,803,718

U.S. Treasury Obligations
U.S. Treasury Bonds:
2.88%, 8/15/45		3,313	3,720,025
3.00%, 11/15/45		1,367	1,571,837
2.50%, 2/15/46		405	421,722
U.S. Treasury Inflation Indexed Notes, 0.63%, 1/15/26		675	710,316
U.S. Treasury Notes:
0.88%, 6/15/17-4/15/19 (d)		9,509	9,549,208
0.63%, 11/30/17		5,860	5,864,805
0.75%, 2/28/18-4/30/18		5,053	5,067,210
1.13%, 2/28/21		136	136,956
1.25%, 3/31/21 (d)		2,699	2,730,419
1.38%, 4/30/21 (d)		2,686	2,732,376
1.50%, 3/31/23		757	767,911
1.63%, 4/30/23-2/15/26 (d)		2,511	2,556,267
2.50%, 8/15/23 (d)		1,255	1,359,567
2.38%, 8/15/24 (d)		1,218	1,311,493
2.00%, 8/15/25		1,590	1,662,234
2.25%, 11/15/25		1,058	1,128,647
Total U.S. Treasury Obligations — 62.2%			41,290,993
Total Long-Term Investments (Cost — $104,582,040) — 160.5%			106,579,508

Short-Term Securities		Par (000)	Value
Borrowed Bond Agreements — 0.1%
BNP Paribas Securities Corp., 0.72%, Open (e) (Purchased on 5/03/16 to be repurchased at $54,603, collateralized by U.S. Treasury Notes, 1.38% due at 1/31/21, par and fair value of USD 54,000 and $54,956, respectively)	USD	55	$54,540
J.P. Morgan Securities LLC, 0.00%, 7/01/16 (Purchased on 6/30/16 to be repurchased at $14,210, collateralized by U.S. Treasury Notes, 1.63% due at 5/15/26, par and fair value of USD 14,000 and $14,171, respectively)		14	14,210

			68,750
		Shares
Money Market Funds — 9.2%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.40% (f)(g)		6,082,894	6,082,894
Total Short-Term Securities (Cost — $6,151,644) — 9.3%			6,151,644

Options Purchased
(Cost — $18,696) — 0.0%			11,648
Total Investments Before Options Written, Borrowed Bonds and TBA Sale Commitments (Cost — $110,752,380) — 169.8%			112,742,800

Options Written
(Premiums Received — $ 69,652) — (0.1)%			(55,070)

Borrowed Bonds		Par (000)
U.S. Treasury Obligations — (0.1)%
U.S. Treasury Notes:
1.38%, 1/31/21 (h)	USD	54	(54,956)
1.63%, 5/15/26 (h)		14	(14,171)
(Proceeds — $67,852) — (0.1)%			(69,127)
TBA Sale Commitments (c)
Fannie Mae Mortgage-Backed Securities:
2.50%, 7/01/31		1,093	(1,130,181)
3.00%, 7/01/31-7/01/46		6,385	(6,640,846)
3.50%, 7/01/31-7/01/46		4,394	(4,638,956)
4.00%, 7/01/46		3,316	(3,555,278)
4.50%, 7/01/46		800	(873,246)
5.00%, 7/01/46		569	(632,132)
5.50%, 7/01/46		44	(49,459)
6.00%, 7/01/46		42	(48,030)

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2016	127

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

TBA Sale Commitments		Par (000)	Value
Freddie Mac Mortgage-Backed Securities:
3.00%, 7/01/46	USD	172	$(178,304)
3.50%, 7/01/46		832	(877,110)
4.00%, 7/01/46		300	(321,094)
4.50%, 7/01/46		48	(52,342)
5.00%, 7/01/46		87	(96,037)
Ginnie Mae Mortgage-Backed Securities:
3.50%, 7/15/46		2,173	(2,306,351)
4.00%, 7/15/46		950	(1,015,461)
4.50%, 7/15/46		532	(570,900)
Total TBA Sale Commitments (Proceeds — $22,869,068) — (34.6)%			(22,985,727)
Total Investments Net of Options Written, Borrowed Bonds and TBA Sale Commitments — 135.0%			89,632,876
Liabilities in Excess of Other Assets — (35.0)%			(23,225,695)

Net Assets — 100.0%			$66,407,181

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate as of period end.

(c)	Represents or includes a TBA transaction. As of period end, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$1,601,560	$ 7,110
BNP Paribas Securities Corp.	$(12,007)	$ (17)
Citigroup Global Markets, Inc.	$710,857	$ 4,613
Credit Suisse Securities (USA) LLC	$646,529	$ 370
Daiwa Capital Markets America, Inc.	$525,943	$ 4,287
Deutsche Bank Securities, Inc.	$(128,955)	$ (2,787)
Goldman Sachs & Co.	$642,688	$(10,574)
J.P. Morgan Securities LLC	$15,607	$ (2,160)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$291,778	$ (1,418)
Morgan Stanley & Co. LLC	$882,563	$ 1,279
Nomura Securities International, Inc.	$226,030	$ 126
RBC Capital Markets, LLC	$160,529	$ 201
Wells Fargo Securities, LLC	$334,280	$ 1,244

(d)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(e)	Certain agreements have no stated maturity and can be terminated by either party at any time.

(f)	During the six months ended June 30, 2016, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2015	Net Activity	Shares Held at June 30, 2016	Value at June 30, 2016	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	—	6,082,894	6,082,894	$6,082,894	$3,237

(g)	Current yield as of period end.

(h)	All or a portion of security has been pledged as collateral in connection with outstanding borrowed bonds.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

128	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

Reverse repurchase agreements
Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest	Type of Underlying Collateral	Remaining Contractual Maturity of the Agreements
Credit Suisse Securities (USA) LLC	0.47%	3/15/16	Open	$1,319,319	$1,321,162	U.S. Treasury Obligations	Open/Demand	[1]
BNP Paribas Securities Corp.	0.29%	5/03/16	Open	4,377,188	4,379,233	U.S. Treasury Obligations	Open/Demand	[1]
BNP Paribas Securities Corp.	0.41%	5/03/16	Open	1,289,558	1,290,409	U.S. Treasury Obligations	Open/Demand	[1]
BNP Paribas Securities Corp.	0.35%	5/13/16	Open	2,005,000	2,005,955	U.S. Treasury Obligations	Open/Demand	[1]
Credit Agricole Corporate and Investment Bank	0.43%	5/17/16	Open	1,527,488	1,528,309	U.S. Treasury Obligations	Open/Demand	[1]
Deutsche Bank Securities, Inc.	0.70%	6/29/16	7/01/16	2,085,956	2,085,997	U.S. Treasury Obligations	Overnight
Credit Suisse Securities (USA) LLC	0.90%	6/30/16	7/01/16	2,545,812	2,545,876	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.73%	6/30/16	7/01/16	2,729,647	2,729,703	U.S. Treasury Obligations	Overnight
Total				$17,879,968	$17,886,644

[1]	Certain agreements have no stated maturity and can be terminated by either party at any time.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Long (Short)	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(5)	Euro-BTP Italian Government Bond	September 2016	USD	791,311	$ (6,851)
(4)	Euro-Bund	September 2016	USD	741,849	(2,389)
(12)	U.S. Treasury Bonds (30 Year)	September 2016	USD	2,068,125	(85,202)
(23)	U.S. Treasury Notes (10 Year)	September 2016	USD	3,058,641	833
(50)	U.S. Treasury Notes (2 Year)	September 2016	USD	10,966,406	(76,471)
14	U.S. Treasury Notes (5 Year)	September 2016	USD	1,710,297	24,038
1	U.S. Ultra Treasury Bonds	September 2016	USD	186,375	11,217
37	Euro Dollar	December 2016	USD	9,187,563	18,817
(35)	Euro Dollar	December 2017	USD	8,677,813	(30,182)
Total					$(146,190)

    Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
TRY	203,611	USD	70,000	Deutsche Bank AG	7/01/16	$ 767
TRY	203,321	USD	70,000	Morgan Stanley & Co. International PLC	7/01/16	666
USD	140,000	TRY	410,953	Morgan Stanley & Co. International PLC	7/01/16	(2,830)
BRL	18,986	USD	5,500	Goldman Sachs International	7/05/16	401
BRL	28,556	USD	8,000	Goldman Sachs International	7/05/16	875
BRL	32,652	USD	9,000	Goldman Sachs International	7/05/16	1,148
BRL	74,988	USD	20,800	HSBC Bank PLC	7/05/16	2,506
BRL	19,261	USD	5,500	JPMorgan Chase Bank N.A.	7/05/16	486
BRL	37,400	USD	11,000	Morgan Stanley & Co. International PLC	7/05/16	624
BRL	28,920	USD	8,000	Royal Bank of Scotland PLC	7/05/16	988
CAD	182,029	USD	140,000	Deutsche Bank AG	7/05/16	897
COP	19,332,480	USD	6,400	Credit Suisse International	7/05/16	211
EUR	126,726	USD	140,000	Morgan Stanley & Co. International PLC	7/05/16	661
EUR	140,000	USD	154,667	Morgan Stanley & Co. International PLC	7/05/16	728
GBP	102,084	USD	140,000	JPMorgan Chase Bank N.A.	7/05/16	(4,094)

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2016	129

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	14,337,610	USD	140,000	Goldman Sachs International	7/05/16	$ (1,135)
MXN	277,530	USD	16,000	JPMorgan Chase Bank N.A.	7/05/16	(827)
MXN	140,358	USD	7,669	JPMorgan Chase Bank N.A.	7/05/16	4
RUB	4,515,494	USD	70,000	Société Générale	7/05/16	517
RUB	4,521,152	USD	70,000	Société Générale	7/05/16	606
SEK	1,194,816	USD	140,000	BNP Paribas S.A.	7/05/16	1,251
USD	248	BRL	894	BNP Paribas S.A.	7/05/16	(30)
USD	27,177	BRL	90,908	Goldman Sachs International	7/05/16	(1,077)
USD	6,375	BRL	23,199	Goldman Sachs International	7/05/16	(835)
USD	11,000	BRL	36,795	Goldman Sachs International	7/05/16	(436)
USD	11,000	BRL	37,301	Morgan Stanley & Co. International PLC	7/05/16	(593)
USD	12,000	BRL	41,940	Royal Bank of Scotland PLC	7/05/16	(1,035)
USD	70,000	CAD	89,534	Royal Bank of Scotland PLC	7/05/16	697
USD	70,000	CAD	89,748	State Street Bank and Trust Co.	7/05/16	532
USD	6,400	COP	20,111,296	Credit Suisse International	7/05/16	(477)
USD	70,000	EUR	61,873	Citibank N.A.	7/05/16	1,323
USD	155,042	EUR	140,000	Morgan Stanley & Co. International PLC	7/05/16	(353)
USD	70,000	EUR	61,992	Morgan Stanley & Co. International PLC	7/05/16	1,191
USD	70,000	GBP	47,606	HSBC Bank PLC	7/05/16	6,622
USD	70,000	GBP	47,632	Northern Trust Corp.	7/05/16	6,587
USD	70,000	JPY	7,301,590	Citibank N.A.	7/05/16	(718)
USD	70,000	JPY	7,322,549	Morgan Stanley & Co. International PLC	7/05/16	(921)
USD	4,669	MXN	86,769	Citibank N.A.	7/05/16	(74)
USD	8,000	MXN	145,550	Goldman Sachs International	7/05/16	43
USD	11,000	MXN	201,311	JPMorgan Chase Bank N.A.	7/05/16	(6)
USD	140,000	RUB	9,205,000	Morgan Stanley & Co. International PLC	7/05/16	(3,949)
USD	70,000	SEK	579,490	Barclays Bank PLC	7/05/16	1,493
USD	70,000	SEK	577,252	Deutsche Bank AG	7/05/16	1,757
BRL	236,775	USD	70,000	Goldman Sachs International	7/06/16	3,566
BRL	237,615	USD	70,000	Royal Bank of Scotland PLC	7/06/16	3,827
COP	88,650,000	USD	30,000	BNP Paribas S.A.	7/06/16	307
COP	89,505,000	USD	30,000	BNP Paribas S.A.	7/06/16	599
COP	119,248,000	USD	40,000	Credit Suisse International	7/06/16	768
COP	118,240,000	USD	40,000	HSBC Bank PLC	7/06/16	423
EUR	9,519	RUB	684,113	Deutsche Bank AG	7/06/16	(115)
MXN	167,440	USD	9,000	Morgan Stanley & Co. International PLC	7/06/16	153
MXN	55,451	USD	3,000	State Street Bank and Trust Co.	7/06/16	31
RUB	721,665	EUR	9,519	Deutsche Bank AG	7/06/16	701
RUB	666,500	USD	10,000	Deutsche Bank AG	7/06/16	406
RUB	674,000	USD	10,000	Deutsche Bank AG	7/06/16	523
USD	140,000	BRL	483,000	Morgan Stanley & Co. International PLC	7/06/16	(10,069)
USD	25,000	COP	74,625,000	BNP Paribas S.A.	7/06/16	(512)
USD	60,000	COP	179,843,400	Credit Suisse International	7/06/16	(1,484)
USD	25,000	COP	74,750,000	HSBC Bank PLC	7/06/16	(555)
USD	30,000	COP	89,550,000	Royal Bank of Scotland PLC	7/06/16	(615)
USD	12,000	MXN	224,018	Citibank N.A.	7/06/16	(246)
USD	4,488	MXN	84,000	HSBC Bank PLC	7/06/16	(104)
USD	10,000	RUB	656,180	BNP Paribas S.A.	7/06/16	(245)

See Notes to Financial Statements.

130	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	10,000	RUB	647,500	Deutsche Bank AG	7/06/16	$ (109)
MXN	166,384	USD	9,000	Goldman Sachs International	7/07/16	95
MXN	396,247	USD	20,831	Goldman Sachs International	7/07/16	828
USD	20,831	MXN	389,075	Deutsche Bank AG	7/07/16	(436)
USD	3,000	MXN	56,141	Deutsche Bank AG	7/07/16	(69)
USD	3,000	MXN	56,162	Royal Bank of Scotland PLC	7/07/16	(70)
USD	3,000	MXN	56,124	UBS AG	7/07/16	(68)
TRY	26,652	USD	9,000	BNP Paribas S.A.	7/08/16	247
TRY	17,432	USD	6,000	Morgan Stanley & Co. International PLC	7/08/16	48
USD	6,000	TRY	17,431	BNP Paribas S.A.	7/08/16	(48)
USD	9,000	TRY	26,795	Deutsche Bank AG	7/08/16	(297)
USD	6,814	ZAR	108,186	Citibank N.A.	7/08/16	(519)
USD	5,964	ZAR	94,639	Citibank N.A.	7/08/16	(451)
USD	14,910	ZAR	236,556	HSBC Bank PLC	7/08/16	(1,125)
ZAR	183,711	USD	12,000	BNP Paribas S.A.	7/08/16	453
ZAR	119,734	USD	8,000	Goldman Sachs International	7/08/16	116
ZAR	116,806	USD	7,688	Morgan Stanley & Co. International PLC	7/08/16	229
CNH	146,839	USD	22,000	BNP Paribas S.A.	7/11/16	21
IDR	929,600,000	USD	70,000	JPMorgan Chase Bank N.A.	7/11/16	237
IDR	929,810,000	USD	70,000	Standard Chartered Bank	7/11/16	253
USD	140,000	IDR	1,887,200,000	Standard Chartered Bank	7/11/16	(2,589)
EUR	20,000	USD	22,893	Goldman Sachs International	7/13/16	(687)
INR	806,640	USD	12,000	JPMorgan Chase Bank N.A.	7/13/16	(77)
USD	22,612	EUR	20,000	Royal Bank of Scotland PLC	7/13/16	406
USD	12,000	INR	818,760	Standard Chartered Bank	7/13/16	(102)
USD	5,000	ZAR	74,425	BNP Paribas S.A.	7/13/16	(40)
USD	5,000	ZAR	73,689	Morgan Stanley & Co. International PLC	7/13/16	10
ZAR	74,887	USD	5,000	Citibank N.A.	7/13/16	71
ZAR	75,720	USD	5,000	Goldman Sachs International	7/13/16	127
CAD	9,084	USD	7,000	Deutsche Bank AG	7/14/16	32
CAD	9,036	USD	7,000	Royal Bank of Canada	7/14/16	(5)
CAD	4,547	USD	3,500	Royal Bank of Scotland PLC	7/14/16	20
EUR	11,000	USD	12,432	Royal Bank of Scotland PLC	7/14/16	(219)
JPY	1,286,531	USD	12,000	Citibank N.A.	7/14/16	464
JPY	857,614	USD	8,000	Standard Chartered Bank	7/14/16	309
KRW	4,628,000	USD	4,000	Morgan Stanley & Co. International PLC	7/14/16	17
KRW	2,338,000	USD	2,000	Standard Chartered Bank	7/14/16	30
MYR	24,454	USD	6,000	JPMorgan Chase Bank N.A.	7/14/16	60
RUB	521,660	USD	8,000	BNP Paribas S.A.	7/14/16	127
RUB	1,049,640	USD	16,000	BNP Paribas S.A.	7/14/16	352
RUB	1,054,560	USD	16,000	Deutsche Bank AG	7/14/16	428
USD	7,000	CAD	8,967	Morgan Stanley & Co. International PLC	7/14/16	59
USD	12,516	EUR	11,000	Morgan Stanley & Co. International PLC	7/14/16	302
USD	20,000	JPY	2,134,896	Royal Bank of Scotland PLC	7/14/16	(683)
USD	10,000	KRW	11,630,500	JPMorgan Chase Bank N.A.	7/14/16	(96)
USD	14,400	RUB	928,944	Deutsche Bank AG	7/14/16	(72)
USD	8,000	RUB	534,400	Morgan Stanley & Co. International PLC	7/14/16	(325)
USD	8,000	RUB	516,880	Société Générale	7/14/16	(52)

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2016	131

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	12,000	TWD	386,820	JPMorgan Chase Bank N.A.	7/14/16	$ 5
USD	6,747	MXN	125,247	Bank of America N.A.	7/19/16	(91)
USD	7,053	MXN	130,763	Bank of America N.A.	7/19/16	(86)
TRY	32,829	USD	11,200	HSBC Bank PLC	7/22/16	151
TRY	16,539	USD	5,600	Royal Bank of Scotland PLC	7/22/16	118
USD	16,800	TRY	48,849	Citibank N.A.	7/22/16	(90)
MXN	85,298	USD	4,500	BNP Paribas S.A.	7/28/16	153
BRL	37,080	USD	11,000	Goldman Sachs International	8/02/16	421
BRL	91,612	USD	27,177	Goldman Sachs International	8/02/16	1,041
EUR	5,600	RUB	407,512	Deutsche Bank AG	8/16/16	(66)
EUR	11,000	USD	12,470	Deutsche Bank AG	8/16/16	(242)
EUR	7,200	USD	7,990	JPMorgan Chase Bank N.A.	8/16/16	14
EUR	20,000	USD	22,636	Royal Bank of Scotland PLC	8/16/16	(403)
JPY	2,132,826	USD	20,000	Royal Bank of Scotland PLC	8/16/16	685
MXN	87,127	USD	4,669	Citibank N.A.	8/16/16	74
MXN	171,516	USD	9,000	Deutsche Bank AG	8/16/16	337
MXN	390,682	USD	20,831	Deutsche Bank AG	8/16/16	437
MXN	168,780	USD	9,000	Royal Bank of Scotland PLC	8/16/16	188
RUB	412,261	EUR	5,600	Deutsche Bank AG	8/16/16	140
RUB	991,440	USD	15,300	Deutsche Bank AG	8/16/16	7
RUB	733,480	USD	11,000	Deutsche Bank AG	8/16/16	325
USD	7,938	EUR	7,200	Royal Bank of Scotland PLC	8/16/16	(66)
USD	12,446	EUR	11,000	Royal Bank of Scotland PLC	8/16/16	217
USD	10,614	GBP	8,000	Citibank N.A.	8/16/16	(40)
USD	5,000	JPY	514,340	BNP Paribas S.A.	8/16/16	12
USD	5,000	JPY	513,700	BNP Paribas S.A.	8/16/16	18
USD	5,000	JPY	513,925	Goldman Sachs International	8/16/16	16
USD	5,000	JPY	514,300	Morgan Stanley & Co. International PLC	8/16/16	12
USD	9,000	MXN	171,884	Citibank N.A.	8/16/16	(357)
USD	7,500	MXN	140,634	Goldman Sachs International	8/16/16	(156)
USD	9,000	MXN	167,045	Goldman Sachs International	8/16/16	(94)
USD	3,000	MXN	55,679	State Street Bank and Trust Co.	8/16/16	(31)
USD	15,300	RUB	1,021,658	Deutsche Bank AG	8/16/16	(474)
USD	11,000	RUB	717,200	JPMorgan Chase Bank N.A.	8/16/16	(73)
AUD	506,000	USD	374,124	Bank of America N.A.	9/21/16	2,097
AUD	430,000	USD	318,179	Morgan Stanley & Co. International PLC	9/21/16	1,535
USD	687,927	AUD	936,000	State Street Bank and Trust Co.	9/21/16	(8,007)
USD	80,000	CNH	528,128	Deutsche Bank AG	11/07/16	1,226
USD	225,000	SAR	858,150	BNP Paribas S.A.	11/23/16	(2,934)
USD	228,333	SAR	870,407	Citibank N.A.	11/23/16	(2,856)
USD	169,000	SAR	642,285	Citibank N.A.	11/23/16	(1,598)
Total						$ 317

Exchange-Traded Options Purchased

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
U.S. Treasury Notes (10 Year) Futures	Put	7/22/16	USD	132.00	9	$2,391
U.S. Treasury Notes (10 Year) Futures	Put	7/22/16	USD	130.50	8	625

Total	$3,016

See Notes to Financial Statements.

132	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

OTC Barrier Options Purchased

Description	Put/ Call	Type of Option	Counterparty	Expiration Date	Strike Price		Barrier Price		Notional Amount (000)		Value
USD Currency	Call	Up-and-Out	Deutsche Bank AG	7/07/16	CNH	6.62	CNH	6.88	USD	22	$ 179
GBP Currency	Put	Down-and-Out	BNP Paribas S.A.	7/27/16	USD	1.34	USD	1.25	GBP	316	3,418
Total											$3,597

OTC Options Purchased

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Value
USD Currency	Call	Citibank N.A.	7/01/16	MXN	17.65	USD	15	$ 661
USD Currency	Call	Morgan Stanley Capital Services LLC	7/01/16	TRY	2.95	USD	28	—
USD Currency	Call	UBS AG	7/01/16	RUB	64.50	USD	24	27
USD Currency	Call	BNP Paribas S.A.	7/08/16	ZAR	15.00	USD	24	113
USD Currency	Call	Goldman Sachs Bank USA	7/12/16	CAD	1.29	USD	14	150
USD Currency	Call	Goldman Sachs International	7/18/16	MXN	19.25	USD	21	69
USD Currency	Call	UBS AG	7/18/16	MXN	19.25	USD	12	39
USD Currency	Call	UBS AG	7/18/16	MXN	19.00	USD	9	49
USD Currency	Call	Deutsche Bank AG	8/05/16	JPY	106.00	USD	16	75
USD Currency	Call	BNP Paribas S.A.	8/16/16	SAR	3.78	USD	350	510
USD Currency	Call	Citibank N.A.	8/16/16	SAR	3.78	USD	350	510
USD Currency	Put	JPMorgan Chase Bank N.A.	7/15/16	MXN	18.50	USD	62	861
USD Currency	Put	JPMorgan Chase Bank N.A.	7/15/16	MXN	18.30	USD	23	201
GBP Currency	Put	Deutsche Bank AG	7/27/16	USD	1.45	GBP	12	1,403
GBP Currency	Put	HSBC Bank PLC	7/27/16	USD	1.35	GBP	12	367
Total								$5,035

Exchange-Traded Options Written

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
U.S. Treasury Notes (10 Year) Futures	Call	07/22/16	USD	135.00	9	$(1,125)

OTC Options Written

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount		Value
USD Currency	Call	JPMorgan Chase Bank N.A.	7/18/16	MXN	19.25	USD	12	$ (39)
USD Currency	Call	JPMorgan Chase Bank N.A.	7/18/16	MXN	19.25	USD	21	(69)
GBP Currency	Put	Deutsche Bank AG	7/27/16	USD	1.35	GBP	12	(367)
GBP Currency	Put	HSBC Bank PLC	7/27/16	USD	1.45	GBP	12	(1,403)
Total								$(1,878)

OTC Interest Rate Swaptions Written

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
10-Year Interest Rate Swap	Deutsche Bank AG	Call	1.50%	Pay	3-month LIBOR	2/09/18	USD	150	$(5,126)
2-Year Interest Rate Swap	Deutsche Bank AG	Call	0.90%	Pay	3-month LIBOR	4/05/18	USD	1,700	(10,403)
2-Year Interest Rate Swap	Deutsche Bank AG	Call	0.80%	Pay	3-month LIBOR	4/12/18	USD	4,230	(22,408)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	2.50%	Receive	3-month LIBOR	2/09/18	USD	150	(1,618)
2-Year Interest Rate Swap	Deutsche Bank AG	Put	1.90%	Receive	3-month LIBOR	4/05/18	USD	1,700	(3,120)
2-Year Interest Rate Swap	Deutsche Bank AG	Put	1.80%	Receive	3-month LIBOR	4/12/18	USD	4,230	(9,392)
Total									$(52,067)

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2016	133

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

Centrally Cleared Interest Rate Swaps

Fixed Rate	Floating Rate	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.26%[1]	3-month LIBOR	N/A	1/12/17	USD	3,847	$(29,744)
1.37%[1]	3-month LIBOR	10/05/16[2]	11/30/20	USD	1,400	(23,873)
1.44%[1]	3-month LIBOR	6/15/20[2]	6/14/21	USD	3,500	(3,159)
1.51%[1]	3-month LIBOR	6/14/20[2]	6/14/21	USD	3,470	(5,402)
3.26%[3]	3-month LIBOR	N/A	11/18/24	USD	600	17,286
2.13%[3]	3-month LIBOR	N/A	8/25/25	USD	10	780
2.38%[1]	3-month LIBOR	N/A	4/24/45	USD	110	(14,532)
2.39%[1]	3-month LIBOR	N/A	4/24/45	USD	105	(14,140)
2.83%[3]	3-month LIBOR	N/A	7/10/45	USD	215	53,708
Total						$(19,076)

[1]	Fund pays the fixed rate and receives the floating rate.
[2]	Forward swap.
[3]	Fund pays the floating rate and receives the fixed rate.

OTC Interest Rate Swaps

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
2.50%[1]	3-month LIBOR	Deutsche Bank AG	9/30/20	USD	300	$21,790	—	$21,790
2.57%[1]	3-month LIBOR	Deutsche Bank AG	10/19/20	USD	300	22,175	—	22,175
6.32%[1]	28-day MXIBTIIE	Goldman Sachs International	8/06/25	MXN	511	648	$(3)	651
6.31%[2]	28-day MXIBTIIE	Deutsche Bank AG	8/11/25	MXN	640	(780)	—	(780)
Total						$43,833	$(3)	$43,836

[1]	Fund pays the floating rate and receives the fixed rate.
[2]	Fund pays the fixed rate and receives the floating rate.

Transactions in Options Written for the Six Months Ended June 30, 2016

	Calls			Puts
		Notional (000)			Notional (000)
	Contracts	USD	Premiums Received	Contracts	GBP	USD	Premiums Received

Outstanding options, beginning of period	—	2,500	$ 44,080	—	—	2,500	$ 62,890
Options written	52	7,030	81,812	—	24	6,988	55,014
Options expired	—	(1,800)	(16,290)	—	—	(1,800)	(35,100)
Options closed	(43)	(1,617)	(71,904)	—	—	(1,608)	(50,850)

Outstanding options, end of period	9	6,113	$ 37,698	—	24	6,080	$ 31,954

See Notes to Financial Statements.

134	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets - Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$ 54,905	—	$ 54,905
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$59,455	—	—	59,455
Options purchased	Investments at value — unaffiliated[2]	—	—	—	8,632	3,016	—	11,648
Swaps - centrally cleared	Net unrealized appreciation[1]	—	—	—	—	71,774	—	71,774
Swaps - OTC	Unrealized appreciation on OTC swaps	—	—	—	—	44,616	—	44,616

Total		—	—	—	$68,087	$174,311	—	$242,398

Liabilities - Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$201,095	—	$201,095
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$59,138	—	—	59,138
Options written	Options written, at value	—	—	—	1,878	53,192	—	55,070
Swaps - centrally cleared	Net unrealized depreciation[1]	—	—	—	—	90,850	—	90,850
Swaps - OTC	Unrealized depreciation on OTC swaps; Swap premiums received	—	—	—	—	783	—	783

Total		—	—	—	$61,016	$345,920	—	$406,936

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

For the six months ended June 30, 2016, the effect of derivative financial instruments in the Statements of Operations were as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(69,539)	—	$(69,539)
Foreign currency transactions	—	—	—	$361	—	—	361
Options purchased[1]	—	—	—	9,514	(34,941)	—	(25,427)
Options written	—	—	—	—	(3,589)	—	(3,589)
Swaps	—	—	—	—	(311,513)	—	(311,513)

Total	—	—	—	$9,875	$(419,582)	—	$(409,707)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$(170,204)	—	$(170,204)
Foreign currency translations	—	—	—	$(2,611)	—	—	(2,611)
Options purchased[1]	—	—	—	(6,944)	480	—	(6,464)
Options written	—	—	—	12	(16,356)	—	(16,344)
Swaps	—	—	—	—	118,060	—	118,060

Total	—	—	—	$(9,543)	$(68,020)	—	$(77,563)

[1]	Options purchased are included in the net realized gain (loss) from investments and the net change in unrealized appreciation (depreciation) on investments.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2016	135

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts - long	$12,608,337
Average notional value of contracts - short	$25,337,990
Forward foreign currency exchange contracts:
Average amounts purchased - in USD	$2,680,923
Average amounts sold - USD	$1,706,079
Options:
Average value of option contracts purchased	$18,656
Average value of option contracts written	$10,854
Average notional value of swaption contracts written	$7,130,000
Interest rate swaps:
Average notional value - pays fixed rate	$9,992,980
Average notional value - receives fixed rate	$1,889,603

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$ 13,421		$ 15,396
Forward foreign currency exchange contracts	59,455		59,138
Options	11,648	[1]	55,070
Swaps - Centrally cleared	—		496
Swaps - OTC[2]	44,616		783

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$129,140		$130,883
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(16,437)		(17,017)

Total derivative assets and liabilities subject to an MNA	$112,703		$113,866

[1]	Includes options purchased at value which is included in Investments at value - unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.

[2]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund.

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$ 2,097	$ (177)	—	—	$ 1,920
Barclays Bank PLC	1,493	—	—	—	1,493
BNP Paribas S.A.	7,581	(3,809)	—	—	3,772
Citibank N.A.	3,103	(3,103)	—	—	—
Credit Suisse International	979	(979)	—	—	—
Deutsche Bank AG	53,605	(53,605)	—	—	—
Goldman Sachs Bank USA	150	—	—	—	150
Goldman Sachs International	9,397	(4,423)	—	—	4,974
HSBC Bank PLC	10,069	(3,187)	—	—	6,882
JPMorgan Chase Bank N.A.	1,868	(1,868)	—	—	—
Morgan Stanley & Co. International PLC	6,235	(6,235)	—	—	—
Northern Trust Corp.	6,587	—	—	—	6,587
Royal Bank of Scotland PLC	7,146	(3,091)	—	—	4,055
Société Générale	1,123	(52)	—	—	1,071
Standard Chartered Bank	592	(592)	—	—	—
State Street Bank and Trust Co.	563	(563)	—	—	—
UBS AG	115	(68)	—	—	47

Total	$112,703	$(81,752)	—	—	$30,951

[1]	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.
[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

See Notes to Financial Statements.

136	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Bank of America N.A.	$ 177	$ (177)	—	—	—
BNP Paribas S.A.	3,809	(3,809)	—	—	—
Citibank N.A.	6,949	(3,103)	—	—	$ 3,846
Credit Suisse International	1,961	(979)	—	—	982
Deutsche Bank AG	55,094	(53,605)	—	—	1,489
Goldman Sachs International	4,423	(4,423)	—	—	—
HSBC Bank PLC	3,187	(3,187)	—	—	—
JPMorgan Chase Bank N.A.	5,281	(1,868)	—	—	3,413
Morgan Stanley & Co. International PLC	19,040	(6,235)	—	—	12,805
Royal Bank of Canada	5	—	—	—	5
Royal Bank of Scotland PLC	3,091	(3,091)	—	—	—
Société Générale	52	(52)	—	—	—
Standard Chartered Bank	2,691	(592)	—	—	2,099
State Street Bank and Trust Co.	8,038	(563)	—	—	7,475
UBS AG	68	(68)	—	—	—

Total	$113,866	$(81,752)	—	—	$32,114

[1]	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$1,782,261	$399,440	$2,181,701
Corporate Bonds	—	2,262,573	—	2,262,573
Non-Agency Mortgage-Backed Securities	—	4,040,523	—	4,040,523
U.S. Government Sponsored Agency Securities	—	56,803,718	—	56,803,718
U.S. Treasury Obligations	—	41,290,993	—	41,290,993
Short-Term Securities:
Borrowed Bond Agreements	—	68,750	—	68,750
Money Market Funds	$6,082,894	—	—	6,082,894
Options Purchased:
Foreign currency exchange contracts	—	8,632	—	8,632
Interest rate contracts	3,016	—	—	3,016
Liabilities:
Investments:
Borrowed Bonds	—	(69,127)	—	(69,127)
TBA Sale Commitments	—	(22,985,727)	—	(22,985,727)

Total	$6,085,910	$83,202,596	$399,440	$89,687,946

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2016	137

Schedule of Investments (concluded)	BlackRock U.S. Government Bond Portfolio

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$ 59,455	—	$ 59,455
Interest rate contracts	$54,905	116,390	—	171,295
Liabilities:
Foreign currency exchange contracts	—	(61,016)	—	(61,016)
Interest rate contracts	(202,220)	(143,697)	—	(345,917)

Total	$(147,315)	$ (28,868)	—	$ (176,183)

[1]    Derivative financial instruments are swaps, futures contracts, forward foreign currency contracts and options written. Swaps, futures contracts and forward foreign currency contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$99,888	—	—	$ 99,888
Cash pledged:
Futures contracts	121,540	—	—	121,540
Centrally cleared swaps.	27,110	—	—	27,110
Foreign currency at value.	52,719	—	—	52,719
Liabilities:
Reverse repurchase agreements	—	$(17,886,644)	—	(17,886,644)

Total	$301,257	$(17,886,644)	—	$(17,585,387)

During the six months ended June 30, 2016, there were no transfers between levels.

See Notes to Financial Statements.

138	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

Statements of Assets and Liabilities

June 30, 2016 (Unaudited)	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio[1]	BlackRock Government Money Market Portfolio

Assets
Investments at value — unaffiliated[2,3]	$494,070,367	$139,075,583	$219,492,464	$68,347,445
Investments at value — affiliated[4]	41,120,746	9,112,997	7,909,304	—
Cash	4,924,543	—	—	94,247
Cash held for investments sold short	—	—	735,458	—
Cash pledged for centrally cleared swaps	536,182	—	305,750	—
Foreign currency at value[5]	302,460	—	12,548	—
Repurchase agreements at value[6]	—	—	—	45,900,000
Receivables:
Investments sold	6,333,028	50,016	715,979	—
Securities lending income — affiliated	5,496	645	2,110	—
Swaps	915	—	—	—
TBA sale commitments	32,563,813	—	—	—
Capital shares sold	—	—	—	62,924
Dividends — unaffiliated	234,723	14,335	227,675	—
Dividends — affiliated	3,269	595	1,054	—
Interest	870,876	—	584,451	7,616
From the Manager	84,834	24,401	54,003	13,995
Principal paydowns	409	—	—	—
Swap premiums paid	160,571	—	—	—
Unrealized appreciation on:
Forward foreign currency exchange contracts	185,616	—	682,153	—
OTC swaps	232,416	—	48,576	—
Variation margin receivable on financial futures contracts	1,030	—	3,378	—
Variation margin receivable on centrally cleared swaps	30,949	—	14,567	—
Prepaid expenses	1,096	333	8,196	2,408
Other assets	23,038	—	—	—

Total assets	581,686,377	148,278,905	230,797,666	114,428,635

Liabilities
Investments sold short at value[7]	—	—	688,081	—
Borrowed bonds at value[8]	3,151,231	—	—	—
Collateral on securities loaned at value	28,662,836	3,351,015	5,175,633	—
Options written at value[9]	9,369	—	877,192	—
TBA sale commitments at value[10]	32,724,450	—	—	—
Payables:
Investments purchased	37,813,301	2,305,344	6,866,415	1,475,000
Swaps	32,496	—	—	—
Capital shares redeemed	71,901	2,430	3,273	48,318
Foreign taxes	—	—	76	—
Interest expense	7,484	—	—	—
Investment advisory fees	144,000	43,192	45,400	30,536
Officer’s and Directors’ fees	5,103	3,115	3,661	3,010
Other affiliates	2,723	843	1,272	675
Professional fees	50,458	27,156	56,296	25,647
Transfer agent fees	198,424	62,454	100,598	50,682
Swap premiums received	253,422	—	—	—
Unrealized depreciation on:
Forward foreign currency exchange contracts	137,601	—	1,069,757	—
OTC swaps	186,301	—	395,026	—
Variation margin payable on financial futures contracts	26,922	—	57,416	—
Other accrued expenses payable	111,119	16,970	204,610	18,952

Total liabilities	103,589,141	5,812,519	15,544,706	1,652,820

Net Assets	$478,097,236	$142,466,386	$215,252,960	$112,775,815

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2016	139

Statements of Assets and Liabilities (continued)

June 30, 2016 (Unaudited)	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio[1]	BlackRock Government Money Market Portfolio

Net Assets Consist of
Paid-in capital	$417,005,205	$123,424,704	$223,831,809	$112,775,115
Undistributed net investment income	4,183,870	145,148	1,195,984	—
Accumulated net realized gain (loss)	12,543,526	603,595	(6,896,220)	700
Net unrealized appreciation (depreciation)	44,364,635	18,292,939	(2,878,613)	—

Net Assets	$478,097,236	$142,466,386	$215,252,960	$112,775,815

Shares outstanding, $0.10 par value[11]	28,156,569	4,331,693	15,076,895	112,775,115

Net asset value, offering and redemption price per share	$16.98	$32.89	$14.28	$1.00

[1] Consolidated Statement of Assets and Liabilities
[2] Investments at cost — unaffiliated	$450,231,586	$120,782,644	$221,493,293	$68,347,445
[3] Securities loaned at value	$28,551,253	$3,270,990	$5,094,409	—
[4] Investments at cost — affiliated	$41,059,480	$9,112,997	$7,966,315	—
[5] Foreign currency at cost	$298,418	—	$12,125	—
[6] Repurchase agreements at cost	—		—	$45,900,000
[7] Proceeds from investments sold short	—	—	$707,076	—
[8] Proceeds received from borrowed bonds	$3,090,382	—	—	—
[9] Premiums received	$12,982	—	$855,056	—
[10] Proceeds from TBA sale commitments	$32,563,813	—	—	—
[11] Authorized shares	300 million	100 million	100 million	2 billion

See Notes to Financial Statements.

140	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

Statements of Assets and Liabilities (continued)

June 30, 2016 (Unaudited)	BlackRock High Yield Portfolio	BlackRock Large Cap Core Portfolio	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio

Assets
Investments at value — unaffiliated[1,2]	$32,017,683	$154,044,404	$80,297,068	$106,659,906
Investments at value — affiliated[3]	761,672	14,141,610	3,450,872	6,082,894
Cash	10,980	—	11,866	99,888
Cash pledged:
Futures contracts	57,800	—	—	121,540
Centrally cleared swaps	70,190	—	169,500	27,110
Foreign currency at value[4]	39,027	—	89,789	52,719
Receivables:
Investments sold	336,505	3,218,726	432,960	56,903
Securities lending income — affiliated	—	2,388	—	—
TBA sale commitments	—	—	12,026,255	22,869,068
Capital shares sold	45,395	—	—	—
Dividends — unaffiliated	—	126,663	—	—
Dividends — affiliated	78	952	527	1,439
Interest	471,356	—	312,421	315,006
From the Manager	7,431	31,434	14,323	15,499
Principal paydowns	—	—	—	4,374
Swap premiums paid	989	—	54,085	—
Unrealized appreciation on:
Forward foreign currency exchange contracts	12,604	—	60,149	59,455
OTC swaps	—	—	68,061	44,616
Variation margin receivable on financial futures contracts	—	—	551	13,421
Variation margin receivable on centrally cleared swaps	4,039	—	8,306	—
Prepaid expenses	65	—	130	140
Other assets	—	—	3,365	54,551

Total assets	33,835,814	171,566,177	97,000,228	136,478,529

Liabilities
Borrowed bonds at value[5]	—	—	4,399,836	69,127
Collateral on securities loaned at value	—	12,766,566	—	—
Options written at value[6]	—	—	3,180	55,070
TBA sale commitments at value[7]	—	—	12,085,320	22,985,727
Reverse repurchase agreements	—	—	6,404,504	17,886,644
Payables:
Investments purchased	186,480	982,285	12,310,450	28,795,461
Capital shares redeemed	253	2,390	1,468	1,098
Income dividends	153,948	—	119,304	83,672
Interest expense	—	—	22,273	7,015
Investment advisory fees	860	47,607	4,385	7,453
Officer’s and Directors’ fees	2,487	3,223	2,650	2,681
Other affiliates	182	918	342	368
Professional fees	25,841	26,188	30,603	35,305
Transfer agent fees	17,120	68,254	26,374	28,609
Swap premiums received	—	—	40,172	3
Unrealized depreciation on:
Forward foreign currency exchange contracts	5,104	—	44,223	59,138
OTC swaps	26	—	117,421	780
Variation margin payable on financial futures contracts	13,001	—	10,471	15,396
Variation margin payable on centrally cleared swaps	—	—	—	496
Other accrued expenses payable	26,917	18,664	78,811	37,305

Total liabilities	432,219	13,916,095	35,701,787	70,071,348

Net Assets	$33,403,595	$157,650,082	$61,298,441	$66,407,181

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2016	141

Statements of Assets and Liabilities (concluded)

June 30, 2016 (Unaudited)	BlackRock High Yield Portfolio	BlackRock Large Cap Core Portfolio	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio

Net Assets Consist of
Paid-in capital	$41,238,927	$127,354,842	$63,124,144	$66,456,095
Undistributed (distributions in excess of) net investment income	109,877	1,034,794	(66,771)	87,843
Accumulated net realized gain (loss)	(7,286,518)	4,558,945	(3,175,407)	(1,957,652)
Net unrealized appreciation (depreciation)	(658,691)	24,701,501	1,416,475	1,820,895

Net Assets	$33,403,595	$157,650,082	$61,298,441	$66,407,181

Shares outstanding, $0.10 par value[8]	6,541,966	6,061,709	5,132,038	5,903,575

Net asset value, offering and redemption price per share	$5.11	$26.01	$11.94	$11.25

[1] Investments at cost — unaffiliated	$32,671,044	$129,342,903	$78,907,420	$104,669,486
[2] Securities loaned at value	—	$12,743,455	—	—
[3] Investments at cost — affiliated	$755,047	$14,141,610	$3,427,694	$6,082,894
[4] Foreign currency at cost	$39,120	—	$89,043	$52,187
[5] Proceeds received from borrowed bonds	—	—	$4,338,860	$67,852
[6] Premiums received	—	—	$4,378	$69,652
[7] Proceeds from TBA sale commitments	—	—	$12,026,255	$22,869,068
[8] Authorized shares	100 million	100 million	100 million	100 million

See Notes to Financial Statements.

142	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

Statements of Operations

Six Months Ended June 30, 2016 (Unaudited)	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio1	BlackRock Government Money Market Portfolio

Investment Income
Dividends — unaffiliated	$2,702,878	$505,586	$1,788,284	—
Dividends — affiliated	53,481	3,162	8,244	—
Interest	2,620,931	—	1,055,138	$242,496
Securities lending — affiliated — net	20,140	2,969	34,051	—
Foreign taxes withheld	(21,948)	(12,727)	(101,986)	—

Total income	5,375,482	498,990	2,783,731	242,496

Expenses
Investment advisory	875,865	262,335	399,893	227,127
Transfer agent	347,500	105,567	166,720	31,462
Accounting services	56,275	18,970	32,913	3,032
Custodian	52,054	10,845	140,952	11,390
Professional	52,885	29,538	51,580	28,474
Pricing	22,648	1,189	50,884	—
Printing.	17,804	9,500	11,831	9,702
Officer and Directors	13,650	10,957	11,567	10,750
Miscellaneous	12,036	3,891	16,915	6,439

Total expenses excluding dividend expense, interest expense and stock loan fees	1,450,717	452,792	883,255	328,376
Dividend expense	—	—	6,751	—
Interest expense	69,746	—	—	—
Stock loan fees	—	—	17	—

Total expenses	1,520,463	452,792	890,023	328,376
Less fees waived by the Manager	(1,617)	(595)	(98,710)	(56,177)
Less transfer agent fees reimbursed	(259,637)	(74,595)	(164,240)	(29,179)
Less other expenses reimbursed	—	—	—	(544)

Total expenses after fees waived and/or reimbursed	1,259,209	377,602	627,073	242,476

Net investment income	4,116,273	121,388	2,156,658	20

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	10,300,687	(1,216,541)	(3,411,893)	216
Investments — affiliated	(88,630)	—	36,369	—
Futures contracts	1,134,573	—	(111,344)	—
Foreign currency transactions	(523,439)	130	(1,571,189)	—
Options written	5,356	—	(242,240)	—
Short sales	—	—	63,382	—
Swaps	375,819	—	183,169	—
Borrowed bonds	(230,153)	—	—	—

	10,974,213	(1,216,411)	(5,053,746)	216

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(9,655,243)	(5,593,985)	3,824,591	—
Investments — affiliated	209,276	—	144,268	—
Futures contracts	554,302	—	50,506	—
Foreign currency translations	75,457	—	(363,535)	—
Options written	3,613	—	(106,684)	—
Short sales	—	—	5,601	—
Swaps	92,484	—	(483,631)	—
Borrowed bonds	(98,045)	—	—	—

	(8,818,156)	(5,593,985)	3,071,116	—

Total realized and unrealized gain (loss)	2,156,057	(6,810,396)	(1,982,630)	216

Net Increase (Decrease) in Net Assets Resulting from Operations	$6,272,330	$(6,689,008)	$174,028	$236

[1] Consolidated Statement of Operations.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2016	143

Statements of Operations (concluded)

Six Months Ended June 30, 2016 (Unaudited)	BlackRock High Yield Portfolio	BlackRock Large Cap Core Portfolio	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio

Investment Income
Dividends — unaffiliated	$18,599	$1,419,239	$9,626	—
Dividends — affiliated	3,458	4,268	17,946	$3,237
Interest.	973,943	—	880,631	753,379
Securities lending — affiliated — net	—	9,190	—	—
Foreign taxes withheld	(863)	(10,193)	175	—

Total income	995,137	1,422,504	908,378	756,616

Expenses
Investment advisory	59,452	288,719	112,039	120,664
Transfer agent	25,366	114,007	45,545	49,261
Professional	26,670	28,876	33,078	36,202
Custodian	11,281	7,038	39,823	33,180
Officer and Directors	10,021	11,071	10,253	10,289
Accounting services	6,571	20,514	9,758	10,252
Printing	6,800	9,666	7,577	7,453
Pricing	6,757	2,154	19,833	5,213
Miscellaneous	4,186	4,993	4,118	3,513

Total expenses excluding interest expense	157,104	487,038	282,024	276,027
Interest expense	—	—	43,976	43,002

Total expenses	157,104	487,038	326,000	319,029
Less fees waived by the Manager	(53,045)	(768)	(86,177)	(64,981)
Less transfer agent fees reimbursed	(22,886)	(93,957)	(43,065)	(46,780)

Total expenses after fees waived and/or reimbursed	81,173	392,313	196,758	207,268

Net investment income	913,964	1,030,191	711,620	549,348

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	(999,731)	3,383,099	1,216	520,903
Investments — affiliated	5,835	—	(23,793)	—
Futures contracts	(129,673)	—	287,005	(69,539)
Foreign currency transactions	(63,736)	—	(79,454)	(32,558)
Options written	1,154	—	2,131	(3,589)
Borrowed bonds	—	—	(98,056)	(113)
Swaps	61,342	—	17,705	(311,513)

	(1,124,809)	3,383,099	106,754	103,591

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	2,377,414	(7,962,813)	2,050,413	2,212,215
Investments — affiliated	6,625	—	69,505	—
Futures contracts	905	—	151,967	(170,204)
Foreign currency translations	30,893	—	29,434	(1,909)
Options written	—	—	1,198	(16,344)
Swaps	5,470	—	12,991	118,060
Borrowed bonds	—	—	(76,356)	(870)

	2,421,307	(7,962,813)	2,239,152	2,140,948

Total realized and unrealized gain (loss)	1,296,498	(4,579,714)	2,345,906	2,244,539

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,210,462	$(3,549,523)	$3,057,526	$2,793,887

See Notes to Financial Statements.

144	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

Statements of Changes in Net Assets

	BlackRock Balanced Capital Portfolio		BlackRock Capital Appreciation Portfolio
	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	June 30, 2016	December 31,	June 30, 2016	December 31,
Increase (Decrease) in Net Assets:	(Unaudited)	2015	(Unaudited)	2015

Operations
Net investment income	$4,116,273	$8,074,964	$121,388	$220,652
Net realized gain (loss)	10,974,213	23,947,931	(1,216,411)	10,671,268
Net change in unrealized appreciation (depreciation)	(8,818,156)	(28,880,611)	(5,593,985)	(32,804)

Net increase (decrease) in net assets resulting from operations	6,272,330	3,142,284	(6,689,008)	10,859,116

Distributions to Shareholders From[1]
Net investment income	—	(8,478,495)	—	(200,002)
Net realized gain	—	(24,468,344)	—	(12,402,083)

Decrease in net assets resulting from distributions to shareholders	—	(32,946,839)	—	(12,602,085)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(27,613,798)	(16,810,274)	(7,566,844)	1,077,712

Net Assets
Total decrease in net assets	(21,341,468)	(46,614,829)	(14,255,852)	(665,257)
Beginning of period	499,438,704	546,053,533	156,722,238	157,387,495

End of period	$478,097,236	$499,438,704	$142,466,386	$156,722,238

Undistributed net investment income, end of period	$4,183,870	$67,597	$145,148	$23,760

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2016	145

Statements of Changes in Net Assets (continued)

	BlackRock Global Allocation Portfolio[1]		BlackRock Government Money Market Portfolio
	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	June 30, 2016	December 31,	June 30, 2016	December 31,
Increase (Decrease) in Net Assets:	(Unaudited)	2015	(Unaudited)	2015

Operations
Net investment income	$2,156,658	$3,757,566	$20	$40
Net realized gain (loss)	(5,053,746)	10,738,655	216	8,416
Net change in unrealized appreciation (depreciation)	3,071,116	(15,894,764)	—	—

Net increase (decrease) in net assets resulting from operations	174,028	(1,398,543)	236	8,456

Distributions to Shareholders From[2]
Net investment income	—	(4,714,207)	(20)	(40)
Net realized gain	—	(13,479,210)	—	(8,064)
Tax return of capital	—	(1,548)	—	—

Decrease in net assets resulting from distributions to shareholders	—	(18,194,965)	(20)	(8,104)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(14,569,932)	(8,453,675)	(12,865,101)	(12,392,352)

Net Assets
Total decrease in net assets	(14,395,904)	(28,047,183)	(12,864,885)	(12,392,000)
Beginning of period	229,648,864	257,696,047	125,640,700	138,032,700

End of period	$215,252,960	$229,648,864	$112,775,815	$125,640,700

Undistributed (distributions in excess of) net investment income, end of period	$1,195,984	$(960,674)	—	—

[1]	Consolidated Statements of Changes in Net Assets.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

146	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

Statements of Changes in Net Assets (continued)

	BlackRock		BlackRock
	High Yield		Large Cap Core
	Portfolio		Portfolio
	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	June 30, 2016	December 31,	June 30, 2016	December 31,
Increase (Decrease) in Net Assets:	(Unaudited)	2015	(Unaudited)	2015

Operations
Net investment income	$913,964	$1,967,084	$1,030,191	$2,024,853
Net realized gain (loss)	(1,124,809)	(1,472,248)	3,383,099	8,868,289
Net change in unrealized appreciation (depreciation)	2,421,307	(1,933,979)	(7,962,813)	(9,751,131)

Net increase (decrease) in net assets resulting from operations	2,210,462	(1,439,143)	(3,549,523)	1,142,011

Distributions to Shareholders From[1]
Net investment income	(918,883)	(2,026,889)	—	(2,025,002)
Net realized gain	—	—	—	(8,645,660)

Decrease in net assets resulting from distributions to shareholders	(918,883)	(2,026,889)	—	(10,670,662)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	324,159	(3,827,439)	(7,973,467)	(6,152,545)

Net Assets
Total increase (decrease) in net assets	1,615,738	(7,293,471)	(11,522,990)	(15,681,196)
Beginning of period	31,787,857	39,081,328	169,173,072	184,854,268

End of period	$33,403,595	$31,787,857	$157,650,082	$169,173,072

Undistributed net investment income, end of period	$109,877	$114,796	$1,034,794	$4,603

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2016	147

Statements of Changes in Net Assets (concluded)

	BlackRock		BlackRock
	Total Return		U.S. Government Bond
	Portfolio		Portfolio
	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	June 30, 2016	December 31,	June 30, 2016	December 31,
Increase (Decrease) in Net Assets:	(Unaudited)	2015	(Unaudited)	2015

Operations
Net investment income	$711,620	$1,522,734	$549,348	$1,121,225
Net realized gain	106,754	371,128	103,591	396,779
Net change in unrealized appreciation (depreciation)	2,239,152	(1,637,024)	2,140,948	(1,127,482)

Net increase in net assets resulting from operations	3,057,526	256,838	2,793,887	390,522

Distributions to Shareholders From[1]
Net investment income	(734,126)	(1,656,708)	(685,465)	(1,474,856)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(3,026,896)	(4,666,858)	(1,964,213)	(7,578,112)

Net Assets
Total increase (decrease) in net assets	(703,496)	(6,066,728)	144,209	(8,662,446)
Beginning of period	62,001,937	68,068,665	66,262,972	74,925,418

End of period	$61,298,441	$62,001,937	$66,407,181	$66,262,972

Undistributed (distributions in excess of) net investment income, end of period	$(66,771)	$(44,265)	$87,843	$223,960

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

148	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

Statement of Cash Flows

Six Months Ended June 30, 2016 (Unaudited)	BlackRock U.S. Government Bond Portfolio

Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$2,793,887
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments and principal paydowns	654,542,618
Purchases of long term investments	(648,455,188)
Net purchases of short-term securities	(5,492,531)
Amortization of premium and accretion of discount on investments and other fees	82,114
Payments for borrowed bonds	(717,606)
Proceeds from borrowed bonds	126,527
Premiums paid on closing options written	(177,732)
Premiums received from options written	136,826
Net realized loss from investments, futures contracts, options written, swaps, foreign currency transactions and borrowed bonds	(517,201)
Net change in unrealized appreciation (depreciation) on investments, futures contracts, options written, swaps, foreign currency translations and borrowed bonds	(2,209,308)
(Increase) decrease in assets:
Cash pledged:
Futures contracts	(79,000)
Centrally cleared swaps	92,000
Receivables:
Dividends – unaffiliated	(1,439)
From the Manager	(1,523)
Interest	6,418
Principal paydowns	(2,631)
Variation margin on futures contracts	(5,721)
Swap premiums paid	5
Prepaid expenses	236
Other assets	8,106
Increase (decrease) in liabilities:
Payables:
Directors’ fees	(1,630)
Interest expense	3,272
Professional fees	(25,077)
Transfer agent fees	1,036
Investment advisory fees	(6,587)
Other accrued expenses	14,250
Other affiliates	181
Variation margin on futures contracts	8,975
Variation margin on centrally cleared swaps	(22,321)

Cash provided by operating activities	100,956

Cash Used for Financing Activities
Cash dividends paid to shareholders	(291)
Payments on redemption of capital shares	(4,686,186)
Proceeds from issuance of capital shares	1,965,200
Net borrowing of reverse repurchase agreements	2,032,802

Cash used for financing activities.	(688,475)

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	736

Cash and Foreign Currency
Net decrease in cash and foreign currency at value	(586,783)
Cash and foreign currency at beginning of period	739,390

Cash and foreign currency at end of period	$152,607

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest expense	$37,719

Non-Cash Financing Activities
Capital shares issued in reinvestment of dividends paid to shareholders	$723,958

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2016	149

Financial Highlights	BlackRock Balanced Capital Portfolio

	Six Months Ended June 30, 2016	Year Ended December 31,
	(Unaudited)	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$16.74	$17.81	$18.26	$15.51	$14.33	$14.09

Net investment income[1]	0.14	0.28	0.33	0.31	0.36	0.37
Net realized and unrealized gain (loss)	0.10	(0.19)	1.67	2.83	1.19	0.28

Net increase from investment operations	0.24	0.09	2.00	3.14	1.55	0.65

Distributions from[2]:
Net investment income	—	(0.30)	(0.36)	(0.35)	(0.37)	(0.41)
Net realized gain	—	(0.86)	(2.09)	(0.04)	—	—

Total distributions	—	(1.16)	(2.45)	(0.39)	(0.37)	(0.41)

Net asset value, end of period	$16.98	$16.74	$17.81	$18.26	$15.51	$14.33

Total Return[3]
Based on net asset value	1.43%[4]	0.52%	11.07%	20.29%	10.79%	4.58%

Ratios to Average Net Assets
Total expenses	0.64%[5]	0.61%	0.57%	0.61%	0.55%	0.45%

Total expenses after fees waived and/or reimbursed	0.53%[5]	0.50%	0.48%	0.51%	0.48%	0.44%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.50%[5]	0.49%	0.47%	0.49%	0.47%	0.44%

Net investment income	1.73%[5]	1.54%	1.72%	1.83%	2.36%	2.55%

Supplemental Data
Net assets, end of period (000)	$478,097	$499,439	$546,054	$537,641	$496,992	$2499,851

Portfolio turnover rate[6]	133%	340%	345%	349%	499%	612%

[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
[4]	Aggregate total return.
[5]	Annualized.
[6]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended June 30, 2016	Year Ended December 31,
	(Unaudited)	2015	2014	2013	2012	2011

Portfolio turnover rate (excluding MDRs)	98%	240%	259%	252%	398%	415%

See Notes to Financial Statements.

150	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

Financial Highlights (continued)	BlackRock Capital Appreciation Portfolio

	Six Months Ended June 30, 2016	Year Ended December 31,
	(Unaudited)	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$34.32	$34.75	$38.16	$28.43	$25.13	$27.72

Net investment income[1]	0.03	0.05	0.07	0.08	0.31	0.17
Net realized and unrealized gain (loss)	(1.46)	2.45	3.33	9.74	3.33	(2.57)

Net increase (decrease) from investment operations	(1.43)	2.50	3.40	9.82	3.64	(2.40)

Distributions from[2]:
Net investment income	—	(0.05)	(0.07)	(0.09)	(0.34)	(0.19)
Net realized gain	—	(2.88)	(6.74)	—	—	—

Total distributions	—	(2.93)	(6.81)	(0.09)	(0.34)	(0.19)

Net asset value, end of period	$32.89	$34.32	$34.75	$38.16	$28.43	$25.13

Total Return[3]
Based on net asset value	(4.17)%[4]	7.09%	9.12%	34.53%	14.48%	(8.66)%

Ratios to Average Net Assets
Total expenses	0.64%[5]	0.61%	0.60%	0.62%	0.56%	0.45%

Total expenses after fees waived and/or reimbursed	0.53%[5]	0.51%	0.51%	0.53%	0.50%	0.44%

Net investment income	0.17%[5]	0.14%	0.19%	0.26%	1.11%	0.62%

Supplemental Data
Net assets, end of period (000)	$142,466	$156,722	$157,387	$158,051	$130,685	$132,310

Portfolio turnover rate	44%	71%	99%	151%	61%	79%

[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
[4]	Aggregate total return.
[5]	Annualized.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2016	151

Financial Highlights (continued)	BlackRock Global Allocation Portfolio

	Six Months Ended June 30, 2016	Year Ended December 31,[1]
	(Unaudited)[1]	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$14.25	$15.55	$16.97	$15.03	$13.80	$15.59

Net investment income[2]	0.14	0.24	0.31	0.24	0.25	0.33
Net realized and unrealized gain (loss)	(0.11)	(0.35)	0.12	2.00	1.19	(0.86)

Net increase (decrease) from investment operations	0.03	(0.11)	0.43	2.24	1.44	(0.53)

Distributions from[3]:
Net investment income	—	(0.30)	(0.43)	(0.30)	(0.21)	(1.05)
Net realized gain	—	(0.89)	(1.42)	—	—	—
Tax return of capital	—	— [4]	—	—	—	(0.21)

Total distributions	—	(1.19)	(1.85)	(0.30)	(0.21)	(1.26)

Net asset value, end of period	$14.28	$14.25	$15.55	$16.97	$15.03	$13.80

Total Return[5]
Based on net asset value	0.21%[6]	(0.74)%	2.52%	14.94%	10.46%	(3.39)%

Ratios to Average Net Assets
Total expenses	0.82%[7,8]	0.77%	0.72%	0.69%	0.61%	0.47%

Total expenses after fees waived and/or reimbursed	0.58%[7,8]	0.58%	0.57%	0.56%	0.53%	0.44%

Total expenses after fees waived and/or reimbursed and excluding dividend expense, interest expense and stock loan fees	0.57%[7,8]	0.57%	0.57%	0.56%	0.53%	0.44%

Net investment income	1.99%[7,8]	1.52%	1.81%	1.49%	1.73%	2.04%

Supplemental Data
Net assets, end of period (000)	$215,253	$229,649	$257,696	$276,622	$268,888	$272,553

Portfolio turnover rate[9]	61%	89%	70%	56%	44%	65%

[1]    Consolidated Financial Highlights.

[2]    Based on average shares outstanding.

[3]    Distributions for annual periods determined in accordance with federal income tax regulations.

[4]    Amount is greater than $(0.005) per share.

[5]    Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[6]    Aggregate total return.

[7]    Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[8]     Annualized.

[9]    Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended June 30, 2016	Year Ended December 31,
	(Unaudited)	2015	2014	2013	2012	2011

Portfolio turnover rate (excluding MDRs)	59%	87%	70%	56%	44%	65%

See Notes to Financial Statements.

152	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

Financial Highlights (continued)	BlackRock Government Money Market Portfolio

	Six Months Ended June 30, 2016	Year Ended December 31,
	(Unaudited)	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]
Net realized gain	0.0000 [1]	0.0001	0.0001	0.0000 [1]	0.0000 [1]	0.0000 [1]

Net increase from investment operations	0.0000	0.0001	0.0001	0.0000	0.0000	0.0000

Distributions from[2]:
Net investment income	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]
Net realized gain	—	(0.0001)	(0.0001)	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]

Total distributions	(0.0000)	(0.0001)	(0.0001)	(0.0000)	(0.0000)	(0.0000)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[4]
Based on net asset value	0.00%[5]	0.01%	0.01%	0.00%	0.00%	0.00%

Ratios to Average Net Assets
Total expenses	0.53%[6]	0.54%	0.49%	0.55%	0.50%	0.43%

Total expenses after fees waived and/or reimbursed	0.39%[6]	0.22%	0.23%	0.25%	0.29%	0.29%

Net investment income	0.00%[6]	0.00%	0.00%	0.00%	0.00%	0.00%

Supplemental Data
Net assets, end of period (000)	$112,776	$125,641	$138,033	$148,485	$163,347	$195,061

[1]	Amount is less than $0.00005 per share.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.00005) per share.
[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
[5]	Aggregate total return.
[6]	Annualized.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2016	153

Financial Highlights (continued)	BlackRock High Yield Portfolio

	Six Months Ended June 30, 2016		Year Ended December 31,
	(Unaudited)		2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$4.91		$5.44	$5.69	$5.50	$5.06	$5.33

Net investment income[1]	0.14		0.28	0.32	0.34	0.36	0.38

Net realized and unrealized gain (loss)	0.20		(0.52)	(0.21)	0.21	0.43	(0.27)

Net increase (decrease) from investment operations	0.34		(0.24)	0.11	0.55	0.79	0.11

Distributions from net investment income[2]	(0.14)		(0.29)	(0.36)	(0.36)	(0.35)	(0.38)

Net asset value, end of period	$5.11		$4.91	$5.44	$5.69	$5.50	$5.06

Total Return[3]
Based on net asset value	7.04%[4]		(4.65)%	1.88%	10.28%	16.17%	2.04%

Ratios to Average Net Assets
Total expenses	0.97%[5,6]		0.91%	0.84%	0.89%	0.82%	0.66%

Total expenses after fees waived and/or reimbursed	0.50%[5,6]		0.50%	0.51%	0.52%	0.50%	0.50%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.50	%5,[6]	0.50%	0.50%	0.50%	0.50%	0.50%

Net investment income	5.66	%5,[6]	5.30%	5.54%	6.01%	6.72%	7.18%

Supplemental Data
Net assets, end of period (000)	$33,404		$31,788	$39,081	$48,523	$49,756	$46,804

Portfolio turnover rate	50%		84%	78%	102%	102%	96%

[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
[4]	Aggregate total return.
[5]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
[6]	Annualized.

See Notes to Financial Statements.

154	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

Financial Highlights (continued)	BlackRock Large Cap Core Portfolio

	Six Months Ended June 30, 2016	Year Ended December 31,
	(Unaudited)	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$26.53	$28.11	$27.50	$20.70	$18.65	$18.42

Net investment income[1]	0.17	0.32	0.29	0.27	0.34	0.25
Net realized and unrealized gain (loss)	(0.69)	(0.15)	3.23	6.82	2.07	0.23

Net increase from investment operations	(0.52)	0.17	3.52	7.09	2.41	0.48

Distributions from[2]:
Net investment income	—	(0.33)	(0.32)	(0.29)	(0.36)	(0.25)
Net realized gain	—	(1.42)	(2.59)	—	—	—

Total distributions	—	(1.75)	(2.91)	(0.29)	(0.36)	(0.25)

Net asset value, end of period	$26.01	$26.53	$28.11	$27.50	$20.70	$18.65

Total Return[3]
Based on net asset value	(1.96)%[4]	0.60%	12.79%	34.29%	12.95%	2.61%

Ratios to Average Net Assets
Total expenses	0.62%[5]	0.60%	0.59%	0.60%	0.56%	0.44%

Total expenses after fees waived and/or reimbursed	0.50%[5]	0.50%	0.49%	0.49%	0.48%	0.44%

Net investment income	1.31%[5]	1.14%	1.03%	1.12%	1.69%	1.32%

Supplemental Data
Net assets, end of period (000)	$157,650	$169,173	$184,854	$179,261	$151,411	$149,950

Portfolio turnover rate	26%	31%	47%	39%	115%	104%

[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
[4]	Aggregate total return.
[5]	Annualized.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2016	155

Financial Highlights (continued)	BlackRock Total Return Portfolio

	Six Months Ended June 30, 2016	Year Ended December 31,
	(Unaudited)	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$11.50	$11.76	$11.34	$11.83	$11.37	$11.17

Net investment income[1]	0.14	0.27	0.33	0.33	0.38	0.47
Net realized and unrealized gain (loss)	0.44	(0.23)	0.45	(0.45)	0.49	0.22

Net increase (decrease) from investment operations	0.58	0.04	0.78	(0.12)	0.87	0.69

Distributions from net investment income[2]	(0.14)	(0.30)	(0.36)	(0.37)	(0.41)	(0.49)

Net asset value, end of period	$11.94	$11.50	$11.76	$11.34	$11.83	$11.37

Total Return[3]
Based on net asset value	5.08%[4]	0.29%	6.90%	(1.05)%	7.78%	6.34%

Ratios to Average Net Assets
Total expenses	1.07%[5,6]	0.94%	0.84%	0.85%	0.80%	0.60%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.65%[5,6]	0.54%	0.57%	0.53%	0.52%	0.53%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.50%[5,6]	0.50%	0.50%	0.50%	0.50%	0.50%

Net investment income	2.34%[5,6]	2.33%	2.86%	2.85%	3.25%	4.28%

Supplemental Data
Net assets, end of period (000)	$61,298	$62,002	$68,069	$72,505	$83,353	$84,332

Portfolio turnover rate[7]	284%	783%	762%	806%	952%	1,237%

[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
[4]	Aggregate total return.
[5]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
[6]	Annualized.
[7]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended June 30, 2016	Year Ended December 31,
	(Unaudited)	2015	2014	2013	2012	2011

Portfolio turnover rate (excluding MDRs)	198%	548%	556%	582%	731%	793%

See Notes to Financial Statements.

156	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

Financial Highlights (concluded)	BlackRock U.S. Government Bond Portfolio

	Six Months Ended June 30, 2016	Year Ended December 31,
	(Unaudited)	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$10.90	$11.07	$10.67	$11.27	$11.56	$11.26

Net investment income[1]	0.09	0.17	0.20	0.16	0.22	0.29
Net realized and unrealized gain (loss)	0.38	(0.11)	0.43	(0.49)	0.07	0.43

Net increase (decrease) from investment operations	0.47	0.06	0.63	(0.33)	0.29	0.72

Distributions from[2]:
Net investment income	(0.12)	(0.23)	(0.23)	(0.25)	(0.25)	(0.31)
Net realized gain	—	—	—	—	(0.33)	(0.11)
Tax return of capital	—	—	—	(0.02)	—	—

Total distributions	(0.12)	(0.23)	(0.23)	(0.27)	(0.58)	(0.42)

Net asset value, end of period	$11.25	$10.90	$11.07	$10.67	$11.27	$11.56

Total Return[3]
Based on net asset value	4.29%[4]	0.54%	5.95%	(2.99)%	2.55%	6.54%

Ratios to Average Net Assets
Total expenses	0.97%[5]	0.81%[6]	0.76%	0.78%[6]	0.67%	0.53%

Total expenses after fees waived and/or reimbursed	0.63%[5]	0.53%[6]	0.53%	0.50%[6]	0.50%	0.50%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.50%[5]	0.50%[6]	0.50%	0.50%[6]	0.50%	0.50%

Net investment income	1.68%[5]	1.58%[6]	1.79%	1.44%[6]	1.86%	2.62%

Supplemental Data
Net assets, end of period (000)	$66,407	$66,263	$74,925	$80,302	$99,492	$107,890

Portfolio turnover rate[7]	544%	1,421%	1,374%	2,125%	1,572%	2,756%

[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
[4]	Aggregate total return.
[5]	Annualized.
[6]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
[7]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended June 30, 2016	Year Ended December 31,
	(Unaudited)	2015	2014	2013	2012	2011

Portfolio turnover rate (excluding MDRs)	364%	891%	723%	1,614%	1,194%	1,937%

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2016	157

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The following are referred to herein collectively as the “Funds” or individually, a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Balanced Capital Portfolio	Balanced Capital	Diversified
BlackRock Capital Appreciation Portfolio	Capital Appreciation	Diversified
BlackRock Global Allocation Portfolio	Global Allocation	Diversified
BlackRock Government Money Market Portfolio	Government Money Market	Diversified
BlackRock High Yield Portfolio	High Yield	Diversified
BlackRock Large Cap Core Portfolio	Large Cap Core	Diversified
BlackRock Total Return Portfolio	Total Return	Diversified
BlackRock U.S. Government Bond Portfolio	U.S. Government Bond	Diversified

The Company is organized as a Maryland corporation that is comprised of eight separate portfolios. The Funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

Basis of Consolidation: The accompanying consolidated financial statements of Global Allocation include the accounts of BlackRock Cayman Global Allocation Portfolio I, Ltd. (the “Subsidiary”), which is a wholly owned subsidiary of Global Allocation and primarily invests in commodity-related instruments and other derivatives. The Subsidiary enables Global Allocation to hold these commodity-related instruments and satisfy regulated investment company tax requirements. Global Allocation may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary as of period end were $10,138,530, which is 4.7% of Global Allocation’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to Global Allocation, except that the Subsidiary may invest without limitation in commodity-related instruments.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: Each Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written, swaps and short sales), or certain borrowings (e.g., reverse repurchase agreements) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital

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Notes to Financial Statements (continued)

gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Distributions: For Government Money Market, distributions from net investment income are declared daily and paid monthly. Distributions are declared from the total of net investment income. For Balanced Capital, Capital Appreciation, Global Allocation and Large Cap Core, distributions from net investment income are declared and paid at least annually. For High Yield, Total Return and U.S. Government, distributions from net investment income are declared daily and paid monthly. For each Fund, distributions of capital gains are recorded on the ex-dividend dates and made at least annually.

Portions of return of capital distributions under U.S.GAAP may be taxed at ordinary income rates. The character of distributions is determined in accordance with federal income tax regulations, which may differ from U.S.GAAP. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. Realized net capital gains can be offset by capital losses carried forward from prior years. However, certain Funds have capital loss carryforwards from pre-2012 tax years that offset realized net capital gains but do not offset current earnings and profits. Consequently, if distributions in any tax year are less than the Fund’s current earnings and profits but greater than net investment income and net realized capital gains (taxable income), distributions in excess of taxable income are not treated as non-taxable return of capital, but rather may be taxable to shareholders at ordinary income rates. Under certain circumstances, taxable excess distributions could be significant.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Indemnifications: In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time).U.S.GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. For all Funds except Government Money Market, the Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the “Board”).The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for the Funds for all financial instruments.

Government Money Market’s investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and, thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. The Fund seeks to maintain its net asset value per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and

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Notes to Financial Statements (continued)

calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

•	Investments in open-end U.S. mutual funds are valued at net asset value each business day.

•

The Funds value their investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Funds may withdraw up to 25% of their investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”).When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Funds’ pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing

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Notes to Financial Statements (continued)

or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3.The fair value hierarchy for each Fund’s investments and derivative financial instruments have been included in the Schedules of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a Fund may subsequently have to reinvest the proceeds at lower interest rates. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (“Mortgage Assets”), there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”),are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs).The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The

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Notes to Financial Statements (continued)

riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, a Fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of pass-through securities (the “Mortgage Assets”). Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds, are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of the these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

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Notes to Financial Statements (continued)

Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a Fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”).Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result to proceeds from the sale to not be readily available for a Fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of a Fund to the extent that it invests in floating rate debt securities. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”),the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a Fund’s investment policies.

When a Fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a Fund having a contractual relationship only with the lender, not with the borrower. A Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a Fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a Fund having a direct contractual relationship with the borrower, and a Fund may enforce compliance by the borrower with the terms of the loan agreement.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, a Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a Fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction.TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

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Notes to Financial Statements (continued)

In order to better define contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, TBA commitments may be entered into by a Fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”).An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Typically, a Fund is permitted to sell, repledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a Fund are not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Repurchase Agreements: Repurchase agreements are commitments to purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed upon repurchase amount. Pursuant to the custodial undertaking associated with a tri-party repurchase arrangement, an unaffiliated third party custodian maintains accounts to hold collateral for a Fund and its counterparties. Typically, a Fund and counterparty are not permitted to sell, re-pledge or use the collateral absent a default by the counterparty or a Fund, respectively.

In the event the counterparty defaults and the fair value of the collateral declines, a Fund could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by a Fund under Master Repurchase Agreements (each, an “MRA”).The MRA permits a Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency),to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, a Fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, a Fund would recognize a liability with respect to such excess collateral. The liability reflects a Fund’s obligation under bankruptcy law to return the excess to the counterparty.

Borrowed Bond Agreements: Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, a Fund borrows a bond from a counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the cash will be returned to the counterparty and a Fund at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between a Fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. A Fund may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker-dealers in which a Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A Fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a Fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a Fund would still be required to pay the full repurchase price. Further, a Fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a Fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates

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Notes to Financial Statements (continued)

fair value. Interest payments made by a Fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to a Fund.

For the six months ended June 30, 2016, the average amount of reverse repurchase agreements and the daily weighted average interest rate for the Funds were as follows:

	Balanced Capital	Total Return	U.S. Government Bond
Average Borrowings	$11,478,364	$7,114,039	$20,189,554
Daily Weighted Average Interest Rate	0.18%	0.32%	0.36%

Borrowed bond agreements and reverse repurchase transactions are entered into by a Fund under Master Repurchase Agreements (each, an “MRA”), which permit the Fund, under certain circumstances ,including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. With reverse repurchase transactions, typically, the Fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of the Funds’ open borrowed bond agreements and reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Borrowed Bond Agreements[1]	Reverse Repurchase Agreements	Borrowed Bonds at Value Including Accrued Interest[2]	Net Amount before Collateral	Non-cash Collateral Pledged	Net Collateral Pledged[3]	Net Exposure Due (to)/from Counterparty[4]
Balanced Capital
BNP Paribas Securities Corp.	$ 253,187	—	$ (255,825)	$ (2,638)	—	—	$(2,638)
Deutsche Bank Securities, Inc.	173,885	—	(174,416)	(531)	—	—	(531)
J.P. Morgan Securities LLC	2,730,350	—	(2,728,474)	1,876	—	—	1,876

Total	$3,157,422	—	$(3,158,715)	$ (1,293)	—	—	$(1,293)

Total Return
BNP Paribas Securities Corp.	$ 28,245	$ (1,962,098)	$ (28,606)	$(1,962,459)	$ 1,962,459	$ 1,962,459	—
Credit Suisse Securities (USA) LLC	979,379	—	(981,476)	(2,097)	—	—	$(2,097)
Deutsche Bank Securities, Inc.	74,725	(1,315,194)	(74,945)	(1,315,414)	1,315,414	1,315,414	—
J.P. Morgan Securities LLC	1,361,115	—	(1,360,179)	936	—	—	936
Merrill Lynch, Pierce, Fenner & Smith, Inc.	—	(2,099,615)	—	(2,099,615)	2,099,615	2,099,615	—
Nomura Securities International, Inc.	1,955,710	(1,027,597)	(1,974,925)	(1,046,812)	1,046,812	1,046,812	—

Total	$4,399,174	$ (6,404,504)	$(4,420,131)	$(6,425,461)	$ 6,424,300	$ 6,424,300	$(1,161)

U.S. Government Bond
BNP Paribas Securities Corp.	$ 54,540	$ (7,675,597)	$ (55,266)	$ (7,676,323)	$ 7,676,323	$ 7,676,323	—
Credit Agricole Corporate and Investment Bank	—	(1,528,309)	—	(1,528,309)	1,528,309	1,528,309	—
Credit Suisse Securities (USA) LLC	—	(3,867,038)	—	(3,867,038)	3,867,038	3,867,038	—
Deutsche Bank Securities, Inc.	—	(2,085,997)	—	(2,085,997)	2,085,997	2,085,997	—
J.P. Morgan Securities LLC	14,210	—	(14,200)	10	—	—	$ 10
Merrill Lynch, Pierce, Fenner & Smith, Inc.	—	(2,729,703)	—	(2,729,703)	2,729,703	2,729,703	—

Total	$ 68,750	$(17,886,644)	$ (69,466)	$(17,887,360)	$17,887,370	$17,887,370	$ 10

[1]	Included in Investments at value-unaffiliated in the Statements of Assets and Liabilities.
[2]

Includes accrued interest on borrowed bonds in the amount of $7,484 and $20,295 and $339, for Balanced Capital, Total Return and U.S. Government Bond, respectively, which is included in interest expense payable in the Statements of Assets and Liabilities.

[3]

Net collateral with a value of $0 and $6,448,111 and $18,018,928, for Balanced Capital, Total Return and U.S. Government Bond, respectively, has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[4]	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

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Notes to Financial Statements (continued)

Short Sale Transactions: In a short sale transaction, a Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a Fund makes a short sale, it will borrow the security sold short from a broker/counterparty and deliver the security to the purchaser. To close out a short position, a Fund delivers the same security to the broker and records a liability to reflect the obligation to return the security to the broker. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A Fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. Cash deposited with the broker is recorded as an asset in the Statements of Assets and Liabilities. Securities segregated as collateral are denoted in the Schedules of Investments. A Fund may pay a financing fee for the difference between the market value of the short position and the cash collateral deposited with the broker which would be recorded as interest expense. A Fund is required to repay the counterparty any dividends received on the security sold short, which, if applicable, is shown as dividend expense in the Statements of Operations. A Fund may pay a fee on the assets borrowed from the counterparty, which, if applicable, is shown as stock loan fees in the Statements of Operations. A Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which a Fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a Fund will be able to close out a short position at a particular time or at an acceptable price.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following tables are a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Balanced Capital
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets, Inc.	$ 267,145	$ (267,145)	—
JP Morgan Securities LLC	13,928,506	(13,928,506)	—
Morgan Stanley	7,535,455	(7,535,455)	—
State Street Bank and Trust Co.	6,820,147	(6,820,147)	—

Total	$ 28,551,253	$(28,551,253)	—

[1]

Collateral with a value of $28,662,836 has been received by Balanced Capital in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

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Notes to Financial Statements (continued)

Capital Appreciation
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
JP Morgan Securities LLC	$1,570,537	$(1,570,537)	—
Morgan Stanley	1,700,453	(1,700,453)	—

Total	$3,270,990	$(3,270,990)	—

Global Allocation
Counterparty
Citigroup Global Markets, Inc.	$ 51,962	$ (51,806)	$156
Goldman Sachs & Co.	464,269	(464,269)	—
JP Morgan Securities LLC	2,105,224	(2,105,224)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	92,250	(92,250)	—
Morgan Stanley	1,950,822	(1,950,822)	—
Nomura Securities International, Inc.	114,569	(114,569)	—
State Street Bank and Trust Co.	315,313	(315,313)	—

Total	$5,094,409	$(5,094,253)	$156

Large Cap Core
Counterparty
JP Morgan Securities LLC	$ 7,238,620	$ (7,234,696)	$3,924
Morgan Stanley	5,504,835	(5,504,835)	—

Total	$12,743,455	$(12,739,531)	$3,924

[1]

Collateral with a value of $3,351,015,$5,175,633 and $12,766,566 has been received by Capital Appreciation, Global Allocation and Large Cap Core, respectively, in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

Certain Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Certain Funds invest in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

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Notes to Financial Statements (continued)

Forward Foreign Currency Exchange Contracts: Certain Funds enter into forward foreign currency exchange contracts to gain or reduce exposure, to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked to market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value – unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

•

Swaptions — Certain Funds purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Foreign Currency options — Certain Funds purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options — Certain Funds may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

•

The Funds may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options and up-and-out options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date.

•	Structured options — Certain Funds invest in structured options to increase or decrease their exposure to an underlying index or group of securities (equity risk).

These options may consist of single or multiple OTC options which are priced as a single instrument. They may only be exercised at the expiration date, but may be transferred/sold prior to the expiration date. The value of a structured option may either increase or decrease with the underlying index or group of securities, depending on the combination of options used. Structured options are issued in units whereby each unit represents a structure based on the specific index with an initial reference strike price. One type of structure involves the combination of selling a put while buying a call on a specific index. This option would rise in value as the underlying index increases and fall in value as the underlying index decreases. Alternatively, another structure involves the sale of a call and the purchase of a put. This option structure would rise in value as the underlying index decreases and

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Notes to Financial Statements (continued)

fall in value as the underlying index increases. Upon the exercise of the structured option, the Funds will receive a payment from, or be required to remit a payment to, the counterparty depending on the value of the underlying index at exercise.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Certain Funds enter into swap contracts to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Certain Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

•	Interest rate swaps — Certain Funds enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

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Notes to Financial Statements (continued)

•	Currency swaps — Certain Funds enter into currency swaps to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

Currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

•

Forward swaps — Certain Funds enter into forward interest rate swaps and forward total return swaps. In a forward swap, each Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•

Interest rate floors — Certain Funds enter into interest rate floors to gain or reduce exposure to interest rates (interest rate risk and/or other risk). Floors are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes fall below a specified rate, or “floor.” The maximum potential amount of future payments that a/ Fund would be required to make under an interest rate cap would be the notional amount times the percentage increase in interest rates determined by the difference between the interest rate index current value and the value at the time the cap was entered into.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements. The result would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds ,if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stands ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

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Notes to Financial Statements (continued)

6. Investment Advisory Agreements and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory

The Company, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee, which is determined by calculating a percentage of each Fund’s average daily net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage, based on the following annual rates:

Average Daily Net Assets of the Eight Combined Funds	Investment Advisory Fee
First $250 Million	0.50%
$250 Million — $300 Million	0.45%
$300 Million — $400 Million	0.40%
$400 Million — $800 Million	0.35%
Greater than $800 Million	0.30%

The portion of the assets of a Fund to which the rate of each breakpoint level applies will be determined on a “uniform percentage” basis. The uniform percentage applicable to a breakpoint level is determined by dividing the amount of the aggregate average daily net assets of the eight combined Funds that falls within that breakpoint level by the aggregate average daily net assets of the eight combined Funds. The amount of the fee for a Fund at each breakpoint level is determined by multiplying the average net assets of that Fund by the uniform percentage applicable to that breakpoint level and multiplying the product by the applicable advisory fee rate.

The Manager provides investment management and other services to the Subsidiary of Global Allocation. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, Global Allocation pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

Distribution Fees

The Company, on behalf of the Funds, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager.

Transfer Agent

The Manager, on behalf of the Funds, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Funds with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the six months ended June 30, 2016, the Funds did not pay any amounts to affiliates in return for these services.

Expense Limitations, Waivers and Reimbursements

The Manager, with respect to each Fund, contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business. The current expense limitations as a percentage of net assets is as follows:

Balanced Capital	Capital Appreciation	Global Allocation	Government Money Market	High Yield	Large Cap Core	Total Return	U.S. Government Bond
0.50%	0.57%	0.57%	0.50%	0.50%	0.50%	0.50%	0.50%

The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to May 1, 2017 unless approved by the Board, including a majority of the Independent Directors who are not “interested persons” of each Fund, as defined in the 1940 Act (“Independent Directors”) or by a majority of the outstanding voting securities of the Funds.

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Notes to Financial Statements (continued)

The following Funds had waivers that are included in fees waived by the Manager in the Statements of Operations. For the six months ended June 30, 2016,the amounts were as follows:

	Global Allocation	High Yield	Total Return	U.S. Government Bond
Fees Waived by Manager	$98,038	$52,761	$85,842	$64,405

The Manager, with respect to each Fund, voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees certain Funds pay to the Manager indirectly through their investment in affiliated money market funds. These amounts are included in fees waived by the Manager in the Statements of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with certain Funds’ investments in other affiliated investment companies, if any. For the six months ended June 30, 2016, the amounts waived were as follows:

	Balanced Capital	Capital Appreciation	Global Allocation	High Yield	Large Cap Core	Total Return	U.S. Government Bond
Fees Waived by Manager	$1,617	$595	$672	$284	$768	$335	$576

The Manager and BRIL voluntarily agreed to waive a portion of their respective fees and/or reimburse operating expenses to enable Government Money Market to maintain minimum levels of daily net investment income. This amount of $56,177 is reported in the Statements of Operations as fees waived by the Manager. The Manager and BRIL may discontinue the waiver or reimbursement at any time. In addition, the Government Money Market had expense reimbursements that are included in other expenses reimbursed in the Statements of Operations. For the six months ended June 30, 2016, the reimbursement was $544.

The Manager has contractually agreed to reimburse transfer agent fees in order to limit such expenses as a percentage of average daily net assets as follows:

Balanced Capital	Capital Appreciation	Global Allocation	Government Money Market	High Yield	Large Cap Core	Total Return	U.S. Government Bond
0.04%	0.04%	0.04%	0.02%	0.05%	0.04%	0.05%	0.05%

The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to May 1, 2017, unless approved by the Board, including a majority of Independent Directors or by a majority of the outstanding voting securities of the Funds.

These amounts are shown as or included in transfer agent fees reimbursed in the Statements of Operations. For the six months ended June 30, 2016, the amounts reimbursed were as follows:

Balanced Capital	Capital Appreciation	Global Allocation	Government Money Market	High Yield	Large Cap Core	Total Return	U.S. Government Bond
$259,637	$74,595	$164,240	$29,179	$22,886	$93,957	$43,065	$46,780

For the six months ended June 30, 2016, each Fund reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

Balanced Capital	Capital Appreciation	Global Allocation	Government Money Market	High Yield	Large Cap Core	Total Return	U.S. Government Bond
$2,731	$855	$1,265	$676	$178	$926	$340	$364

Securities Lending

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

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Notes to Financial Statements (continued)

Pursuant to a securities lending agreement, Balanced Capital, Capital Appreciation and Large Cap Core retain 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, Balanced Capital, Capital Appreciation and Large Cap Core, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

Pursuant to a securities lending agreement, Global Allocation retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, Global Allocation, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending — affiliated – net in the Statements of Operations. For the six months ended June 30, 2016, each Fund paid BIM the following amounts for securities lending agent services:

Balanced Capital	Capital Appreciation	Global Allocation	Large Cap Core
$7,273	$1,041	$8,318	$3,378

Officers and Directors

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Officer and Directors in the Statements of Operations.

Other Transactions

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended June 30, 2016, the purchase and sale transactions which resulted in net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 of the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain (Loss)
Balanced Capital	$127,260	$ 42,730	$ (1,373)
Global Allocation	$200,234	$285,082	$26,158
Total Return	$ 5,368	$ 14,220	$ 756

7. Purchases and Sales:

For the six months ended June 30, 2016, purchases and sales of investments, including mortgage dollar rolls and excluding short-term securities, were as follows:

Purchases
	Balanced Capital	Capital Appreciation	Global Allocation	High Yield	Large Cap Core	Total Return	U.S. Government Bond
Non-U.S. Government Securities	$517,000,175	$62,804,776	$86,205,815	$17,121,461	$41,675,737	$132,393,213	$405,794,761
U.S. Government Securities	110,384,604	—	47,866,392	—	—	49,642,217	53,986,111

Total Purchases	$627,384,779	$62,804,776	$134,072,207	$17,121,461	$41,675,737	$182,035,430	$459,780,872

Sales
	Balanced Capital	Capital Appreciation	Global Allocation	High Yield	Large Cap Core	Total Return	U.S. Government Bond
Non-U.S. Government Securities
(includes paydowns)	$571,370,914	$72,837,019	$78,395,712	$15,729,629	$51,268,561	$144,831,083	$440,741,946
U.S. Government Securities	120,849,876	—	38,943,391	—	—	48,824,769	52,286,889

Total Sales	$692,220,790	$72,837,019	$117,339,103	$15,729,629	$51,268,561	$193,655,852	$493,028,835

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Notes to Financial Statements (continued)

Purchases and Sales - MDRs	Balanced Capital	Global Allocation	Total Return	U.S. Government Bond
Purchases	$164,830,203	$3,037,948	$54,880,674	$151,644,828
Sales	$164,761,542	$3,044,147	$54,853,424	$151,667,712

8. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2015.The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of June 30, 2016, inclusive of the open tax years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of December 31, 2015, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,	High Yield	Total Return	U.S. Government Bond
No expiration date[1]	$1,790,214	—	$1,899,590
2016	1,256,976	—	—
2017	3,081,614	$3,087,673	—

Total	$6,128,804	$3,087,673	$1,899,590

[1]	Must be utilized prior to losses subject to expiration.

As of June 30, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	Balanced Capital	Capital Appreciation	Global Allocation	High Yield
Tax cost	$492,179,651	$130,335,747	$231,252,010	$33,501,359

Gross unrealized appreciation	$ 51,869,544	$21,044,213	$13,310,284	$777,736
Gross unrealized depreciation	(8,858,082)	(3,191,380)	(17,160,526)	(1,499,740)

Net unrealized appreciation (depreciation)	$ 43,011,462	$17,852,833	$(3,850,242)	$(722,004)

	Large Cap Core	Total Return	U.S. Government Bond
Tax cost	$143,999,992	$82,394,922	$110,894,614

Gross unrealized appreciation	$ 28,787,376	$1,655,441	$1,934,177
Gross unrealized depreciation	(4,601,354)	(302,423)	(85,991)

Net unrealized appreciation	$ 24,186,022	$1,353,018	$1,848,186

9. Bank Borrowings:

The Company, on behalf of the Funds (except for Government Money Market), along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statements of

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Notes to Financial Statements (continued)

Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2016, the Funds did not borrow under the credit agreement.

10. Principal Risks:

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers of securities owned by the Funds. Changes arising from the general economy, the overall market and local, regional or global political or/and social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Certain Funds may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Certain obligations held by Government Money Market have a credit enhancement or liquidity feature that may, under certain circumstances, provide for repayment of principal and interest on the obligation when due. These enhancements, which may include letters of credit, stand-by bond purchase agreements and/or third party insurance, are issued by financial institutions. The value of the obligations may be affected by changes in creditworthiness of the entities that provide the credit enhancements or liquidity features. The Fund monitors its exposure by reviewing the creditworthiness of the issuers, as well as the financial institutions issuing the credit enhancements and by limiting the amount of holdings with credit enhancements from one financial institution.

On July 23, 2014, the U.S. Securities and Exchange Commission adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. The compliance periods for amendments range between July 2015 and October 2016. The changes may affect Government Money Market’s return potential.

On September 1, 2015, the Board of Directors of the Fund approved changes to Government Money Market’s principal investment strategies. Under its new principal investment strategies, the Fund will invest at least 99.5% of its total assets in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations or cash. These changes become effective on or about January 4, 2016. Government Money Market will continue to seek to maintain a net asset value of $1.00 per share.

Counterparty Credit Risk: Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to

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Notes to Financial Statements (continued)

counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent the Funds deposit collateral with its counterparty to a written option.

With exchange-traded options purchased, futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: As of period end, Capital Appreciation invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting such sector would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

Certain Funds may invest in securities below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid and have more volatile prices than higher quality securities.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Global Allocation invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

Certain Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedules of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

11. Capital Share Transactions:

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2016		Year Ended December 31, 2015
Balanced Capital	Shares	Amount	Shares	Amount
Shares sold	113,357	$1,855,432	117,058	$2,101,260
Shares issued in reinvestment of distributions	—	—	1,951,620	32,946,839
Shares redeemed	(1,785,578)	(29,469,230)	(2,905,305)	(51,858,373)

Net decrease	(1,672,221)	$(27,613,798)	(836,627)	$(16,810,274)

Capital Appreciation
Shares sold	44,236	$1,430,693	121,301	$4,316,430
Shares issued in reinvestment of distributions	—	—	356,988	12,602,085
Shares redeemed	(279,015)	(8,997,537)	(441,299)	(15,840,803)

Net increase (decrease)	(234,779)	$(7,566,844)	36,990	$1,077,712

176	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

Notes to Financial Statements (concluded)

	Six Months Ended June 30, 2016		Year Ended December 31, 2015
Global Allocation	Shares	Amount	Shares	Amount
Shares sold	79,411	$1,121,132	255,119	$4,044,874
Shares issued in reinvestment of distributions	—	—		18,194,965
Shares redeemed	(1,119,252)	(15,691,064)	(1,959,571)	(30,693,514)
Net decrease	(1,039,841)	$(14,569,932)	(450,444)	$(8,453,675)
Government Money Market
Shares sold	37,542,896	$37,542,896	67,981,846	$67,981,846
Shares issued in reinvestment of distributions	22	22	8,112	8,112
Shares redeemed	(50,408,019)	(50,408,019)	(80,382,310)	(80,382,310)
Net decrease	(12,865,101)	$(12,865,101)	(12,392,352)	$(12,392,352)
High Yield
Shares sold	458,828	$2,250,374	840,318	$4,545,912
Shares issued in reinvestment of distributions	184,982	918,227	385,166	2,069,099
Shares redeemed	(574,273)	(2,844,442)	(1,940,771)	(10,442,450)
Net increase (decrease)	69,537	$324,159	(715,287)	$(3,827,439)
Large Cap Core
Shares sold	23,449	$596,624	83,560	$2,333,322
Shares issued in reinvestment of distributions	—	—	398,524	10,670,662
Shares redeemed	(338,509)	(8,570,091)	(682,256)	(19,156,529)
Net decrease	(315,060)	$(7,973,467)	(200,172)	$(6,152,545)
Total Return
Shares sold	131,908	$1,547,511	226,581	$2,653,107
Shares issued in reinvestment of distributions	64,128	746,856	144,019	1,691,408
Shares redeemed	(455,847)	(5,321,263)	(768,918)	(9,011,373)
Net decrease	(259,811)	$(3,026,896)	(398,318)	$(4,666,858)
U.S. Government Bond
Shares sold	176,798	$1,965,200	108,747	$1,201,268
Shares issued in reinvestment of distributions	65,533	723,958	134,501	1,487,025
Shares redeemed	(420,169)	(4,653,371)	(931,280)	(10,266,405)
Net decrease	(177,838)	$(1,964,213)	(688,032)	$(7,578,112)

12. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Certain Funds paid a net investment income dividend in the following amounts per share on July 22, 2016 to shareholders of record on July 20, 2016:

	Capital Appreciation	Large Cap Core
Investment income distribution	$0.004471	$0.000522

Certain Funds paid a short-term capital gain and a long-term capital gain distribution in the following amounts per share on July 22, 2016 to shareholders of record on July 20, 2016:

	Balanced Capital	Capital Appreciation	Government Money Market	Large Cap Core
Short-term capital gain distribution	—	$0.003888	$0.000002	—
Long-term capital gain distribution	$0.096900	$0.522870	$0.000003	$0.280720

BLACKROCK SERIES FUND, INC.	JUNE 30, 2016	177

Disclosure of Investment Advisory Agreement

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Series Fund, Inc. (the “Corporation”) met in person on April 12, 2016 (the “April Meeting”) and May 10-11, 2016 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement” or the “Agreement”) between the Corporation, on behalf of BlackRock Balanced Capital Portfolio (the “Balanced Capital Portfolio”), BlackRock Capital Appreciation Portfolio (the “Capital Appreciation Portfolio”), BlackRock Global Allocation Portfolio (the “Global Allocation Portfolio”), BlackRock Government Money Market Portfolio (the “Government Money Market Portfolio”), BlackRock High Yield Portfolio (the “High Yield Portfolio”), BlackRock Large Cap Core Portfolio (the “Large Cap Core Portfolio”), BlackRock Total Return Portfolio (the “Total Return Portfolio”) and BlackRock U.S. Government Bond Portfolio (the “U.S. Government Bond Portfolio”) (each, a “Fund,” and collectively, the “Funds”), each a series of the Corporation, and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of thirteen individuals, ten of whom were not “interested persons” of the Corporation as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). One of the Board Members is a non-management interested Board Member by virtue of his former positions with BlackRock, Inc. and its affiliates. The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; administrative and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) each Fund’s compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on Fund fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Broadridge1; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

178	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

Disclosure of Investment Advisory Agreement (continued)

affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; and (g) sales and redemption data regarding each Fund’s shares.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Corporation, on behalf of each Fund, for a one-year term ending June 30, 2017. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services to be Provided by BlackRock:

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance and each Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) preparing periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing other administrative functions necessary for the operation of each Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock:

The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in its applicable Broadridge category. The Board was provided with a description of the methodology used by Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. The Board was provided with information on the composition of the Broadridge performance universes and expense universes. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2016	179

Disclosure of Investment Advisory Agreement (continued)

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for each of the one-, three- and five-year periods reported, the Balanced Capital Portfolio ranked in the first quartile against its Broadridge Performance Universe.

The Board noted that for the one-, three- and five-year periods reported, the Capital Appreciation Portfolio ranked in the second, third and fourth quartiles, respectively, against its Broadridge Performance Universe. The Board noted the Capital Appreciation Portfolio’s improved performance during the one-year period. The Board and BlackRock reviewed and discussed the reasons for the Capital Appreciation Portfolio’s underperformance during the three- and five-year periods.

The Board and BlackRock discussed BlackRock’s strategy for improving the Capital Appreciation Portfolio’s investment performance. Discussions covered topics such as: investment risks undertaken by the Capital Appreciation Portfolio; performance attribution; the Capital Appreciation Portfolio’s investment personnel; and the resources appropriate to support the Capital Appreciation Portfolio’s investment processes. The Board and BlackRock also discussed BlackRock’s active equity platform, and it was noted that BlackRock has recruited a Head of Global Active Equity, and has appointed a Chief Performance Officer to provide analysis of investment performance to senior management and the Board.

The Board noted that for the one-, three- and five-year periods reported, the Global Allocation Portfolio ranked in the first, second and third quartiles, respectively, against its Broadridge Performance Universe.

The Board noted that for the one-, three- and five-year periods reported, the Government Money Market Portfolio ranked in the first, third and third quartiles, respectively, against its Broadridge Performance Universe. Additionally the Board noted that the Government Money Market Portfolio performed within the one basis point threshold of its Broadridge Performance Universe peer median for the three- and five-year periods. The Board reviewed the Government Money Market Portfolio’s performance within the context of the low yield environment that has existed over the past few years. The Board noted that effective September 1, 2015, the Government Money Market Portfolio had undergone a change in its investment strategy, and in that connection had changed its name from BlackRock Money Market Portfolio to BlackRock Government Money Market Portfolio.

The quartile standing of the Government Money Market Portfolio in its Broadridge Performance Universe takes into account the Fund’s current yield only. The Board believes that a money market fund can only be understood holistically, accounting for current yield and risk. While the Board reviews the Government Money Market Portfolio’s current yield performance, it also examines the liquidity, duration, and credit quality of the Fund’s portfolio. In the Board’s view, BlackRock’s money market funds have performed well over the one-, three- and five-year periods given BlackRock’s emphasis on preserving capital and seeking as high a level of current income as is consistent with liquidity while simultaneously managing risk.

The Board noted that for the one-, three- and five-year periods reported, the High Yield Portfolio ranked in the fourth, second, and second quartile against its Broadridge Performance Universe. The Board and BlackRock reviewed and discussed the reasons for the High Yield Portfolio’s underperformance during the one-year period.

The Board noted that for each of the one-, three- and five-year periods reported, the Large Cap Core Portfolio ranked in the second quartile against its Broadridge Performance Universe.

The Board noted that for the one-, three- and five-year periods reported, the Total Return Portfolio ranked in the second, first and first quartiles, respectively, against its Broadridge Performance Universe.

The Board noted that for the one-, three- and five-year periods reported, the U.S. Government Bond Portfolio ranked in the second, second and third quartiles, respectively, against its Broadridge Performance Universe.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund:

The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended

180	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

Disclosure of Investment Advisory Agreement (continued)

December 31, 2015 compared to available aggregate profitability data provided for the prior two years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing each Fund, to each Fund. The Board may receive and review information from independent third parties as part of its annual evaluation. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board noted that the Balanced Capital Portfolio’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Balanced Capital Portfolio’s Expense Peers. The Board also noted that the Balanced Capital Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the Balanced Capital Portfolio, combined with the assets of the other Series Funds, increase above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Balanced Capital Portfolio’s total expenses as a percentage of the Balanced Capital Portfolio’s average daily net assets. Additionally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the Balanced Capital Portfolio.

The Board noted that the Capital Appreciation Portfolio’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Capital Appreciation Portfolio’s Expense Peers. The Board also noted that the Capital Appreciation Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the Capital Appreciation Portfolio, combined with the assets of the other Series Funds, increase above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Capital Appreciation Portfolio’s total expenses as a percentage of the Capital Appreciation Portfolio’s average daily net assets. Additionally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the Capital Appreciation Portfolio.

The Board noted that the Global Allocation Portfolio’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Global Allocation Portfolio’s Expense Peers. The Board also noted that the Global Allocation Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the Global Allocation Portfolio, combined with the assets of the other Series Funds, increase above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Global Allocation Portfolio’s total expenses as a percentage of the Global Allocation Portfolio’s average daily net assets. Additionally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the Global Allocation Portfolio.

The Board noted that the Government Money Market Portfolio’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the fourth quartile, relative to the Government Money Market Portfolio’s Expense Peers. The Board reviewed the Government Money Market Portfolio’s expenses within the context of the low yield environment and consequent expense waivers and reimbursements. The Board also noted that the Government Money Market Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the Government Money Market Portfolio, combined with the assets of the other Series Funds, increase above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Government Money Market Portfolio’s total expenses as a percentage of the Government Money Market Portfolio’s average daily net assets. Additionally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the Government Money Market Portfolio. Finally, the Board noted that, to enable the Government Money Market Portfolio to maintain minimum levels of daily net investment income, BlackRock has voluntarily agreed to waive a portion of its fees and/or reimburse the Government Money Market Portfolio’s operating expenses as necessary. This waiver and/or reimbursement may be discontinued at any time without notice.

The Board noted that the High Yield Portfolio’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the High Yield Portfolio’s Expense Peers. The Board also noted that the High Yield

BLACKROCK SERIES FUND, INC.	JUNE 30, 2016	181

Disclosure of Investment Advisory Agreement (continued)

Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the High Yield Portfolio, combined with the assets of the other Series Funds, increase above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the High Yield Portfolio’s total expenses as a percentage of the High Yield Portfolio’s average daily net assets. Additionally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the High Yield Portfolio.

The Board noted that the Large Cap Core Portfolio’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Large Cap Core Portfolio’s Expense Peers. The Board also noted that the Large Cap Core Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the Large Cap Core Portfolio, combined with the assets of the other Series Funds, increase above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Large Cap Core Portfolio’s total expenses as a percentage of the Large Cap Core Portfolio’s average daily net assets. Additionally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the Large Cap Core Portfolio.

The Board noted that the Total Return Portfolio’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Total Return Portfolio’s Expense Peers. The Board also noted that the Total Return Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the Total Return Portfolio, combined with the assets of the other Series Funds, increase above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Total Return Portfolio’s total expenses as a percentage of the Total Return Portfolio’s average daily net assets. Additionally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the Total Return Portfolio.

The Board noted that the U.S. Government Bond Portfolio’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the U.S. Government Bond Portfolio’s Expense Peers. The Board also noted that the U.S. Government Bond Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the U.S. Government Bond Portfolio, combined with the assets of the other Series Funds, increase above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the U.S. Government Bond Portfolio’s total expenses as a percentage of the U.S. Government Bond Portfolio’s average daily net assets. Additionally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the U.S. Government Bond Portfolio.

D. Economies of Scale:

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which each Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members:

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that, except with respect to the Government Money Market Portfolio, it had considered the investment by BlackRock’s funds in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Corporation, on behalf of each Fund, for a one-year term ending June 30, 2017. Based upon its evaluation of all of the aforementioned factors in their totality,

182	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

Disclosure of Investment Advisory Agreement (concluded)

as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2016	183

Officers and Directors

Robert M. Hernandez, Chair of the Board and Director

Fred G. Weiss, Vice Chair of the Board and Director

James H. Bodurtha, Director

Bruce R. Bond, Director

Donald W. Burton, Director

Honorable Stuart E. Eizenstat, Director

Robert Fairbairn, Director

Henry Gabbay, Director

John F. O’Brien, Director

Donald C. Opatrny, Director

Roberta Cooper Ramo, Director

David H. Walsh, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Effective May 6, 2016, Valerie G. Brown resigned as a Director of the Company.

Effective May 10, 2016, Kenneth A. Froot resigned as a Director of the Company.

On June 2, 2016, the Board appointed Henry R. Keizer as a Director of the Company, effective July 28, 2016.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

Custodian The Bank of New York Mellon[1] New York, NY 10286 Brown Brothers Harriman & Co.[2] Boston, MA 02109	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019

[1]	For all Funds except BlackRock Global Allocation Portfolio.

[2]	For BlackRock Global Allocation Portfolio.

184	BLACKROCK SERIES FUND, INC.	JUNE 30, 2016

Additional Information

General Information

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330.The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com/prospectus/insurance; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com/prospectus/insurance or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2016	185

This report is authorized for distribution only to Policyowners of certain variable life insurance policies, which are funded by shares of BlackRock Series Fund, Inc. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund or the policies. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information used throughout this report does not include insurance-related fees and expenses. An investment in BlackRock Government Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although BlackRock Government Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Statements and other information herein are as dated and are subject to change. Please see the Fund’s prospectus for a description of risks associated with global investments.

Series8-6/16-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) –   The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by
Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) –   There were no changes in the registrant’s internal control over financial reporting (as defined in
Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) –  Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Series Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Series Fund, Inc.

Date:	August 25, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Series Fund, Inc.

Date:	August 25, 2016

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Series Fund, Inc.

Date:	August 25, 2016

3